      As filed with the United States Securities and Exchange Commission on
                                 April 28, 2009


                                              1933 Act Registration No. 33-57340
                                             1940 Act Registration No. 811-07452

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

   Pre-Effective Amendment No. ________                   [ ]


   Post-Effective Amendment No. 38                        [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
Amendment No. 37                                          [X]


                          AIM VARIABLE INSURANCE FUNDS
               (Exact Name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                              John M. Zerr, Esquire
              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
                     (Name and Address of Agent for Service)

                                    Copy to:


    Melanie Ringold, Esquire             E. Carolan Berkley, Esquire
    Invesco Aim Advisors, Inc.           Stradley Ronon Stevens & Young, LLP
    11 Greenway Plaza, Suite 100         2600 One Commerce Square
    Houston, Texas 77046-1173            Philadelphia, Pennsylvania 19103


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2009 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on _______________, 200_ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                    AIM V.I. BASIC BALANCED FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Basic Balanced Fund's investment objective is long-term growth of capital and current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4
Advisor Compensation                          5
Portfolio Managers                            5
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     6
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies.

    In selecting equity securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:

  - Buy business trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.

  - Emphasize quality businesses with potential to grow intrinsic value over time. We seek established companies which we believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.


    The portfolio managers estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). The portfolio managers believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. The portfolio managers check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.

    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999...........................................................................    19.31%
2000...........................................................................    -4.20%
2001...........................................................................   -11.42%
2002...........................................................................   -17.10%
2003...........................................................................    16.36%
2004...........................................................................     7.52%
2005...........................................................................     5.29%
2006...........................................................................    10.55%
2007...........................................................................     2.20%
2008...........................................................................   -38.32%







    During the periods shown in the bar chart, the highest quarterly return was 15.67% (quarter ended December 31, 1999) and the lowest quarterly return was -20.99% (quarter ended December 31, 2008). For periods prior to July 1, 2005, performance shown above relates to the fund before changing its investment objective and strategy with an emphasis on purchasing debt securities for both growth of capital and current income.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                          INCEPTION
(for the periods ended December 31, 2008)                                1 YEAR    5 YEARS    10 YEARS       DATE
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Balanced Fund                                            (38.32)%    (4.63)%     (2.57)%    05/01/98
S&P 500--Registered Trademark-- Index(1,2)                              (36.99)     (2.19)      (1.38)           --
Custom Basic Balanced Index(1,2,3)                                      (21.94)      1.58        3.35            --
Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index(1,2,4)    (26.25)     (0.32)       0.64            --

----------------------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Basic Balanced Index as its style specific index because the fund believes the Custom Basic Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The benchmarks may not reflect payment of fees, expenses or taxes.




(3) The Custom Basic Balanced Index is an index created by Invesco Aim Advisors, Inc. to benchmark the fund. The index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-- Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indexes were rebranded as Barclays Capital indexes.


(4) The Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees(2)                                                                  0.75%
Other Expenses                                                                      0.60
Acquired Fund Fees and Expenses                                                     0.00
Total Annual Fund Operating Expenses                                                1.35
Fee Waiver and/or Expense Reimbursements(2,3)                                       0.44
Net Annual Fund Operating Expenses                                                  0.91
------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least December 31, 2009, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.62% (for average net assets up to $150 million) to 0.45% (for average net assets over $10 billion).


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
AIM V.I. Basic Balanced Fund      $93       $384       $697      $1,586
---------------------------------------------------------------------------


                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.91%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.09%        7.89%       11.83%       15.91%       20.14%
End of Year Balance                     $10,409.00   $10,788.93   $11,182.72   $11,590.89   $12,013.96
Estimated Annual Expenses               $    92.86   $   143.09   $   148.31   $   153.72   $   159.33
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.35%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.52%       29.07%       33.78%       38.66%       43.73%
End of Year Balance                     $12,452.47   $12,906.99   $13,378.09   $13,866.39   $14,372.51
Estimated Annual Expenses               $   165.15   $   171.18   $   177.42   $   183.90   $   190.61
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc, (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.31% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fixed income portion of the fund are made by the investment management team at Invesco Institutional. Investment decisions for the equity portion of the fund are made by the investment management team at Invesco Aim. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Bret Stanley, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.



- Cynthia Brien, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1996.



- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2002.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.




- Matthew Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2001.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

  (1)   trade activity monitoring; and

  (2) the use of fair value pricing consistent with procedures approved by the Board.


    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.



    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.


    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.


    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)
-------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $11.81      $0.31        $(4.84)      $(4.53)     $(0.47)     $ 6.81      (38.32)%
Year ended 12/31/07                11.92       0.28         (0.01)        0.27       (0.38)      11.81        2.20
Year ended 12/31/06                10.99       0.25          0.91         1.16       (0.23)      11.92       10.55
Year ended 12/31/05                10.59       0.18          0.38         0.56       (0.16)      10.99        5.29
Year ended 12/31/04                 9.99       0.13          0.62         0.75       (0.15)      10.59        7.52
___________________________________________________________________________________________________________________
===================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS    TURNOVER
----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                 $27,596           0.91%(c)          1.35%(c)       3.11%(c)      50%
Year ended 12/31/07                  59,000           0.91              1.18           2.31          47
Year ended 12/31/06                  84,212           0.91              1.15           2.16          44
Year ended 12/31/05                  90,633           0.95              1.15           1.68          44
Year ended 12/31/04                  99,070           1.12              1.12           1.24          51
__________________________________________________________________________________________________________
==========================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets (000's omitted) of $43,807 for Series I shares.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Basic Balanced Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIBBA-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                    AIM V.I. BASIC BALANCED FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Basic Balanced Fund's investment objective is long-term growth of capital and current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES             1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                         2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                            2

Performance Table                               3

FEE TABLE AND EXPENSE EXAMPLE                   3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                   3

Expense Example                                 4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                   4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                    5

Advisor Compensation                            6

Portfolio Managers                              6

OTHER INFORMATION                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares               7

Excessive Short-Term Trading Activity
  Disclosures                                   7

Trade Activity Monitoring                       7

Fair Value Pricing                              8

Risks                                           8

Pricing of Shares                               8

Taxes                                           9

Dividends and Distributions                     9

Share Classes                                   9

Distribution Plan                               9

Payments to Insurance Companies                10

FINANCIAL HIGHLIGHTS                           11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION       Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies.

    In selecting equity securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:
  - Buy business trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.
  - Emphasize quality businesses with potential to grow intrinsic value over time. We seek established companies which we believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

    The portfolio managers estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). The portfolio managers believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. The portfolio managers check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.

    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDEDDECEMBER 31                                                             RETURNS
---------------------                                                             -------
1999*..........................................................................    19.01%
2000*..........................................................................    -4.44%
2001*..........................................................................   -11.65%
2002**.........................................................................   -17.30%
2003...........................................................................    16.15%
2004...........................................................................     7.24%
2005...........................................................................     5.00%
2006...........................................................................    10.26%
2007...........................................................................     1.94%
2008...........................................................................   -38.46%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is January 24, 2002.



    During the periods shown in the bar chart, the highest quarterly return was 15.60% (quarter ended December 31, 1999) and the lowest quarterly return was -21.02% (quarter ended December 31, 2008). For periods prior to July 1, 2005, performance shown above relates to the fund before changing its investment objective and strategy with an emphasis on purchasing debt securities for both growth of capital and current income.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                          SERIES I
                                                                                                         INCEPTION
(for the periods ended December 31, 2008)                               1 YEAR    5 YEARS    10 YEARS       DATE
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Balanced Fund(1)                                         (38.46)%   (4.87)%     (2.81)%    05/01/98
S&P 500--Registered Trademark-- Index(2,3)                              (36.99)    (2.19)      (1.38)           --
Custom Basic Balanced Index(2,3,4)                                      (21.94)     1.58        3.35            --
Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index(2,3,5)    (26.25)    (0.32)       0.64            --
-------------------------------------------------------------------------------------------------------------------------





(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is January 24, 2002.


(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Basic Balanced Index as its style specific index because the fund believes the Custom Basic Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.




(4) The Custom Basic Balanced Index is an index created by Invesco Aim Advisors, Inc. to benchmark the fund. The index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-- Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indexes were rebranded as Barclays Capital indexes.


(5) The Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These funds, by portfolio practice, maintain a mix between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                   SERIES II SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A
Maximum Deferred Sales Charge (Load)                                               N/A
--------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                    SERIES II SHARES
--------------------------------------------------------------------------------------------------
Management Fees(2)                                                                0.75%

Distribution and/or Service (12b-1) Fees                                          0.25

Other Expenses                                                                    0.60

Acquired Fund Fees and Expenses                                                   0.00

Total Annual Fund Operating Expenses                                              1.60

Fee Waiver and/or Expense Reimbursements(2,3)                                     0.44

Net Annual Fund Operating Expenses                                                1.16
--------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least December 31, 2009, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.62% (for average net assets up to $150 million) to 0.45% (for average net assets over $10 billion).


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.16% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

     This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------
AIM V.I. Basic Balanced Fund     $118       $462       $829      $1,863
------------------------------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.16%        1.60%        1.60%        1.60%        1.60%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.84%        7.37%       11.02%       14.80%       18.70%
End of Year Balance                     $10,384.00   $10,737.06   $11,102.12   $11,479.59   $11,869.89
Estimated Annual Expenses               $   118.23   $   168.97   $   174.71   $   180.65   $   186.80
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.60%        1.60%        1.60%        1.60%        1.60%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.73%       26.91%       31.22%       35.68%       40.30%
End of Year Balance                     $12,273.47   $12,690.77   $13,122.25   $13,568.41   $14,029.74
Estimated Annual Expenses               $   193.15   $   199.71   $   206.50   $   213.53   $   220.79
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.31% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fixed income portion of the fund are made by the investment management team at Invesco Institutional. Investment decisions for the equity portion of the fund are made by the investment management team at Invesco Aim. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Bret Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.



- Cynthia Brien, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1996.



- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2002.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.




- Matthew Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2001.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds and loans, normally, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.



CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.


    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                          ----------------------------
                          AIM V.I. BASIC BALANCED FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08               $11.73      $0.28        $(4.79)      $(4.51)     $(0.44)     $ 6.78      (38.46)%     $2,829
Year ended 12/31/07                11.84       0.25         (0.01)        0.24       (0.35)      11.73        1.94        5,295
Year ended 12/31/06                10.91       0.22          0.91         1.13       (0.20)      11.84       10.36        5,878
Year ended 12/31/05                10.53       0.15          0.37         0.52       (0.14)      10.91        4.91        5,870
Year ended 12/31/04                 9.95       0.10          0.62         0.72       (0.14)      10.53        7.24        5,642
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE   PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS    TURNOVER
------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08                   1.16%(c)          1.60%(c)       2.86%(c)      50%
Year ended 12/31/07                   1.16              1.43           2.06          47
Year ended 12/31/06                   1.16              1.40           1.91          44
Year ended 12/31/05                   1.20              1.40           1.43          44
Year ended 12/31/04                   1.37              1.37           0.99          51
__________________________________________________________________________________________
==========================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets (000's omitted) of $4,263 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Basic Balanced Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIBBA-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                       AIM V.I. BASIC VALUE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Basic Value Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES             1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                         2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                            2
Performance Table                               3
FEE TABLE AND EXPENSE EXAMPLE                   3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                   3
Expense Example                                 4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                   4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                    5
Advisor Compensation                            5
Portfolio Managers                              6
OTHER INFORMATION                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares               6
Excessive Short-Term Trading Activity
  Disclosures                                   6
Trade Activity Monitoring                       7
Fair Value Pricing                              7
Risks                                           7
Pricing of Shares                               7
Taxes                                           8
Dividends and Distributions                     9
Share Classes                                   9
Payments to Insurance Companies                 9
FINANCIAL HIGHLIGHTS                           10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION       Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.




    The portfolio management team seeks to construct a portfolio of companies that have the potential for capital growth. The fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include futures contracts, option contracts, and equity linked derivatives. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.


    In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:
  - Buy businesses trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.
  - Emphasize quality businesses with potential to grow intrinsic value over time. They seek established companies which they believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

    They estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). They believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. They check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.

    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

    The portfolio managers seek to achieve strong long-term performance by constructing a diversified portfolio of typically 40-60 stocks that offers value content greater than the broad market, as measured by the portfolio's aggregate discount to the portfolio managers' estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual companies as opposed to macro economic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the fund's portfolio rather than mirror the composition or sector weights of any benchmark.

    The fund may also invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
  The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be currently out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
2002...........................................................................   -22.15%
2003...........................................................................    33.63%
2004...........................................................................    11.07%
2005...........................................................................     5.74%
2006...........................................................................    13.20%
2007...........................................................................     1.54%
2008...........................................................................   -51.77%







    During the period shown in the bar chart, the highest quarterly return was 20.56% (quarter ended June 30, 2003) and the lowest quarterly return was -30.54% (quarter ended December 31, 2008).

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                  SINCE      INCEPTION
(for the periods ended December 31, 2008)                  1 YEAR    5 YEARS    INCEPTION       DATE
---------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                                  (51.77)%   (8.22)%     (4.85)%     09/10/01
S&P 500--Registered Trademark-- Index(1,2)                 (36.99)    (2.19)      (1.23)(3)   08/31/01(3)
Russell 1000--Registered Trademark-- Value Index(1,2,4)    (36.85)    (0.79)        0.72(3)   08/31/01(3)
Lipper VUF Large-Cap Value Funds Index(1,2,5)              (36.51)    (1.96)      (0.83)(3)   08/31/01(3)
---------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception date of the fund's Series I shares.
(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000--Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Value Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product and if it did, expenses would be higher.


SHAREHOLDER FEES

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A
Maximum Deferred Sales Charge (Load)                                               N/A
--------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                    0.68%
Other Expenses                                                                     0.35
Acquired Fund Fees and Expenses                                                    0.00
Total Annual Fund Operating Expenses(2)                                            1.03
--------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
AIM V.I. Basic Value Fund     $105       $328       $569      $1,259
------------------------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.03%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.97%        8.10%       12.39%       16.85%       21.49%
End of Year Balance                     $10,397.00   $10,809.76   $11,238.91   $11,685.09   $12,148.99
Estimated Annual Expenses               $   105.04   $   109.21   $   113.55   $   118.06   $   122.75
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.03%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.31%       31.33%       36.54%       41.96%       47.60%
End of Year Balance                     $12,631.31   $13,132.77   $13,654.14   $14,196.21   $14,759.80
Estimated Annual Expenses               $   127.62   $   132.68   $   137.95   $   143.43   $   149.12
---------------------------------------------------------------------------------------------------------





(1) Your actual response may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.





    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


    During the fiscal year ended December 31, 2008, the advisor received compensation of 0.68% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Bret Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.


- Matthew Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 2001.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------


OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES

Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                             NET GAINS
                                            (LOSSES) ON
                    NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                      VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                    BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                    OF PERIOD    (LOSS)     UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08            $12.73      $0.10(a)    $(6.68)      $(6.58)     $(0.09)       $(1.96)        $(2.05)      $ 4.10
Year ended
  12/31/07             13.35       0.07(a)      0.17         0.24       (0.08)        (0.78)         (0.86)       12.73
Year ended
  12/31/06             12.37       0.07(a)      1.54         1.61       (0.05)        (0.58)         (0.63)       13.35
Year ended
  12/31/05             11.84       0.05         0.63         0.68       (0.01)        (0.14)         (0.15)       12.37
Year ended
  12/31/04             10.66       0.02         1.16         1.18          --            --             --        11.84
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                                                     RATIO OF
                                                    RATIO OF        EXPENSES TO
                                                    EXPENSES        AVERAGE NET
                                                   TO AVERAGE     ASSETS WITHOUT   RATIO OF NET
                                                   NET ASSETS       FEE WAIVERS     INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS      AND/OR      INCOME (LOSS)
                      TOTAL      END OF PERIOD  AND/OR EXPENSES      EXPENSES       TO AVERAGE   PORTFOLIO
                    RETURN(b)   (000S OMITTED)      ABSORBED         ABSORBED       NET ASSETS    TURNOVER
----------------------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08            (51.77)%     $157,693           1.03%(c)         1.03%(c)        0.99%(c)      58%
Year ended
  12/31/07              1.62        399,974           0.96             0.99            0.52          25
Year ended
  12/31/06             13.12        489,352           0.97             1.02            0.54          15
Year ended
  12/31/05              5.74        487,332           0.97             1.02            0.38          16
Year ended
  12/31/04             11.07        496,837           1.02             1.02            0.17          14
__________________________________________________________________________________________________________
==========================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets (000's omitted) of $280,517 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Basic Value Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIBVA-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                       AIM V.I. BASIC VALUE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Basic Value Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II Shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          5

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The portfolio management team seeks to construct a portfolio of companies that have the potential for capital growth. The fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include futures contracts, option contracts, and equity linked derivatives. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.


    In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:
  - Buy businesses trading at a significant discount to portfolio managers' estimate of intrinsic value. A company's market price must generally offer 50% appreciation potential to estimated intrinsic value over a 2 to 3 year time period.
  - Emphasize quality businesses with potential to grow intrinsic value over time. They seek established companies which they believe have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

    They estimate a company's intrinsic value primarily by taking the present value of projected future free cash flows (i.e. the excess cash generated by the business after considering all cash inflows and outflows to operate the business). They believe this intrinsic value represents the fair economic worth of the business and a value that an informed buyer would pay to acquire the entire company for cash. They check this valuation method with long-run absolute valuation characteristics (including price-to-earnings ratio and price-to-book value ratio) adjusted for the prevailing inflation and interest rate environment.

    The portfolio managers will consider selling a security to capitalize on a more attractive investment opportunity, if a security is trading significantly above the portfolio managers' estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

    The portfolio managers seek to achieve strong long-term performance by constructing a diversified portfolio of typically 40-60 stocks that offers value content greater than the broad market, as measured by the portfolio's aggregate discount to the portfolio managers' estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual companies as opposed to macro economic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the fund's portfolio rather than mirror the composition or sector weights of any benchmark.


    The fund may also invest up to 25% of its total assets in foreign securities.


    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be currently out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product, if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
2002...........................................................................   -22.34%
2003...........................................................................    33.29%
2004...........................................................................    10.84%
2005...........................................................................     5.43%
2006...........................................................................    12.94%
2007...........................................................................     1.36%
2008...........................................................................   -51.90%







    During the period shown in the bar chart, the highest quarterly return was 20.48% (quarter ended June 30, 2003) and the lowest quarterly return was -30.63% (quarter ended December 31, 2008).

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                SINCE      INCEPTION
December 31, 2008)             1 YEAR    5 YEARS    INCEPTION       DATE
-----------------------------------------------------------------------------
AIM V.I. Basic Value Fund      (51.90)%   (8.44)%     (5.08)%     09/10/01
S&P 500--Registered
  Trademark-- Index(1,2)       (36.99)    (2.19)      (1.23)(3)   08/31/01(3)
Russell 1000--Registered
  Trademark-- Value
  Index(1,2,4)                 (36.85)    (0.79)        0.72(3)   08/31/01(3)
Lipper VUF Large-Cap Value
  Funds Index(1,2,5)           (36.51)    (1.96)      (0.83)(3)   08/31/01(3)
-----------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception date of the fund's Series II shares.
(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000--Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Value Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.68%
Distribution and/or Service (12b-1) Fees                                            0.25
Other Expenses                                                                      0.35
Acquired Fund Fees and Expenses                                                     0.00
Total Annual Fund Operating Expenses(2)                                             1.28
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
AIM V.I. Basic Value Fund     $130       $406       $702      $1,545
-----------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%        1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                       5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       3.72%        7.58%       11.58%       15.73%       20.04%
End of Year Balance         $10,372.00   $10,757.84   $11,158.03   $11,573.11   $12,003.63
Estimated Annual Expenses   $   130.38   $   135.23   $   140.26   $   145.48   $   150.89
------------------------------------------------------------------------------------------

SERIES II                     YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%        1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      24.50%       29.13%       33.94%       38.92%       44.09%
End of Year Balance         $12,450.16   $12,913.31   $13,393.68   $13,891.93   $14,408.71
Estimated Annual Expenses   $   156.50   $   162.33   $   168.36   $   174.63   $   181.12
--------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds, Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.68% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Bret Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1999.


- Matthew Seinsheimer, Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998.



- Michael Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 2001.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.


    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.



    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.



    Swap Agreements: Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.


    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------


OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.


    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable

                            -------------------------
                            AIM V.I. BASIC VALUE FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal year ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.



                                                    NET GAINS
                                                   (LOSSES) ON
                           NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          $12.62     $ 0.07(a)    $(6.61)      $(6.54)     $(0.05)       $(1.96)        $(2.01)      $ 4.07
Year ended 12/31/07           13.24       0.04(a)      0.16         0.20       (0.04)        (0.78)         (0.82)       12.62
Year ended 12/31/06           12.26       0.04(a)      1.54         1.58       (0.02)        (0.58)         (0.60)       13.24
Year ended 12/31/05           11.76       0.02         0.62         0.64          --         (0.14)         (0.14)       12.26
Year ended 12/31/04           10.61      (0.01)        1.16         1.15          --            --             --        11.76
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                                            RATIO OF
                                                           RATIO OF        EXPENSES TO
                                                           EXPENSES        AVERAGE NET
                                                          TO AVERAGE     ASSETS WITHOUT   RATIO OF NET
                                                          NET ASSETS       FEE WAIVERS     INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS      AND/OR       INCOME (LOSS)
                             TOTAL      END OF PERIOD  AND/OR EXPENSES      EXPENSES     TO AVERAGE NET  PORTFOLIO
                           RETURN(B)   (000S OMITTED)      ABSORBED         ABSORBED         ASSETS       TURNOVER
------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          (51.90)%     $126,874           1.28%(c)         1.28%(c)         0.74%(c)      58%
Year ended 12/31/07            1.36        303,628           1.21             1.24             0.27          25
Year ended 12/31/06           12.94        339,457           1.22             1.27             0.29          15
Year ended 12/31/05            5.43        363,393           1.22             1.27             0.13          16
Year ended 12/31/04           10.84        353,605           1.27             1.27            (0.08)         14
__________________________________________________________________________________________________________________
==================================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Ratios are based on average daily net assets (000's omitted) of $218,346 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Basic Value Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIBVA-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                              AIM V.I. CAPITAL APPRECIATION FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Appreciation Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                        2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                           2
Performance Table                              2
FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                  3
Expense Example                                3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                  3
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS               4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                   4
Advisor Compensation                           5
Portfolio Managers                             5
OTHER INFORMATION                              5
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares              5
Excessive Short-Term Trading Activity
  Disclosures                                  6
Trade Activity Monitoring                      6
Fair Value Pricing                             6
Risks                                          6
Pricing of Shares                              7
Taxes                                          8
Dividends and Distributions                    8
Share Classes                                  8
Payments to Insurance Companies                8
FINANCIAL HIGHLIGHTS                           9
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet this objective by investing primarily in common stocks of companies of all market capitalizations. The fund may invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on stocks of companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon earnings growth, revenue growth, earnings quality and earnings sustainability.

    The fundamental analysis focuses on identifying and analyzing both industries and companies with strong characteristics of revenue, earnings and cash flow growth. Valuation metrics are also incorporated in the analysis.

    The portfolio managers look for key company-specific attributes including:


  - market leadership position with the potential for additional growth;


  - value added products or services with pricing power;


  - superior growth in revenue, earnings and cash flow;


  - potential to improve profitability and return on capital; and


  - a strong balance sheet, appropriate financial leverage and a prudent use of capital.

    The portfolio managers also focus on other industry attributes such as a rational competitive environment, pricing flexibility and differentiation of products and services.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments is the fund.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                        ANNUAL
YEAR ENDED                                                                              TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
1999................................................................................    44.61%
2000................................................................................   -10.91%
2001................................................................................   -23.28%
2002................................................................................   -24.35%
2003................................................................................    29.52%
2004................................................................................     6.62%
2005................................................................................     8.83%
2006................................................................................     6.30%
2007................................................................................    12.01%
2008................................................................................   -42.49%





    During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -23.09% (quarter ended September 30, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                              INCEPTION
(for the periods ended December 31, 2008)                    1 YEAR    5 YEARS    10 YEARS       DATE
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           (42.49)%   (4.49)%     (2.59)%    05/05/93
S&P 500--Registered Trademark-- Index(1,2)                   (36.99)    (2.19)      (1.38)           --
Russell 1000--Registered Trademark-- Growth Index(1,2,3)     (38.44)    (3.42)      (4.27)           --
Lipper VUF Multi-Cap Growth Funds Category Average(1,2,4)    (42.50)    (2.65)      (1.95)           --
----------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Multi-Cap Growth Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.

(4) The Lipper VUF Multi-Cap Growth Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Multi-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)     SERIES I SHARES
----------------------------------------------------------------
Maximum Sales Charge (Load)                         N/A

Maximum Deferred Sales Charge (Load)                N/A
----------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I
share assets)                                 SERIES I SHARES
----------------------------------------------------------------
Management Fees                                     0.61%

Other Expenses                                      0.30

Acquired Fund Fees and Expenses                     0.01

Total Annual Fund Operating Expenses(2)             0.92
----------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund      $94       $293       $509      $1,131
---------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.92%        0.92%        0.92%        0.92%        0.92%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.08%        8.33%       12.75%       17.35%       22.13%
End of Year Balance                     $10,408.00   $10,832.65   $11,274.62   $11,734.62   $12,213.40
Estimated Annual Expenses               $    93.88   $    97.71   $   101.69   $   105.84   $   110.16
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.92%        0.92%        0.92%        0.92%        0.92%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.12%       32.30%       37.70%       43.32%       49.17%
End of Year Balance                     $12,711.70   $13,230.34   $13,770.14   $14,331.96   $14,916.70
Estimated Annual Expenses               $   114.66   $   119.33   $   124.20   $   129.27   $   134.54
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark) located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.61% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Robert Lloyd, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000. As the lead manager, Mr. Lloyd generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lloyd may perform these functions, and the nature of these functions, may change from time to time.



- Ryan Amerman, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 1996.


      More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

      The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


  OTHER INFORMATION
  ------------------------------------------------------------------------------

  PURCHASE AND REDEMPTION OF SHARES
  The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

      Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

      Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

  (1)   trade activity monitoring; and
  (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES


DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.





                                              NET GAINS
                                               (LOSSES)
                     NET ASSET      NET     ON SECURITIES               DIVIDENDS
                       VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                     BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
SERIES I             OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------
Year ended 12/31/08    $29.37      $0.09(c)    $(12.57)      $(12.48)    $   --      $16.89      (42.49)%   $  492,079
Year ended 12/31/07     26.22       0.01          3.14          3.15         --       29.37       12.01      1,086,677
Year ended 12/31/06     24.67       0.01          1.55          1.56      (0.01)      26.22        6.34      1,204,559
Year ended 12/31/05     22.69       0.03          1.97          2.00      (0.02)      24.67        8.79        822,899
Year ended 12/31/04     21.28       0.02(e)       1.39          1.41         --       22.69        6.62        886,990
________________________________________________________________________________________________________________________
========================================================================================================================

                         RATIO OF          RATIO OF
                         EXPENSES          EXPENSES     RATIO OF NET
                        TO AVERAGE      TO AVERAGE NET   INVESTMENT
                        NET ASSETS      ASSETS WITHOUT     INCOME
                     WITH FEE WAIVERS    FEE WAIVERS      (LOSS) TO
                      AND/OR EXPENSES  AND/OR EXPENSES     AVERAGE     PORTFOLIO
SERIES I                 ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------
Year ended 12/31/08        0.91%(d)          0.91%(d)       0.37%(d)      103%
Year ended 12/31/07        0.88              0.88           0.03           71
Year ended 12/31/06        0.91              0.91           0.06          120
Year ended 12/31/05        0.89              0.89           0.11           97
Year ended 12/31/04        0.91              0.91           0.09(e)        74
_________________________________________________________________________________
=================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level, and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $777,793 for Series I shares.


(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $(0.04) and (0.17)% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


BECAUSE YOU CANNOT PURCHASE SHARES OF THE FUND DIRECTLY, THESE DOCUMENTS HAVE NOT BEEN
MADE AVAILABLE ON OUR WEBSITE.


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Capital Appreciation Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICAP-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                              AIM V.I. CAPITAL APPRECIATION FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Appreciation Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          5
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet this objective by investing primarily in common stocks of companies of all market capitalizations. The fund may invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on stocks of companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon earnings growth, revenue growth, earnings quality and earnings sustainability.

    The fundamental analysis focuses on identifying and analyzing both industries and companies with strong characteristics of revenue, earnings and cash flow growth. Valuation metrics are also incorporated in the analysis.

    The portfolio managers look for key company-specific attributes including:
  - market leadership position with the potential for additional growth;
  - value added products or services with pricing power;
  - superior growth in revenue, earnings and cash flow;
  - potential to improve profitability and return on capital; and
  - a strong balance sheet, appropriate financial leverage and a prudent use of capital.

    The portfolio managers also focus on other industry attributes such as a rational competitive environment, pricing flexibility and differentiation of products and services.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments is the fund.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.



    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). All performance shown assumes the reinvestment of dividends and capital gains.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                                        ANNUAL
YEAR ENDED                                                                              TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
1999*...............................................................................    44.26%
2000*...............................................................................   -11.13%
2001**..............................................................................   -23.47%
2002................................................................................   -24.52%
2003................................................................................    29.18%
2004................................................................................     6.33%
2005................................................................................     8.58%
2006................................................................................     6.06%
2007................................................................................    11.73%
2008................................................................................   -42.63%



* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 35.69% (quarter ended December 31, 1999) and the lowest quarterly return was -23.11% (quarter ended September 30, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                              SERIES I
                                                                                             INCEPTION
(for the periods ended December 31, 2008)                   1 YEAR    5 YEARS    10 YEARS       DATE
---------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund(1)                       (42.63)%   (4.73)%     (2.82)%    05/05/93
S&P 500--Registered Trademark-- Index(2,3)                  (36.99)    (2.19)      (1.38)           --
Russell 1000--Registered Trademark-- Growth Index(2,3,4)    (38.44)    (3.42)      (4.27)           --
Lipper VUF Multi-Cap Growth Funds Category Average(2,5)     (42.50)    (2.65)      (1.95)           --
---------------------------------------------------------------------------------------------------------


                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Multi-Cap Growth Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.

(5) The Lipper VUF Multi-Cap Growth Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Multi-Cap Growth Funds category. These funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.61%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.30

Acquired Fund Fees and Expenses                                                     0.01

Total Annual Fund Operating Expenses(2)                                             1.17
-------------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     $119       $372       $644      $1,420
---------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.83%        7.81%       11.94%       16.22%       20.67%
End of Year Balance                     $10,383.00   $10,780.67   $11,193.57   $11,622.28   $12,067.42
Estimated Annual Expenses               $   119.24   $   123.81   $   128.55   $   133.47   $   138.58
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.30%       30.09%       35.08%       40.25%       45.62%
End of Year Balance                     $12,529.60   $13,009.48   $13,507.74   $14,025.09   $14,562.25
Estimated Annual Expenses               $   143.89   $   149.40   $   155.13   $   161.07   $   167.24
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 2008, the advisor received compensation of 0.61% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Robert Lloyd, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000. As the lead manager, Mr. Lloyd generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lloyd may perform these functions, and the nature of these functions, may change from time to time.



- Ryan Amerman, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 1996.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.

    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                           NET GAINS
                           NET ASSET                        (LOSSES)                    DIVIDENDS
                             VALUE,                   ON SECURITIES (BOTH  TOTAL FROM   FROM NET     NET ASSET
                           BEGINNING  NET INVESTMENT      REALIZED AND     INVESTMENT  INVESTMENT      VALUE,       TOTAL
                           OF PERIOD   INCOME (LOSS)      UNREALIZED)      OPERATIONS    INCOME    END OF PERIOD  RETURN(a)
---------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          $28.95       $ 0.03(c)         $(12.37)         $(12.34)      $--         $16.61       (42.63)%
Year ended 12/31/07           25.91        (0.07)              3.11             3.04        --          28.95        11.73
Year ended 12/31/06           24.43        (0.05)              1.53             1.48        --          25.91         6.06
Year ended 12/31/05           22.50        (0.03)              1.96             1.93        --          24.43         8.58
Year ended 12/31/04           21.16        (0.02)(e)           1.36             1.34        --          22.50         6.33
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                               RATIO OF          RATIO OF
                                               EXPENSES          EXPENSES
                                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                             NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
--------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08           $176,794           1.16%(d)          1.16%(d)        0.12%(d)      103%
Year ended 12/31/07            349,294           1.13              1.13           (0.22)          71
Year ended 12/31/06            371,316           1.16              1.16           (0.19)         120
Year ended 12/31/05            339,190           1.14              1.14           (0.14)          97
Year ended 12/31/04            136,982           1.16              1.16           (0.16)(e)       74
________________________________________________________________________________________________________
========================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level, and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $260,997 for Series II shares.


(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)% for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Capital Appreciation Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICAP-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                               AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Development Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I Class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stocks.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Mid Cap(R) Index measures the performance of the 800 smallest companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization. The companies in the Russell Mid Cap(R) Index are considered representative of medium-sized companies and constitute approximately 25% of the total market capitalization of the Russell 1000(R) Index.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon: (1) earning; (2) quality; and (3) valuation. The fundamental analysis focuses on identifying both industries and mid-capitalization companies that, in the portfolio managers' view, have high growth potential and are also favorably priced relative to the growth expectations for that company.


    The resulting portfolio contains two types of companies: (1) consistent growth companies and (2) earnings-acceleration companies. Consistent growth companies are companies with a history of strong returns and, in the portfolio managers' opinion, are industry leaders serving growth, non-cyclical markets whose performance tends to remain constant regardless of economic conditions. Earning-acceleration companies are companies that are driven by near-term catalysts such as new products, improved processes and/or specific economic conditions that may lead to rapid sales and earnings growth. The portfolio managers strive to control the fund's volatility and risk in two primary ways:
(1) diversifying fund holdings across sectors and (2) building a portfolio with approximately equal weightings among individual security holdings.

    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) it no longer meets their investment criteria; (2) a company's fundamentals deteriorate; (3) a stock's price reaches its valuation target; (4) a company is no longer considered a mid-capitalization company; and/or (5) a more attractive investment option is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Growth Investing Risk--Growth stocks can perform differently from the market as a whole than other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile that other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Mid-capitalization companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in mid-capitalization sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of mid-capitalization companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increasing costs, which can lower the actual return of the fund. Active Trading may also increase short term gains and losses, which may affect the taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with variable products; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999...........................................................................    29.10%
2000...........................................................................     9.25%
2001...........................................................................    -8.08%
2002...........................................................................   -21.36%
2003...........................................................................    35.36%
2004...........................................................................    15.50%
2005...........................................................................     9.61%
2006...........................................................................    16.52%
2007...........................................................................    10.84%
2008...........................................................................   -47.03%







    During the period shown in the bar chart, the highest quarterly return was 29.66% (quarter ended December 31, 1999) and the lowest quarterly return was -28.11% (quarter ended December 31, 2008).

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with variable products; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                               INCEPTION
(for the periods ended December 31, 2008)                     1 YEAR    5 YEARS    10 YEARS       DATE
-----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund                             (47.03)%   (2.83)%      1.80%     05/01/98
S&P 500--Registered Trademark-- Index(1,2)                    (36.99)    (2.19)      (1.38)           --
Russell Midcap--Registered Trademark-- Growth Index(1,2,3)    (44.32)    (2.33)      (0.19)           --
Lipper VUF Mid-Cap Growth Funds Index(1,2,4)                  (44.86)    (1.98)      (0.06)           --
-----------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.




(3) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(4) The Lipper VUF Mid-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P Mid-Cap 400 Index is a market capitalization weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees(2)                                                                  0.75%
Other Expenses                                                                      0.36
Acquired Fund Fees and Expenses                                                     0.01
Total Annual Fund Operating Expenses                                                1.12
Fee Waiver and/or Expense Reimbursements(2,3)                                       0.01
Net Annual Fund Operating Expenses(4)                                               1.11
------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.




(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Capital Development Fund     $113       $355       $616      $1,362
--------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.11%        1.12%        1.12%        1.12%        1.12%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.89%        7.92%       12.11%       16.46%       20.98%
End of Year Balance                     $10,389.00   $10,792.09   $11,210.83   $11,645.81   $12,097.66
Estimated Annual Expenses               $   113.16   $   118.61   $   123.22   $   128.00   $   132.96
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.12%        1.12%        1.12%        1.12%        1.12%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.67%       30.55%       35.61%       40.87%       46.34%
End of Year Balance                     $12,567.05   $13,054.65   $13,561.18   $14,087.35   $14,633.94
Estimated Annual Expenses               $   138.12   $   143.48   $   149.05   $   154.83   $   160.84
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.





    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets, after fee waivers and/or expense reimbursement.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Paul Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.



- Brent Lium, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2003.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                                           NET GAINS
                                NET ASSET      NET        (LOSSES) ON
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM   DISTRIBUTIONS   NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     FROM NET     VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS  REALIZED GAINS   OF PERIOD  RETURN(a)
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $18.85     $(0.05)(b)     $(8.88)        $(8.93)       $(1.99)       $ 7.93      (47.03)%
Year ended 12/31/07                18.43      (0.10)(b)       2.14           2.04         (1.62)        18.85       10.84
Year ended 12/31/06                16.09      (0.07)          2.73           2.66         (0.32)        18.43       16.52
Year ended 12/31/05                14.68      (0.04)          1.45           1.41            --         16.09        9.61
Year ended 12/31/04                12.71      (0.03)(b)       2.00           1.97            --         14.68       15.50
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS    TURNOVER
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $ 61,986           1.10%(c)          1.11%(c)       (0.38)%(c)     99%
Year ended 12/31/07                 149,776           1.05              1.06           (0.47)        109
Year ended 12/31/06                 148,668           1.08              1.09           (0.48)        119
Year ended 12/31/05                 117,674           1.09              1.09           (0.22)        125
Year ended 12/31/04                 112,028           1.10              1.10           (0.21)         93
___________________________________________________________________________________________________________
===========================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b)  Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $106,602 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.



If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at





BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246





Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Capital Development Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICDV-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                               AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Development Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   9

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stocks.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Mid Cap-- Registered Trademark-- Index measures the performance of the 800 smallest companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization. The companies in the Russell Mid Cap--Registered Trademark-- Index are considered representative of medium-sized companies and constitute approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon: (1) earning; (2) quality; and (3) valuation. The fundamental analysis focuses on identifying both industries and mid-capitalization companies that, in the portfolio managers' view, have high growth potential and are also favorably priced relative to the growth expectations for that company.


    The resulting portfolio contains two types of companies: (1) consistent growth companies and (2) earnings-acceleration companies. Consistent growth companies are companies with a history of strong returns and, in the portfolio managers' opinion, are industry leaders serving growth, non-cyclical markets whose performance tends to remain constant regardless of economic conditions. Earning-acceleration companies are companies that are driven by near-term catalysts such as new products, improved processes and/or specific economic conditions that may lead to rapid sales and earnings growth. The portfolio managers strive to control the fund's volatility and risk in two primary ways:
(1) diversifying fund holdings across sectors and (2) building a portfolio with approximately equal weightings among individual security holdings.

    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) it no longer meets their investment criteria; (2) a company's fundamentals deteriorate; (3) a stock's price reaches its valuation target; (4) a company is no longer considered a mid-capitalization company; and/or (5) a more attractive investment option is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Growth Investing Risk--Growth stocks can perform differently from the market as a whole than other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Mid-capitalization companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in mid-capitalization sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of mid-capitalization companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increasing costs, which can lower the actual return of the fund. Active Trading may also increase short term gains and losses, which may affect the taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999*..........................................................................    28.78%
2000*..........................................................................     8.98%
2001**.........................................................................    -8.23%
2002...........................................................................   -21.61%
2003...........................................................................    35.04%
2004...........................................................................    15.27%
2005...........................................................................     9.27%
2006...........................................................................    16.26%
2007...........................................................................    10.55%
2008...........................................................................   -47.13%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.



    During the period shown in the bar chart, the highest quarterly return was 29.58% (quarter ended December 31, 1999) and the lowest quarterly return was -28.12% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  SERIES I
(for the periods ended December 31, 2008)                     1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund(1)                          (47.13)%   (3.07)%      1.56%       05/01/98
S&P 500--Registered Trademark-- Index(2,3)                    (36.99)    (2.19)      (1.38)             --
Russell Midcap--Registered Trademark-- Growth Index(2,3,4)    (44.32)    (2.33)      (0.19)             --
Lipper VUF Mid-Cap Growth Funds Index(2,3,5)                  (44.86)    (1.98)      (0.06)             --
----------------------------------------------------------------------------------------------------------------





(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.

(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.




(4) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(5) The Lipper VUF Mid-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                  SERIES II SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                       N/A

Maximum Deferred Sales Charge (Load)                                              N/A
----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                   SERIES II SHARES
----------------------------------------------------------------------------------------------
Management Fees(2)                                                               0.75%

Distribution and/or Service (12b-1) Fees                                         0.25

Other Expenses                                                                   0.36

Acquired Fund Fees and Expenses                                                  0.01

Total Annual Fund Operating Expenses                                             1.37

Fee Waiver and/or Expense Reimbursements(2,3)                                    0.01

Net Annual Fund Operating Expenses(4)                                            1.36
----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.




(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Capital Development Fund     $138       $433       $749      $1,645
--------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.




SERIES II                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
---------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.36%        1.37%        1.37%        1.37%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                       5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                       3.64%        7.40%       11.30%       15.34%       19.53%       23.87%       28.36%       33.02%
End of Year Balance         $10,364.00   $10,740.21   $11,130.08   $11,534.10   $11,952.79   $12,386.68   $12,836.32   $13,302.27
Estimated Annual Expenses   $   138.48   $   144.56   $   149.81   $   155.25   $   160.89   $   166.73   $   172.78   $   179.05
---------------------------------------------------------------------------------------------------------------------------------



SERIES II                     YEAR 9       YEAR 10
------------------------------------------------------
Annual Expense Ratio(1)          1.37%        1.37%
Cumulative Return Before
  Expenses                      55.13%       62.89%
Cumulative Return After
  Expenses                      37.85%       42.86%
End of Year Balance         $13,785.15   $14,285.55
Estimated Annual Expenses   $   185.55   $   192.28
------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.




    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



ADVISOR COMPENSATION


During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets, after fee waivers and/or expense reimbursements.



    Invesco Aim, not the fund, pays sub-advisory fees, if any.



    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Paul Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual portfolio construction techniques, securities, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.



- Brent Lium, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2003.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:




    (1) trade activity monitoring; and




    (2) the use of fair value pricing consistent with procedures approved by the Board.


    Each of these tools is described in more detail below.


    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable

                        ---------------------------------
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                           NET GAINS
                                NET ASSET      NET        (LOSSES) ON
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM   DISTRIBUTIONS   NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     FROM NET     VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS  REALIZED GAINS   OF PERIOD  RETURN(a)
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $18.53     $(0.09)(b)     $(8.71)        $(8.80)       $(1.99)       $ 7.74      (47.13)%
Year ended 12/31/07                18.19      (0.15)(b)       2.11           1.96         (1.62)        18.53       10.55
Year ended 12/31/06                15.92      (0.10)          2.69           2.59         (0.32)        18.19       16.26
Year ended 12/31/05                14.57      (0.07)          1.42           1.35            --         15.92        9.27
Year ended 12/31/04                12.64      (0.06)(b)       1.99           1.93            --         14.57       15.27
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS    TURNOVER
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                $ 80,473           1.35%(c)          1.36%(c)       (0.63)%(c)     99%
Year ended 12/31/07                 190,815           1.30              1.31           (0.72)        109
Year ended 12/31/06                 128,990           1.33              1.34           (0.73)        119
Year ended 12/31/05                  83,388           1.34              1.34           (0.47)        125
Year ended 12/31/04                  71,339           1.35              1.35           (0.46)         93
___________________________________________________________________________________________________________
===========================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b)  Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $137,800 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

By Mail:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Capital Development Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICDV-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                       AIM V.I. CORE EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Core Equity Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES             1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                         2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                            2

Performance Table                               2

FEE TABLE AND EXPENSE EXAMPLE                   3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                   3

Expense Example                                 3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                   4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                    4

Advisor Compensation                            5

Portfolio Managers                              5

OTHER INFORMATION                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares               6

Excessive Short-Term Trading Activity
  Disclosures                                   6

Trade Activity Monitoring                       6

Fair Value Pricing                              7

Risks                                           7

Pricing of Shares                               7

Taxes                                           8

Dividends and Distributions                     8

Share Classes                                   8

Payments to Insurance Companies                 8

FINANCIAL HIGHLIGHTS                           10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION       Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.



    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and ROIC. The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC, which is a key indicator of business quality and the caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.


    The fund may also invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result the fund may not achieve its investment objective.


    A larger position in cash or cash equivalents could also detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999...........................................................................    34.25%
2000...........................................................................   -14.56%
2001...........................................................................   -22.83%
2002...........................................................................   -15.58%
2003...........................................................................    24.42%
2004...........................................................................     8.97%
2005...........................................................................     5.31%
2006...........................................................................    16.70%
2007...........................................................................     8.12%
2008...........................................................................   -30.14%







    During the periods shown in the bar chart, the highest quarterly return was 23.30% (quarter ended December 31, 1999) and the lowest quarterly return was -21.54% (quarter ended September 30, 2001). Effective September 30, 2002, the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                      INCEPTION
(for the periods ended December 31, 2008)            1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund(1)                         (30.14)%    0.23%      (0.61)%    05/02/94
S&P 500--Registered Trademark-- Index(2,3)           (36.99)    (2.19)      (1.38)           --
Russell 1000--Registered Trademark-- Index(2,3,4)    (37.60)    (2.04)      (1.09)           --
Lipper VUF Large-Cap Core Funds Index(2,3,5)         (37.21)    (2.34)      (2.19)           --
--------------------------------------------------------------------------------------------------




(1) Effective September 30, 2002, the fund changed its investment objective. As a result, performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A

Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.61%

Other Expenses                                                                      0.29

Acquired Fund Fees and Expenses                                                     0.01

Total Annual Fund Operating Expenses                                                0.91

Fee Waiver and/or Expense Reimbursements(2)                                         0.01

Net Annual Fund Operating Expenses(3)                                               0.90
------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.




(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
AIM V.I. Core Equity Fund      $92       $289       $503      $1,119
------------------------------------------------------------------------


                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:



  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.90%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.10%        8.36%       12.79%       17.40%       22.20%
End of Year Balance                     $10,410.00   $10,835.77   $11,278.95   $11,740.26   $12,220.44
Estimated Annual Expenses               $    91.85   $    96.67   $   100.62   $   104.74   $   109.02
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.91%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.20%       32.41%       37.82%       43.46%       49.32%
End of Year Balance                     $12,720.25   $13,240.51   $13,782.05   $14,345.73   $14,932.48
Estimated Annual Expenses               $   113.48   $   118.12   $   122.95   $   127.98   $   133.22
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.


    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.59% of the average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Ronald S. Sloan, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1998. As lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.

- Tyler Dann II, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 1998 to 2004, Mr. Dann was a principal and senior research analyst at Banc of America Securities LLC.

- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global investors.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:



    (1) trade activity monitoring; and



    (2) the use of fair value pricing consistent with procedures approved by the Board.


    Each of these tools is described in more detail below.


    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable contract owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.


    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.


    Specific types of securities are valued as follows:


    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.


    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.



    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.



    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.



    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.


    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf "). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                   NET GAINS
                        NET ASSET                 (LOSSES) ON                 DIVIDENDS
                          VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                        BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                        OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08       $29.11      $0.33(c)      $(9.11)        $(8.78)     $(0.58)     $19.75      (30.14)%   $1,330,161
Year ended 12/31/07        27.22       0.42(c)        1.80           2.22       (0.33)      29.11        8.12      2,298,007
Year ended 12/31/06        23.45       0.34(c)        3.58           3.92       (0.15)      27.22       16.70      2,699,252
Year ended 12/31/05        22.60       0.24(c)        0.96           1.20       (0.35)      23.45        5.31      1,246,529
Year ended 12/31/04        20.94       0.30(e)        1.58           1.88       (0.22)      22.60        8.97      1,487,462
______________________________________________________________________________________________________________________________
==============================================================================================================================

                            RATIO OF          RATIO OF
                            EXPENSES          EXPENSES
                           TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                           NET ASSETS      ASSETS WITHOUT   INVESTMENT
                        WITH FEE WAIVERS    FEE WAIVERS       INCOME
                         AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                            ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08           0.89%(d)          0.90%(d)       1.26%(d)       36%
Year ended 12/31/07           0.87              0.88           1.44           45
Year ended 12/31/06           0.89              0.89           1.35           45
Year ended 12/31/05           0.89              0.89           1.08           52
Year ended 12/31/04           0.91              0.91           1.25(e)        52
____________________________________________________________________________________
====================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $1,853,011 for Series I shares.


(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Core Equity Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICEQ-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                       AIM V.I. CORE EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Core Equity Fund's investment objective is growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4
Advisor Compensation                          5
Portfolio Managers                            5
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     6
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.



    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and ROIC. The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC, which is a key indicator of business quality and the caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.


    The fund may also invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result the fund may not achieve its investment objective.


    A larger position in cash or cash equivalents could also detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
12/31/99*......................................................................    33.91%
12/31/00*......................................................................   -14.77%
12/31/01**.....................................................................   -23.03%
12/31/02.......................................................................   -15.79%
12/31/03.......................................................................    24.15%
12/31/04.......................................................................     8.67%
12/31/05.......................................................................     5.08%
12/31/06.......................................................................    16.42%
12/31/07.......................................................................     7.88%
12/31/08.......................................................................   -30.32%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is October 24, 2001.



    During the periods shown in the bar chart, the highest quarterly return was 23.22% (quarter ended December 31, 1999) and the lowest quarterly return was -21.59% (quarter ended September 30, 2001). Effective September 30, 2002 the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                         SERIES I
(for the periods ended December 31, 2008)            1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund(1)                         (30.32)%   (0.02)%     (0.85)%      05/02/94
S&P 500--Registered Trademark-- Index(2,3)           (36.99)    (2.19)      (1.38)             --
Russell 1000--Registered Trademark-- Index(2,3,4)    (37.60)    (2.04)      (1.09)             --
Lipper VUF Large-Cap Core Funds Index(2,3,5)         (37.21)    (2.34)      (2.19)             --
-------------------------------------------------------------------------------------------------------





(1) Effective September 30, 2002, the fund changed its investment objective. As a result, performance shown for the fund reflects the investment objective of the fund in effect during the periods shown. The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is October 24, 2001.

(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.61%
Distribution and/or Service (12b-1) Fees                                            0.25
Other Expenses                                                                      0.29
Acquired Fund Fees and Expenses                                                     0.01
Total Annual Fund Operating Expenses                                                1.16
Fee Waiver and/or Expense Reimbursements(2)                                         0.01
Net Annual Fund Operating Expenses(3)                                               1.15
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                   1 YEAR          3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund           $117             $367             $637            $1,408
------------------------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.15%        1.16%        1.16%        1.16%        1.16%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.85%        7.84%       11.98%       16.28%       20.74%
End of Year Balance                     $10,385.00   $10,783.78   $11,197.88   $11,627.88   $12,074.39
Estimated Annual Expenses               $   117.21   $   122.78   $   127.49   $   132.39   $   137.47
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.16%        1.16%        1.16%        1.16%        1.16%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.38%       30.20%       35.19%       40.39%       45.78%
End of Year Balance                     $12,538.05   $13,019.51   $13,519.46   $14,038.60   $14,577.69
Estimated Annual Expenses               $   142.75   $   148.23   $   153.93   $   159.84   $   165.97
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.59% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.


- Tyler Dann, II, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 1998 to 2004, Mr. Dann was a principal and senior research analyst for Banc of America Securities LLC.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global investors.

    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performances.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                            -------------------------
                            AIM V.I. CORE EQUITY FUND
                            -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                                          NET GAINS
                               NET ASSET                 (LOSSES) ON                 DIVIDENDS
                                 VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET    NET ASSET
                               BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT  VALUE, END    TOTAL
                               OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME     OF PERIOD  RETURN(a)
---------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08              $28.88      $0.26(c)      $(9.02)        $(8.76)     $(0.50)     $19.62      (30.32)%
Year ended 12/31/07               27.02       0.34(c)        1.80           2.14       (0.28)      28.88        7.88
Year ended 12/31/06               23.33       0.28(c)        3.55           3.83       (0.14)      27.02       16.42
Year ended 12/31/05               22.48       0.18(c)        0.96           1.14       (0.29)      23.33        5.08
Year ended 12/31/04               20.85       0.21(e)        1.60           1.81       (0.18)      22.48        8.67
_____________________________________________________________________________________________________________________
=====================================================================================================================

                                                   RATIO OF          RATIO OF
                                                   EXPENSES          EXPENSES
                                                  TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                  NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                 NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                $23,885           1.14%(d)          1.15%(d)       1.01%(d)       36%
Year ended 12/31/07                 34,772           1.12              1.13           1.19           45
Year ended 12/31/06                 39,729           1.14              1.14           1.10           45
Year ended 12/31/05                  3,858           1.14              1.14           0.83           52
Year ended 12/31/04                  4,173           1.16              1.16           1.00(e)        52
___________________________________________________________________________________________________________
===========================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $29,839 for Series II shares.


(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.67% for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Core Equity Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VICEQ-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. DIVERSIFIED INCOME FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Diversified Income Fund's investment objective is to achieve a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however the fund may invest up to 100% of its total assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities and up to 15% in securities of companies located in developing markets. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank. The fund may also invest in synthetic and derivative instruments, provided such investments are consistent with the fund's investment objective. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swap agreements (including but not limited to, interest rate, currency, total return and credit default swaps), put options, call options, futures contracts, options on future contracts and forward currency contracts. The fund may engage in these transactions for hedging and non-hedging purposes.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to risk associated with a rise in the general level of interest rates than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.

    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.


    Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.



    Because a large percentage of the fund's assets may be in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999...........................................................................    -1.92%
2000...........................................................................     0.69%
2001...........................................................................     3.59%
2002...........................................................................     2.30%
2003...........................................................................     9.24%
2004...........................................................................     5.03%
2005...........................................................................     2.90%
2006...........................................................................     4.48%
2007...........................................................................     1.72%
2008...........................................................................   -15.73%







    During the periods shown in the bar chart, the highest quarterly return was 5.32% (quarter ended June 30, 2003) and the lowest quarterly return was -7.87% (quarter ended September 30, 2008).

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                           INCEPTION
(for the periods ended December 31, 2008)                 1 YEAR    5 YEARS    10 YEARS       DATE
-------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund                          (15.73)%   (0.65)%     1.02%      05/05/93
Barclays Capital U.S. Aggregate Index(1,2)                  5.24      4.65       5.63             --
Barclays Capital U.S. Credit Index(1,2,3)                  (3.08)     2.65       4.85             --
Lipper VUF Corporate Debt BBB-Rated Funds Index(1,2,4)     (4.97)     2.66       4.39             --

-------------------------------------------------------------------------------------------------------




(1) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. The fund has also included the Barclays Capital U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. Effective November 3, 2008, the Lehman Brothers indexes were rebranded as Barclays Capital indexes. In addition, the Lipper Variable Underlying Funds Corporate Debt BBB-Rated Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The benchmarks may not reflect payment of fees, expenses or taxes.


(3) The Barclays Capital U.S. Credit Index is an unmanaged index that consists of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

(4) The Lipper VUF Corporate Debt BBB-Rated Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Corporate Debt BBB-Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A

Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.60%

Other Expenses                                                                      0.71

Acquired Fund Fees and Expenses                                                     0.00

Total Annual Fund Operating Expenses                                                1.31

Fee Waiver and/or Expense Reimbursements(2)                                         0.56

Net Annual Fund Operating Expenses                                                  0.75
------------------------------------------------------------------------------------------------


                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                           1 YEAR          3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund            $77             $360             $665            $1,530
-------------------------------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.75%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.25%        8.10%       12.09%       16.22%       20.51%
End of Year Balance                     $10,425.00   $10,809.68   $11,208.56   $11,622.16   $12,051.01
Estimated Annual Expenses               $    76.59   $   139.09   $   144.22   $   149.54   $   155.06
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.96%       29.57%       34.35%       39.31%       44.45%
End of Year Balance                     $12,495.70   $12,956.79   $13,434.89   $13,930.64   $14,444.68
Estimated Annual Expenses               $   160.78   $   166.71   $   172.87   $   179.24   $   185.86
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.04% of the fund's average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:





- Cynthia Brien, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1996.



- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2002.


- Peter Ehret, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 2001.



- Darren Hughes, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 1992.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS


The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryover), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.



                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $7.80       $0.50        $(1.74)      $(1.24)     $(0.69)      $5.87      (15.59)%     $24,070
Year ended 12/31/07                8.28        0.51         (0.37)        0.14       (0.62)       7.80        1.72        38,336
Year ended 12/31/06                8.43        0.46         (0.08)        0.38       (0.53)       8.28        4.48        46,743
Year ended 12/31/05                8.74        0.40         (0.15)        0.25       (0.56)       8.43        2.90        55,065
Year ended 12/31/04                8.82        0.36          0.08         0.44       (0.52)       8.74        5.03        65,069
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                   0.75%(d)          1.31%(d)       6.83%(d)       35%
Year ended 12/31/07                   0.75              1.17           6.04           67
Year ended 12/31/06                   0.75              1.10           5.47           78
Year ended 12/31/05                   0.89              1.08           4.54           92
Year ended 12/31/04                   1.01              1.01           4.01          113
_________________________________________________________________________________________________
=================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $31,702 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Diversified Income Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIDIN-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. DIVERSIFIED INCOME FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Diversified Income Fund's investment objective is to achieve a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         8
Pricing of Shares                             8
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies              10
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however the fund may invest up to 100% of its total assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities and up to 15% in securities of companies located in developing markets. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank. The fund may also invest in synthetic and derivative instruments, provided such investments are consistent with the fund's investment objective. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in include swap agreements (including but not limited to, interest rate, currency, total return and credit default swaps), put options, call options, futures contracts, options on future contracts and forward currency contracts. The fund may engage in these transactions for hedging and non-hedging purposes.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to risk associated with a rise in the general level of interest rates than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.

    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.


    Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.



    Because a large percentage of the fund's assets may be in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
1999*.................................................................    -2.16%
2000*.................................................................     0.44%
2001*.................................................................     3.33%
2002**................................................................     2.03%
2003..................................................................     9.02%
2004..................................................................     4.69%
2005..................................................................     2.67%
2006..................................................................     4.17%
2007..................................................................     1.51%
2008..................................................................   -15.93%




 * The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 14, 2002.



    During the periods shown in the bar chart, the highest quarterly return was 5.33% (quarter ended June 30, 2003) and the lowest quarterly return was -7.95% (quarter ended September 30, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                              SERIES I
(for the periods ended December 31, 2008)                 1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
------------------------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund(1)                       (15.93)%   (0.90)%     0.77%        05/05/93
Barclays Capital U.S. Aggregate Index(2,3)                  5.24      4.65       5.63               --
Barclays Capital U.S. Credit Index(2,3,4)                  (3.08)     2.65       4.85               --
Lipper VUF Corporate Debt BBB-Rated Funds Index(2,3,5)     (4.97)     2.66       4.39               --
------------------------------------------------------------------------------------------------------------




(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 14, 2002.

(2) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. The fund has also included the Barclays Capital U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. Effective November 3, 2008, the Lehman Brothers indexes were rebranded as Barclays Capital indexes. In addition, the Lipper Variable Underlying Funds Corporate Debt BBB-Rated Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The Barclays Capital U.S. Credit Index is an unmanaged index that consists of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.


(5) The Lipper VUF Corporate Debt BBB-Rated Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Corporate Debt BBB-Rated Funds category. These funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.60%
Distribution and/or Service (12b-1) Fees                                            0.25
Other Expenses                                                                      0.71
Acquired Fund Fees and Expenses                                                     0.00
Total Annual Fund Operating Expenses                                                1.56
Fee Waiver and/or Expense Reimbursements(2)                                         0.56
Net Annual Fund Operating Expenses                                                  1.00
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.00% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund     $102       $438       $797      $1,809
-------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------


  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates makes any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.00%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.00%        7.58%       11.28%       15.11%       19.07%
End of Year Balance                     $10,400.00   $10,757.76   $11,127.83   $11,510.62   $11,906.59
Estimated Annual Expenses               $   102.00   $   165.03   $   170.71   $   176.58   $   182.65
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.56%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.16%       27.40%       31.78%       36.31%       41.00%
End of Year Balance                     $12,316.18   $12,739.85   $13,178.10   $13,631.43   $14,100.35
Estimated Annual Expenses               $   188.94   $   195.44   $   202.16   $   209.11   $   216.31
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.04% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30th.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Cynthia Brien, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1996.



- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 2002.


- Peter Ehret, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 2001.



- Darren Hughes, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 1992.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and, semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to ADI Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. DIVERSIFIED INCOME FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $7.74       $0.48        $(1.72)      $(1.24)     $(0.67)      $5.83      (15.78)%      $409
Year ended 12/31/07                8.21        0.48         (0.36)        0.12       (0.59)       7.74        1.51         606
Year ended 12/31/06                8.36        0.44         (0.09)        0.35       (0.50)       8.21        4.17         713
Year ended 12/31/05                8.67        0.38         (0.15)        0.23       (0.54)       8.36        2.67         902
Year ended 12/31/04                8.78        0.33          0.08         0.41       (0.52)       8.67        4.69         980
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   1.00%(d)          1.56%(d)       6.58%(d)       35%
Year ended 12/31/07                   1.00              1.42           5.79           67
Year ended 12/31/06                   1.00              1.35           5.22           78
Year ended 12/31/05                   1.14              1.33           4.29           92
Year ended 12/31/04                   1.26              1.26           3.76          113
_________________________________________________________________________________________________
=================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $486 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Diversified Income Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIDIN-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                          AIM V.I. DYNAMICS FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Dynamics Fund's investment objective is long-term capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          5
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7

Fair Value Pricing                            7
Risks                                         7

Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   9
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stock.


    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Mid Cap-- Registered Trademark-- Index measures the performance of the 800 smallest companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies in the Russell Mid Cap--Registered Trademark-- Index are considered representative of medium-sized companies and constitute approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.


    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon: (1) earning, (2) quality; and (3) valuation. The fundamental analysis focuses on identifying both industries and companies that, in the portfolio managers' view, have high growth potential and are also favorably priced relative to the growth expectations for that company. The portfolio managers base their selection of stocks for the fund on analysis of individual companies. The investment process involves:
  - Applying fundamental research, including financial statement analysis and management visits to identify stocks of companies believed to have large potential markets, cash-generating business models, improving balance sheets and solid management teams; and
  - Using a variety of valuation techniques to determine target buy and sell prices as well as a stock's valuation upside and downside potential.


    The resulting portfolio contains two types of companies: (1) consistent growth companies and (2) earnings-acceleration companies. Consistent growth companies are companies with a history of strong returns and, in the portfolio managers' opinion, are industry leaders serving growth, non-cyclical markets whose performance tends to remain constant regardless of economic conditions. Earning-acceleration companies are companies that are driven by near-term catalysts such as new products, improved processes and/or specific economic conditions that may lead to rapid sales and earnings growth.

    The portfolio managers strive to control the fund's volatility and risk by varying individual stock position sizes and diversifying fund holdings across sectors.


    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) it no longer meets the investment criteria; (2) a company's fundamentals deteriorate; (3) a stock's price reaches its valuation target; (4) a company is no longer considered a mid-capitalization company; and/or (5) a more attractive investment option is identified.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio many decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earning of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than large companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increasing costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
YEARS ENDED                                                                        TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
1999...........................................................................    55.60%
2000...........................................................................    -3.55%
2001...........................................................................   -31.14%
2002...........................................................................   -31.90%
2003...........................................................................    37.82%
2004...........................................................................    13.34%
2005...........................................................................    10.72%
2006...........................................................................    16.11%
2007...........................................................................    12.19%
2008...........................................................................   -48.08%





    During the periods shown in the bar chart, the highest quarterly return was 33.23% (quarter ended December 31, 1999) and the lowest quarterly return was -34.19% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                INCEPTION
(for the periods ended December 31, 2008)                      1 YEAR    5 YEARS    10 YEARS       DATE
------------------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund(1)                                     (48.08)%    (3.23)%     (1.93)%    08/22/97
S&P 500--Registered Trademark-- Index(2,3)                    (36.99)     (2.19)      (1.38)           --
Russell Midcap--Registered Trademark-- Growth Index(2,3,4)    (44.32)     (2.33)      (0.19)           --
Lipper VUF Mid-Cap Growth Funds Index(2,3,5)                  (44.86)     (1.98)      (0.06)           --
------------------------------------------------------------------------------------------------------------




(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those securities in the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Mid-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds category. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equity market.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A

Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)    SERIES I SHARES
-----------------------------------------------------------------------------
Management Fees                                                  0.75%

Other Expenses                                                   0.47

Acquired Fund Fees and Expenses                                  0.00

Total Annual Fund Operating Expenses(2)                          1.22
-----------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES           1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------
AIM V.I. Dynamics Fund     $124       $387       $670      $1,477
---------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.22%        1.22%        1.22%        1.22%        1.22%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.78%        7.70%       11.77%       16.00%       20.38%
End of Year Balance                     $10,378.00   $10,770.29   $11,177.41   $11,599.91   $12,038.39
Estimated Annual Expenses               $   124.31   $   129.00   $   133.88   $   138.94   $   144.19
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.22%        1.22%        1.22%        1.22%        1.22%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.93%       29.66%       34.56%       39.64%       44.92%
End of Year Balance                     $12,493.44   $12,965.69   $13,455.79   $13,964.42   $14,492.28
Estimated Annual Expenses               $   149.64   $   155.30   $   161.17   $   167.26   $   173.59
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than these shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Paul Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.



- Brent Lium, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2003.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.


    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.


    Specific types of securities are valued as follows:


    Domestic Exchange Traded Equity Securities--Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.


    Foreign Securities--If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.



    Fixed Income Securities--Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities--The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.



    Futures and Options--Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.



    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds--To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES

Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.


    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $19.24     $(0.10)(c)    $(9.15)      $(9.25)     $ 9.99      (48.08)%    $ 41,664
Year ended 12/31/07                17.15      (0.11)(c)      2.20         2.09       19.24       12.19       122,184
Year ended 12/31/06                14.77      (0.09)         2.47         2.38       17.15       16.11       120,792
Year ended 12/31/05                13.34      (0.04)         1.47         1.43       14.77       10.72       111,655
Year ended 12/31/04                11.77      (0.09)         1.66         1.57       13.34       13.34       123,609
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                   1.22%(d)          1.22%(d)       (0.62)%(d)     106%
Year ended 12/31/07                   1.11              1.11           (0.58)         115
Year ended 12/31/06                   1.12              1.13           (0.51)         142
Year ended 12/31/05                   1.16              1.17           (0.29)         110
Year ended 12/31/04                   1.14              1.14           (0.62)          64
_____________________________________________________________________________________________
=============================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $79,735 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Dynamics Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIDYN-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                          AIM V.I. DYNAMICS FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Dynamics Fund's investment objective is long-term capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES               1
- - - - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                            1
- - - - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                           2
- - - - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                              2
Performance Table                                 3
FEE TABLE AND EXPENSE EXAMPLE                     4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                     4
Expense Example                                   4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                     5
- - - - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                  5
- - - - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                   5
- - - - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                      5
Advisor Compensation                              6
Portfolio Managers                                6
OTHER INFORMATION                                 7
- - - - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares                 7
Excessive Short-Term Trading Activity
  Disclosures                                     7
Trade Activity Monitoring                         7
Fair Value Pricing                                8
Risks                                             8
Pricing of Shares                                 8
Taxes                                             9
Dividends and Distributions                       9
Share Classes                                     9
Distribution Plan                                 9
Payments to Insurance Companies                  10
FINANCIAL HIGHLIGHTS                             11
- - - - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION         Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Mid Cap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Mid Cap-- Registered Trademark-- Index measures the performance of the 800 smallest companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies in the Russell Mid Cap--Registered Trademark-- Index are considered representative of medium-sized companies and constitute approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock ranking model to rank stocks based primarily upon: (1) earning, (2) quality; and (3) valuation. The fundamental analysis focuses on identifying both industries and companies that, in the portfolio managers' view, have high growth potential and are also favorably priced relative to growth expectations for that company. The portfolio managers base their selection of stocks for the fund on analysis of individual companies. The investment process involves:

- Applying fundamental research, including financial statement analysis and management visits to identify stocks of companies believed to have large potential markets, cash-generating business models, improving balance sheets and solid management teams; and

- Using a variety of valuation techniques to determine target buy and sell prices as well as a stock's valuation upside and downside potential.

    The resulting portfolio contains two types of companies: (1) consistent growth companies and (2) earnings-acceleration companies. Consistent growth companies are companies with a history of strong returns and, in the portfolio managers' opinion, are industry leaders serving growth, non-cyclical markets whose performance tends to remain constant regardless of economic conditions. Earning-acceleration companies are companies that are driven by near-term catalysts such as new products, improved processes and/or specific economic conditions that may lead to rapid sales and earnings growth.

    The portfolio managers strive to control the fund's volatility and risk by varying individual stock position sizes and diversifying fund holdings across sectors.


    The portfolio managers consider selling or reducing the fund's holdings in a stock if: (1) it no longer meets the investment criteria; (2) a company's fundamentals deteriorate; (3) a stock's price reaches its valuation target; (4) a company is no longer considered a mid-capitalization company; and/or (5) a more attractive investment option is identified.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio many decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earning of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than large companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increasing costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999*..........................................................................    55.21%
2000*..........................................................................    -3.79%
2001*..........................................................................   -31.31%
2002*..........................................................................   -32.07%
2003*..........................................................................    37.48%
2004**.........................................................................    13.07%
2005...........................................................................    10.44%
2006...........................................................................    15.84%
2007...........................................................................    11.85%
2008...........................................................................   -48.16%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------




    During the periods shown in the bar chart, the highest quarterly return was 33.15% (quarter ended December 31, 1999) and the lowest quarterly return was -34.23% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  SERIES I
(for the periods ended December 31, 2008)                     1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
----------------------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund(1)                                     (48.16)%   (3.46)%     (2.16)%      08/22/97
S&P 500--Registered Trademark-- Index(2,3)                    (36.99)    (2.19)      (1.38)             --
Russell Midcap--Registered Trademark-- Growth Index(2,3,4)    (44.32)    (2.33)      (0.19)             --
Lipper VUF Mid-Cap Growth Funds Index(2,3,5)                  (44.86)    (1.98)      (0.06)             --
----------------------------------------------------------------------------------------------------------------



(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the Predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index (which may or may not include the Fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those securities in the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Mid-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds category. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equity market.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A

Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------


"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.47

Acquired Fund Fees and Expenses                                                     0.00

Total Annual Fund Operating Expenses                                                1.47

Fee Waiver and/or Expense Reimbursements(2)                                         0.02

Net Annual Fund Operating Expenses                                                  1.45

-------------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected; (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii)  earn a 5% return on you investment before operating expenses each year;
        and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------
AIM V.I. Dynamics Fund     $148       $463       $801      $1,756
---------------------------------------------------------------------


                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.45%        1.47%        1.47%        1.47%        1.47%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.55%        7.21%       10.99%       14.91%       18.96%
End of Year Balance                     $10,355.00   $10,720.53   $11,098.97   $11,490.76   $11,896.38
Estimated Annual Expenses               $   147.57   $   154.91   $   160.37   $   166.03   $   171.90
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.47%        1.47%        1.47%        1.47%        1.47%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.16%       27.51%       32.01%       36.67%       41.50%
End of Year Balance                     $12,316.33   $12,751.09   $13,201.21   $13,667.21   $14,149.66
Estimated Annual Expenses               $   177.96   $   184.25   $   190.75   $   197.48   $   204.45
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time.


- Brent Lium, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2003.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities--Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities--If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities--Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities--The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options--Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds--To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.


    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                             ----------------------
                             AIM V.I. DYNAMICS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $19.06     $(0.12)(c)    $(9.06)      $(9.18)     $ 9.88      (48.16)%       $ 5
Year ended 12/31/07                17.04      (0.15)(c)      2.17         2.02       19.06       11.85          10
Year ended 12/31/06                14.71      (0.12)         2.45         2.33       17.04       15.84          14
Year ended 12/31/05                13.32      (0.07)         1.46         1.39       14.71       10.44          12
Year ended 12/31/04(e)             11.94      (0.07)         1.45         1.38       13.32       11.56          11
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   1.45%(d)          1.47%(d)       (0.85)%(d)     106%
Year ended 12/31/07                   1.36              1.36           (0.83)         115
Year ended 12/31/06                   1.37              1.38           (0.76)         142
Year ended 12/31/05                   1.41              1.42           (0.54)         110
Year ended 12/31/04(e)                1.40(f)           1.40(f)        (0.88)(f)       64
___________________________________________________________________________________________________
===================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $8 for Series II shares.


(e)    Commencement date of April 30, 2004.


(f)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Dynamics Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIDYN-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. FINANCIAL SERVICES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Financial Services Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES             1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                         3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                            3

Performance Table                               3

FEE TABLE AND EXPENSE EXAMPLE                   4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                   4

Expense Example                                 4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                   5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS                5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                    5

Advisor Compensation                            6

Portfolio Managers                              6

OTHER INFORMATION                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares               6

Excessive Short-Term Trading Activity
  Disclosures                                   7

Trade Activity Monitoring                       7

Fair Value Pricing                              7

Risks                                           8

Pricing of Shares                               8

Taxes                                           9

Dividends and Distributions                     9

Share Classes                                   9

Payments to Insurance Companies                 9

FINANCIAL HIGHLIGHTS                           11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION       Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in financial services-related industries.


    The fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within the financial services-related industries.

    The principal type of equity securities purchased by the fund is common stocks. Companies in financial services-related industries include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other financial-related services.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services sector.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers primarily focus on (1) companies trading at a significant discount to the portfolio managers' estimate of intrinsic value; and (2) companies that the portfolio managers expect to exhibit capital discipline by returning meaningful excess capital to shareholders through dividends and share repurchases. Emphasis is placed on financial services companies that the portfolio managers expect to profitably grow cash flows over time. The portfolio managers consider a 2 to 3-year investment horizon when selecting investments. Given the inherent limitations of investing within a single sector, not all investments will have these attributes.



    The portfolio managers will consider selling a security for the following reasons: (1) a more attractive investment opportunity is identified; (2) if a stock is trading significantly above the portfolio managers' estimate of intrinsic value; or (3) if there is an adverse change in capital allocation activities or business fundamentals that is not adequately reflected in the stock's valuation.



    The portfolio managers seek to achieve strong long-term performance by constructing a portfolio of financial companies that are significantly undervalued on an absolute basis and that exhibit superior capital discipline. The investment process is fundamental in nature and focused on individual companies rather than macro economic forecasts. The portfolio managers normally construct a portfolio of 35 to 50 stocks while striving to diversify within the financial sector.



    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.



    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability, and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the fund's investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the fund may tend to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Financial Services Industry Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

    Non-Diversification Risk--The fund is "non-diversified", meaning it can invest a great portion of its assets in the obligations of securities of any single issuer than a diversified fund. To the extent that a large percentage of the fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the fund more than would occur in a diversified fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                     (GRAPH)


                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
2000...........................................................................    24.80%
2001...........................................................................    -9.88%
2002...........................................................................   -14.90%
2003...........................................................................    29.58%
2004...........................................................................     8.68%
2005...........................................................................     5.91%
2006...........................................................................    16.44%
2007...........................................................................   -22.22%
2008...........................................................................   -59.44%







    During the periods shown in the bar chart, the highest quarterly return was 22.11% (quarter ended September 30, 2000) and the lowest quarterly return was -38.31% (quarter ended December 31, 2008). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                      SINCE      INCEPTION
(for the periods ended December 31, 2008)                      1 YEAR    5 YEARS    INCEPTION       DATE
-------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund(1)                            (59.44)%   (15.82)%    (5.67)%     09/20/99
S&P 500--Registered Trademark-- Index(2,3)                     (36.99)     (2.19)     (2.05)(4)   09/30/99(4)
S&P 500 Financials Index(2,3,5)                                (55.32)    (12.54)     (3.60)(4)   09/30/99(4)
Lipper VUF Financial Services Funds Category Average(2,3,6)    (48.49)     (8.31)     (2.71)(4)   09/30/99(4)
-------------------------------------------------------------------------------------------------------------




(1) For periods to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry. The fund has also included the Standard & Poor's 500 Financials Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Financial Services Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The average annual return given is since the month-end closest to the inception date of the fund's Series I shares.


(5) The Standard & Poor's 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.


(6) The Lipper VUF Financial Services Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Financial Services Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.75%

Other Expenses                                                                     0.48

Acquired Fund Fees and Expenses                                                    0.01

Total Annual Fund Operating Expenses                                               1.24

Fee Waiver and Expense Reimbursements(2,3)                                         0.01

Net Annual Fund Operating Expenses                                                 1.23
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Financial Services Fund     $125       $392       $680      $1,499
-------------------------------------------------------------------------------


                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.23%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.77%        7.67%       11.72%       15.92%       20.28%
End of Year Balance                     $10,377.00   $10,767.18   $11,172.02   $11,592.09   $12,027.95
Estimated Annual Expenses               $   125.32   $   131.09   $   136.02   $   141.14   $   146.44
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.24%        1.24%        1.24%        1.24%        1.24%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.80%       29.49%       34.36%       39.42%       44.66%
End of Year Balance                     $12,480.20   $12,949.46   $13,436.36   $13,941.56   $14,465.77
Estimated Annual Expenses               $   151.95   $   157.66   $   163.59   $   169.74   $   176.13
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Michael Simon (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2001. As the lead manager, Mr. Simon generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Simon may perform these functions, and the nature of these functions, may change from time to time.



- Meggan Walsh, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 1991.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates or its affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08               $12.26      $0.24(c)     $(7.46)      $(7.22)     $(0.24)       $(0.68)        $(0.92)
Year ended 12/31/07                17.41       0.27(c)      (4.04)       (3.77)      (0.29)        (1.09)         (1.38)
Year ended 12/31/06                15.26       0.23(c)       2.28         2.51       (0.26)        (0.10)         (0.36)
Year ended 12/31/05                14.61       0.19(c)       0.66         0.85       (0.20)           --          (0.20)
Year ended 12/31/04                13.54       0.15          1.02         1.17       (0.10)           --          (0.10)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                                   RATIO OF NET
                                                                        RATIO OF    INVESTMENT
                                 NET ASSET               NET ASSETS,    EXPENSES     INCOME TO
                                VALUE, END    TOTAL     END OF PERIOD  TO AVERAGE   AVERAGE NET   PORTFOLIO
                                 OF PERIOD  RETURN(a)  (000S OMITTED)  NET ASSETS     ASSETS     TURNOVER(b)
------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08               $ 4.12      (59.44)%    $ 39,421        1.22%(d)(e)  2.71%(d)       47%
Year ended 12/31/07                12.26      (22.22)       85,144        1.11         1.61            9
Year ended 12/31/06                17.41       16.52       146,092        1.12         1.44           14
Year ended 12/31/05                15.26        5.84       141,241        1.12         1.30           22
Year ended 12/31/04                14.61        8.68       203,879        1.12         0.89           67
____________________________________________________________________________________________________________
============================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than on year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $65,032 for Series I shares.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.23% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Financial Services Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIFSE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. FINANCIAL SERVICES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Financial Services Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     7
Fair Value Pricing                            8
Risks                                         8
Pricing of Shares                             8
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in financial services-related industries.

    The fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within the financial services-related industries.

    The principal type of equity securities purchased by the fund is common stocks. Companies in financial services-related industries include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services sector.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers primarily focus on (1) companies trading at a significant discount to the portfolio managers' estimate of intrinsic value; and (2) companies that the portfolio managers expect to exhibit capital discipline by returning meaningful excess capital to shareholders through dividends and share repurchases. Emphasis is placed on financial services companies that the portfolio managers expect to profitably grow cash flows over time. The portfolio manager considers a 2 to 3-year investment horizon when selecting investments. Given the inherent limitations of investing within a single sector, not all investments will have these attributes.

    The portfolio managers will consider selling a security for the following reasons: (1) a more attractive investment opportunity is identified; (2) if a stock is trading significantly above the portfolio managers' estimate of intrinsic value; or (3) if there is an adverse change in capital allocation activities or business fundamentals that is not adequately reflected in the stock's valuation.


    The portfolio managers seek to achieve strong long-term performance by constructing a portfolio of financial companies that are significantly undervalued on an absolute basis and that exhibit superior capital discipline. The investment process is fundamental in nature and focused on individual companies rather than macro economic forecasts. The portfolio managers normally construct a portfolio of 35 to 50 stocks while striving to diversify within the financial sector.


    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability, and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more-than the equity securities of larger, more-established companies. Also, because

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the fund's investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the fund may tend to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Financial Services Industry Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

    Non-Diversification Risk--The fund is "non-diversified", meaning it can invest a great portion of its assets in the obligations of securities of any single issuer than a diversified fund. To the extent that a large percentage of the fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the fund more than would occur in a diversified fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                                        ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURNS
----------------------                                                                 -------
2000*...............................................................................    24.49%
2001*...............................................................................   -10.11%
2002*...............................................................................   -15.11%
2003*...............................................................................    29.26%
2004**..............................................................................     8.44%
2005................................................................................     5.61%
2006................................................................................    16.22%
2007................................................................................   -22.39%
2008................................................................................   -59.96%

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.



    During the periods shown in the bar chart, the highest quarterly return was 22.04% (quarter ended September 30, 2000) and the lowest quarterly return was -38.32% (quarter ended December 31, 2008). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                      SINCE         SERIES I
(for the periods ended December 31, 2008)                      1 YEAR    5 YEARS    INCEPTION    INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund(1)                            (59.56)%   (16.02)%    (5.90)%       09/20/99
S&P 500--Registered Trademark-- Index(2,3)                     (36.99)     (2.19)     (2.05)(4)     09/30/99(4)
S&P 500 Financials Index(2,3,5)                                (55.32)    (12.54)     (3.60)(4)     09/30/99(4)
Lipper VUF Financial Services Funds Category Average(2,3,6)    (48.49)     (8.31)     (2.71)(4)     09/30/99(4)
------------------------------------------------------------------------------------------------------------------




(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the Predecessor fund's Series I (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect on the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry. The fund has also included the Standard & Poor's 500 Financials Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Financial Services Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) Series I shares of the fund commenced investment operations on September 20, 1999. Index comparisons began on September 30, 1999.

(5) The Standard & Poor's 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.


(6) The Lipper VUF Financial Services Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Financial Services Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                SERIES II
(fees paid directly from your investment)                                         SHARES
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
--------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                SERIES II
(expenses that are deducted from Series II share assets)                          SHARES
--------------------------------------------------------------------------------------------
Management Fees                                                                    0.75%

Distribution and/or Service (12b-1) Fees                                           0.25

Other Expenses                                                                     0.48

Acquired Fund Fees and Expenses                                                    0.01

Total Annual Fund Operating Expenses                                               1.49
Fee Waiver and/or Expense Reimbursements(2)                                        0.04
Net Annual Fund Operating Expenses(3)                                              1.45
--------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Financial Services Fund     $148       $467       $809      $1,776
-------------------------------------------------------------------------------


                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.45%        1.49%        1.49%        1.49%        1.49%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.55%        7.18%       10.95%       14.84%       18.87%
End of Year Balance                     $10,355.00   $10,718.46   $11,094.68   $11,484.10   $11,887.19
Estimated Annual Expenses               $   147.57   $   157.00   $   162.51   $   168.21   $   174.12
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.49%        1.49%        1.49%        1.49%        1.49%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.04%       27.36%       31.83%       36.46%       41.25%
End of Year Balance                     $12,304.43   $12,736.32   $13,183.36   $13,646.10   $14,125.08
Estimated Annual Expenses               $   180.23   $   186.55   $   193.10   $   199.88   $   206.90
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than these shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------



    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.





    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Michael Simon (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2001. As the lead manager, Mr. Simon generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Simon may perform these functions, and the nature of these functions, may change from time to time.



- Meggan Walsh, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 1991.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS


The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $12.17      $0.21(c)     $(7.39)      $(7.18)     $(0.23)       $(0.68)        $(0.91)
Year ended 12/31/07                17.33       0.22(c)      (4.00)       (3.78)      (0.29)        (1.09)         (1.38)
Year ended 12/31/06                15.23       0.20(c)       2.26         2.46       (0.26)        (0.10)         (0.36)
Year ended 12/31/05                14.59       0.15(c)       0.67         0.82       (0.18)           --          (0.18)
Year ended 12/31/04(f)             13.50       0.12          1.07         1.19       (0.10)           --          (0.10)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                                   RATIO OF NET
                                                                        RATIO OF    INVESTMENT
                                 NET ASSET               NET ASSETS,    EXPENSES     INCOME TO
                                VALUE, END    TOTAL     END OF PERIOD  TO AVERAGE   AVERAGE NET   PORTFOLIO
                                 OF PERIOD  RETURN(a)  (000S OMITTED)  NET ASSETS     ASSETS     TURNOVER(b)
------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $ 4.08      (59.56)%     $3,869         1.44%(d)(e)  2.49%(d)       47%
Year ended 12/31/07                12.17      (22.39)       3,688         1.36         1.36            9
Year ended 12/31/06                17.33       16.22        1,664         1.37         1.19           14
Year ended 12/31/05                15.23        5.61           11         1.37         1.05           22
Year ended 12/31/04(f)             14.59        8.85           11         1.38(g)      0.63(g)        67
____________________________________________________________________________________________________________
============================================================================================================





(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than on year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $4,342 for Series II shares.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.48% for Series II shares.


(f)    Commencement date of April 30, 2004.


(g)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Financial Services Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIFSE-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. GLOBAL HEALTH CARE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Global Health Care Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          5
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a health care industry company to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry.

    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S.

    The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.




PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.


    Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.




    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................     4.87%
2000...........................................................................    30.54%
2001...........................................................................   -12.59%
2002...........................................................................   -24.45%
2003...........................................................................    27.78%
2004...........................................................................     7.57%
2005...........................................................................     8.15%
2006...........................................................................     5.24%
2007...........................................................................    11.85%
2008...........................................................................   -28.62%







    During the periods shown in the bar chart, the highest quarterly return was 14.61% (quarter ended December 31, 1999) and the lowest quarterly return was -21.45% (quarter ended March 31, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care Fund(1)                              (28.62)%   (0.45)%      1.22%     05/21/97
MSCI World Index--Servicemark--(2,3)                             (40.71)    (0.51)      (0.64)           --
MSCI World Health Care Index(2,3,4)                              (21.50)     0.82        0.06            --
Lipper VUF Health/Biotechnology Funds Category Average(2,3,5)    (25.05)     1.53        0.72            --
--------------------------------------------------------------------------------------------------------------




(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.


(3) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The fund has also included the Morgan Stanley Capital International World Health Care Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Health/Biotechnology Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(4) The MSCI World Health Care Index is a free float-adjusted market capitalization index that represents the health care segment in global developed market equity performance.


(5) The Lipper VUF Health/Biotechnology Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Health/Biotechnology Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine and biotechnology.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)    SERIES I SHARES
---------------------------------------------------------------
Maximum Sales Charge (Load)                        N/A
Maximum Deferred Sales Charge (Load)               N/A
---------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)    SERIES I SHARES
-----------------------------------------------------------------------------
Management Fees                                                  0.75%
Other Expenses                                                   0.38
Acquired Fund Fees and Expenses                                  0.01
Total Annual Fund Operating Expenses                             1.14
Fee Waiver and/or Expense Reimbursements(2)                      0.01
Net Annual Fund Operating Expenses(3)                            1.13
-----------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred but the fund.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Global Health Care Fund     $115       $361       $627      $1,385
-------------------------------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.13%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.87%        7.88%       12.04%       16.37%       20.86%
End of Year Balance                     $10,387.00   $10,787.94   $11,204.35   $11,636.84   $12,086.02
Estimated Annual Expenses               $   115.19   $   120.70   $   125.36   $   130.19   $   135.22
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.53%       30.37%       35.40%       40.63%       46.06%
End of Year Balance                     $12,552.54   $13,037.07   $13,540.30   $14,062.96   $14,605.79
Estimated Annual Expenses               $   140.44   $   145.86   $   151.49   $   157.34   $   163.41
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets, after fee waivers and/or expense reimbursement.


    Invesco Aim, not the fund, pays for sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------


PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Derek Taner (lead manager), Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc. As the lead manager, Mr. Taner generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Taner may perform these functions, and the nature of these functions, may change from time to time.



- Dean Dillard, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2000.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.



OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                           NET GAINS
                                NET ASSET      NET        (LOSSES)ON                 DISTRIBUTIONS
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM     FROM NET     NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     REALIZED    VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS      GAINS       OF PERIOD  RETURN(a)
-------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $24.06     $ 0.07(c)(d)   $(7.16)        $(7.09)       $(4.50)      $12.47      (28.62)%
Year ended 12/31/07                21.51      (0.01)(c)       2.56           2.55            --        24.06       11.85
Year ended 12/31/06                20.44      (0.04)(c)       1.11           1.07            --        21.51        5.24
Year ended 12/31/05                18.90      (0.06)          1.60           1.54            --        20.44        8.15
Year ended 12/31/04                17.57      (0.03)          1.36           1.33            --        18.90        7.57
_________________________________________________________________________________________________________________________
=========================================================================================================================


                                                    RATIO OF          RATIO OF       RATIO OF
                                                    EXPENSES          EXPENSES         NET
                                                   TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                   NET ASSETS      ASSETS WITHOUT     INCOME
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS     (LOSS) TO
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES  AVERAGE NET   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED        ASSETS    TURNOVER(b)
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $128,563           1.12%(e)          1.13%(e)       0.34%(d)(e)   67%
Year ended 12/31/07                 223,448           1.06              1.07          (0.06)         66
Year ended 12/31/06                 235,509           1.10              1.10          (0.19)         79
Year ended 12/31/05                 257,736           1.08              1.09          (0.24)         82
Year ended 12/31/04                 354,889           1.11              1.11          (0.17)        175
___________________________________________________________________________________________________________
===========================================================================================================








(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% for Series I shares.


(e) Ratios are based on average daily net assets (000's omitted) of $178,085 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Global Health Care Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIGHC-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. GLOBAL HEALTH CARE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Global Health Care Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors
5
Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 7

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             8

Taxes                                         9

Dividends and Distributions                   9

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management, Group Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a health care industry company to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry.

    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S.

    The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and mark price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.


    Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.



    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.



    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                        ANNUAL
YEARS ENDED                                                                             TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
1999*...............................................................................     4.60%
2000*...............................................................................    30.22%
2001*...............................................................................   -12.80%
2002*...............................................................................   -24.64%
2003*...............................................................................    27.46%
2004**..............................................................................     7.25%
2005................................................................................     7.90%
2006................................................................................     4.96%
2007................................................................................    11.52%
2008................................................................................   -28.78%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------





    During the periods shown in the bar chart, the highest quarterly return was 14.54% (quarter ended December 31, 1999) and the lowest quarterly return was -21.49% (quarter ended March 31, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                     SERIES I
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care Fund(1)                              (28.78)%   (0.72)%      0.96%       05/21/97
MSCI World Index(2,3)                                            (40.71)    (0.51)      (0.64)             --
MSCI World Health Care Index(2,3,4)                              (21.50)     0.82        0.06              --
Lipper VUF Health/Biotechnology Funds Category Average(2,3,5)    (25.05)     1.53        0.72              --
-------------------------------------------------------------------------------------------------------------------




(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the Predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.


(3) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The fund has also included the Morgan Stanley Capital International World Health Care Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Health/Biotechnology Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(4) The MSCI World Health Care Index is a free float-adjusted market capitalization index that represents the health care segment in global developed market equity performance.


(5) The Lipper VUF Health/Biotechnology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Health/Biotechnology Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine and biotechnology.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A

Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.38

Acquired Fund Fees and Expenses                                                     0.01

Total Annual Fund Operating Expenses                                                1.39

Fee Waiver and/or Expense Reimbursements(2)                                         0.01

Net Annual Fund Operating Expenses(3)                                               1.38
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:


    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;


    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Global Health Care Fund     $141       $439       $760      $1,668
-------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------


made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.38%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.62%        7.36%       11.24%       15.25%       19.41%
End of Year Balance                     $10,362.00   $10,736.07   $11,123.64   $11,525.20   $11,941.26
Estimated Annual Expenses               $   140.50   $   146.63   $   151.92   $   157.41   $   163.09
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.72%       28.19%       32.82%       37.61%       42.58%
End of Year Balance                     $12,372.34   $12,818.98   $13,281.75   $13,761.22   $14,258.00
Estimated Annual Expenses               $   168.98   $   175.08   $   181.40   $   187.95   $   194.73
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Derek Taner (lead manager), Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc. As the lead manager, Mr. Taner generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Taner may perform these functions, and the nature of these functions, may change from time to time.



- Dean Dillard, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2000.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not a part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                           NET GAINS
                                NET ASSET      NET        (LOSSES)ON                 DISTRIBUTIONS
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM     FROM NET     NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     REALIZED    VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS      GAINS       OF PERIOD  RETURN(a)
-------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08               $23.82     $ 0.02(c)(d)   $(7.08)        $(7.06)       $(4.50)      $12.26      (28.78)%
Year ended 12/31/07                21.36      (0.07)(c)       2.53           2.46            --        23.82       11.52
Year ended 12/31/06                20.34      (0.09)(c)       1.11           1.02            --        21.36        5.01
Year ended 12/31/05                18.86      (0.09)          1.57           1.48            --        20.34        7.85
Year ended 12/31/04(f)             18.19      (0.05)          0.72           0.67            --        18.86        3.68
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                                    RATIO OF          RATIO OF       RATIO OF
                                                    EXPENSES          EXPENSES         NET
                                                   TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                   NET ASSETS      ASSETS WITHOUT     INCOME
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS     (LOSS) TO
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES  AVERAGE NET   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED        ASSETS    TURNOVER(b)
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                 $19,886           1.37%(e)          1.38%(e)       0.09%(d)(e)   67%
Year ended 12/31/07                  20,817           1.31              1.32          (0.31)         66
Year ended 12/31/06                  97,646           1.35              1.35          (0.44)         79
Year ended 12/31/05                      11           1.33              1.34          (0.49)         82
Year ended 12/31/04(f)                   10           1.36(g)           1.36(g)       (0.42)(g)     175
___________________________________________________________________________________________________________
===========================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.03) and (0.17)% for Series II shares.


(e) Ratios are based on average daily net assets (000's omitted) of $21,939 for Series II shares.


(f)    Commencement date of April 30, 2004.


(g)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Global Health Care Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------


invescoaim.com  I-VIGHC-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. GLOBAL REAL ESTATE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Global Real Estate Fund's investment objective is high total return through growth of capital and current income.


--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      2
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3
Performance Table                             4
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4

Expense Example                               5

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  6

Advisor Compensation                          7

Portfolio Managers                            7

OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7
Excessive Short-Term Trading Activity
  Disclosures                                 8
Trade Activity Monitoring                     8
Fair Value Pricing                            8
Risks                                         8
Pricing of Shares                             9
Taxes                                        10
Dividends and Distributions                  10
Share Classes                                10
Payments to Insurance Companies              10
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is high total return through growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

    The principal type of securities purchased by the fund is common stock which is a type of equity security. The fund may purchase debt securities including U.S. Treasury and agency bonds and notes.

    The fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund will normally invest in securities of companies located in at least three different countries, including the United States.

    The fund may invest in non-investment grade debt securities (commonly known as "junk bonds").

    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sale against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the fund's total assets.

    The fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

    The portfolio managers and investment team focus on equity REITs and real estate operating companies. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. Each potential investment is analyzed using fundamental research and pricing components to identify attractively priced securities that appear to have relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios.

    The market and company research available to the investment team helps the portfolio managers in their efforts to identify REITs and real estate companies operating in the most attractive markets that represent quality properties, solid management teams with the ability to effectively manage capital structure decisions. The companies that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess stock valuations relative to one another and relative to the investment teams' assessment of underlying asset value.

    The fundamental research and pricing factors are combined to identify attractively priced securities of companies that appear to have relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.

    The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Global Real Estate Index (the benchmark index). The fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time. The fund uses the benchmark index as a guide in structuring the portfolio, but the fund is not an index fund.

    The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile change significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES (continued)
-------------------------------------------------------------------------------


The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


The principal risks of investing in the fund are:



    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.


    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.


    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.


    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value its shares will tend to decline if market interest rates rise.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


be affected. If the fund sells a security short that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage short sales.


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.


    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Concentration Risk--Because the fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................     0.35%
2000...........................................................................    28.63%
2001...........................................................................    -0.76%
2002...........................................................................     6.37%
2003...........................................................................    38.82%
2004...........................................................................    36.58%
2005...........................................................................    14.24%
2006...........................................................................    42.60%
2007...........................................................................    -5.54%
2008...........................................................................   -44.65%







    During the periods shown in the bar chart, the highest quarterly return was 17.14% (quarter ended December 31, 2004) and the lowest quarterly return was -29.26% (quarter ended December 31, 2008). For period prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc. Additionally, effective April 30, 2004 and, again on July 3, 2006, the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                         INCEPTION
(for the periods ended December 31, 2008)               1 YEAR    5 YEARS    10 YEARS       DATE
-----------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate Fund(1)                     (44.65)%    3.07%       8.21%     03/31/98
MSCI World Index(SM)(2,3)                               (40.71)    (0.51)      (0.64)           --
FTSE EPRA/NAREIT Developed Real Estate Index(2,3,4)     (47.72)     1.96        6.63            --
Lipper VUF Real Estate Funds Category Average(2,3,5)    (40.08)     0.80        7.25            --

-----------------------------------------------------------------------------------------------------



(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Additionally, on April 30, 2004, and, again on July 3, 2006, the fund changed its investment objective. As a result, performance shown for the fund reflects the investment objective of the fund in effect during the periods shown. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The Morgan Stanley Capital Investment World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The fund has also included the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds (VUF) Real Estate Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. It is compiled by FTSE Group, National Association of Real Estate Investment Trusts and European Public Real Estate Association.


(5) The Lipper VUF Real Estate Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds category. These funds invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------


"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%
Other Expenses                                                                      0.42
Acquired Fund Fees and Expenses                                                     0.00
Total Annual Fund Operating Expenses(2)                                             1.17
------------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Global Real Estate Fund     $119       $372       $644      $1,420

-------------------------------------------------------------------------------



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.83%        7.81%       11.94%       16.22%       20.67%
End of Year Balance                     $10,383.00   $10,780.67   $11,193.57   $11,622.28   $12,067.42
Estimated Annual Expenses               $   119.24   $   123.81   $   128.55   $   133.47   $   138.58
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.30%       30.09%       35.08%       40.25%       45.62%
End of Year Balance                     $12,529.60   $13,009.48   $13,507.74   $14,025.09   $14,562.25
Estimated Annual Expenses               $   143.89   $   149.40   $   155.13   $   161.07   $   167.24
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2008, the advisor received compensation of 0.75% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS


Investment decisions for the fund are made by the investment management teams at Invesco Institutional and Invesco Asset Management. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Joe Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.


- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1998.

- James Cowen, Portfolio Manager, who has been responsible for the fund since 2008. Mr. Cowen previously managed the fund from January, 2006 to January, 2007, and has been a member of Invesco Institutional's Real Estate Team since 2001. Mr. Cowen has been associated with Invesco Asset Management and/or its affiliates since 2001.


- Paul Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Institutional and/or its affiliates since 1998.



- James Trowbridge, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1989.


- Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 1998.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases in the insurance company's account with the fund related to such activities. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          $21.88      $0.44       $(10.35)      $(9.91)     $(1.08)       $(1.66)        $(2.74)      $ 9.23
Year ended 12/31/07           28.74       0.38         (1.52)       (1.14)      (1.69)        (4.03)         (5.72)       21.88
Year ended 12/31/06           21.06       0.33          8.61         8.94       (0.28)        (0.98)         (1.26)       28.74
Year ended 12/31/05           19.13       0.38          2.34         2.72       (0.22)        (0.57)         (0.79)       21.06
Year ended 12/31/04           14.34       0.32          4.92         5.24       (0.14)        (0.31)         (0.45)       19.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                             TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          (44.65)%     $ 82,582           1.17%(d)          1.17%(d)       2.51%(d)       62%
Year ended 12/31/07           (5.54)       143,773           1.13              1.22           1.31           57
Year ended 12/31/06           42.60        192,617           1.15              1.30           1.32           84
Year ended 12/31/05           14.24         99,977           1.21              1.36           1.91           51
Year ended 12/31/04           36.58         79,391           1.31              1.42           1.96           34
___________________________________________________________________________________________________________________
===================================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $118,894 for Series I shares.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Global Real Estate Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIGRE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                AIM V.I. GLOBAL REAL ESTATE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

SHARES OF THE FUND ARE CURRENTLY OFFERED ONLY TO INSURANCE COMPANY SEPARATE ACCOUNTS FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. AIM V.I. GLOBAL REAL ESTATE FUND'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH GROWTH OF CAPITAL AND CURRENT INCOME.

--------------------------------------------------------------------------------

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE SERIES II CLASS SHARES (SERIES II SHARES) OF THE FUND. PLEASE READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

AN INVESTMENT IN THE FUND:
- IS NOT FDIC INSURED;
- MAY LOSE VALUE; AND
- IS NOT GUARANTEED BY A BANK.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      2
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3

Performance Table                             4
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               5
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  6
Advisor Compensation                          7
Portfolio Managers                            7
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             8
Excessive Short-Term Trading Activity
  Disclosures                                 8
Trade Activity Monitoring                     8
Fair Value Pricing                            9
Risks                                         9
Pricing of Shares                             9
Taxes                                        10
Dividends and Distributions                  10
Share Classes                                10
Distribution Plan                            10
Payments to Insurance Companies              11
FINANCIAL HIGHLIGHTS                         12
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is high total return through growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

    The principal type of securities purchased by the fund is common stock which is a type of equity security. The fund may purchase debt securities including U.S. Treasury and agency bonds and notes.

    The fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund will normally invest in securities of companies located in at least three different countries, including the United States.

    The fund may invest in non-investment grade debt securities (commonly known as "junk bonds").

    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sale against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the fund's total assets.

    The fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

    The portfolio managers and investment team focus on equity REITs and real estate operating companies. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. Each potential investment is analyzed using fundamental research and pricing components to identify attractively priced securities that appear to have relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios.

    The market and company research available to the investment team helps the portfolio managers in their efforts to identify REITs and real estate companies operating in the most attractive markets that represent quality properties, solid management teams with the ability to effectively manage capital structure decisions. The companies that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess stock valuations relative to one another and relative to the investment teams' assessment of underlying asset value.

    The fundamental research and pricing factors are combined to identify attractively priced securities of companies that appear to have relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.

    The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Global Real Estate Index (the benchmark index). The fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time. The fund uses the benchmark index as a guide in structuring the portfolio, but the fund is not an index fund.

    The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile change significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES (continued)
-------------------------------------------------------------------------------


prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


The principal risks of investing in the fund are:



    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value its shares will tend to decline if market interest rates rise.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.



    Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security short that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage short sales.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Concentration Risk--Because the fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower.
Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
YEARS ENDED                                                                        TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
1999*..........................................................................     0.10%
2000*..........................................................................    28.31%
2001*..........................................................................    -1.01%
2002*..........................................................................     6.11%
2003*..........................................................................    38.48%
2004**.........................................................................    36.40%
2005...........................................................................    13.90%
2006...........................................................................    42.24%
2007...........................................................................    -5.76%
2008...........................................................................   -44.72%




* The returns shown for these periods are the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------





    During the periods shown in the bar chart, the highest quarterly return was 17.08% (quarter ended December 31, 2004) and the lowest quarterly return was -29.23% (quarter ended December 31, 2008). For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., (IFG), an affiliate of Invesco Aim Advisors, Inc. Additionally, effective April 30, 2004 and, again on July 3, 2006, the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                        SERIES I
(for the periods ended December                                        INCEPTION
31, 2008)                             1 YEAR    5 YEARS    10 YEARS       DATE
-----------------------------------------------------------------------------------
AIM V.I. Global Real Estate
  Fund(1)                             (44.72)%    2.86%       7.96%     03/31/98
MSCI World Index(SM)( 2,3)            (40.71)    (0.51)      (0.64)           --
FTSE EPRA/NAREIT Developed Real
  Estate Index(2,3,4)                 (47.72)     1.96        6.63            --
Lipper VUF Real Estate Funds
  Category Average(2,3,5)             (40.08)     0.80        7.25            --
-----------------------------------------------------------------------------------




(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Additionally, (i) on April 30, 2004 and, again on July 3, 2006, the fund changed its investment objective (performance shown for the fund reflects the investment objective of the fund in effect during the periods shown), and (ii) the return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the Predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The Morgan Stanley Capital Investment World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The fund has also included the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Real Estate Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. It is compiled by FTSE Group, National Association of Real Estate Investments Trusts and European Public Real Estate Association.


(5) The Lipper VUF Real Estate Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds category. These funds invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.42

Acquired Fund Fees and Expenses                                                     0.00

Total Annual Fund Operating Expenses(2)                                             1.42
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AIM V.I. Global Real Estate Fund     $145       $449       $776      $1,702
-------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------



    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product, if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.58%        7.29%       11.13%       15.11%       19.23%
End of Year Balance                     $10,358.00   $10,728.82   $11,112.91   $11,510.75   $11,922.83
Estimated Annual Expenses               $   144.54   $   149.72   $   155.08   $   160.63   $   166.38
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.50%       27.92%       32.50%       37.24%       42.15%
End of Year Balance                     $12,349.67   $12,791.79   $13,249.74   $13,724.08   $14,215.40
Estimated Annual Expenses               $   172.33   $   178.50   $   184.89   $   191.51   $   198.37
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.75% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management teams at Invesco Institutional and Invesco Asset Management. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Joe Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.


- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1998.

- James Cowen, Portfolio Manager, who has been responsible for the fund since 2008. Mr. Cowen previously managed the fund from January, 2006 to January, 2007, and has been a member of Invesco Institutional's Real Estate Team since 2001. Mr. Cowen has been associated with Invesco Asset Management and/or its affiliates since 2001.


- Paul Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Institutional and/or its affiliates since 1998.



- James Trowbridge, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Institutional and/or its affiliates since 1989.


- Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Institutional and/or its affiliates since 1998.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors makes these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        --------------------------------
                        AIM V.I. GLOBAL REAL ESTATE FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          $21.66      $0.36       $(10.19)      $(9.83)     $(1.07)       $(1.66)        $(2.73)      $ 9.10
Year ended 12/31/07           28.57       0.29         (1.49)       (1.20)      (1.68)        (4.03)         (5.71)       21.66
Year ended 12/31/06           20.98       0.27          8.58         8.85       (0.28)        (0.98)         (1.26)       28.57
Year ended 12/31/05           19.12       0.34          2.31         2.65       (0.22)        (0.57)         (0.79)       20.98
Year ended 12/31/04(e)        13.96       0.20          5.41         5.61       (0.14)        (0.31)         (0.45)       19.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                             TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          (44.72)%      $4,203            1.42%(d)          1.42%(d)       2.26%(d)       62%
Year ended 12/31/07           (5.76)        2,646            1.38              1.47           1.06           57
Year ended 12/31/06           42.30           311            1.40              1.55           1.07           84
Year ended 12/31/05           13.85            62            1.45              1.61           1.67           51
Year ended 12/31/04(e)        40.23            14            1.45(f)           1.66(f)        1.82(f)        34
___________________________________________________________________________________________________________________
===================================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $3,336 for Series II shares.


(e)    Commencement date of April 30, 2004.


(f)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Global Real Estate Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIGRE-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                             AIM V.I. GOVERNMENT SECURITIES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Government Securities Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund;
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7

Excessive Short-Term Trading Activity
  Disclosures                                 7

Trade Activity Monitoring                     7

Fair Value Pricing                            8

Risks                                         8

Pricing of Shares                             8

Taxes                                         9

Dividends and Distributions                   9

Share Classes                                 9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality.

    The principal type of fixed income securities purchased by the fund are callable bonds that can be redeemed by the issuer prior to their stated maturity, bullet-maturity debt bonds with a stated maturity date, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, and Treasury and agency holdings.

    The fund invests in securities of all maturities, but will maintain a weighted average effective maturity for the portfolio of between three and ten years.

    The fund enters into reverse repurchase agreements and engages in dollar roll transactions to enhance the fund's return on cash. The fund may also invest in derivative instruments such as treasury futures and options on treasury futures. The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers use a top-down and bottom-up investment approach to construct the fund's portfolio. The top-down investment approach involves an evaluation by the portfolio managers of the overall economic environment and its potential impact on the level and direction of interest rates, and the shape of the yield curve. Based on this information, the portfolio managers develop a strategic outlook for the upcoming six to twelve months and a shorter-term tactical outlook when market opportunities arise.

    The portfolio managers seek to construct a portfolio risk with risk characteristics similar to the benchmark index. The fund seeks to limit risk through various controls, such as sector and issuer weightings and duration relative to the benchmark index. The fund uses the benchmark index as a guide in structuring the portfolio, but the fund is not an index fund. The fund typically holds a higher percentage of assets in seasoned, high-coupon, mortgage-backed securities than the benchmark index.

    After the top down analysis has been completed, the portfolio managers select securities believed to be undervalued given the prevailing market environment or future developments. The security selection process includes decisions such as (1) whether to buy callable securities; (2) how many months or years of call protection (a provision that prohibits the issuer from calling back the security) the fund should have; and (3) identifying mortgage-backed securities that might exhibit faster or slower refinancing activity than other mortgage securities with the same coupon and maturity.

    The portfolio managers seek to limit credit and interest rate risk by maintaining a duration of the fund's portfolio within a range around the duration of the benchmark index.

    The portfolio managers will consider selling a security if they conclude (1) a change in the economic or market outlook indicates assets should be reallocated; (2) a mortgage security is prepaying faster or slower than expected; (3) a security is likely to be called and it is determined that the fund should own a security with a longer maturity date; or (4) a security has become fully valued.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                                    ANNUAL
YEAR ENDED                                                                          TOTAL
DECEMBER 31                                                                        RETURNS
-----------                                                                        -------
1999............................................................................    -1.32%
2000............................................................................    10.12%
2001............................................................................     6.41%
2002............................................................................     9.59%
2003............................................................................     1.07%
2004............................................................................     2.56%
2005............................................................................     1.66%
2006............................................................................     3.55%
2007............................................................................     6.34%
2008............................................................................    12.31%






    During the periods shown in the bar chart, the highest quarterly return was 7.41% (quarter ended December 31, 2008) and the lowest quarterly return was -1.45% (quarter ended June 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                          INCEPTION
(for the periods ended December 31, 2008)                1 YEAR    5 YEARS    10 YEARS       DATE
------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund                       12.31%     5.22%      5.15%      05/05/93

Barclays Capital U.S. Aggregate Index(1,2)                 5.24      4.65       5.63             --
Barclays Capital U.S. Government Index(1,2,3)             12.39      6.06       6.16             --
Lipper VUF General U.S. Government Funds Index(1,2,4)      2.64      3.65       4.82             --
------------------------------------------------------------------------------------------------------





(1) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund also included the Barclays Capital U.S. Government Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds General U.S. Government Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The benchmarks may not reflect payment of fees, expenses or taxes.


(3) The Barclays Capital U.S. Government Index consists of securities issued by the U.S. Government including public obligations of the U.S. Treasury with a remaining maturity of one year or more or publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government.

(4) The Lipper VUF General U.S. Government Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper General U.S. Government Funds category. These funds invest at least 65% of their assets in U.S. government and agency issues.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              SERIES I
(expenses that are deducted from Series I share assets)                        SHARES
--------------------------------------------------------------------------------------------
Management Fees                                                                 0.46%

Other Expenses                                                                  0.30

Acquired Fund Fees and Expenses(2)                                              0.01

Total Annual Fund Operating Expenses                                            0.77

Fee Waiver and/or Expense Reimbursements(3,4)                                   0.03

Net Annual Fund Operating Expenses                                              0.74

--------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the fund.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.73% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
AIM V.I. Government Securities Fund      $76       $243       $425       $951
----------------------------------------------------------------------------------


                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.74%        0.77%        0.77%        0.77%        0.77%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.26%        8.67%       13.27%       18.06%       23.05%
End of Year Balance                     $10,426.00   $10,867.02   $11,326.69   $11,805.81   $12,305.20
Estimated Annual Expenses               $    75.58   $    81.98   $    85.45   $    89.06   $    92.83
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.77%        0.77%        0.77%        0.77%        0.77%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            28.26%       33.68%       39.34%       45.23%       51.37%
End of Year Balance                     $12,825.71   $13,368.24   $13,933.71   $14,523.11   $15,137.44
Estimated Annual Expenses               $    96.75   $   100.85   $   105.11   $   109.56   $   114.19
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.





    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.43% of the fund's average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:





- Clint Dudley, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1998.





- Brian Schneider, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1987.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:



    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.


    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08               $12.06      $0.50        $ 0.96        $1.46      $(0.47)     $13.05      12.22%     $1,591,799
Year ended 12/31/07                11.80       0.59          0.16         0.75       (0.49)      12.06       6.43       1,169,985
Year ended 12/31/06                11.87       0.55         (0.13)        0.42       (0.49)      11.80       3.55         907,403
Year ended 12/31/05                12.07       0.45         (0.25)        0.20       (0.40)      11.87       1.66         812,824
Year ended 12/31/04                12.23       0.40         (0.09)        0.31       (0.47)      12.07       2.56         652,226
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
--------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08                   0.73%(d)          0.76%(d)       3.96%(d)      109%
Year ended 12/31/07                   0.73              0.76           4.93          106
Year ended 12/31/06                   0.71              0.77           4.62           89
Year ended 12/31/05                   0.85              0.88           3.68          174
Year ended 12/31/04                   0.87              0.87           3.20           95
____________________________________________________________________________________________
============================================================================================





(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $1,355,949 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Government Securities Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIGOV-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                             AIM V.I. GOVERNMENT SECURITIES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Government Securities Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund;
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     7
Fair Value Pricing                            8
Risks                                         8
Pricing of Shares                             8
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies              10
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities. These securities include: (1) U.S. Treasury obligations; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality.

    The principal type of fixed income securities purchased by the fund are callable bonds that can be redeemed by the issuer prior to their stated maturity, bullet-maturity debt bonds with a stated maturity date, mortgage-backed securities consisting of interests in underlying mortgages with maturities of up to thirty years, and Treasury and agency holdings.

    The fund invests in securities of all maturities, but will maintain a weighted average effective maturity for the portfolio of between three and ten years.

    The fund enters into reverse repurchase agreements and engages in dollar roll transactions to enhance the fund's return on cash. The fund may also invest in derivative instruments such as treasury futures and options on treasury futures. The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers use a top-down and bottom-up investment approach to construct the fund's portfolio. The top-down investment approach involves an evaluation by the portfolio managers of the overall economic environment and its potential impact on the level and direction of interest rates, and the shape of the yield curve. Based on this information, the portfolio managers develop a strategic outlook for the upcoming six to twelve months and a shorter-term tactical outlook when market opportunities arise.

    The portfolio managers seek to construct a portfolio risk with risk characteristics similar to the benchmark index. The fund seeks to limit risk through various controls, such as sector and issuer weightings and duration relative to the benchmark index. The fund uses the benchmark index as a guide in structuring the portfolio, but the fund is not an index fund. The fund typically holds a higher percentage of assets in seasoned, high-coupon, mortgage-backed securities than the benchmark index.

    After the top down analysis has been completed, the portfolio managers select securities believed to be undervalued given the prevailing market environment or future developments. The security selection process includes decisions such as (1) whether to buy callable securities; (2) how many months or years of call protection (a provision that prohibits the issuer from calling back the security) the fund should have; and (3) identifying mortgage-backed securities that might exhibit faster or slower refinancing activity than other mortgage securities with the same coupon and maturity.

    The portfolio managers seek to limit credit and interest rate risk by maintaining a duration of the fund's portfolio within a range around the duration of the benchmark index.

    The portfolio managers will consider selling a security if they conclude (1) a change in the economic or market outlook indicates assets should be reallocated; (2) a mortgage security is prepaying faster or slower than expected; (3) a security is likely to be called and it is determined that the fund should own a security with a longer maturity date; or (4) a security has become fully valued.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    U.S. Government Obligations Risk--The fund invests in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise be unable to honor a financial obligation.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Reverse Repurchase Agreement Risk--Reverse repurchase agreements are agreements that involve the sale by the fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the fund will repurchase the securities at an agreed upon price and date. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

    Dollar Roll Transaction Risk--In a dollar roll transaction, the fund sells a mortgage-backed security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. Dollar roll transactions involve the risk that the market value of securities to be purchased by the fund may decline below the price at which the fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                                    ANNUAL
                                                                                    TOTAL
YEARS ENDED DECEMBER 31                                                            RETURNS
-----------------------                                                            -------
1999*...........................................................................    -1.56%
2000*...........................................................................     9.85%
2001**..........................................................................     6.13%
2002............................................................................     9.25%
2003............................................................................     0.93%
2004............................................................................     2.27%
2005............................................................................     1.41%
2006............................................................................     3.28%
2007............................................................................     6.11%
2008............................................................................    11.98%



* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.



    During the periods shown in the bar chart, the highest quarterly return was 7.33% (quarter ended December 31, 2008) and the lowest quarterly return was -1.46% (quarter ended June 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                             SERIES I
(for the periods ended December 31, 2008)                1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-----------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund(1)                    11.98%     4.94%      4.88%        05/05/93
Barclays Capital U.S. Aggregate Index(2,3)                 5.24      4.65       5.63               --
Barclays Capital U.S. Government Index(2,3,4)             12.39      6.06       6.16               --
Lipper VUF General U.S. Government Funds Index(2,3,5)      2.64      3.65       4.82               --
-----------------------------------------------------------------------------------------------------------




(1) The returns shown for the one year and five year periods are historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund also included the Barclays Capital U.S. Government Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds General U.S. Government Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The Barclays Capital U.S. Government Index consists of securities issued by the U.S. Government including public obligations of the U.S. Treasury with a remaining maturity of one year or more or publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government.

(5) The Lipper VUF General U.S. Government Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper General U.S. Government Funds category. These funds invest at least 65% of their assets in U.S. government and agency issues.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.46%
Distributions and/or Service (12b-1) Fees                                           0.25
Other Expenses                                                                      0.30
Acquired Fund Fees and Expenses(2)                                                  0.01
Total Annual Fund Operating Expenses                                                1.02
Fee Waiver and/or Expense Reimbursements(3,4)                                       0.03
Net Annual Fund Operating Expenses                                                  0.99
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the fund.




(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 0.98% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
AIM V.I. Government Securities Fund     $101       $322       $560      $1,245
----------------------------------------------------------------------------------


                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.99%        1.02%        1.02%        1.02%        1.02%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.01%        8.15%       12.45%       16.93%       21.58%
End of Year Balance                     $10,401.00   $10,814.96   $11,245.40   $11,692.96   $12,158.34
Estimated Annual Expenses               $   100.98   $   108.20   $   112.51   $   116.99   $   121.64
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.02%        1.02%        1.02%        1.02%        1.02%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.42%       31.45%       36.69%       42.13%       47.78%
End of Year Balance                     $12,642.24   $13,145.41   $13,668.59   $14,212.60   $14,778.26
Estimated Annual Expenses               $   126.48   $   131.52   $   136.75   $   142.19   $   147.85
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.43% of the average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Clint Dudley, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1998.



- Brian Schneider, Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Institutional and/or its affiliates since 1987.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                       -----------------------------------
                       AIM V.I. GOVERNMENT SECURITIES FUND
                       -----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                                       NET GAINS
                                                        (LOSSES)
                            NET ASSET                ON SECURITIES                 DIVIDENDS
                              VALUE,        NET          (BOTH       TOTAL FROM    FROM NET     NET ASSET
                            BEGINNING   INVESTMENT    REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL
                            OF PERIOD    INCOME(a)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(b)
---------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08           $11.99       $0.46         $ 0.97         $1.43       $(0.45)      $12.97       11.98%
Year ended 12/31/07            11.74        0.56           0.15          0.71        (0.46)       11.99        6.11
Year ended 12/31/06            11.81        0.52          (0.13)         0.39        (0.46)       11.74        3.28
Year ended 12/31/05            12.01        0.41          (0.24)         0.17        (0.37)       11.81        1.41
Year ended 12/31/04            12.17        0.36          (0.08)         0.28        (0.44)       12.01        2.27
_____________________________________________________________________________________________________________________
=====================================================================================================================

                                                 RATIO OF           RATIO OF
                                                 EXPENSES           EXPENSES
                                                TO AVERAGE       TO AVERAGE NET   RATIO OF NET
                                                NET ASSETS       ASSETS WITHOUT    INVESTMENT
                              NET ASSETS,    WITH FEE WAIVERS     FEE WAIVERS        INCOME
                             END OF PERIOD    AND/OR EXPENSES   AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                            (000S OMITTED)       ABSORBED           ABSORBED       NET ASSETS    TURNOVER(c)
------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08             $20,362            0.98%(d)           1.01%(d)        3.71%(d)       109%
Year ended 12/31/07              18,770            0.98               1.01            4.68           106
Year ended 12/31/06              16,218            0.96               1.02            4.37            89
Year ended 12/31/05              18,863            1.10               1.13            3.43           174
Year ended 12/31/04              17,728            1.12               1.12            2.95            95
__________________________________________________________________________________________________________________
==================================================================================================================





(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $19,100 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Government Securities Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIGOV-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                        AIM V.I. HIGH YIELD FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. High Yield Fund's investment objective is a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     7
Fair Value Pricing                            8
Risks                                         8
Pricing of Shares                             8
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is a high level of current income.

    The fund's investment objective may be changed by the Board of Trustees (the Board) of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

    The fund will principally invest in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure. The fund may invest up to 15% of its total assets in securities of companies located in developing countries.

    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities for the fund's portfolio, the portfolio managers focus on junk bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers conduct a bottom-up fundamental analysis of a company before its securities are purchased by the fund. The fundamental analysis involves an evaluation by a team of credit analysts of a company's financial statements in order to assess a company's financial condition. The credit analysts also assess the ability of a company to reduce its leverage (i.e. the amount of borrowed debt).

    The bottom-up fundamental analysis is supplemented by (i) an ongoing review of the securities' relative value compared with other junk bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates.


    The portfolio managers attempt to control the fund's risk by (i) limiting the portfolio's assets that are invested in any one security, and (ii) diversifying the portfolio's holdings over a number of different industries. Although the fund is actively managed, it is reviewed regularly against its benchmark index (the Barclays Capital U.S. Aggregate Index) and its peer group index (the Lipper VUF High Current Yield Bond Funds Category Average) to assess the portfolio's relative risk and its positioning.


    The portfolio managers will consider selling a security if (1) there appears to be deterioration in a security's risk profile, or (2) they determine that other securities offer better value.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in the countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.




    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                                   ANNUAL
YEAR ENDED                                                                         TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
1999...........................................................................    10.52%
2000...........................................................................   -19.01%
2001...........................................................................    -5.00%
2002...........................................................................    -5.84%
2003...........................................................................    28.04%
2004...........................................................................    11.25%
2005...........................................................................     2.72%
2006...........................................................................    10.74%
2007...........................................................................     1.24%
2008...........................................................................   -25.69%






    During the period shown in the bar chart, the highest quarterly return was 9.64% (quarter ended June 30, 2003) and the lowest quarterly return was -20.28% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                     INCEPTION
(for the periods ended December 31, 2008)                           1 YEAR    5 YEARS    10 YEARS       DATE
-----------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                                            (25.69)%   (0.98)%     (0.24)%    05/01/98
Barclays Capital U.S. Aggregate Index(1,2)                            5.24      4.65        5.63            --
Barclays Capital U.S. Corporate High Yield Index(1,2,3)             (26.16)    (0.80)       2.17            --
Lipper VUF High Current Yield Bond Funds Category Average(1,2,4)    (26.93)    (1.41)       1.07            --
-----------------------------------------------------------------------------------------------------------------





(1) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund has also included the Barclays Capital U.S. Corporate High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds High Current Yield Bond Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(2) The benchmarks may not reflect payment of fees, expenses or taxes.




(3) The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included.


(4) The Lipper VUF High Current Yield Bond Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper High Current Yield Bond Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.63%

Other Expenses                                                                     0.59

Acquired Fund Fees and Expenses(2)                                                 0.01

Total Annual Fund Operating Expenses                                               1.23

Fee Waiver and/or Expense Reimbursements(3,4)                                      0.27

Net Annual Fund Operating Expenses                                                 0.96
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the fund.




(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.95% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
AIM V.I. High Yield Fund      $98       $364       $650      $1,465
-----------------------------------------------------------------------


                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.96%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.04%        7.96%       12.03%       16.26%       20.64%
End of Year Balance                     $10,404.00   $10,796.23   $11,203.25   $11,625.61   $12,063.90
Estimated Annual Expenses               $    97.94   $   130.38   $   135.30   $   140.40   $   145.69
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.19%       29.91%       34.80%       39.89%       45.16%
End of Year Balance                     $12,518.71   $12,990.66   $13,480.41   $13,988.62   $14,515.99
Estimated Annual Expenses               $   151.18   $   156.88   $   162.80   $   168.93   $   175.30
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.36% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Peter Ehret (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with Invesco Institutional and/or its affiliates since 2001. As the lead manager, Mr. Ehret generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ehret may perform these functions, and the nature of these functions, may change from time to time.


- Carolyn Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with Invesco Institutional and/or its affiliates since 1992.



- Darren Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Institutional and/or its affiliates since 1992.




    Effective November 20, 2009, Carolyn Gibbs will be removed as portfolio manager to the fund.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their contract owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by contract owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES


DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Invesco Aim Distributors Affiliates makes these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08          $5.74       $0.49        $(2.00)      $(1.51)     $(0.54)      $3.69      (25.69)%     $39,918
Year ended 12/31/07           6.12        0.46         (0.38)        0.08       (0.46)       5.74        1.24        51,225
Year ended 12/31/06           6.03        0.45          0.19         0.64       (0.55)       6.12       10.74        58,336
Year ended 12/31/05           6.45        0.43         (0.26)        0.17       (0.59)       6.03        2.72        54,731
Year ended 12/31/04           5.97        0.42          0.25(e)      0.67       (0.19)       6.45       11.25(f)     96,602
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08              0.95%(d)          1.22%(d)       9.19%(d)       85%
Year ended 12/31/07              0.96              1.15           7.42          113
Year ended 12/31/06              0.96              1.18           7.22          135
Year ended 12/31/05              1.01              1.16           6.58           69
Year ended 12/31/04              1.04              1.04           6.79          131
_______________________________________________________________________________________
=======================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $46,910 for Series I shares.


(e) Includes net increase from payments by affiliates of $0.02 for Series I shares.


(f) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.90% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. High Yield Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIHYI-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                        AIM V.I. HIGH YIELD FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. High Yield Fund's investment objective is a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7

Excessive Short-Term Trading Activity
  Disclosures                                 7

Trade Activity Monitoring                     7

Fair Value Pricing                            8

Risks                                         8

Pricing of Shares                             8

Taxes                                         9

Dividends and Distributions                   9

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies              10

FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is a high level of current income.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

    The fund will principally invest in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers.


    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure. The fund may invest up to 15% of its total assets in securities of companies located in developing countries.


    The fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities for the fund's portfolio, the portfolio managers focus on junk bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers conduct a bottom-up fundamental analysis of a company before its securities are purchased by the fund. The fundamental analysis involves an evaluation by a team of credit analysts of a company's financial statements in order to assess a company's financial condition. The credit analysts also assess the ability of a company to reduce its leverage (i.e. the amount of borrowed debt).

    The bottom-up fundamental analysis is supplemented by (i) an ongoing review of the securities' relative value compared with other junk bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates.


    The portfolio managers attempt to control the fund's risk by (i) limiting the portfolio's assets that are invested in any one security, and (ii) diversifying the portfolio's holdings over a number of different industries. Although the fund is actively managed, it is reviewed regularly against its benchmark index (the Barclays Capital U.S. Aggregate Index) and its peer-group index (the Lipper VUF High Current Yield Bond Funds Category Average) to assess the portfolio's relative risk and its positioning.


    The portfolio managers will consider selling a security if (1) there appears to be deterioration in a security's risk profile, or (2) they determine that other securities offer better value.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.




PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.

    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are higher in developing countries and there may be delays in settlement procedures.


    Leverage Risk--Borrowing money to buy securities exposes the fund to leverage because the fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the fund. Certain other transactions may give rise to a form of leverage. Leverage also exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.




    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


(and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.

                                     (GRAPH)

                                                                                   ANNUAL
YEARS ENDED                                                                        TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
1999*..........................................................................    10.25%
2000*..........................................................................   -19.21%
2001*..........................................................................    -5.23%
2002**.........................................................................    -6.08%
2003...........................................................................    27.89%
2004...........................................................................    11.14%
2005...........................................................................     2.43%
2006...........................................................................    10.41%
2007...........................................................................     1.01%
2008...........................................................................   -25.80%



* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 26, 2002.



    During the period shown in the bar chart, the highest quarterly return was 9.66% (quarter ended June 30, 2003) and the lowest quarterly return was -20.22% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                        SERIES I
(for the periods ended December 31, 2008)                           1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
----------------------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund(1)                                         (25.80)%   (1.19)%     (0.46)%      05/01/98
Barclays Capital U.S. Aggregate Index(2,3)                            5.24      4.65        5.63              --
Barclays Capital U.S. Corporate High Yield Index(2,3,4)             (26.16)    (0.80)       2.17              --
Lipper VUF High Current Yield Bond Funds Category Average(2,3,5)    (26.93)    (1.41)       1.07              --
----------------------------------------------------------------------------------------------------------------------





(1) The returns shown for the one and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 26, 2002.


(2) The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. Effective November 3, 2008, the Lehman Brothers indices were re-branded as Barclays Capital indices. The fund has also included the Barclays Capital U.S. Corporate High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds High Current Yield Bond Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.




(4) The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included.


(5) The Lipper VUF High Current Yield Bond Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper High Current Yield Bond Funds category. These funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract product buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                   SERIES II SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                    SERIES II SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                   0.63%

Distribution and/or Service (12b-1) Fees                                          0.25

Other Expenses                                                                    0.59

Acquired Fund Fees and Expenses(2)                                                0.01

Total Annual Fund Operating Expenses                                              1.48

Fee Waiver and/or Expense Reimbursements(3,4)                                     0.27

Net Annual Fund Operating Expenses                                                1.21
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the fund.




(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.20% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES            1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
AIM V.I. High Yield Fund     $123       $441       $782      $1,745
-----------------------------------------------------------------------


                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.21%        1.48%        1.48%        1.48%        1.48%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.79%        7.44%       11.23%       15.14%       19.19%
End of Year Balance                     $10,379.00   $10,744.34   $11,122.54   $11,514.06   $11,919.35
Estimated Annual Expenses               $   123.29   $   156.31   $   161.81   $   167.51   $   173.41
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.48%        1.48%        1.48%        1.48%        1.48%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.39%       27.73%       32.23%       36.88%       41.70%
End of Year Balance                     $12,338.91   $12,773.24   $13,222.86   $13,688.30   $14,170.13
Estimated Annual Expenses               $   179.51   $   185.83   $   192.37   $   199.14   $   206.15
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.



FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.36% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolios:


- Peter Ehret (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with Invesco Institutional and/or its affiliates since 2001. As the lead manager, Mr. Ehret generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ehret may perform these functions, and the nature of these functions, may change from time to time.


- Carolyn Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with Invesco Institutional and/or its affiliates since 1992.



- Darren Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Institutional and/or its affiliates since 1992.




    Effective November 20, 2009, Carolyn Gibbs will be removed as portfolio manager to the fund.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES


DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.


PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                       NET GAINS
                                                      (LOSSES) ON
                             NET ASSET                SECURITIES                DIVIDENDS
                              VALUE,         NET         (BOTH     TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING OF  INVESTMENT  REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                              PERIOD      INCOME(a)   UNREALIZED)  OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
--------------------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08            $5.72        $0.47       $(1.99)      $(1.52)     $(0.52)      $3.68      (26.00)%     $  374
Year ended 12/31/07             6.09         0.44        (0.38)        0.06       (0.43)       5.72        1.01          666
Year ended 12/31/06             6.00         0.43         0.19         0.62       (0.53)       6.09       10.41          919
Year ended 12/31/05             6.43         0.41        (0.26)        0.15       (0.58)       6.00        2.43        1,556
Year ended 12/31/04             5.95         0.41         0.25(e)      0.66       (0.18)       6.43       11.14(f)     1,072
________________________________________________________________________________________________________________________________
================================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08              1.20%(d)          1.47%(d)       8.94%(d)       85%
Year ended 12/31/07              1.21              1.40           7.17          113
Year ended 12/31/06              1.21              1.43           6.97          135
Year ended 12/31/05              1.22              1.41           6.37           69
Year ended 12/31/04              1.24              1.29           6.59          131
_______________________________________________________________________________________
=======================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $556 for Series II shares, respectively.


(e) Includes net increase from payments by affiliates of $0.01 for Series II shares.


(f) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.96% for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. High Yield Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIHYI-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                              AIM V.I. INTERNATIONAL GROWTH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. International Growth Fund's investment objective is long-term growth of capital.


--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4
Advisor Compensation                          5
Portfolio Managers                            5
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     6
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings growth. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

    At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
1999..................................................................    55.04%
2000..................................................................   -26.40%
2001..................................................................   -23.53%
2002..................................................................   -15.67%
2003..................................................................    29.06%
2004..................................................................    24.00%
2005..................................................................    17.93%
2006..................................................................    28.23%
2007..................................................................    14.72%
2008..................................................................   -40.38%





    During the periods shown in the bar chart, the highest quarterly return was 41.88% (quarter ended December 31, 1999) and the lowest quarterly return was -19.80% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                          INCEPTION
(for the periods ended December 31, 2008)                1 YEAR    5 YEARS    10 YEARS       DATE
------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund                       (40.38)%    5.10%       1.99%     05/05/93
MSCI EAFE--Registered Trademark-- Index(1,2)             (43.38)     1.66        0.80            --
MSCI EAFE--Registered Trademark-- Growth Index(1,2,3)    (42.70)     1.43       (1.30)           --
Lipper VUF International Growth Funds Index(1,2,4)       (45.71)     1.39        0.67            --
------------------------------------------------------------------------------------------------------




(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The fund has also included the MSCI EAFE--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds International Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The MSCI EAFE--Registered Trademark-- Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia, and the Far East.

(4) The Lipper VUF International Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper International Growth Funds category. These funds invest at least 75% of their equity assets in companies strictly outside of the U.S. and typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). The S&P/Citigroup World ex-U.S. BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI, excluding the United States. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.71%
Other Expenses                                                                      0.35
Acquired Fund Fees and Expenses                                                     0.02
Total Annual Fund Operating Expenses                                                1.08
Fee Waiver and/or Expense Reimbursements(2)                                         0.01
Net Annual Fund Operating Expenses(3)                                               1.07

------------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
AIM V.I. International Growth Fund     $109       $342       $595      $1,316
---------------------------------------------------------------------------------


                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.07%        1.08%        1.08%        1.08%        1.08%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.93%        8.00%       12.24%       16.64%       21.21%
End of Year Balance                     $10,393.00   $10,800.41   $11,223.78   $11,663.75   $12,120.97
Estimated Annual Expenses               $   109.10   $   114.44   $   118.93   $   123.59   $   128.44
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.08%        1.08%        1.08%        1.08%        1.08%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.96%       30.90%       36.03%       41.36%       46.90%
End of Year Balance                     $12,596.12   $13,089.88   $13,603.01   $14,136.24   $14,690.38
Estimated Annual Expenses               $   133.47   $   138.70   $   144.14   $   149.79   $   155.66
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    AIM Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.69% of the fund's average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Clas Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with Invesco Aim and/or its affiliates since 1994.



- Barrett Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with Invesco Aim and/or its affiliates since 1990.


- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1997.


- Matthew Dennis, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000.



- Jason Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1996.



    The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:



    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of its Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.





                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          $33.63      $0.54       $(14.16)      $(13.62)    $(0.15)       $(0.37)        $(0.52)      $19.49
Year ended 12/31/07           29.44       0.34          3.98          4.32      (0.13)           --          (0.13)       33.63
Year ended 12/31/06           23.17       0.23          6.32          6.55      (0.28)           --          (0.28)       29.44
Year ended 12/31/05           19.77       0.23          3.31          3.54      (0.14)           --          (0.14)       23.17
Year ended 12/31/04           16.04       0.15          3.70          3.85      (0.12)           --          (0.12)       19.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                            RATIO OF          RATIO OF
                                                            EXPENSES          EXPENSES
                                                           TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                           NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                          NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                             TOTAL       END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           RETURN(b)    (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
--------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          (40.38)%      $446,437           1.05%(d)          1.06%(d)       1.96%(d)       44%
Year ended 12/31/07           14.68         792,779           1.06              1.07           1.06           20
Year ended 12/31/06           28.28         563,460           1.10              1.10           0.90           34
Year ended 12/31/05           17.93         444,608           1.11              1.11           1.11           36
Year ended 12/31/04           24.00         346,605           1.14              1.14           0.90           48
____________________________________________________________________________________________________________________
====================================================================================================================





(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $647,650 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI financial, reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. International Growth Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIIGR-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                              AIM V.I. INTERNATIONAL GROWTH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. International Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3

- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               3


HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4

- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4

- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             6

- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   9

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings growth. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

     At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The foregoing characteristics may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                          ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*.................................................................    54.67%
2000*.................................................................   -26.59%
2001**................................................................   -23.72%
2002..................................................................   -15.89%
2003..................................................................    28.60%
2004..................................................................    23.70%
2005..................................................................    17.70%
2006..................................................................    27.88%
2007..................................................................    14.45%
2008..................................................................   -40.55%



* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 41.80% (quarter ended December 31, 1999) and the lowest quarterly return was -19.89% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended December 31,                                        SERIES I
2008)                                  1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-----------------------------------------------------------------------------------------
AIM V.I. International Growth
  Fund(1)                              (40.55)%    4.85%       1.73%       05/05/93

MSCI EAFE--Registered Trademark--
  Index(2,3)                           (43.38)     1.66        0.80              --

MSCI EAFE--Registered Trademark--
  Growth Index(2,3,4)                  (42.70)     1.43       (1.30)             --

Lipper VUF International Growth
  Funds Index(2,3,5)                   (45.71)     1.39        0.67              --
-----------------------------------------------------------------------------------------




(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.
(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The fund has also included MSCI EAFE--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds International Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmarks may not reflect payment of fees, expenses or taxes.

(4) The MSCI EAFE--Registered Trademark-- Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia, and the Far East.
(5) The Lipper VUF International Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper International Growth Funds category. These funds invest at least 75% of their equity assets in companies strictly outside the U.S. and typically have an above-average price-to-cash flow ratio, price-to-book

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

    PERFORMANCE INFORMATION (continued)
    ---------------------------------------------------------------------------



    ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). The S&P/Citigroup World ex-U.S. BMI is a subset of the developed markets portion of the S&P/Citigroup Global BMI, excluding the United States. The S&P/Citigroup Global BMI is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                               SERIES II SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                    N/A

Maximum Deferred Sales Charge (Load)                                           N/A
-------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                    SERIES II SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                   0.71%

Distribution and/or Service (12b-1) Fees                                          0.25

Other Expenses                                                                    0.35

Acquired Fund Fees and Expenses                                                   0.02

Total Annual Fund Operating Expenses                                              1.33

Fee Waiver and/or Expense Reimbursements(2)                                       0.01

Net Annual Fund Operating Expenses(3)                                             1.32
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.




(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:


    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;


    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES II SHARES                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------
AIM V.I. International Growth Fund     $134       $420       $728      $1,601
---------------------------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.32%        1.33%        1.33%        1.33%        1.33%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.68%        7.49%       11.43%       15.52%       19.76%
End of Year Balance                     $10,368.00   $10,748.51   $11,142.98   $11,551.92   $11,975.88
Estimated Annual Expenses               $   134.43   $   140.42   $   145.58   $   150.92   $   156.46
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.33%        1.33%        1.33%        1.33%        1.33%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.15%       28.71%       33.43%       38.33%       43.41%
End of Year Balance                     $12,415.39   $12,871.04   $13,343.41   $13,833.11   $14,340.78
Estimated Annual Expenses               $   162.20   $   168.15   $   174.33   $   180.72   $   187.36
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds and; (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.69% of the fund's average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Clas Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with Invesco Aim and/or its affiliates since 1994.



- Barrett Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with Invesco Aim and/or its affiliates since 1990.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1997.


- Matthew Dennis, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000.



- Jason Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1996.



    The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own

                       ----------------------------------
                       AIM V.I. INTERNATIONAL GROWTH FUND
                       ----------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.

    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                               NET GAINS
                                                (LOSSES)
                      NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                        VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                      BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                      OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08     $33.24      $0.45       $(13.96)      $(13.51)    $(0.13)       $(0.37)        $(0.50)      $19.23
Year ended 12/31/07      29.16       0.26          3.94          4.20      (0.12)           --          (0.12)       33.24
Year ended 12/31/06      23.00       0.17          6.25          6.42      (0.26)           --          (0.26)       29.16
Year ended 12/31/05      19.65       0.18          3.30          3.48      (0.13)           --          (0.13)       23.00
Year ended 12/31/04      15.97       0.11          3.66          3.77      (0.09)           --          (0.09)       19.65
____________________________________________________________________________________________________________________________
============================================================================================================================

                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES
                                                     TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                    NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                        TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                      RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
--------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08     (40.55)%     $793,365           1.30%(d)          1.31%(d)       1.71%(d)       44%
Year ended 12/31/07      14.41        745,206           1.31              1.32           0.81           20
Year ended 12/31/06      27.92        163,657           1.35              1.35           0.65           34
Year ended 12/31/05      17.70         54,658           1.36              1.36           0.86           36
Year ended 12/31/04      23.63         21,497           1.39              1.39           0.65           48
______________________________________________________________________________________________________________
==============================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $795,762 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. International Growth Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIIGR-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts, funding variable annuity contracts and variable life insurance policies. AIM V.I. Large Cap Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                        1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                           2

Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                  3

Expense Example                                3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                  4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS               4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                   4

Advisor Compensation                           5

Portfolio Managers                             5

OTHER INFORMATION                              5
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares              5

Excessive Short-Term Trading Activity
  Disclosures                                  6

Trade Activity Monitoring                      6

Fair Value Pricing                             6

Risks                                          7

Pricing of Shares                              7

Taxes                                          8

Dividends and Distributions                    8

Share Classes                                  8

Payments to Insurance Companies                8
FINANCIAL HIGHLIGHTS                           9
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
2004...........................................................................     9.08%
2005...........................................................................     7.30%
2006...........................................................................     8.05%
2007...........................................................................    15.64%
2008...........................................................................   -38.29%






    During the periods shown in the bar chart, the highest quarterly return was 8.38% (quarter ended December 31, 2004) and the lowest quarterly return was -19.76% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                  SINCE      INCEPTION
(for the periods ended December 31, 2008)                   1 YEAR    5 YEAR    INCEPTION       DATE
---------------------------------------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund                              (38.29)%   (2.03)%    (0.28)%     08/29/03

S&P 500--Registered Trademark-- Index(1,2)                  (36.99)    (2.19)     (0.12)(3)   08/31/03(3)

Russell 1000--Registered Trademark-- Growth Index(1,2,4)    (38.44)    (3.42)     (1.60)(3)   08/31/03(3)

Lipper VUF Large-Cap Growth Funds Index(1,2,5)              (40.84)    (3.27)     (1.58)(3)   08/31/03(3)
---------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception of the fund's Series I shares.
(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above tables means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.70%

Other Expenses                                                                     0.40

Acquired Fund Fees and Expenses                                                    0.00

Total Annual Fund Operating Expenses                                               1.10
Fee Waiver and/or Expense Reimbursements(2,3)                                      0.09

Net Annual Fund Operating Expenses                                                 1.01

-----------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.01% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund     $103       $341       $597      $1,332
-----------------------------------------------------------------------------


                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.01%        1.10%        1.10%        1.10%        1.10%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.99%        8.05%       12.26%       16.64%       21.19%
End of Year Balance                     $10,399.00   $10,804.56   $11,225.94   $11,663.75   $12,118.64
Estimated Annual Expenses               $   103.01   $   116.62   $   121.17   $   125.89   $   130.80
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.10%        1.10%        1.10%        1.10%        1.10%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.91%       30.82%       35.93%       41.23%       46.73%
End of Year Balance                     $12,591.26   $13,082.32   $13,592.53   $14,122.64   $14,673.43
Estimated Annual Expenses               $   135.90   $   141.20   $   146.71   $   152.43   $   158.38
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.





    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.61% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Geoffrey Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1995.



- Robert Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1995.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.


    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf "). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.





                                              NET GAINS
                                               (LOSSES)
                     NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                       VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                     BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                     OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08    $15.85     $ 0.03(c)     $(6.10)      $(6.07)     $(0.00)       $   --         $(0.00)      $ 9.78
Year ended 12/31/07     13.71       0.02          2.13         2.15       (0.01)           --          (0.01)       15.85
Year ended 12/31/06     12.71       0.02          1.00         1.02       (0.02)           --          (0.02)       13.71
Year ended 12/31/05     11.86      (0.01)(c)      0.88         0.87          --         (0.02)         (0.02)       12.71
Year ended 12/31/04     10.90      (0.04)(e)      1.03         0.99          --         (0.03)         (0.03)       11.86
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES     RATIO OF NET
                                                    TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                    NET ASSETS      ASSETS WITHOUT     INCOME
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       (LOSS)
                       TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                     RETURN(a)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
-------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08    (38.29)%     $ 62,665           1.01%(d)          1.10%(d)        0.23%(d)      41%
Year ended 12/31/07     15.64        129,071           1.01              1.08            0.11          58
Year ended 12/31/06      8.05        120,825           1.02              1.23            0.06          76
Year ended 12/31/05      7.30          4,352           1.13              7.30           (0.06)         99
Year ended 12/31/04      9.08            596           1.33              9.88           (0.35)(e)     104
_____________________________________________________________________________________________________________
=============================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $95,783 for Series I shares.


(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Large Cap Growth Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VILCG-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Large Cap Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4
Advisor Compensation                          5
Portfolio Managers                            5
OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             5
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     6
Fair Value Pricing                            6
Risks                                         7
Pricing of Shares                             7
Taxes                                         8

Dividends and Distributions                   8
Share Classes                                 8
Distribution Plan                             8
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may invest up to 25% of its total assets in foreign securities.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.


    Since a large percentage of the fund's assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the fund's overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.


    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series II shares form year to year.




                                                                                    ANNUAL
YEAR ENDED                                                                          TOTAL
DECEMBER 31                                                                        RETURNS
-----------                                                                        -------
2004............................................................................     8.89%
2005............................................................................     7.15%
2006............................................................................     7.81%
2007............................................................................    15.30%
2008............................................................................    -38.41







    During the periods shown in the bar chart, the highest quarterly return was 8.30% (quarter ended December 31, 2004) and the lowest quarterly return was -19.77% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                   SINCE      INCEPTION
(for the periods ended December 31, 2008)                   1 YEAR    5 YEARS    INCEPTION       DATE
----------------------------------------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund                              (38.41)%   (2.23)%     (0.48)%     08/29/03
S&P 500--Registered Trademark-- Index(1,2)                  (36.99)    (2.19)      (0.12)(3)   08/31/03(3)
Russell 1000--Registered Trademark-- Growth Index(1,2,4)    (38.44)    (3.42)      (1.60)(3)   08/31/03(3)
Lipper VUF Large-Cap Growth Funds Index(1,2,5)              (40.84)    (3.27)      (1.58)(3)   08/31/03(3)

----------------------------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Large-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception date of the fund's Series II shares.
(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Large-Cap Growth Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A


Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.70%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.40

Acquired Fund Fees and Expenses                                                     0.00

Total Annual Fund Operating Expenses                                                1.35

Fee Waivers and/or Expense Reimbursements(2,3)                                      0.09

Net Annual Fund Operating Expenses                                                  1.26
-------------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.26% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    The example also does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund     $128       $419       $731      $1,616
-----------------------------------------------------------------------------


                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.26%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.74%        7.53%       11.45%       15.52%       19.74%
End of Year Balance                     $10,374.00   $10,752.65   $11,145.12   $11,551.92   $11,973.56
Estimated Annual Expenses               $   128.36   $   142.60   $   147.81   $   153.21   $   158.80
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.35%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.11%       28.64%       33.33%       38.20%       43.24%
End of Year Balance                     $12,410.60   $12,863.59   $13,333.11   $13,819.77   $14,324.19
Estimated Annual Expenses               $   164.59   $   170.60   $   176.83   $   183.28   $   189.97
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.61% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Geoffrey Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1995.



- Robert Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with Invesco Aim and/or its affiliates since 1995.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


postpone the right of redemption only under unusual circumstances, as allowed by the SEC such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly of indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:
  (1)   trade activity monitoring; and
  (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.


TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf "). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.




                                             NET GAINS (LOSSES)
                      NET ASSET      NET        ON SECURITIES                 DIVIDENDS  DISTRIBUTIONS
                        VALUE,   INVESTMENT         (BOTH        TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                      BEGINNING    INCOME       REALIZED AND     INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                      OF PERIOD    (LOSS)        UNREALIZED)     OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08     $15.75     $ 0.00(c)       $(6.05)         $(6.05)       --             --             --        $ 9.70
Year ended 12/31/07      13.66      (0.04)           2.13            2.09        --             --             --         15.75
Year ended 12/31/06      12.67      (0.01)           1.00            0.99        --             --             --         13.66
Year ended 12/31/05      11.84      (0.03)(c)        0.88            0.85        --          (0.02)         (0.02)        12.67
Year ended 12/31/04      10.90      (0.06)(e)        1.03            0.97        --          (0.03)         (0.03)        11.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES
                                                    TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                    NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                        TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                      RETURN(A)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(B)
--------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08     (38.41)%     $  712            1.26%(d)          1.35%(d)       (0.02)%(d)      41%
Year ended 12/31/07      15.30        1,259            1.26              1.33           (0.14)          58
Year ended 12/31/06       7.81        1,949            1.27              1.48           (0.19)          76
Year ended 12/31/05       7.15          636            1.33              7.55           (0.26)          99
Year ended 12/31/04       8.89          594            1.48             10.13           (0.50)(e)      104
______________________________________________________________________________________________________________
==============================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.




(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $953 for Series II shares.


(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)% for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Large Cap Growth Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VILCG-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                           AIM V.I. LEISURE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Leisure Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          5

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   8

Share Classes                                 9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers that are engaged in the design, production and distribution of products and services related to leisure activities of individuals (the leisure sector). The fund considers a company to be doing business in the leisure sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from products or services related to leisure activities of individuals; (2) at least 50% of its assets are devoted to producing revenues through products or services related to leisure activities of individuals; or (3) based on other available information, the portfolio manager determines that its primary business is in products or services related to leisure activities of individuals.

    The principal type of equity securities purchased by the fund is common stocks. Companies in the leisure sector include, but are not limited to, those involved in the design, production and distribution of products or services related to the leisure activities of individuals. These companies operate in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/television, cable and satellite, motion picture, recreation services and entertainment, retail and toy.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the leisure-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio manager believes that investment opportunities are driven by long-term themes that support growth of the leisure sector such as demographic and income trends, and technology innovation and integration and globalization. The portfolio manager seeks to invest in companies with growth potential regardless of the economic environment, and also seeks to diversify the fund across the leisure sector. The portfolio manager intends to adjust portfolio weightings depending on prevailing economic conditions and relative valuations of securities.

    In selecting securities for the fund, the portfolio manager uses a bottom-up investment approach using a combination of quantitative, fundamental and valuation analyses. The portfolio manager focuses on businesses related to leisure activities of individuals with (1) strong fundamentals and promising growth potential; (2) valuations below those of the broad market and (3) managements that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. The fund invests in companies of all market capitalizations, but favors mid-to-large capitalization companies. In general, the fund emphasizes companies that the portfolio manager believes are strongly managed and will generate above average long-term capital appreciation.

    The portfolio manager will consider selling a security if: (1) there is a negative change in the company's or industry's fundamentals, or (2) the investment reaches the portfolio manager's target price.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell these securities at a desirable price.

    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the leisure sector. This means that the fund's investment concentration in the leisure sector is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund tends to rise and fall more rapidly.

    Leisure Industry Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk-- Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                                        ANNUAL
YEARS ENDED                                                                             TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
2003................................................................................    28.64%
2004................................................................................    13.40%
2005................................................................................    -1.19%
2006................................................................................    24.61%
2007................................................................................    -0.82%
2008................................................................................   -43.04%






    During the periods shown in the bar chart, the highest quarterly return was 15.13% (quarter ended June 30, 2003) and the lowest quarterly return was -24.75% (quarter ended December 31, 2008). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to that of an unmanaged broad-based securities market benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                     SINCE      INCEPTION
(for the periods ended December 31, 2008)     1 YEAR    5 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------------------
AIM V.I. Leisure Fund(1)                      (43.04)%   (4.63)%     (2.16)%     04/30/02

S&P 500--Registered Trademark-- Index(2,3)    (36.99)    (2.19)      (0.73)      04/30/02
--------------------------------------------------------------------------------------------




(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.



(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.


(3) The benchmark may not reflect payment of fees, expenses or taxes.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A
Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.75%
Other Expenses                                                                     0.69
Acquired Fund Fees and Expenses(2)                                                 0.01
Total Annual Fund Operating Expenses                                               1.45
Fee Waiver and/or Expense Reimbursements(3,4)                                      0.43
Net Annual Fund Operating Expenses                                                 1.02
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the fund.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.01% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

    FEE TABLE AND EXPENSE EXAMPLE (continued)
    ---------------------------------------------------------------------------



    arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
AIM V.I. Leisure Fund     $104       $416       $751      $1,698
--------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.02%        1.45%        1.45%        1.45%        1.45%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.98%        7.67%       11.49%       15.45%       19.55%
End of Year Balance                     $10,398.00   $10,767.13   $11,149.36   $11,545.16   $11,955.02
Estimated Annual Expenses               $   104.03   $   153.45   $   158.89   $   164.54   $   170.38
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.45%        1.45%        1.45%        1.45%        1.45%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.79%       28.19%       32.74%       37.45%       42.33%
End of Year Balance                     $12,379.42   $12,818.89   $13,273.96   $13,745.19   $14,233.14
Estimated Annual Expenses               $   176.42   $   182.69   $   189.17   $   195.89   $   202.84
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than these shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.32% average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------


PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Juan Hartsfield (lead manager), Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Mr. Hartsfield generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Hartsfield may perform these functions, and the nature of these functions, may change from time to time.



- Jonathan Mueller, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2001.





    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.



OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

  (1)   trade activity monitoring; and
  (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.



    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                              ---------------------
                              AIM V.I. LEISURE FUND
                              ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $12.67      $0.12(c)     $(5.67)      $(5.55)     $(0.12)       $(1.98)        $(2.10)
Year ended 12/31/07                13.82       0.09         (0.15)       (0.06)      (0.24)        (0.85)         (1.09)
Year ended 12/31/06                11.86       0.07          2.83         2.90       (0.16)        (0.78)         (0.94)
Year ended 12/31/05                12.38       0.04         (0.19)       (0.15)      (0.14)        (0.23)         (0.37)
Year ended 12/31/04                10.96       0.00          1.47         1.47       (0.04)        (0.01)         (0.05)
--------------------------------------------------------------------------------------------------------------------------

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES          EXPENSES
                                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE
                                 OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $ 5.02      (43.04)%     $18,003           1.01%(d)          1.44%(d)        1.15%(d)
Year ended 12/31/07                12.67       (0.79)       42,593           1.01              1.28            0.50
Year ended 12/31/06                13.82       24.61        52,820           1.01              1.26            0.54
Year ended 12/31/05                11.86       (1.19)       54,192           1.16              1.31            0.34
Year ended 12/31/04                12.38       13.40        55,967           1.29              1.34            0.00
-----------------------------------------------------------------------------------------------------------------------

                                 PORTFOLIO
                                TURNOVER(b)
-------------------------------------------
SERIES I
Year ended 12/31/08                   7%
Year ended 12/31/07                  15
Year ended 12/31/06                  14
Year ended 12/31/05                  32
Year ended 12/31/04                  15
-------------------------------------------





(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $30,244 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Leisure Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VILEI-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                           AIM V.I. LEISURE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Leisure Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosure                                  6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers that are engaged in the design, production and distribution of products and services related to leisure activities of individuals (the leisure sector). The fund considers a company to be doing business in the leisure sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from products or services related to leisure activities of individuals; (2) at least 50% of its assets are devoted to producing revenues through products or services related to leisure activities of individuals; or (3) based on other available information, the portfolio manager determines that its primary business is in products or services related to leisure activities of individuals.

    The principal type of equity securities purchased by the fund is common stocks. Companies in the leisure sector include, but are not limited to, those involved in the design, production and distribution of products or services related to the leisure activities of individuals. These companies operate in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/television, cable and satellite, motion picture, recreation services and entertainment, retail and toy.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the leisure-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio manager believes that investment opportunities are driven by long-term themes that support growth of the leisure sector such as demographic and income trends, and technology innovation and integration and globalization. The portfolio manager seeks to invest in companies with growth potential regardless of the economic environment, and also seeks to diversify the fund across the leisure sector. The portfolio manager intends to adjust portfolio weightings depending on prevailing economic conditions and relative valuations of securities.

    In selecting securities for the fund, the portfolio manager uses a bottom-up investment approach using a combination of quantitative, fundamental and valuation analyses. The portfolio manager focuses on businesses related to leisure activities of individuals with (1) strong fundamentals and promising growth potential; (2) valuations below those of the broad market and (3) managements that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. The fund invests in companies of all market capitalizations, but favors mid-to-large capitalization companies. In general, the fund emphasizes companies that the portfolio manager believes are strongly managed and will generate above average long-term capital appreciation.

    The portfolio manager will consider selling a security if: (1) there is a negative change in the company's or industry's fundamentals, or (2) the investment reaches the portfolio manager's target price.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell these securities at a desirable price.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the leisure sector. This means that the fund's investment concentration in the leisure sector is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund tends to rise and fall more rapidly.

    Leisure Industry Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
YEARS ENDED                                                                        TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
2003*..........................................................................    28.32%
2004**.........................................................................    13.22%
2005...........................................................................    -1.37%
2006...........................................................................    24.28%
2007...........................................................................    -1.13%
2008...........................................................................   -43.17%





* The return shown for this period is the restated historical performance of the fund's Series I shares (for the period prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.

** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.



    During the periods shown in the bar chart, the highest quarterly return was 15.06% (quarter ended June 30, 2003) and the lowest quarterly return was -24.84% (quarter ended December 31, 2008). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to that of an unmanaged broad-based securities market benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                     SINCE         SERIES I
(for the periods ended December 31, 2008)     1 YEAR    5 YEARS    INCEPTION    INCEPTION DATE
-------------------------------------------------------------------------------------------------
AIM V.I. Leisure Fund(1)                      (43.17)%   (4.85)%     (2.39)%       04/30/02
S&P 500--Registered Trademark-- Index(2,3)    (36.99)    (2.19)      (0.73)        04/30/02
-------------------------------------------------------------------------------------------------




(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for the five year and since inception periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.



(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.


(3) The benchmark may not reflect payment of fees, expenses or taxes.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A

Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%
Distribution and/or Service (12b-1) Fees                                            0.25
Other Expenses                                                                      0.69
Acquired Fund Fees and Expenses(2)                                                  0.01
Total Annual Fund Operating Expenses                                                1.70
Fee Waiver and/or Expense Reimbursements(3,4)                                       0.43
Net Annual Fund Operating Expenses                                                  1.27
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the fund.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.26% of average daily net assets. In determining the advisor's obligation to

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------


    waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes;
    (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES         1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
AIM V.I. Leisure Fund     $129       $494       $883      $1,973
--------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expenses Ratio(1)                     1.27%        1.70%        1.70%        1.70%        1.70%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.73%        7.15%       10.69%       14.34%       18.12%
End of Year Balance                     $10,373.00   $10,715.31   $11,068.91   $11,434.19   $11,811.52
Estimated Annual Expenses               $   129.37   $   179.25   $   185.17   $   191.28   $   197.59
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expenses Ratio(1)                     1.70%        1.70%        1.70%        1.70%        1.70%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.01%       26.04%       30.20%       34.50%       38.93%
End of Year Balance                     $12,201.30   $12,603.94   $13,019.87   $13,449.53   $13,893.36
Estimated Annual Expenses               $   204.11   $   210.84   $   217.80   $   224.99   $   232.41
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.32% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.



PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



  - Juan Hartsfield (lead manager), Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Mr. Hartsfield generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Hartsfield may perform these functions, and the nature of these functions, may change from time to time.



  - Jonathan Mueller, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2001.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage



OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

                               ------------------
                              AIM V.I. LEISURE FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payment for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          $12.63     $ 0.09(c)     $(5.64)      $(5.55)     $(0.08)       $(1.98)        $(2.06)      $ 5.02
Year ended 12/31/07           13.78       0.05         (0.15)       (0.10)      (0.20)        (0.85)         (1.05)       12.63
Year ended 12/31/06           11.84       0.04          2.82         2.86       (0.14)        (0.78)         (0.92)       13.78
Year ended 12/31/05           12.37       0.02         (0.19)       (0.17)      (0.13)        (0.23)         (0.36)       11.84
Year ended 12/31/04(e)        11.09      (0.02)         1.35         1.33       (0.04)        (0.01)         (0.05)       12.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
-------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          (43.17)%       $ 6             1.26%(d)          1.69%(d)        0.90%(d)        7%
Year ended 12/31/07           (1.13)          9             1.26              1.53            0.25           15
Year ended 12/31/06           24.28          14             1.26              1.51            0.29           14
Year ended 12/31/05           (1.37)         11             1.36              1.56            0.14           32
Year ended 12/31/04(e)        11.98          11             1.45(f)           1.60(f)        (0.16)(f)       15
___________________________________________________________________________________________________________________
===================================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $8 for Series II shares.


(e)    Commencement date of April 30, 2004.


(f)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Leisure Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VILEI-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                               AIM V.I. MID CAP CORE EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Mid Cap Core Equity Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4
Expense Example                               5
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  6
Advisor Compensation                          6
Portfolio Managers                            7
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     8
Fair Value Pricing                            8
Risks                                         8
Pricing of Shares                             8
Taxes                                         9

Dividends and Distributions                  10
Share Classes                                10
Payments to Insurance Companies              10
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION      Back
  Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap-- Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.


    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.


    The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

     The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund's investment in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.


    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------


PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------




impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Cash/Cash Equivalents Risk--To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
2002..................................................................   -11.10%
2003..................................................................    27.31%
2004..................................................................    13.82%
2005..................................................................     7.62%
2006..................................................................    11.24%
2007..................................................................     9.55%
2008..................................................................   -28.52%





    During the period shown in the bar chart, the highest quarterly return was 16.45% (quarter ended June 30, 2003) and the lowest quarterly return was -22.28% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              SINCE      INCEPTION
(for the periods ended December 31, 2008)              1 YEAR    5 YEARS    INCEPTION       DATE
-----------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                      (28.52)%    1.31%       3.62%      09/10/01
S&P 500--Registered Trademark-- Index(1,2)             (36.99)    (2.19)      (1.23)(3)   08/31/01(3)
Russell Midcap--Registered Trademark-- Index(1,2,4)    (41.46)    (0.71)       2.13(3)    08/31/01(3)
Lipper VUF Mid-Cap Core Funds Index(1,2,5)             (38.52)    (0.71)       1.89(3)    08/31/01(3)
-----------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index, which represent approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000-- Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell Midcap--Registered Trademark-- Index and Russell 1000-- Registered Trademark-- Index are trademarks/service marks of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Mid-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A
Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES(SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.72%

Other Expenses                                                                      0.32

Acquired Fund Fees and Expenses                                                     0.03

Total Annual Fund Operating Expenses                                                1.07

Fee Waiver and/or Expenses Reimbursements(2)                                        0.03

Net Annual Fund Operating Expenses(3)                                               1.04
------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund     $106       $337       $587      $1,303

--------------------------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.04%        1.07%        1.07%        1.07%        1.07%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.96%        8.05%       12.29%       16.70%       21.29%
End of Year Balance                     $10,396.00   $10,804.56   $11,229.18   $11,670.49   $12,129.14
Estimated Annual Expenses               $   106.06   $   113.42   $   117.88   $   122.51   $   127.33
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.07%        1.07%        1.07%        1.07%        1.07%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.06%       31.01%       36.16%       41.51%       47.07%
End of Year Balance                     $12,605.81   $13,101.22   $13,616.10   $14,151.21   $14,707.36
Estimated Annual Expenses               $   132.33   $   137.53   $   142.94   $   148.56   $   154.39
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.70% of the fund's average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.


- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

- Douglas Asiello, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1)  trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------


OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.



                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET     NET      ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          $14.57      $0.14(c)     $(4.33)      $(4.19)     $(0.22)       $(1.57)        $(1.79)      $ 8.59
Year ended 12/31/07           13.52       0.19          1.11         1.30       (0.04)        (0.21)         (0.25)       14.57
Year ended 12/31/06           13.61       0.14          1.39         1.53       (0.14)        (1.48)         (1.62)       13.52
Year ended 12/31/05           13.11       0.06          0.94         1.00       (0.07)        (0.43)         (0.50)       13.61
Year ended 12/31/04           12.06       0.03(c)       1.63         1.66       (0.02)        (0.59)         (0.61)       13.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          (28.52)%     $352,788           1.01%(d)          1.04%(d)        1.05%(d)       62%
Year ended 12/31/07            9.55        585,608           1.00              1.01            1.23           62
Year ended 12/31/06           11.24        581,154           1.04              1.04            0.93           83
Year ended 12/31/05            7.62        584,860           1.03              1.03            0.50           70
Year ended 12/31/04           13.82        496,606           1.04              1.04            0.25           55
______________________________________________________________________________________________________________________
======================================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $487,554 for Series I Class shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.



You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Mid Cap Core Equity Fund Series I
  SEC 1940 Act file number: 811-07452
--------------------------------------------------------------------------------

invescoaim.com  VIMCCE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                               AIM V.I. MID CAP CORE EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Mid Cap Core Equity Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          3

Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 4

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 5
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             7

Excessive Short-Term Trading Activity
  Disclosures                                 7

Trade Activity Monitoring                     7

Fair Value Pricing                            8

Risks                                         8

Pricing of Shares                             8

Taxes                                         9

Dividends and Distributions                   9

Share Classes                                10

Distribution Plan                            10

Payments to Insurance Companies              10

FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap-- Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.


    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.


    The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund's investment in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor it's contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.




    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.



    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------


PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------




impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Cash/Cash Equivalents Risk--To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may underperform its peer group and benchmark index, particularly during periods of strong market performance.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series II shares from year to year.




                                                                                   ANNUAL
YEAR ENDED                                                                         TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
2002...........................................................................   -11.20%
2003...........................................................................    27.05%
2004...........................................................................    13.57%
2005...........................................................................     7.27%
2006...........................................................................    10.98%
2007...........................................................................     9.29%
2008...........................................................................   -28.68%







    During the period shown in the bar chart, the highest quarterly return was 16.39% (quarter ended June 30, 2003) and the lowest quarterly return was -22.28% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                              SINCE      INCEPTION
(for the periods ended December 31, 2008)              1 YEAR    5 YEARS    INCEPTION       DATE
-----------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                      (28.68)%    1.05%       3.38%      09/10/01
S&P 500--Registered Trademark-- Index(1,2)             (36.99)    (2.19)      (1.23)(3)   08/31/01(3)
Russell Midcap--Registered Trademark-- Index(1,2,4)    (41.46)    (0.71)       2.13(3)    08/31/01(3)
Lipper VUF Mid-Cap Core Funds Index(1,2,5)             (38.52)    (0.71)       1.89(3)    08/31/01(3)
-----------------------------------------------------------------------------------------------------




(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Mid-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The benchmarks may not reflect payment of fees, expenses or taxes.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.
(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index, which represent approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000-- Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell Midcap--Registered Trademark-- Index and Russell 1000-- Registered Trademark-- Index are trademarks/service marks of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Mid-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Mid-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                   SERIES II SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                    SERIES II SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                   0.72%

Distribution and/or Service (12b-1) Fees                                          0.25

Other Expenses                                                                    0.32

Acquired Fund Fees and Expenses                                                   0.03

Total Annual Fund Operating Expenses                                              1.32

Fee Waiver and/or Expense Reimbursements(2)                                       0.03

Net Annual Fund Operating Expenses(3)                                             1.29
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------


    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund     $131       $415       $721      $1,588
--------------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.29%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.71%        7.53%       11.48%       15.59%       19.84%
End of Year Balance                     $10,371.00   $10,752.65   $11,148.35   $11,558.61   $11,983.97
Estimated Annual Expenses               $   131.39   $   139.42   $   144.55   $   149.87   $   155.38
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.32%        1.32%        1.32%        1.32%        1.32%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.25%       28.82%       33.56%       38.48%       43.57%
End of Year Balance                     $12,424.98   $12,882.22   $13,356.28   $13,847.79   $14,357.39
Estimated Annual Expenses               $   161.10   $   167.03   $   173.17   $   179.55   $   186.15
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.70% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

- Douglas Asiello, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

  (1)   trade activity monitoring; and
  (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES


DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profit on these payments for those services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                        ---------------------------------
                        AIM V.I. MID CAP CORE EQUITY FUND
                        ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.





                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET     NET      ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          $14.45     $ 0.10(c)     $(4.28)      $(4.18)     $(0.18)       $(1.57)        $(1.75)      $ 8.52
Year ended 12/31/07           13.42       0.13          1.12         1.25       (0.01)        (0.21)         (0.22)       14.45
Year ended 12/31/06           13.52       0.10          1.38         1.48       (0.10)        (1.48)         (1.58)       13.42
Year ended 12/31/05           13.04       0.03          0.92         0.95       (0.04)        (0.43)         (0.47)       13.52
Year ended 12/31/04           12.01      (0.00)(c)      1.62         1.62       (0.00)        (0.59)         (0.59)       13.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          (28.68)%      $48,489           1.26%(d)          1.29%(d)        0.80%(d)       62%
Year ended 12/31/07            9.29         79,079           1.25              1.26            0.98           62
Year ended 12/31/06           10.98         56,766           1.29              1.29            0.68           83
Year ended 12/31/05            7.27         50,380           1.28              1.28            0.25           70
Year ended 12/31/04           13.57         33,495           1.29              1.29           (0.00)          55
____________________________________________________________________________________________________________________
====================================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $64,926 for Series II Class shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246




Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Mid Cap Core Equity Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIMCCE-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                      AIM V.I. MONEY MARKET FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Money Market Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                        2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                           2
Performance Table                              3
FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                  3
Expense Example                                3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                  4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS               4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                   4
Advisor Compensation                           5
OTHER INFORMATION                              5
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares              5
Excessive Short-Term Trading Activity
  Disclosures                                  6
Trade Activity Monitoring                      6
Fair Value Pricing                             6
Risks                                          7
Pricing of Shares                              7
Taxes                                          8
Dividends and Distributions                    8
Share Classes                                  8
Payments to Insurance Companies                8
FINANCIAL HIGHLIGHTS                           9
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund invests only in high-quality U.S. dollar-denominated short term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper;
(v) taxable municipal securities; (vi) master notes; and (vii) cash equivalents.

    The fund invests in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities.

    The fund may invest in securities issued or guaranteed by companies in the financial services industry.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The portfolio managers conduct a credit analysis of each potential issuer prior to the purchase of its securities.

    The portfolio managers normally hold portfolio securities to maturity. The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) as a result of interest rate changes, or (iii) to enhance yield.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in other securities.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Money Market Fund Risk--The fund is a money market fund and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Notwithstanding the preceding statements, fund shareholders will be guaranteed to receive $1.00 per share held as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Changes in the credit quality of financial institutions providing liquidity and credit enhancements could cause the fund to experience a loss and may affect its share price.


    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Repurchase Agreement Risk--The fund enters into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Risks Relating to Banking and Financial Services Industries--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart shown below provides an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                     (GRAPH)


                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
1999..................................................................    4.66%
2000..................................................................    5.83%
2001..................................................................    3.61%
2002..................................................................    1.19%
2003..................................................................    0.58%
2004..................................................................    0.69%
2005..................................................................    2.51%
2006..................................................................    4.27%
2007..................................................................    4.54%
2008..................................................................    2.04%

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------




    During the periods shown in the bar chart, the highest quarterly return was 1.49% (quarters ended September 30, 2000 and December 31, 2000) and the lowest quarterly return was 0.09% (quarter ended June 30, 2004).

PERFORMANCE TABLE

The following performance table reflects the fund's performance over the periods indicated. The fund is not managed to track the performance of any particular benchmark. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                    INCEPTION
(for the periods ended December 31, 2008)      1 YEAR      5 YEARS      10 YEARS       DATE
------------------------------------------------------------------------------------------------
AIM V.I. Money Market Fund                      2.04%        2.80%        2.98%      05/05/93
------------------------------------------------------------------------------------------------






    The AIM V.I. Money Market Fund's seven day yield on December 31, 2008 was 0.76%. For the current seven day yield, call (800) 959-4246.



FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.40%
Other Expenses                                                                     0.46
Acquired Fund Fees and Expenses                                                    None
Total Annual Fund Operating Expenses(2)                                            0.86
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items, including payments to participate in the United States Treasury Temporary Guarantee Program (the "Program"); (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. The Program is estimated to be 0.01% expressed as an annualized percentage of current net assets.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES               1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
AIM V.I. Money Market Fund      $88       $274       $477      $1,061
-------------------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.86%        0.86%        0.86%        0.86%        0.86%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.14%        8.45%       12.94%       17.62%       22.49%
End of Year Balance                     $10,414.00   $10,845.14   $11,294.13   $11,761.71   $12,248.64
Estimated Annual Expenses               $    87.78   $    91.41   $    95.20   $    99.14   $   103.24
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.86%        0.86%        0.86%        0.86%        0.86%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.56%       32.84%       38.34%       44.06%       50.03%
End of Year Balance                     $12,755.73   $13,283.82   $13,833.77   $14,406.49   $15,002.92
Estimated Annual Expenses               $   107.52   $   111.97   $   116.61   $   121.43   $   126.46
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



objectives. Investment decisions for the fund is made by the investment management team at Invesco Institutional (N.A.), Inc. (Invesco Institutional).


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds, Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.40% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.



OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:
  (1)   trade activity monitoring; and
  (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activity in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund value portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund values all its securities at amortized cost.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares on each business day and pays any dividends, if any, monthly to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund may distribute long-term and short-term capital gains (net of any capital loss), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                                                                                         RATIO OF
                                                                                                                           NET
                            NET ASSET                DIVIDENDS                                              RATIO OF    INVESTMENT
                             VALUE,        NET        FROM NET    NET ASSET                NET ASSETS,      EXPENSES      INCOME
                            BEGINNING   INVESTMENT   INVESTMENT  VALUE, END     TOTAL     END OF PERIOD    TO AVERAGE   TO AVERAGE
                            OF PERIOD     INCOME       INCOME     OF PERIOD   RETURN(a)   (000S OMITTED)   NET ASSETS   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08           $1.00       $0.02(b)     $(0.02)      $1.00       2.04%        $49,004          0.86%(c)     2.02%(c)
Year ended 12/31/07            1.00        0.04         (0.04)       1.00       4.54          46,492          0.86         4.45
Year ended 12/31/06            1.00        0.04         (0.04)       1.00       4.27          43,568          0.90         4.20
Year ended 12/31/05            1.00        0.02         (0.02)       1.00       2.51          44,923          0.82         2.46
Year ended 12/31/04            1.00        0.01         (0.01)       1.00       0.69          54,008          0.75         0.67
__________________________________________________________________________________________________________________________________
==================================================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b)    Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $48,924 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Money Market Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIMKT-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                      AIM V.I. MONEY MARKET FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Money Market Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          5
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     6
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 8
Distribution Plan                             8
Payments to Insurance Companies               8
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund invests only in high-quality U.S. dollar-denominated short term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper;
(v) taxable municipal securities; (vi) master notes; and (vii) cash equivalents.

    The fund invests in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

    The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities.

    The fund may invest in securities issued or guaranteed by companies in the financial services industry.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities for the fund's portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The portfolio managers conduct a credit analysis of each potential issuer prior to the purchase of its securities.

    The portfolio managers normally hold portfolio securities to maturity. The portfolio managers consider selling a security: (i) if the issuer's credit quality declines, (ii) as a result of interest rate changes, or (iii) to enhance yield.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in other securities.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Money Market Fund Risk--The fund is a money market fund and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Notwithstanding the preceding statements, fund shareholders will be guaranteed to receive $1.00 per share held as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment. Changes in the credit quality of financial institutions providing liquidity and credit enhancements could cause the fund to experience a loss and may affect its share price.


    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Municipal Securities Risk--The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Repurchase Agreement Risk--The fund enters into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    Risks Relating to Banking and Financial Services Industries--To the extent that the fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart shown below provides an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                     ANNUAL
YEAR ENDED                                                                           TOTAL
DECEMBER 31                                                                         RETURNS
-----------                                                                         -------
1999*............................................................................    4.40%
2000*............................................................................    5.57%
2001**...........................................................................    3.36%
2002.............................................................................    0.93%
2003.............................................................................    0.33%
2004.............................................................................    0.44%
2005.............................................................................    2.26%
2006.............................................................................    4.01%
2007.............................................................................    4.28%
2008.............................................................................    1.78%

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------


* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is December 16, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 1.43% (quarter ended December 31, 2000) and the lowest quarterly return was 0.03% (quarter ended June 30, 2004).

PERFORMANCE TABLE

The following performance table reflects the fund's performance over the periods indicated. The fund is not managed to track the performance of any particular benchmark. A fund's past performance is not necessarily an indication of its future performance. The performance tables shown below do not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                 SERIES I
(for the periods ended December 31, 2008)    1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-----------------------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    1.78%      2.54%      2.72%       05/05/1993
-----------------------------------------------------------------------------------------------





The AIM V.I. Money Market Fund's seven day yield on December 31, 2008 was 0.52%. For the current seven day yield, call (800) 959-4246.


(1) The returns shown for the one year and five year periods are the historical performance of the fund's Series II shares. The return shown for the ten year period is the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is December 16, 2001.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
-------------------------------------------------------------------------------------------------
Management Fees                                                                     0.40%

Distribution and/or Service (12b-1) Fees                                            0.25

Other Expenses                                                                      0.46

Acquired Fund Fees and Expenses                                                     None

Total Annual Fund Operating Expenses(2)                                             1.11
-------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items, including payments to participate in the United States Treasury Temporary Guarantee Program (the "Program"); (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. The Program is estimated to be 0.01% expressed as an annualized percentage of current net assets.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
AIM V.I. Money Market Fund     $113       $353       $612      $1,352
-------------------------------------------------------------------------





HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.89%        7.93%       12.13%       16.49%       21.02%
End of Year Balance                     $10,389.00   $10,793.13   $11,212.98   $11,649.17   $12,102.32
Estimated Annual Expenses               $   113.16   $   117.56   $   122.13   $   126.88   $   131.82
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.73%       30.62%       35.70%       40.98%       46.47%
End of Year Balance                     $12,573.10   $13,062.20   $13,570.32   $14,098.20   $14,646.62
Estimated Annual Expenses               $   136.95   $   142.28   $   147.81   $   153.56   $   159.53
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.



    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives. Investment decisions for the fund is made by the investment management team at Invesco Institutional (N.A.), Inc. (Invesco Institutional).


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2008, the advisor received compensation of 0.40% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund values all its securities at amortized cost.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of primarily ordinary income.


DIVIDENDS


The fund generally declares on each business day and pays any dividends, if any, monthly to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund may distribute long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                           --------------------------
                           AIM V.I. MONEY MARKET FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.






                                                                                                                 RATIO OF NET
                       NET ASSET                 DIVIDENDS                                          RATIO OF      INVESTMENT
                         VALUE,       NET        FROM NET    NET ASSET               NET ASSETS,    EXPENSES        INCOME
                       BEGINNING  INVESTMENT    INVESTMENT  VALUE, END    TOTAL     END OF PERIOD  TO AVERAGE     TO AVERAGE
                       OF PERIOD    INCOME        INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)  NET ASSETS     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08      $1.00       $0.02(b)     $(0.02)      $1.00       1.78%       $2,266         1.11%(c)       1.77%(c)
Year ended 12/31/07       1.00        0.04         (0.04)       1.00       4.28         2,515         1.11           4.20
Year ended 12/31/06       1.00        0.04         (0.04)       1.00       4.01         2,341         1.15           3.95
Year ended 12/31/05       1.00        0.02         (0.02)       1.00       2.26         3,080         1.07           2.21
Year ended 12/31/04       1.00        0.00         (0.00)       1.00       0.44         6,076         1.00           0.42
_____________________________________________________________________________________________________________________________
=============================================================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b)    Calculated using average shares outstanding.


(c) Ratios are based on average daily net assets (000's omitted) of $2,322 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Money Market Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIMKT-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                        AIM V.I. POWERSHARES ETF ALLOCATION FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. PowerShares ETF Allocation Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 2

Expense Example                               2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND RISK     3
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      3

Risks                                         4

DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7

Advisor Compensation                          8

Portfolio Managers                            8

OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             8

Excessive Short-Term Trading Activity
  Disclosures                                 9

Trade Activity Monitoring                     9

Fair Value Pricing                            9

Risks                                         9

Pricing of Shares                             9

Taxes                                        11

Dividends and Distributions                  11

Share Classes                                11

Payments to Insurance Companies              11

FINANCIAL HIGHLIGHTS                         12
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

PRIMARY INVESTMENT STRATEGIES
The fund is a "fund of funds" that invests its assets primarily in underlying funds rather than directly in individual securities. The underlying funds in which the fund principally invests are exchange-traded funds (underlying PowerShares ETFs) advised by Invesco PowerShares Capital Management LLC (PowerShares). The fund may also invest in affiliated mutual funds advised by Invesco Aim Advisors, Inc., in unaffiliated mutual funds and ETFs, and in other securities. The fund and the underlying PowerShares ETFs and any affiliated mutual funds in which the fund invests, are part of the same group of investment companies. Invesco Aim Advisors, Inc. (the advisor or Invesco Aim), advisor to the fund and any affiliated mutual funds, and PowerShares are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd.

    In looking to balance risk across a broad mix of markets and tactically allocate among the markets, the portfolio managers use a proprietary quantitative research model based on fundamental investment principles to select portfolio securities in which to invest.

PRINCIPAL RISKS
The fund's investment performance depends on the investment performance of the underlying funds in which the fund invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds. Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:

Fund of Funds Risk            Foreign Securities Risk    U.S. Government Obligations Risk      Developing Markets Securities Risk
Exchange-Traded Funds Risk    Derivatives Risk           High-Coupon U.S. Government Agency    Liquidity Risk
Non-Diversification Risk      Equity Securities Risk       Mortgage-Backed Securities Risk     Prepayment Risk
Market Risk                   Interest Rate Risk         Reinvestment Risk                     Sovereign Debt Risk
Market Capitalization Risk    Leverage Risk              Management Risk                       Emerging Markets Sovereign Debt Risk
Credit Risk                   Active Trading Risk        High Yield Risk




    Please see "Investment Objective, Strategies and Risks" for a description of these risks.


    There is a risk that you could lose all or a portion of your investment in the fund and the income that you may receive from the fund may vary. The value of your investment in the fund will rise and fall with the prices of the securities held by the underlying funds in which the fund invests.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A

Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES(2)
--------------------------------------------------------------------------------------------------
Management Fees                                                                     0.67%

Other Expenses                                                                      0.89

Acquired Fund Fees and Expenses(3)                                                  0.56

Total Annual Fund Operating Expenses                                                2.12

Fee Waiver and/or Expense Reimbursements(4)                                         1.38

Net Annual Operating Expenses                                                       0.74
--------------------------------------------------------------------------------------------------




(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Net Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limit below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expense are included in the total returns of the fund.

(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.18% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series I shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES                             1 YEAR       3 YEARS
-------------------------------------------------------------------
AIM V.I. PowerShares ETF Allocation Fund      $76          $530
-------------------------------------------------------------------


                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.74%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.26%        7.26%       10.35%       13.53%       16.80%
End of Year Balance                     $10,426.00   $10,726.27   $11,035.19   $11,353.00   $11,679.97
Estimated Annual Expenses               $    75.58   $   224.21   $   230.67   $   237.31   $   244.15
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.12%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            20.16%       23.62%       27.18%       30.85%       34.62%
End of Year Balance                     $12,016.35   $12,362.42   $12,718.46   $13,084.75   $13,461.59
Estimated Annual Expenses               $   251.18   $   258.41   $   265.86   $   273.51   $   281.39
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by employing a tactical asset allocation strategy which includes making active allocations across a global array of asset classes. The fund expects to invest, normally, at least 80% of its assets in a portfolio of underlying PowerShares ETFs. The fund may also invest in mutual funds, unaffiliated ETFs and other securities. The fund's target allocation is to invest approximately 40% to 70% of its total assets primarily in underlying funds that invest primarily in equity securities and 30% to 60% of its total assets primarily in underlying funds that invest primarily in fixed-income securities.


    The fund's approximate target asset allocation as of December 31, 2008 is set forth below (each asset class will generally be covered by one underlying fund):



ASSET CLASSES                                     RANGE OF WEIGHTING
----------------------------------------------------------------------------------
Domestic Equity Large Cap                              0% - 20%
----------------------------------------------------------------------------------
Domestic Equity Small-Mid Cap                          0% - 14%
----------------------------------------------------------------------------------
European Equity                                        0% - 16%
----------------------------------------------------------------------------------
Japanese Equity                                        0% - 16%
----------------------------------------------------------------------------------
Asia ex-Japan Equity                                   0% - 14%
----------------------------------------------------------------------------------
Foreign Equity Small-Mid Cap                           0% - 16%
----------------------------------------------------------------------------------
Emerging Markets Equity                                0% - 12%
----------------------------------------------------------------------------------
TOTAL EQUITY                                           40% - 70%
----------------------------------------------------------------------------------
High Yield Fixed Income                                0% - 12%
----------------------------------------------------------------------------------
Investment Grade Fixed-Income                          15% - 45%
----------------------------------------------------------------------------------
Emerging Markets Fixed-Income                          0% - 20%
----------------------------------------------------------------------------------
TOTAL DEBT                                             30% - 60%
----------------------------------------------------------------------------------




    AS THE FUND'S ASSET CLASSES AND WEIGHTINGS ARE CONSISTENTLY REVIEWED BY THE PORTFOLIO MANAGERS, THE ASSET CLASSES AND THE WEIGHTINGS IN THE TABLE ABOVE MAY BE CHANGED AT ANY TIME WITHOUT SHAREHOLDER NOTICE.


    In seeking to outperform its benchmark index -- a style-specific index made up as follows: the MSCI World Index (54%) and the Barclays Capital U.S. Universal Index (46%) -- the portfolio managers rely on both strategic and tactical asset allocation.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


    The portfolio managers set the strategic allocation for the portfolio based on a proprietary allocation approach that focuses on balancing the risk contributed by each asset to the portfolio. After setting the strategic allocation, the portfolio managers create allocation ranges around each strategic weighting that allows them to implement tactical asset allocation decisions. The portfolio managers make the tactical asset allocation decisions by applying a three-step process.

    The first step is fundamental research used to understand the distinctive characteristics of various markets generally in which the underlying portfolio securities invest, generate hypotheses about how the distinctive characteristics of each asset will respond to various economic and market conditions, and then test the hypotheses using historical data and statistical techniques.

    The second step involves translating the research generated in step one into quantitative models. Inputs to the quantitative models include market valuations, which provide information about the longer-term return prospects for each market, and dynamic factors which provide information about nearer-term return prospects. The portfolio managers combine these valuations and factors to determine the probability that one market will outperform another.

    The final step is portfolio strategy. The portfolio managers directly map their model within the fund's underlying asset class allocation. Allocation ranges around target allocations for each decision are determined through the portfolios managers' proprietary risk budgeting process which is based on the number of available allocation decisions in which to implement the model, the amount of expected aggregate portfolio outperformance and the risk characteristics of each available decision. The resulting allocation is then invested primarily in underlying PowerShares ETFs.

    The fund may invest up to 80% of its assets in underlying funds that invest in foreign securities.

    The fund's investments in the type of securities described in this prospectus vary from time to time and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



RISKS
The principal risks of investing in the fund are:

    Fund of Funds Risk -- The fund pursues its investment objective by investing its assets primarily in underlying PowerShares ETFs rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying PowerShares ETFs and any other underlying funds and securities in which it invests. An investment in the fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. The fund will indirectly pay a proportional share of the asset-based fees of the underlying PowerShares ETFs in which the fund invests.

    There is a risk that the advisor's evaluations and assumptions regarding the fund's asset classes may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an asset class may be out of favor and under perform other segments. There is a risk that the fund will vary from the target asset class weightings due to factors such as market fluctuations. There can be no assurance that the underlying PowerShares ETFs and any other underlying funds will achieve their investment objectives, and the performance of the underlying PowerShares ETFs and any other underlying funds may be lower than the asset class which they were selected to represent. The underlying PowerShares ETFs and any other underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from an underlying PowerShares ETF and/or any other underlying fund at a time that is unfavorable to the fund.

    The advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying PowerShares ETFs and other affiliated underlying funds because the advisor and/or PowerShares may receive higher fees from certain underlying PowerShares ETFs and other affiliated underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.

    Exchange-Traded Funds Risk -- An investment by the fund in underlying PowerShares ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, underlying PowerShares ETFs may be subject to the following risks that do not apply to mutual funds: (i) the market price of an underlying PowerShares ETF's shares may trade above or below its net asset value, sometimes by a wide margin; (ii) an active trading market for an underlying PowerShares ETF's shares may not develop or be maintained; (iii) trading of an underlying PowerShares ETF's shares may be halted if the listing exchange's officials deem such action appropriate; (iv) underlying PowerShares ETFs are not actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) underlying PowerShares ETFs

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the underlying PowerShares ETF seeks to track; and (vi) the value of an investment in underlying PowerShares ETFs will decline, more or less, in correlation with any decline in the value of the index they seek to track.

    In addition, a significant percentage of certain underlying PowerShares ETFs may be comprised of issuers in a single industry or sector of the economy. If the underlying PowerShares ETF is focused on an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.

    Non-Diversification Risk -- The fund is "non-diversified", meaning it can invest a greater portion of its assets in the obligations of securities of any single issuer than a diversified fund. In addition, certain of the underlying funds in which the fund invests are non-diversified. To the extent that a large percentage of the fund's assets, or the assets of the underlying funds, may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the fund or the underlying funds more than would occur in a diversified fund.


  Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying PowerShares ETFs and any other underlying funds in which it invests. The risks of an investment in the fund and the underlying PowerShares ETFs and any other underlying funds are set forth below:

    Market Risk -- The prices of securities held by the fund, the underlying PowerShares ETFs, and any other underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying PowerShares ETFs and any other underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Market Capitalization Risk -- Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund, or an underlying PowerShares ETF or any other underlying funds to establish or close out a position in these securities at prevailing market prices.

    Credit Risk -- Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health resulting in an inability to make interest payments and/or repay the principal on its debt. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities, which may further affect the issuer's inability to honor its contractual commitments.


    Foreign Securities Risk -- The dollar value of foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.



    Derivatives Risk -- Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk -- The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Interest Rate Risk -- Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Leverage Risk -- Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Active Trading Risk -- Certain of the underlying PowerShares ETFs and any other underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying PowerShares ETF or any other underlying fund trades in this way, it may incur increased costs, which can lower the actual return of the underlying fund and the fund.


    U.S. Government Obligations Risk -- The fund, certain of the underlying PowerShares ETFs and any other underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issue to borrow from the U.S. Treasury; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk -- These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund and certain of the underlying PowerShares ETFs and any other underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund, the underlying fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.

    Reinvestment Risk -- Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Management Risk -- There is no guarantee that the investment techniques and risk analyses used by the fund's or the underlying fund's portfolio managers will produce the desired results.


    High Yield Risk -- High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Developing Markets Securities Risk -- The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    Liquidity Risk -- Certain of the underlying funds' assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the underlying fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

    Prepayment Risk -- The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by an underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect an underlying fund's yield.

    Sovereign Debt Risk -- Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the underlying fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the underlying fund's ability to obtain recourse may be limited. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, the fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

    Emerging Markets Sovereign Debt Risk -- Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

government debt securities have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligation and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. An underlying fund that holds government debt securities may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which such underlying fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the underlying fund.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.



    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received no compensation after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    When issued, a discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders for the six-month period ended June 30, 2009.


PORTFOLIO MANAGERS
Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Scott Wolle, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1999.

- Scott Hixon, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1994.

- Mark Ahnrud, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 2000.

- Chris Devine, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.



    The portfolio managers are assisted by research analysts on Invesco's Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.


    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in the fund could cause variable products funded through another insurance company separate

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. The fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.


    Each of these tools is described in more detail below.


    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING

Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.



    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.


    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.


    Specific types of securities are valued as follows:


    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.


    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.



    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.



    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.



    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------



    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which the fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.



DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.



    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES

Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.





    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The table shows the financial highlights for a share of the fund outstanding during the fiscal year indicated.



    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                    NET GAINS
                         NET ASSET                ON SECURITIES                 DIVIDENDS
                           VALUE,        NET          (BOTH       TOTAL FROM    FROM NET     NET ASSET
                         BEGINNING   INVESTMENT    REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL
                         OF PERIOD    INCOME(A)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(B)
------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08(d)     $10.00       $0.11         $1.17          $1.28       $(0.19)      $11.09       12.88%
__________________________________________________________________________________________________________________
==================================================================================================================

                                              RATIO OF          RATIO OF
                                              EXPENSES          EXPENSES
                                           TO AVERAGE NET    TO AVERAGE NET   RATIO OF NET
                                            ASSETS WITH      ASSETS WITHOUT    INVESTMENT
                           NET ASSETS,      FEE WAIVERS       FEE WAIVERS        INCOME
                          END OF PERIOD   AND/OR EXPENSES   AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                         (000S OMITTED)       ABSORBED          ABSORBED       NET ASSETS    TURNOVER(C)
--------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08(d)        $141              0.17%(e)         79.26%(e)        5.72%(e)        6%
________________________________________________________________________________________________________
========================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d)    Commencement date of October 24, 2008.


(e) Ratios are annualized and based on average daily net assets (000's omitted) of $132 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. PowerShares ETF Allocation Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIPEA-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                        AIM V.I. POWERSHARES ETF ALLOCATION FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. PowerShares ETF Allocation Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.


--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II Shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 2

Expense Example                               2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND RISK     3
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      3

Risks                                         4

DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7

Advisor Compensation                          8

Portfolio Managers                            8

OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             8

Excessive Short-Term Trading Activity
  Disclosures                                 9

Trade Activity Monitoring                     9

Fair Value Pricing                            9

Risks                                         9

Pricing of Shares                            10

Taxes                                        11

Dividends and Distributions                  11

Share Classes                                11

Distribution Plan                            11

Payments to Insurance Companies              11

FINANCIAL HIGHLIGHTS                         12
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

PRIMARY INVESTMENT STRATEGIES
The fund is a "fund of funds" that invests its assets primarily in underlying funds rather than directly in individual securities. The underlying funds in which the fund principally invests are exchange-traded funds (underlying PowerShares ETFs) advised by Invesco PowerShares Capital Management LLC (PowerShares). The fund may also invest in affiliated mutual funds advised by Invesco Aim Advisors, Inc., in unaffiliated mutual funds and ETFs, and in other securities. The fund and the underlying PowerShares ETFs and any affiliated mutual funds in which the fund invests, are part of the same group of investment companies. Invesco Aim Advisors, Inc. (the advisor or Invesco Aim), advisor to the fund and any affiliated mutual funds, and PowerShares are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd.

    In looking to balance risk across a broad mix of markets and tactically allocate among the markets, the portfolio managers use a proprietary quantitative research model based on fundamental investment principles to select portfolio securities in which to invest.

PRINCIPAL RISKS
The fund's investment performance depends on the investment performance of the underlying funds in which the fund invests. Therefore, the risks associated with an investment in a fund of funds, such as the fund, are also the risks associated with an investment in the underlying funds. Among the principal risks of investing in the fund and the underlying funds, which could adversely affect the fund's net asset value, yield and total return are:

Fund of Funds Risk            Foreign Securities Risk    U.S. Government Obligations Risk      Developing Markets Securities Risk
Exchange-Traded Funds Risk    Derivatives Risk           High-Coupon U.S. Government Agency    Liquidity Risk
Non-Diversified Risk          Equity Securities Risk       Mortgage-Backed Securities Risk     Prepayment Risk
Market Risk                   Interest Rate Risk         Reinvestment Risk                     Sovereign Debt Risk
Market Capitalization Risk    Leverage Risk              Management Risk                       Emerging Markets
Credit Risk                   Active Trading Risk        High Yield Risk                         Sovereign Debt Risk





    Please see "Investment Objective, Strategies and Risks" for a description of these risks.


    There is a risk that you could lose all or a portion of your investment in the fund and the income that you may receive from the fund may vary. The value of your investment in the fund will rise and fall with the prices of the securities held by the underlying funds in which the fund invests.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A

Maximum Deferred Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                     SERIES II SHARES(2)
---------------------------------------------------------------------------------------------------
Management Fees                                                                      0.67%

Distribution and/or Service (12b-1) Fees                                             0.25

Other Expenses                                                                       0.89

Acquired Fund Fees and Expenses(3)                                                   0.56

Total Annual Fund Operating Expenses                                                 2.37

Fee Waiver and/or Expense Reimbursements(4)                                          1.38

Net Annual Fund Operating Expenses                                                   0.99
---------------------------------------------------------------------------------------------------




(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Net Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are fees and expenses, including management fees, of the investment companies in which the fund invests. As a result, the Net Annual Fund Operating Expenses will exceed the expense limit below. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the Acquired Fund Fees and Expense are included in the total returns of the fund.

(4) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 0.43% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES II SHARES                                                             1 YEAR   3 YEARS
------------------------------------------------------------------------------------------------
AIM V.I. PowerShares ETF Allocation Fund                                      $101      $607
------------------------------------------------------------------------------------------------


                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.99%        2.37%        2.37%        2.37%        2.37%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.01%        6.75%        9.55%       12.43%       15.39%
End of Year Balance                     $10,401.00   $10,674.55   $10,955.29   $11,243.41   $11,539.11
Estimated Annual Expenses               $   100.98   $   249.75   $   256.31   $   263.05   $   269.97
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.37%        2.37%        2.37%        2.37%        2.37%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.43%       21.54%       24.74%       28.02%       31.38%
End of Year Balance                     $11,842.59   $12,154.05   $12,473.70   $12,801.76   $13,138.45
Estimated Annual Expenses               $   277.07   $   284.36   $   291.84   $   299.51   $   307.39
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES
The fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by employing a tactical asset allocation strategy which includes making active allocations across a global array of asset classes. The fund expects to invest, normally, at least 80% of its assets in a portfolio of underlying PowerShares ETFs. The fund may also invest in mutual funds, unaffiliated ETFs and other securities. The fund's target allocation is to invest approximately 40% to 70% of its total assets primarily in underlying funds that invest primarily in equity securities and 30% to 60% of its total assets primarily in underlying funds that invest primarily in fixed-income securities.


    The fund's approximate target asset allocation as of December 31, 2008 is set forth below (each asset class will generally be covered by one underlying fund):




ASSET CLASSES                                     RANGE OF WEIGHTING
-------------------------------------------------------------------------------------------
Domestic Equity Large Cap                              0% - 20%
-------------------------------------------------------------------------------------------
Domestic Equity Small-Mid Cap                          0% - 14%
-------------------------------------------------------------------------------------------
European Equity                                        0% - 16%
-------------------------------------------------------------------------------------------
Japanese Equity                                        0% - 16%
-------------------------------------------------------------------------------------------
Asia ex-Japan Equity                                   0% - 14%
-------------------------------------------------------------------------------------------
Foreign Equity Small-Mid Cap                           0% - 16%
-------------------------------------------------------------------------------------------
Emerging Markets Equity                                 0% -12%
-------------------------------------------------------------------------------------------
TOTAL EQUITY                                           40% - 70%
-------------------------------------------------------------------------------------------
High Yield Fixed Income                                0% - 12%
-------------------------------------------------------------------------------------------
Investment Grade Fixed-Income                          15% - 45%
-------------------------------------------------------------------------------------------
Emerging Markets Fixed-Income                          0% - 20%
-------------------------------------------------------------------------------------------
TOTAL DEBT                                             30% - 60%
-------------------------------------------------------------------------------------------




    AS THE FUND'S ASSET CLASSES AND WEIGHTINGS ARE CONSISTENTLY REVIEWED BY THE PORTFOLIO MANAGERS, THE ASSET CLASSES AND THE WEIGHTINGS IN THE TABLE ABOVE MAY BE CHANGED AT ANY TIME WITHOUT SHAREHOLDER NOTICE.

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------



    In seeking to outperform its benchmark index--a style-specific index made up as follows: the MSCI World Index (54%) and the Barclays Capital U.S. Universal Index (46%)--the portfolio managers rely on both strategic and tactical asset allocation.


    The portfolio managers set the strategic allocation for the portfolio based on a proprietary allocation approach that focuses on balancing the risk contributed by each asset to the portfolio. After setting the strategic allocation, the portfolio managers create allocation ranges around each strategic weighting that allows them to implement tactical asset allocation decisions. The portfolio managers make the tactical asset allocation decisions by applying a three-step process.

    The first step is fundamental research used to understand distinctive characteristics of various markets generally in which the underlying portfolio securities invest, generate hypotheses about how the distinctive characteristics of each asset will respond to various economic and market conditions, and then test the hypotheses using historical data and statistical techniques.

    The second step involves translating the research generated in step one into quantitative models. Inputs to the quantitative models include market valuations, which provide information about the longer-term return prospects for each market, and dynamic factors which provide information about nearer-term return prospects. The portfolio managers combine these valuations and factors to determine the probability that one market will outperform another.

    The final step is portfolio strategy. The portfolio managers directly map their model within the fund's underlying asset class. Allocation ranges around target allocations for each decision are determined through the portfolios managers' proprietary risk budgeting process which is based on the number of available allocation decisions in which to implement the model, the amount of expected aggregate portfolio outperformance and the risk characteristics of each available decision. The resulting allocation is then invested primarily in underlying PowerShares ETFs.

    The fund may invest up to 80% of its assets in underlying funds that invest in foreign securities.

    The fund's investments in the type of securities described in this prospectus vary from time to time and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



RISKS
The principal risks of investing in the fund are:


    Fund of Funds Risk--The fund pursues its investment objective by investing its assets primarily in underlying PowerShares ETFs rather than investing directly in stocks, bonds, cash or other investments. The fund's investment performance depends on the investment performance of the underlying PowerShares ETFs and any other underlying funds and securities in which it invests. An investment in the fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. The fund will indirectly pay a proportional share of the asset-based fees of the underlying PowerShares ETFs in which the fund invests.


    There is a risk that the advisor's evaluations and assumptions regarding the fund's asset classes may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an asset class may be out of favor and under perform other segments. There is a risk that the fund will vary from the target asset class weightings due to factors such as market fluctuations. There can be no assurance that the underlying PowerShares ETFs and any other underlying funds will achieve their investment objectives, and the performance of the underlying PowerShares ETFs and any other underlying funds may be lower than the asset class which they were selected to represent. The underlying PowerShares ETFs and any other underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, the fund might be forced to withdraw its investment from an underlying PowerShares ETF and/or any other underlying fund at a time that is unfavorable to the fund.

    The advisor has the ability to select and substitute the underlying funds in which the fund invests, and may be subject to potential conflicts of interest in selecting underlying PowerShares ETFs and other affiliated underlying funds because the advisor and/or PowerShares may receive higher fees from certain underlying PowerShares ETFs and other affiliated underlying funds than others. However, as a fiduciary to the fund, the advisor is required to act in the fund's best interest when selecting underlying funds.

    Exchange-Traded Funds Risk--An investment by the fund in underlying PowerShares ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, underlying PowerShares ETFs may be subject to the following risks that do not apply to mutual funds: (i) the market price of an underlying PowerShares ETF's shares may trade above or below its net asset value, sometimes by a wide margin; (ii) an active trading market for an underlying PowerShares ETF's shares may not develop or be maintained; (iii) trading of an underlying PowerShares ETF's shares may be halted if the listing exchange's officials deem such action appropriate; (iv) underlying PowerShares ETFs are not

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) underlying PowerShares ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the underlying PowerShares ETF seeks to track; and (vi) the value of an investment in underlying PowerShares ETFs will decline, more or less, in correlation with any decline in the value of the index they seek to track.

    In addition, a significant percentage of certain underlying PowerShares ETFs may be comprised of issuers in a single industry or sector of the economy. If the underlying PowerShares ETF is focused on an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.

    Non-Diversification Risk--The fund is "non-diversified", meaning it can invest a greater portion of its assets in the obligations of securities of any single issuer than a diversified fund. In addition, certain of the underlying funds in which the fund invests are non-diversified. To the extent that a large percentage of the fund's assets, or the assets of the underlying funds, may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of the fund or the underlying funds more than would occur in a diversified fund.

Because the fund is a fund of funds, the fund is subject to the risks associated with the underlying PowerShares ETFs and any other underlying funds in which it invests. The risks of an investment in the fund and the underlying PowerShares ETFs and any other underlying funds are set forth below:

    Market Risk--The prices of securities held by the fund, the underlying PowerShares ETFs, and any other underlying funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying PowerShares ETFs and any other underlying funds; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund, or an underlying PowerShares ETF or any other underlying funds to establish or close out a position in these securities at prevailing market prices.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health resulting in an inability to make interest payments and/or repay the principal or its debt. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities, which may further affect the issuer's inability to honor its contractual commitments.


    Foreign Securities Risk--The dollar value of foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.



    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to

                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.


    Active Trading Risk--Certain of the underlying PowerShares ETFs and any other underlying funds may engage in active and frequent trading of portfolio securities to achieve their investment objective. If an underlying PowerShares ETF or any other underlying fund trades in this way, it may incur increased costs, which can lower the actual return of the underlying fund and the fund.


    U.S. Government Obligations Risk--The fund, certain of the underlying PowerShares ETFs and any other underlying funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issue to borrow from the U.S. Treasury; (iii) supported by the discretionary authority for the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.


    High-Coupon U.S. Government Agency Mortgage-Backed Securities Risk--These provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund and certain of the underlying PowerShares ETFs and any other underlying funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund, the underlying fund are not guaranteed by the U.S. Government. The issuer of a security may default or otherwise by unable to honor a financial obligation.

    Reinvestment Risk--Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be invested at a lower interest rate.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's or the underlying funds' portfolio managers will produce the desired results.


    High Yield Risk--High yield risk is a form of credit risk. High yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

    Developing Markets Securities Risk--The risk associated with investments in foreign securities may affect the value of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries, in the past, have experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    Liquidity Risk--Certain of the underlying funds' assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the underlying fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by an underlying fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect an underlying fund's yield.


    Sovereign Debt Risk - Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the underlying fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the underlying fund's ability to obtain recourse may be limited. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, the fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

    Emerging Markets Sovereign Debt Risk - Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

government debt securities have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligation and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. An underlying fund that holds government debt securities may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which such underlying fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the underlying fund.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds, Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION



During the fiscal year ended December 31, 2008, the advisor received no compensation after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    When available, a discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders for the six-month period ended June 30, 2009.


PORTFOLIO MANAGERS
Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Scott Wolle, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1999.

- Scott Hixon, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1994.

- Mark Ahnrud, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 2000.

- Chris Devine, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.



    The portfolio managers are assisted by research analysts on Invesco's Global Asset Allocation Team. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in the fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. The fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

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                    ----------------------------------------
                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------


    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which the fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES


Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS


The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares

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                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
                    ----------------------------------------

of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single fund share.



    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The table shows the financial highlights for a share of the fund outstanding during the fiscal year indicated.



    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                    NET GAINS
                         NET ASSET                ON SECURITIES                 DIVIDENDS
                           VALUE,        NET          (BOTH       TOTAL FROM    FROM NET     NET ASSET                 NET ASSETS,
                         BEGINNING   INVESTMENT    REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL      END OF PERIOD
                         OF PERIOD    INCOME(A)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(B)   (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08(d)     $10.00       $0.11         $1.15          $1.26       $(0.19)      $11.07       12.66%         $396
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                             RATIO OF          RATIO OF
                             EXPENSES          EXPENSES
                          TO AVERAGE NET    TO AVERAGE NET   RATIO OF NET
                           ASSETS WITH      ASSETS WITHOUT    INVESTMENT
                           FEE WAIVERS       FEE WAIVERS        INCOME
                         AND/OR EXPENSES   AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                             ABSORBED          ABSORBED       NET ASSETS    TURNOVER(C)
---------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08(d)         0.42%(e)         79.51%(e)        5.47%(e)        6%
_______________________________________________________________________________________
=======================================================================================






(a)  Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d)  Commencement date of October 24, 2008.


(e) Ratios are annualized and based on average daily net assets (000's omitted) of $214 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. PowerShares ETF Allocation Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VIPEA-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                  AIM V.I. SMALL CAP EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Small Cap Equity Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     6

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   8

Share Classes                                 9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000-- Registered Trademark-- Index is widely regarded as representative of small-cap stocks. The fund may also invest up to 25% of its total assets in foreign securities.


    In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the fund with the S&P Small Cap 600 Index which the portfolio managers believe represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

- Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

- Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

- Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.


    The portfolio managers consider selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
2004...........................................................................     9.4l%
2005...........................................................................     8.11%
2006...........................................................................    17.44%
2007...........................................................................     5.19%
2008...........................................................................   -31.31%




(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    During the periods shown in the bar chart, the highest quarterly return was 11.66% (quarter ended December 31, 2004) and the lowest quarterly return was -23.80% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.




AVERAGE ANNUAL TOTAL RETURNS*
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                      SINCE      INCEPTION
(for the periods ended December 31, 2008)       1 YEAR    5 YEAR    INCEPTION       DATE
---------------------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund                  (31.31)%    0.07%      2.53%      08/29/03
S&P 500--Registered Trademark-- Index(1,2)      (36.99)    (2.19)     (0.12)(3)   08/31/03(3)
Russell 2000(R) Index(1,2,4)                    (33.79)    (0.93)      1.33(3)    08/31/03(3)
Lipper VUF Small-Cap Core Funds Index(1,2,5)    (34.62)    (2.14)      0.09(3)    08/31/03(3)
---------------------------------------------------------------------------------------------




* The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Small-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception date of the fund's Series I shares.
(4) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which represents approximately 8% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The Russell 3000-- Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000-- Registered Trademark-- Index and Russell 3000--Registered Trademark-- Index are trademarks/service marks of the Frank Russell Company. Russell-- Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Small-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a market-valued weighted index that consists of 600 small cap domestic stocks chosen for market size, liquidity, and industry group representation.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above tables means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.75%

Other Expenses                                                                     0.34

Acquired Fund Fees and Expenses                                                    0.01

Total Annual Fund Operating Expenses(2)                                            1.10
-----------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund     $112       $350       $606      $1,340
-----------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.10%        1.10%        1.10%        1.10%        1.10%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.90%        7.95%       12.16%       16.54%       21.08%
End of Year Balance                     $10,390.00   $10,795.21   $11,216.22   $11,653.66   $12,108.15
Estimated Annual Expenses               $   112.15   $   116.52   $   121.06   $   125.78   $   130.69
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.10%        1.10%        1.10%        1.10%        1.10%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.80%       30.71%       35.81%       41.10%       46.61%
End of Year Balance                     $12,580.37   $13,071.00   $13,580.77   $14,110.42   $14,660.73
Estimated Annual Expenses               $   135.79   $   141.08   $   146.58   $   152.30   $   158.24
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Juliet Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.



- Juan Hartsfield, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was co-portfolio manager with JPMorgan Fleming Asset Management.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.


    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of the variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.



    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

       -------------------------------------------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
       -------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.


    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.





                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08               $15.53     $ 0.02        $(4.88)      $(4.86)     $   --        $(0.05)        $(0.05)
Year ended 12/31/07                15.19      (0.01)         0.81         0.80       (0.01)        (0.45)         (0.46)
Year ended 12/31/06                13.46      (0.01)         2.37         2.36          --         (0.63)         (0.63)
Year ended 12/31/05                12.45      (0.06)         1.07         1.01          --            --             --
Year ended 12/31/04                11.38      (0.06)         1.13         1.07       (0.00)           --          (0.00)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES        EXPENSES TO    RATIO OF NET
                                                                          TO AVERAGE       AVERAGE NET     INVESTMENT
                                                                          NET ASSETS      ASSETS WITHOUT     INCOME
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       (LOSS)
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08               $10.62      (31.31)%    $152,310           1.09%(d)          1.09%(d)        0.16%(d)      55%
Year ended 12/31/07                15.53        5.19       168,286           1.12              1.15           (0.07)         45
Year ended 12/31/06                15.19       17.44        93,243           1.15              1.33           (0.06)         52
Year ended 12/31/05                13.46        8.11        42,752           1.22              1.57           (0.44)         70
Year ended 12/31/04                12.45        9.41        25,964           1.30              2.01           (0.56)        156
___________________________________________________________________________________________________________________________________
===================================================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.


(d) Ratios are based on average daily net assets (000's omitted) of $176,954 for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Small Cap Equity Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VISCE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                  AIM V.I. SMALL CAP EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Small Cap Equity Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   8

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000-- Registered Trademark-- Index is widely regarded as representative of small-cap stocks. The fund may also invest up to 25% of its total assets in foreign securities.



    In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the fund with the S&P Small Cap 600 Index which the portfolio managers believe represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

- Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

- Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

- Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.


    The portfolio managers consider selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.



    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series II shares from year to year.

                                    (GRAPH)


                                                                          ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2004..................................................................     9.23%
2005..................................................................     7.97%
2006..................................................................    17.12%
2007..................................................................     4.84%
2008..................................................................   -31,40%




(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    During the periods shown in the bar chart, the highest quarterly return was 11.68% (quarter ended December 31, 2004) and the lowest quarterly return was -23.77% (quarter ended December 31, 2008).


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS(*)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended December 31,                          SINCE      INCEPTION
2008)                                  1 YEAR    5 YEAR    INCEPTION       DATE
------------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund         (31.40)%   (0.13)%     2.32%      08/29/03
S&P 500--Registered Trademark--
  Index(1,2)                           (36.99)    (2.19)     (0.12)(3)   08/31/03(3)
Russell 2000--Registered
  Trademark-- Index(1,2,4)             (33.79)    (0.93)      1.33(3)    08/31/03(3)
Lipper VUF Small-Cap Core Funds
  Index(1,2,5)                         (34.62)    (2.14)      0.09(3)    08/31/03(3)
------------------------------------------------------------------------------------




* The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(1) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Variable Underlying Funds Small-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



(2) The benchmarks may not reflect payment of fees, expenses or taxes.

(3) The average annual total return given is since the month-end closest to the inception date of the fund's Series II shares.
(4) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which represents approximately 8% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The Russell 3000-- Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000-- Registered Trademark-- Index and Russell 3000--Registered Trademark-- Index are trademarks/service marks of the Frank Russell Company. Russell-- Registered Trademark-- is a trademark of the Frank Russell Company.
(5) The Lipper VUF Small-Cap Core Funds Index is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a market-valued weighted index that consists of 600 small cap domestic stocks chosen for market size, liquidity, and industry group representation.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                               SERIES II SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                    N/A

Maximum Deferred Sales Charge (Load)                                           N/A
-------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                SERIES II SHARES
-------------------------------------------------------------------------------------------
Management Fees                                                               0.75%

Distribution and/or Service (12b-1) Fees                                      0.25

Other Expenses                                                                0.34

Acquired Fund Fees and Expenses                                               0.01

Total Annual Fund Operating Expenses(2)                                       1.35
-------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.40% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund     $137       $428       $739      $1,624
-----------------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.35%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.65%        7.43%       11.35%       15.42%       19.63%
End of Year Balance                     $10,365.00   $10,743.32   $11,135.45   $11,541.90   $11,963.18
Estimated Annual Expenses               $   137.46   $   142.48   $   147.68   $   153.07   $   158.66
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.35%        1.35%        1.35%        1.35%        1.35%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.00%       28.52%       33.22%       38.08%       43.12%
End of Year Balance                     $12,399.83   $12,852.43   $13,321.54   $13,807.78   $14,311.76
Estimated Annual Expenses               $   164.45   $   170.45   $   176.67   $   183.12   $   189.81
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.


PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




- Juliet Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.



- Juan Hartsfield, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was co-portfolio manager with JPMorgan Fleming Asset Management.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of the variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the fund through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by the fund are to be valued at current market value if market quotations are readily available. All other securities and assets of the fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the fund may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times and with different lag times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES



Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.



    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.


    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.



                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08               $15.39     $ 0.00        $(4.83)      $(4.83)     $   --        $(0.05)        $(0.05)
Year ended 12/31/07                15.10      (0.05)         0.79         0.74          --         (0.45)         (0.45)
Year ended 12/31/06                13.41      (0.04)         2.36         2.32          --         (0.63)         (0.63)
Year ended 12/31/05                12.43      (0.08)         1.06         0.98          --            --             --
Year ended 12/31/04                11.38      (0.08)         1.13         1.05       (0.00)           --          (0.00)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                            RATIO OF          RATIO OF
                                                                            EXPENSES          EXPENSES     RATIO OF NET
                                                                           TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                                           NET ASSETS      ASSETS WITHOUT     INCOME
                                 NET ASSET                NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       (LOSS)
                                VALUE, END    TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE
                                 OF PERIOD  RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08               $10.51      (31.40)%      $5,557            1.34%(d)          1.34%(d)       (0.09)%(d)
Year ended 12/31/07                15.39        4.84            32            1.37              1.40           (0.32)
Year ended 12/31/06                15.10       17.20           854            1.40              1.58           (0.31)
Year ended 12/31/05                13.41        7.88           679            1.42              1.82           (0.64)
Year ended 12/31/04                12.43        9.23           622            1.45              2.26           (0.71)
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                 PORTFOLIO
                                TURNOVER(c)
-------------------------------------------

SERIES II
Year ended 12/31/08                  55%
Year ended 12/31/07                  45
Year ended 12/31/06                  52
Year ended 12/31/05                  70
Year ended 12/31/04                 156
___________________________________________
===========================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.


(d) Ratios are based on average daily net assets (000's omitted) of $1,813 for Series II shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable products, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Small Cap Equity Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  VISCE-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                        AIM V.I. TECHNOLOGY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Technology Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM V.I. TECHNOLOGY FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          5
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 6
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             7
Taxes                                         8
Dividends and Distributions                   8
Share Classes                                 9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's Investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries. The fund considers a company to be doing business in technology-related industries if it meets at least one of the following tests:
(1) at least 50% of its gross income or its net sales come from activities in technology-related industries; (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the portfolio manager determines that its primary business is within technology-related industries.

    The principal type of equity securities purchased by the fund is common stocks. Companies in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing, or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as services and service-related companies in information technology.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in technology-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio manager constructs the fund's portfolio with the goal of holding 40-60 individual stocks.


    The fund is driven by two investment themes: (1) increasing usage of information technology in business and consumer products will continue over the long-term, yielding the potential for above-average growth rates for the sector; and (2) technology will continue to create new market opportunities through continual innovation that create periodic exceptional growth opportunities for investors in technology.

    In selecting securities for the fund, the portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on attractively valued, well-managed companies in the information-technology sector with the potential to deliver attractive returns. While the portfolio manager may invest in stocks of any market capitalization, the portfolio manager tends to favor mid- and large-cap stocks to avoid liquidity problems that can be associated with some small-cap stocks.

    The portfolio manager will consider selling the security of a company if, among other things, (1) a stock's price reaches its valuation target; (2) a company's fundamentals deteriorate; or (3) it no longer meets the investment criteria.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell these securities at a desirable price.

    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the technology sector. This means that the fund's investment concentration in the technology sector is higher than most mutual funds and the broad securities market.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

Consequently, the fund may tend to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Technology Industry Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                          ANNUAL
                                                                          TOTAL
YEAR ENDED DECEMBER 31                                                   RETURNS
----------------------                                                   -------
1999..................................................................   158.93%
2000..................................................................    23.42%
2001..................................................................   -45.82%
2002..................................................................   -46.84%
2003..................................................................    45.29%
2004..................................................................     4.63%
2005..................................................................     2.17%
2006..................................................................    10.48%
2007..................................................................     7.70%
2008..................................................................   -44.50%






    During the periods shown in the bar chart, the highest quarterly return was 66.65% (quarter ended December 31, 1999) and the lowest quarterly return was -42.18% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                  INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS       DATE
--------------------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund(1)                                      (44.50)%   (6.73)%     (5.21)%    05/20/97
S&P 500--Registered Trademark-- Index(2,3)                       (36.99)    (2.19)      (1.38)        --
ML 100 Technology Index (price-only)(2,3,4)                      (47.74)    (6.39)      (3.36)        --
S&P North American Technology Sector Index(2,3,5)                (43.33)    (5.38)      (5.21)        --
Lipper VUF Science & Technology Funds Category Average(2,3,6)    (45.44)    (4.92)      (1.57)        --
--------------------------------------------------------------------------------------------------------------




(1) For the periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include re-invested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Merrill Lynch 100 Technology Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. The fund has elected to use the ML 100 Technology Index instead of the S&P North American Technology Sector Index because the ML 100 Technology Index more appropriately reflects the fund's investment style to the fund. In addition, the Lipper Variable Underlying Funds Science & Technology Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The ML 100 Technology Index (price-only) is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded stocks and ADRs.


(5) The S&P North American Technology Sector Index is a modified capitalization-weighted index composed of companies involved in the technology industry.


(6) The Lipper VUF Science & Technology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Science & Technology Funds category. These funds invest at least 65% of their portfolios in science and technology stocks.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES I SHARES
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                         N/A

Maximum Deferred Sales Charge (Load)                                                N/A
------------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                       SERIES I SHARES
------------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%

Other Expenses                                                                      0.41

Acquired Fund Fees and Expenses                                                     0.01

Total Annual Fund Operating Expenses                                                1.17

Fee Waiver and/or Expense Reimbursements(2)                                         0.01

Net Annual Fund Operating Expenses(3)                                               1.16
------------------------------------------------------------------------------------------------





(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (ii) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
AIM V.I. Technology Fund     $118       $371       $643      $1,419
-----------------------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.16%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.84%        7.82%       11.95%       16.23%       20.69%
End of Year Balance                     $10,384.00   $10,781.71   $11,194.65   $11,623.40   $12,068.58
Estimated Annual Expenses               $   118.23   $   123.82   $   128.56   $   133.49   $   138.60
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.31%       30.11%       35.09%       40.26%       45.64%
End of Year Balance                     $12,530.80   $13,010.73   $13,509.05   $14,026.44   $14,563.65
Estimated Annual Expenses               $   143.91   $   149.42   $   155.14   $   161.08   $   167.25
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------


    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------


PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Warren Tennant (lead manager), Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2000. As the lead manager, Mr. Tennant generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Tennant may perform these functions, and the nature of these functions, may change from time to time.



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a senior telecommunications analyst for RCM Global Investors.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

    (1) trade activity monitoring; and

    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                    NET GAINS
                     NET ASSET      NET             (LOSSES)
                       VALUE,   INVESTMENT        ON SECURITIES       TOTAL FROM   NET ASSET                NET ASSETS,
                     BEGINNING    INCOME              (BOTH           INVESTMENT  VALUE, END     TOTAL     END OF PERIOD
                     OF PERIOD    (LOSS)    REALIZED AND UNREALIZED)  OPERATIONS   OF PERIOD  RETURNS(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08    $15.10     $ 0.01(c)          $(6.73)            $(6.72)     $ 8.38      (44.50)%     $ 71,546
Year ended 12/31/07     14.02      (0.06)              1.14               1.08       15.10        7.70        158,739
Year ended 12/31/06     12.69      (0.08)              1.41               1.33       14.02       10.48        173,321
Year ended 12/31/05     12.42      (0.07)              0.34               0.27       12.69        2.17        190,700
Year ended 12/31/04     11.87      (0.04)(e)           0.59               0.55       12.42        4.63        200,556
________________________________________________________________________________________________________________________
========================================================================================================================

                         RATIO OF           RATIO OF
                         EXPENSES           EXPENSES
                        TO AVERAGE       TO AVERAGE NET    RATIO OF NET
                        NET ASSETS       ASSETS WITHOUT     INVESTMENT
                     WITH FEE WAIVERS     FEE WAIVERS     INCOME (LOSS)
                      AND/OR EXPENSES        AND/OR         TO AVERAGE    PORTFOLIO
                         ABSORBED      EXPENSES ABSORBED    NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08        1.15%(d)           1.16%(d)         0.05%(d)       81%
Year ended 12/31/07        1.10               1.10            (0.38)          59
Year ended 12/31/06        1.12               1.12            (0.54)         116
Year ended 12/31/05        1.12               1.12            (0.60)         114
Year ended 12/31/04        1.15               1.15            (0.39)(e)      137
____________________________________________________________________________________
====================================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $114,776 for Series I shares.


(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)% for Series I shares.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Technology Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VITEC-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                        AIM V.I. TECHNOLOGY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Technology Fund's investment objective is capital growth.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5
Advisor Compensation                          6
Portfolio Managers                            6
OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6
Excessive Short-Term Trading Activity
  Disclosures                                 7
Trade Activity Monitoring                     7
Fair Value Pricing                            7
Risks                                         7
Pricing of Shares                             8
Taxes                                         9
Dividends and Distributions                   9
Share Classes                                 9
Distribution Plan                             9
Payments to Insurance Companies               9
FINANCIAL HIGHLIGHTS                         11
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is capital growth.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries. The fund considers a company to be doing business in technology- related industries if it meets at least one of the following tests:
(1) at least 50% of its gross income or its net sales come from activities in technology-related industries; (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the portfolio manager determines that its primary business is within technology-related industries.

    The principal type of equity securities purchased by the fund is common stocks. Companies in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing, or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as services and service-related companies in information technology.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in technology-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio manager constructs the fund's portfolio with the goal of holding 40-60 individual stocks.


    The fund is driven by two investment themes: (1) increasing usage of information technology in business and consumer products will continue over the long-term, yielding the potential for above-average growth rates for the sector; and (2) technology will continue to create new market opportunities through continual innovation that create periodic exceptional growth opportunities for investors in technology.

    In selecting securities for the fund, the portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on attractively valued, well-managed companies in the information-technology sector with the potential to deliver attractive returns. While the portfolio manager may invest in stocks of any market capitalization, the portfolio manager tends to favor mid- and large-cap stocks to avoid liquidity problems that can be associated with some small-cap stocks.

    The portfolio manager will consider selling the security of a company if, among other things, (1) a stock's price reaches its valuation target; (2) a company's fundamentals deteriorate; or (3) it no longer meets the investment criteria.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell these securities at a desirable price.

    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the technology sector. This means that the fund's investment concentration in the technology sector is higher than most mutual funds and the broad securities market.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------


Consequently, the fund may tend to be more volatile than other mutual funds, and the value of the fund's investments and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Technology Industry Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEAR ENDED DECEMBER 31                                                            RETURNS
----------------------                                                            -------
1999*..........................................................................   158.29%
2000*..........................................................................   -23.61%
2001*..........................................................................   -45.96%
2002*..........................................................................   -46.98%
2003*..........................................................................    44.93%
2004**.........................................................................     4.21%
2005...........................................................................     1.94%
2006...........................................................................    10.22%
2007...........................................................................     7.48%
2008...........................................................................   -44.75%





* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.

** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.


    During the periods shown in the bar chart, the highest quarterly return was 66.55% (quarter ended December 31, 1999) and the lowest quarterly return was -42.22% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark, style specific benchmark and peer group benchmark. The fund is not managed to track the performance of any particular benchmarks, including the benchmark shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                     SERIES I
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund(1)                                      (44.75)%   (7.01)%     (5.47)%      05/20/97
S&P 500--Registered Trademark-- Index(2,3)                       (36.99)    (2.19)      (1.38)           --
ML 100 Technology Index (price-only)(2,3,4)                      (47.74)    (6.39)      (3.36)           --
S&P North American Technology Sector Index(2,3,5)                (43.33)    (5.38)      (5.21)           --
Lipper VUF Science & Technology Funds Category Average(2,3,6)    (45.44)    (4.92)      (1.57)           --
-------------------------------------------------------------------------------------------------------------------




(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.

(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Merrill Lynch 100 Technology Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. The fund has elected to use the ML 100 Technology Index instead of the S&P North American Technology Sector Index because the ML 100 Technology Index more appropriately reflects the fund's investment style to the fund. In addition, the Lipper Variable Underlying Funds Science & Technology Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.


(3) The benchmarks may not reflect payment of fees, expenses or taxes.


(4) The ML 100 Technology Index (price-only) is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded stocks and ADRs.


(5) The S&P North American Technology Sector Index is a modified capitalization-weighted index composed of companies involved in the technology industry.


(6) The Lipper VUF Science & Technology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Science & Technology Funds category. These funds invest at least 65% of their portfolios in science and technology stocks.
FEE TABLE AND EXPENSE EXAMPLE

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                     SERIES II SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          N/A
Maximum Deferred Sales Charge (Load)                                                 N/A
----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------





ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                      SERIES II SHARES
----------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%

Distribution and/or Service 12b-1 Fees                                              0.25

Other Expenses                                                                      0.41

Acquired Fund Fees and Expenses                                                     0.01

Total Annual Fund Operating Expenses                                                1.42
Fee Waiver and/or Expense Reimbursements(2)                                         0.01

Net Annual Fund Operating Expenses(3)                                               1.41

----------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:
  (i) invest $10,000 in the fund's Series II shares for the time periods indicated;
  (ii) earn a 5% return on your investment before operating expenses each year; and
  (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES            1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------
AIM V.I. Technology Fund     $144       $448       $775      $1,701
-----------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliate makes any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION (continued)
-------------------------------------------------------------------------------


made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.41%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.59%        7.30%       11.14%       15.12%       19.24%
End of Year Balance                     $10,359.00   $10,729.85   $11,113.98   $11,511.86   $11,923.99
Estimated Annual Expenses               $   143.53   $   149.73   $   155.09   $   160.64   $   166.39
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.51%       27.93%       32.51%       37.25%       42.17%
End of Year Balance                     $12,350.86   $12,793.03   $13,251.02   $13,725.40   $14,216.77
Estimated Annual Expenses               $   172.35   $   178.52   $   184.91   $   191.53   $   198.39
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.74% of average daily net assets.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.



PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Warren Tennant (lead manager), Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2000. As the lead manager, Mr. Tennant generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Tennant may perform these functions, and the nature of these functions, may change from time to time.



- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a senior telecommunications analyst for RCM Global Investors.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------




    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of the day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets.


    Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.

    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

                               ------------------
                            AIM V.I. TECHNOLOGY FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                                                      RATIO OF
                                                                                                                      EXPENSES
                                                NET GAINS                                                            TO AVERAGE
                      NET ASSET      NET         (LOSSES)                                                            NET ASSETS
                        VALUE,   INVESTMENT   ON SECURITIES   TOTAL FROM   NET ASSET                NET ASSETS,   WITH FEE WAIVERS
                      BEGINNING    INCOME     (BOTH REALIZED  INVESTMENT  VALUE, END     TOTAL     END OF PERIOD   AND/OR EXPENSES
                      OF PERIOD    (LOSS)    AND UNREALIZED)  OPERATIONS   OF PERIOD  RETURNS(A)  (000S OMITTED)      ABSORBED
----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08     $14.95     $(0.02)(c)     $(6.67)       $(6.69)     $ 8.26      (44.75)%       $115             1.40%(d)
Year ended 12/31/07      13.91      (0.10)          1.14          1.04       14.95        7.48          130             1.35
Year ended 12/31/06      12.62      (0.12)          1.41          1.29       13.91       10.22          134             1.37
Year ended 12/31/05      12.39      (0.11)          0.34          0.23       12.62        1.86          142             1.37
Year ended
  12/31/04(f)            11.09      (0.05)(e)       1.35          1.30       12.39       11.72          166             1.40(g)
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                           RATIO OF
                           EXPENSES
                        TO AVERAGE NET    RATIO OF NET
                        ASSETS WITHOUT     INVESTMENT
                         FEE WAIVERS     INCOME (LOSS)
                            AND/OR         TO AVERAGE     PORTFOLIO
                      EXPENSES ABSORBED    NET ASSETS    TURNOVER(B)
--------------------------------------------------------------------
SERIES II
Year ended 12/31/08          1.41%(d)        (0.20)%(d)       81%
Year ended 12/31/07          1.35            (0.63)           59
Year ended 12/31/06          1.37            (0.79)          116
Year ended 12/31/05          1.37            (0.85)          114
Year ended
  12/31/04(f)                1.40(g)         (0.64)(e) (g)   137
____________________________________________________________________
====================================================================






(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(c)    Calculated using average shares outstanding.


(d) Ratios are based on average daily net assets (000's omitted) of $94 for Series II shares.


(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)% for Series II shares.


(f)    Series II commenced on April 30, 2004.


(g)    Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at


BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246


Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Technology Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VITEC-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                         AIM V.I. UTILITIES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                    May 1, 2009


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Utilities Fund's investment objectives are capital growth and income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVES AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          5

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         8

Dividends and Distributions                   9

Share Classes                                 9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objectives are capital growth and income.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.


    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets, in equity securities of issuers engaged primarily in utilities-related industries. The fund considers a company to be doing business in utilities-related industries if it meets at least one of the following tests:
(1) at least 50% of its gross income or its net sales come from activities in utilities-related industries; (2) at least 50% of its assets are devoted to producing revenues in the utilities-related industries; or (3) based on other available information, the portfolio manager determines that its primary business is within the utilities-related industries.


    The principal type of equity securities purchased by the fund is common stocks. Companies in utilities-related industries may include, but are not limited to, those that provide, generate, transmit, store or distribute natural gas, oil, water or electricity as well as companies that provide telecommunications services, including local, long distance and wireless services.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in utilities-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    Normally, the portfolio manager seeks to keep the portfolio divided among the electric utility, natural gas, water and telecommunications industries. Weightings within the various segments are continually monitored, and the portfolio manager adjusts the portfolio weightings depending on current economic conditions. The portfolio manager constructs the portfolio with the goal of holding approximately 30-40 individual stocks.


    In selecting securities for the fund, the portfolio manager uses a "bottom-up" investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on natural gas, electricity, oil, water and telecommunications services companies with some or all of the following attributes: positive cash flows, predictable earnings, solid balance sheets, current and sustainable dividends, strong management, competitive position, and/or current and potential financial position. The investment strategy focuses on companies that (1) could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and (2) are attractively valued relative to the rest of the market. The portfolio manager also monitors and may adjust industry and security position weights according to prevailing economic trends such as gross domestic product
(GDP) growth and interest rate changes.

    The portfolio manager will consider selling a security of a company if, among other things, its (1) earnings growth are threatened by deterioration in its fundamentals or change in the operating environment, (2) valuation becomes too high, (3) corporate strategy changes.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability, and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the utilities sector. This means that the fund's investment concentration in the utilities sector is higher than most mutual funds and the broad securities market. Consequently, the fund may tend to be more volatile than other mutual funds, and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Utilities Industry Risk--Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risk associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.




                                                                                   ANNUAL
                                                                                   TOTAL
YEARS ENDED DECEMBER 31                                                           RETURNS
-----------------------                                                           -------
1999...........................................................................    19.13%
2000...........................................................................     5.28%
2001...........................................................................   -32.41%
2002...........................................................................   -20.32%
2003...........................................................................    17.47%
2004...........................................................................    23.56%
2005...........................................................................    16.83%
2006...........................................................................    25.46%
2007...........................................................................    20.64%
2008...........................................................................   -32.35%







    During the periods shown in the bar chart, the highest quarterly return was 14.54% (quarter ended June 30, 2003) and the lowest quarterly return was -21.60% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------



PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark and a peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                     INCEPTION
(for the periods ended December 31, 2008)           1 YEAR    5 YEARS    10 YEARS       DATE
----------------------------------------------------------------------------------------------
AIM V.I. Utilities Fund(1)                          (32.35)%    8.13%       1.61%     12/30/94
S&P 500--Registered Trademark-- Index(2,3)          (36.99)    (2.19)      (1.38)           --
Lipper VUF Utility Funds Category Average(2,3,4)    (35.17)     7.31        2.61            --
----------------------------------------------------------------------------------------------




(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include re-invested dividends and capital gain distributions and the effect of the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Variable Underlying Funds Utility Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmark may not reflect payment of fees, expenses or taxes.

(4) The Lipper VUF Utility Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Utility Funds category. These funds invest primarily in the equity securities of domestic and foreign companies providing utilities.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                    SERIES I SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series I share assets)                      SERIES I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                    0.60%

Other Expenses                                                                     0.36

Acquired Fund Fees and Expenses                                                    0.00

Total Annual Fund Operating Expenses                                               0.96

Fee Waiver and/or Expense Reimbursements(2,3)                                      0.03

Net Annual Fund Operating Expenses                                                 0.93

-----------------------------------------------------------------------------------------------




(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

    FEE TABLE AND EXPENSE EXAMPLE (continued)
    ---------------------------------------------------------------------------



    the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.

    This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series I shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES            1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
AIM V.I. Utilities Fund      $95       $303       $528      $1,175
----------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES I                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.93%        0.96%        0.96%        0.96%        0.96%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.07%        8.27%       12.65%       17.20%       21.93%
End of Year Balance                     $10,407.00   $10,827.44   $11,264.87   $11,719.97   $12,193.46
Estimated Annual Expenses               $    94.89   $   101.93   $   106.04   $   110.33   $   114.78
------------------------------------------------------------------------------------------------------

SERIES I                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.96%        0.96%        0.96%        0.96%        0.96%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.86%       31.99%       37.32%       42.87%       48.64%
End of Year Balance                     $12,686.07   $13,198.59   $13,731.82   $14,286.58   $14,863.76
Estimated Annual Expenses               $   119.42   $   124.25   $   129.27   $   134.49   $   139.92
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than these shown.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.57% of average daily net assets, after fee waivers and/or expense.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------




PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



  - Meggan Walsh (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 1991. As the lead manager, Ms. Walsh generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Walsh may perform these functions, and the nature of these functions, may change from time to time.



  - Davis Paddock, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2001.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:


    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.


    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.



    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.


    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES
Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make cash payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.


    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profit on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.

       -------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
       -------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                  NET GAINS
                         NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                         BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                         OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08        $23.97      $0.52        $(8.36)      $(7.84)     $(0.59)       $(2.16)        $(2.75)
Year ended 12/31/07         21.23       0.47          3.94         4.41       (0.47)        (1.20)         (1.67)
Year ended 12/31/06         17.83       0.47          4.06         4.53       (0.70)        (0.43)         (1.13)
Year ended 12/31/05         15.61       0.42          2.21         2.63       (0.41)           --          (0.41)
Year ended 12/31/04         12.95       0.42          2.57         2.99       (0.33)           --          (0.33)
___________________________________________________________________________________________________________________
===================================================================================================================

                                                                   RATIO OF        RATIO OF
                                                                   EXPENSES        EXPENSES
                                                                TO AVERAGE NET  TO AVERAGE NET
                                                                  ASSETS WITH   ASSETS WITHOUT  RATIO OF NET
                                                                  FEE WAIVERS     FEE WAIVERS    INVESTMENT
                          NET ASSET               NET ASSETS,       AND/OR          AND/OR         INCOME
                         VALUE, END    TOTAL     END OF PERIOD     EXPENSES        EXPENSES      TO AVERAGE    PORTFOLIO
                          OF PERIOD  RETURN(b)  (000S OMITTED)     ABSORBED        ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------------

SERIES I
Year ended 12/31/08        $13.38      (32.35)%    $ 80,704          0.93%(d)        0.96%(d)       2.53%(d)       15%
Year ended 12/31/07         23.97       20.64       155,748          0.93            0.94           1.97           30
Year ended 12/31/06         21.23       25.46       139,080          0.93            0.96           2.40           38
Year ended 12/31/05         17.83       16.83       114,104          0.93            0.96           2.49           49
Year ended 12/31/04         15.61       23.65       159,554          1.01            1.01           3.09           52
_________________________________________________________________________________________________________________________
=========================================================================================================================






(a)    Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $124,765 for Series I.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173


BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Utilities Fund Series I
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIUTI-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                         AIM V.I. UTILITIES FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                   May 1, 2009


SERIES II SHARES

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Utilities Fund's investment objectives are capital growth and income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INVESTMENT OBJECTIVES AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fees and Expenses of the Fund                 3

Expense Example                               4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              5
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  5

Advisor Compensation                          6

Portfolio Managers                            6

OTHER INFORMATION                             6
- - - - - - - - - - - - - - - - - - - - - - - - -
Purchase and Redemption of Shares             6

Excessive Short-Term Trading Activity
  Disclosures                                 6

Trade Activity Monitoring                     7

Fair Value Pricing                            7

Risks                                         7

Pricing of Shares                             7

Taxes                                         9

Dividends and Distributions                   9

Share Classes                                 9

Distribution Plan                             9

Payments to Insurance Companies               9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objectives are capital growth and income.

    The fund's investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in utilities-related industries. The fund considers a company to be doing business in utilities-related industries if it meets at least one of the following tests:
(1) at least 50% of its gross income or its net sales come from activities in utilities-related industries; (2) at least 50% of its assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within utilities-related industries.


    The principal type of equity securities purchased by the fund is common stocks. Companies in utilities-related industries may include, but are not limited to, those that produce, generate, transmit, store or distribute natural gas, oil, water or electricity as well as companies that provide telecommunications services, including local, long distance and wireless services.

    The fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in utilities-related industries. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    Normally, the portfolio manager seeks to keep the portfolio divided among the electric utility, natural gas, water and telecommunications industries. Weightings within the various segments are continually monitored, and the portfolio manager adjusts the portfolio weightings depending on current economic conditions. The portfolio manager constructs the portfolio with the goal of holding approximately 30-40 individual stocks.


    In selecting securities for the fund, the portfolio manager uses a "bottom-up" investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on natural gas, electricity, oil, water and telecommunication services companies with some or all of the following attributes: positive cash flows, predictable earnings, solid balance sheets, current and sustainable dividends, strong management, competitive position, and/or current and potential financial position. The investment strategy focuses on companies that (1) could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and (2) are attractively valued relative to the rest of the market. The portfolio manager also monitors and may adjust industry and security position weights according to prevailing economic trends such as gross domestic product
(GDP) growth and interest rate changes.


    The portfolio manager will consider selling a security of a company if, among other things, its (1) earnings growth are threatened by deterioration in its fundamentals or change in the operating environment, (2) valuation becomes too high, (3) corporate strategy changes.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. These factors will probably affect the equity securities of smaller companies more than the equity securities of larger, more-established companies. Also, because equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell these securities at a desirable price.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (continued)
-------------------------------------------------------------------------------



    Sector Fund Risk--The fund's investments are concentrated in a comparatively narrow segment of the economy, the utilities sector. This means that the fund's investment concentration in the utilities sector is higher than most mutual funds and the broad securities market. Consequently, the fund may tend to be more volatile than other mutual funds, and consequently the value of an investment in the fund may tend to rise and fall more rapidly.

    Utilities Industry Risk--Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generations of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power may adversely affect the market value of the fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risks analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Series I shares are not offered by this prospectus. The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's shares from year to year.

                                     (GRAPH)


                                                                                   ANNUAL
YEARS ENDED                                                                        TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
1999*..........................................................................    18.84%
2000*..........................................................................     5.01%
2001*..........................................................................   -32.58%
2002*..........................................................................   -20.52%
2003*..........................................................................    17.18%
2004**.........................................................................    23.24%
2005...........................................................................    16.55%
2006...........................................................................    25.25%
2007...........................................................................    20.32%
2008...........................................................................   -32.51%




* The returns shown for these periods are the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.
** The return shown for this period is the blended return of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

PERFORMANCE INFORMATION (continued)
-------------------------------------------------------------------------------




    During the periods shown in the bar chart, the highest quarterly return was 14.47% (quarter ended June 30, 2003) and the lowest quarterly return was -21.65% (quarter ended September 30, 2001). For periods prior to April 30, 2004, performance shown above relates to a predecessor fund advised by INVESCO Funds Group, Inc. (IFG), an affiliate of Invesco Aim Advisors, Inc.


PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market benchmark and a peer group benchmark. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                        SERIES I
(for the periods ended December 31, 2008)           1 YEAR    5 YEARS    10 YEARS    INCEPTION DATE
------------------------------------------------------------------------------------------------------
AIM V.I. Utilities Fund(1)                          (32.51)%    7.88%       1.36%       12/30/94
S&P 500--Registered Trademark-- Index(2,3)          (36.99)    (2.19)      (1.38)             --
Lipper VUF Utility Funds Category Average(2,3,4)    (35.17)     7.31        2.61              --
------------------------------------------------------------------------------------------------------




(1) The return shown for the one year period is the historical performance of the fund's Series II shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the predecessor fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004. For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by IFG. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.
(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Variable Underlying Funds Utility Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(3) The benchmark may not reflect payment of fees, expenses or taxes.


(4) The Lipper VUF Utility Funds Category Average represents an average of all the variable insurance underlying funds in the Lipper Utility Funds category. These funds invest primarily in the equity securities of domestic and foreign companies providing utilities.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                   SERIES II SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                        N/A

Maximum Deferred Sales Charge (Load)                                               N/A
-----------------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."


ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from Series II share assets)                    SERIES II SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                                   0.60%

Distribution and/or Service (12b-1) Fees                                          0.25

Other Expenses                                                                    0.36

Acquired Fund Fees and Expenses                                                   0.00

Total Annual Fund Operating Expenses                                              1.21

Fee Waiver and/or Expense Reimbursements(2,3)                                     0.03

Net Annual Fund Operating Expenses                                                1.18
-----------------------------------------------------------------------------------------------


                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

FEE TABLE AND EXPENSE EXAMPLE (continued)
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(3) The fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.18% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.

     This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The expense example assumes you:

    (i) invest $10,000 in the fund's Series II shares for the time periods indicated;

    (ii) earn a 5% return on your investment before operating expenses each year; and

    (iii) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES           1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
AIM V.I. Utilities Fund     $120       $381       $662      $1,463
----------------------------------------------------------------------






HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year; and
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SERIES II                                 YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.18%        1.21%        1.21%        1.21%        1.21%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.82%        7.75%       11.84%       16.08%       20.48%
End of Year Balance                     $10,382.00   $10,775.48   $11,183.87   $11,607.74   $12,047.67
Estimated Annual Expenses               $   120.25   $   128.00   $   132.85   $   137.89   $   143.12
------------------------------------------------------------------------------------------------------

SERIES II                                 YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.21%        1.21%        1.21%        1.21%       1.21%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%      62.89%
Cumulative Return After Expenses            25.04%       29.78%       34.70%       39.81%      45.10%
End of Year Balance                     $12,504.28   $12,978.19   $13,470.06   $13,980.58   $14,510.44
Estimated Annual Expenses               $   148.54   $   154.17   $   160.01   $   166.08   $   172.37
---------------------------------------------------------------------------------------------------------




(1) Your annual expenses may be higher or lower than those shown.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter-end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.



    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

FUND MANAGEMENT (continued)
-------------------------------------------------------------------------------



    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2008, the advisor received compensation of 0.57% of average daily net assets, after fee waivers and/or expense reimbursements.


    Invesco Aim, not the fund, pays sub-advisory fees, if any.


    A discussion regarding the basis for the Board's approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.



PORTFOLIO MANAGERS




The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



  - Meggan Walsh (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 1991. As the lead manager, Ms. Walsh generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Walsh may perform these functions, and the nature of these functions, may change from time to time.



  - Davis Paddock, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2001.




    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.



    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.



OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES
The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange (NYSE) restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.


    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES
The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.


    Pursuant to the fund's policies and procedures, Invesco Aim and its affiliates (collectively the Invesco Aim Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:



    (1) trade activity monitoring; and


    (2) the use of fair value pricing consistent with procedures approved by the Board.


    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING
To detect excessive short-term trading activities, the Invesco Aim Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The Invesco Aim Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the Invesco Aim Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the Invesco Aim Affiliates will be able to detect or deter market timing by variable product owners.


    If, as a result of this monitoring, the Invesco Aim Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the Invesco Aim Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING
Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS
There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the Invesco Aim Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the Invesco Aim Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the Invesco Aim Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES
DETERMINATION OF NET ASSET VALUE


The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board of the fund. The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------


the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.


    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.



    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the advisor valuation committee will fair value the security using procedures approved by the Board.



    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


    Futures and Options: Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.


    Swap Agreements: Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.


    Open-end Funds: To the extent the fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.


    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



TAXES

Insurance company separate accounts may invest in the fund and, in turn, may offer variable products to investors through insurance contracts. Because the insurance company separate accounts are generally the shareholders in the fund, all of the tax characteristics of the fund's investments flow into the separate accounts and not to each variable product owner. The tax consequences from each variable product owner's investment in a variable product contract will depend upon the provisions of these contracts, and variable product owners should consult with their contract prospectus for more information on these tax consequences.


DIVIDENDS AND DISTRIBUTIONS

The fund expects, based on its investment objectives and strategies, that its income will consist of both ordinary income and capital gains.


DIVIDENDS


The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually to separate accounts of insurance companies issuing the variable products, but may declare and pay capital gains distributions more than once per year as permitted by law.


    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES
The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN
The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES
The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Invesco Aim Distributors, the distributor of the fund, or one or more of its corporate affiliates (Invesco Aim Distributors Affiliates), may make additional cash payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. Invesco Aim Distributors Affiliates make these payments from their own resources.

    Invesco Aim Distributors Affiliates make these payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits Invesco Aim Distributors Affiliates receive when they make these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate insurance companies differently depending typically on the level and/or type of consideration provided by the insurance companies. The payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the offering price of all shares sold through variable products during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.


    Invesco Aim Distributors Affiliates are motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, Invesco Aim Distributors Affiliates may directly or indirectly benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services.

                             -----------------------
                             AIM V.I. UTILITIES FUND
                             -----------------------

OTHER INFORMATION (continued)
-------------------------------------------------------------------------------



These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average daily net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average daily net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.


    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from the advisor, Invesco Aim Distributors, or the fund, as well as about fees and/or commissions it charges.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The table shows the financial highlights for a share of the fund outstanding during the fiscal years indicated.


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                  NET GAINS
                         NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                         BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                         OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08        $23.80      $0.46        $(8.28)      $(7.82)     $(0.52)       $(2.16)        $(2.68)
Year ended 12/31/07         21.12       0.41          3.91         4.32       (0.44)        (1.20)         (1.64)
Year ended 12/31/06         17.76       0.42          4.06         4.48       (0.69)        (0.43)         (1.12)
Year ended 12/31/05         15.57       0.38          2.20         2.58       (0.39)           --          (0.39)
Year ended 12/31/04(e)      12.63       0.26          2.68         2.94          --            --             --
___________________________________________________________________________________________________________________
===================================================================================================================

                                                                   RATIO OF        RATIO OF
                                                                   EXPENSES        EXPENSES
                                                                TO AVERAGE NET  TO AVERAGE NET
                                                                  ASSETS WITH   ASSETS WITHOUT  RATIO OF NET
                                                                  FEE WAIVERS     FEE WAIVERS    INVESTMENT
                          NET ASSET               NET ASSETS,       AND/OR          AND/OR         INCOME
                         VALUE, END    TOTAL     END OF PERIOD     EXPENSES        EXPENSES      TO AVERAGE    PORTFOLIO
                          OF PERIOD  RETURN(b)  (000S OMITTED)     ABSORBED        ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------------

SERIES II
Year ended 12/31/08        $13.30      (32.51)%     $1,717           1.18%(d)        1.21%(d)       2.28%(d)       15%
Year ended 12/31/07         23.80       20.32        3,293           1.18            1.19           1.72           30
Year ended 12/31/06         21.12       25.25        2,462           1.18            1.21           2.15           38
Year ended 12/31/05         17.76       16.55          801           1.18            1.21           2.24           49
Year ended 12/31/04(e)      15.57       23.28          602           1.28(f)         1.28(f)        2.82(f)        52
_________________________________________________________________________________________________________________________
=========================================================================================================================






(a)  Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.


(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.


(d) Ratios are based on average daily net assets (000's omitted) of $2,377 for Series II.


(e)  Commencement date of April 30, 2004.


(f)  Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:          Invesco Aim Distributors, Inc.
                  11 Greenway Plaza, Suite 100
                  Houston, TX 77046-1173

BY TELEPHONE:     (800) 410-4246



Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM V.I. Utilities Fund Series II
  SEC 1940 Act file number: 811-07452
------------------------------------------------------

invescoaim.com  I-VIUTI-PRO-2

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                         INVESCO AIM DISTRIBUTORS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                          OR BY CALLING (800) 410-4246

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2009, RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:



                 FUND                                    DATED
                 ----                                  --------
AIM V.I. BASIC BALANCED FUND -             SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. BASIC VALUE FUND -                SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. CAPITAL APPRECIATION FUND -       SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. CAPITAL DEVELOPMENT FUND -        SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. CORE EQUITY FUND -                SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. DIVERSIFIED INCOME FUND -         SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. DYNAMICS FUND -                   SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. FINANCIAL SERVICES FUND -         SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. GLOBAL HEALTH CARE FUND -         SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. GLOBAL REAL ESTATE FUND -         SERIES I    05/01/09
                                           SERIES II   05/01/09



                 FUND                                    DATED
                 ----                                  --------
AIM V.I. GOVERNMENT SECURITIES FUND -      SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. HIGH YIELD FUND -                 SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. INTERNATIONAL GROWTH FUND -       SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. LARGE CAP GROWTH FUND -           SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. LEISURE FUND -                    SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. MID CAP CORE EQUITY FUND -        SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. MONEY MARKET FUND -               SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. POWERSHARES ETF ALLOCATION FUND   SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. SMALL CAP EQUITY FUND -           SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. TECHNOLOGY FUND -                 SERIES I    05/01/09
                                           SERIES II   05/01/09
AIM V.I. UTILITIES FUND -                  SERIES I    05/01/09
                                           SERIES II   05/01/09

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

GENERAL INFORMATION ABOUT THE TRUST .................................      1
   Fund History .....................................................      1
   Shares of Beneficial Interest ....................................      1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ............      3
   Classification ...................................................      3
   Investment Strategies and Risks ..................................      3
      Equity Investments ............................................      4
      Foreign Investments ...........................................      5
      Exchange Traded Funds .........................................      7
      Debt Investments ..............................................      8
      Other Investments .............................................     17
      Investment Techniques .........................................     20
      Derivatives ...................................................     26
   Diversification Requirements - AIM V.I. Money Market Fund ........     35
   Fund Policies for the Funds ......................................     36
      Temporary Defensive Position (for V.I. Funds) .................     40
   Portfolio Turnover ...............................................     40
   Policies and Procedures for Disclosure of Fund Holdings ..........     40
      General Disclosures ...........................................     40
      Selective Disclosures .........................................     41
MANAGEMENT OF THE TRUST .............................................     43
   Board of Trustees ................................................     43
   Management Information ...........................................     43
      Trustee Ownership of Fund Shares ..............................     46
   Compensation .....................................................     46
   Retirement Plan For Trustees .....................................     47
      Deferred Compensation Agreements ..............................     47
   Code of Ethics ...................................................     47
   Proxy Voting Policies ............................................     48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .................     48
INVESTMENT ADVISORY AND OTHER SERVICES ..............................     48
   Investment Advisor ...............................................     48
   Investment Sub-Advisor ...........................................     53
      Portfolio Managers ............................................     54
      Securities Lending Arrangements ...............................     54
   Services Agreements ..............................................     55
   Other Service Providers ..........................................     55
BROKERAGE ALLOCATION AND OTHER PRACTICES ............................     56
   Brokerage Transactions ...........................................     56
   Commissions ......................................................     57
   Broker Selection .................................................     57
   Directed Brokerage (Research Services) ...........................     60
   Regular Brokers ..................................................     60
   Allocation of Portfolio Transactions .............................     60
   Allocation of Initial Public Offering ("IPO") Transactions .......     61

PURCHASE AND REDEMPTION OF SHARES ...................................     61
   Calculation of Net Asset Value ...................................     62
   Redemptions In Kind ..............................................     64
   Payments to Participating Insurance Companies and/or their
      Affiliates ....................................................     65
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ............................     65
   Dividends and Distributions ......................................     65
   Tax Matters ......................................................     66
DISTRIBUTION OF SECURITIES ..........................................     70
   Distribution Plan ................................................     70
   Distributor ......................................................     71
FINANCIAL STATEMENTS ................................................     71
PENDING LITIGATION ..................................................     71

APPENDICES:

RATINGS OF DEBT SECURITIES ..........................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS
   ON AN ONGOING BASIS ..............................................    B-1
TRUSTEES AND OFFICERS ...............................................    C-1
TRUSTEE COMPENSATION TABLE ..........................................    D-1
PROXY POLICIES AND PROCEDURES .......................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .................    F-1
MANAGEMENT FEES .....................................................    G-1
PORTFOLIO MANAGERS ..................................................    H-1
ADMINISTRATIVE SERVICES FEES ........................................    I-1
BROKERAGE COMMISSIONS ...............................................    J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES
   OF REGULAR BROKERS OR DEALERS ....................................    K-1
CERTAIN FINANCIAL INSTITUTIONS THAT RECEIVE ONE OR MORE TYPES
   OF PAYMENTS ......................................................    L-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO
   DISTRIBUTIONS PLAN ...............................................    M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS .......    N-1
PENDING LITIGATION ..................................................    O-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


     AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-one separate portfolios: AIM V.I. Basic Balanced Fund (formerly known as AIM V.I. Balanced Fund), AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Global Health Care Fund (formerly known as AIM V.I. Health Sciences Fund and INVESCO VIF - Health Sciences Fund), AIM V.I. Global Real Estate Fund (formerly known as AIM V.I. Real Estate Fund and INVESCO VIF - Real Estate Opportunity Fund), AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. PowerShares ETF Allocation Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (each a "Fund," and collectively, the "Funds"). This Statement of Additional Information relates to the Funds. Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



     The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all of the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the V.I. Funds, except AIM V.I. Basic Value Fund, AIM V.I. Global Real Estate Fund and AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was known as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund. Prior to April 30, 2004, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund (the "VIF Funds") were portfolios of INVESCO Variable Investment Funds, Inc., a Maryland corporation. Pursuant to an agreement and plan of reorganization the VIF Funds became portfolios of the Trust. AIM V.I. PowerShares ETF Allocation Fund commenced operations as a series of the Trust on October 22, 2008.


SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such

Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

     The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of variable annuity contracts and variable life insurance policies ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

     Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


     The Trust is an open-end management investment company. Each of the Funds except for AIM V.I. Financial Services Fund and AIM V.I. PowerShares ETF Allocation Fund are "diversified" for purposes of the 1940 Act. AIM V.I. Financial Services Fund and AIM V.I. PowerShares ETF Allocation Fund are "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.


INVESTMENT STRATEGIES AND RISKS


     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or Invesco PowerShares Capital Management LLC ("PowerShares Capital") investment advisor to AIM V.I. PowerShares ETF Allocation Fund, and/or the Sub-Advisors (defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.



     The underlying funds in which AIM V.I. PowerShares ETF Allociation Fund primarily invests are exchange-traded funds advised by PowerShares Capital, an affiliate of Invesco Aim (such funds are referred to as the "PowerShares ETFs"). AIM V.I. PowerShares ETF Allociation Fund may also invest in affiliated mutual funds advised by Invesco Aim, unaffiliated mutual funds, exchange-traded funds, and other securities. Invesco Aim and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. ("Invesco"). The PowerShares ETFs and other underlying funds are referred to as the "Underlying Funds".



     Not all of the Funds or Underlying Funds invest in all of the types of securities or use all of the investment techniques described below. A Fund or Underlying Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's or Underlying Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's or the Underlying Fund's investment objective, policies and restrictions described in that Fund's or the Underlying Funds' Prospectus and/or Statement of Additional Information, as well as the federal securities laws. Invesco Aim, the Sub-Advisor, and/or PowerShares Capital may invest in other types of securities and may use other investment techniques in managing the Funds and the Underlying Funds, including those described below for Funds and the Underlying Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's or the Underlying Fund's investment objective, policies and restrictions described in that Fund's or the Underlying Fund's Prospectus and/or Statement of Additional Information, as well as the federal securities laws.



     The Funds' and the Underlying Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.



     AIM V.I. PowerShares ETF Allocation Fund is a "fund of funds" which invests in Underlying Funds and generally does not directly invest in the securities or use the investment techniques discussed below. With respect to AIM V,I. PowerShares ETF Allocation Fund, the types of securities and investment techniques discussed below generally are those of the Underlying Funds.


Equity Investments


     COMMON STOCK. Each Fund (except AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund) and/or the Underlying Funds may invest in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund and/or the Underlying Funds participate in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



     PREFERRED STOCK. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and/or the Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which is a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.



     Certain of the Underlying Funds will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Underlying Funds; (b) acquired through the exercise of equity features accompanying convertible securities held by the Underlying Funds, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.



     CONVERTIBLE SECURITIES. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and/or the Underlying Funds may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.



     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund and/or the Underlying Funds. AIM V.I. International Growth Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issues.



     The Underlying Funds that invest in convertible debt securities may invest in these securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that an Underlying Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.



     ALTERNATIVE ENTITY SECURITIES. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and/or the Underlying Funds may invest in companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.


Foreign Investments


     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers when determining foreign securities limits. AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund do not include ADRs, EDRs or Canadian securities when determining foreign securities limits. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations. For a discussion of ADRs and EDRs, please refer to subsection "Foreign Exchange Transaction - ADRs and EDRs" below.



     Each Fund and certain of the Underlying Funds may invest in foreign securities as described in the Prospectus. Investments by a Fund and/or the Underlying Funds in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below; in addition to those accompanying an investment in U.S. issued securities. Investments by a Fund and/or the Underlying Funds in ADRs, EDRs or similar securities also may entail some or all of the risks described below, as well as the risks set forth under "Description of the Funds and Their Investments - Investment Strategies and Risks - Foreign Investments - ADR and EDRs."



     Currency Risk. The value of the Funds' and/or the Underlying Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.



     Political and Economic Risk. The economies of many of the countries in which the Funds and/or the Underlying Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, and developments, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' and/or the Underlying Funds' investments.



     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds and/or the Underlying Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' and/or the Underlying Funds' shareholders.



     Market Risk. The securities markets in many of the countries in which the Funds and/or the Underlying Funds invest often have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.



     Risks of Developing Countries. Certain of the Underlying Funds may invest in securities of companies located in developing countries and each Fund (excluding AIM V.I. Money Market Fund) may invest up to 5%, except that AIM V.I. Technology Fund may invest up to 10%, AIM V.I. High Yield Fund and AIM V.I. Diversified Income Fund may invest up to 15%, AIM V.I. International Growth Fund, and AIM V.I. Global Health Care Fund and AIM V.I. Global Real Estate Fund may invest up to 20% and AIM V.I. PowerShares ETF Allocation Fund may invest up to 50% of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds and/or the Underlying Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country;
(2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from businesses in developing countries; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund and/or the Underlying Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing countries' securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's and/or the Underlying Funds' investments.



     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund (other than AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund and AIM V.I. Mid Cap Core Equity Fund) and certain of the Underlying Funds may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds," though, there are other types of foreign government obligations meeting this definition that are not Brady Bonds.


     FOREIGN EXCHANGE TRANSACTIONS. Each Fund (except AIM V.I. Money Market
Fund) and certain of the Underlying Funds haveauthority to deal in foreign exchange transactions between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. AIM V.I. Diversified Income Fund may also invest in foreign exchange transactions using futures or forward contracts for other than hedging purposes to enhance returns. A Fund and/or the Underlying Funds may commit the same percentage of its assets to foreign exchange transactions as it is permitted to invest in foreign securities.


     Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the relevant foreign currency exchange markets.


     The Funds and certain of the Underlying Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund and/or the Underlying Funds accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund and/or the Underlying Funds, or the payment of dividends and distributions by the Fund and/or the Underlying Funds. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.



     ADRS AND EDRS. Each Fund and certain of the Underlying Funds may invest in ADRs and EDRs. ADRs are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund and/or the Underlying Funds the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies.


Exchange Traded Funds


     EXCHANGE TRADED FUNDS. Each Fund and each of the Underlying Funds may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's and/or the Underlying Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."


     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Debt Investments


     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM V.I. Government Securities Fund) and certain of the Underlying Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund and/or the Underlying Funds, the portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


     Descriptions of debt securities ratings are found in Appendix A.


     LIQUID ASSETS. Each Fund and certain of the Underlying Funds may investment in liquid assets. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).



     JUNK BONDS. AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund and AIM V.I. High Yield Fund and certain of the Underlying Funds may invest in junk bonds. AIM V.I. Global Real Estate Fund may invest up to 10% of its total assets in lower-rated or non-rated debt securities commonly known as junk bonds.


     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.


     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund and/or the Underlying Funds may incur additional expenses to seek recovery.

     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.


     A Fund and/or the Underlying Funds may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund and/or the Underlying Funds could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's and/or the Underlying Funds' shares. The lack of a liquid secondary market may also make it more difficult for a Fund and/or the Underlying Funds to obtain accurate market quotations in valuing junk bond assets.



     U.S. GOVERNMENT OBLIGATIONS. Each Fund and certain of the Underlying Funds may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.



     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury.



     On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.



     Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds and/or the Underlying Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.



     RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund and/or the Underlying Funds will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by Invesco Aim (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since AIM V.I. Money Market Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

     AIM V.I. Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by Invesco Aim, the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

     FOREIGN BANK OBLIGATIONS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. High Yield and AIM V.I. Money Market Fund may invest in foreign bank obligations. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.


     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund, AIM V.I. Utilities Fund and certain of the Underlying Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities that may have fixed or adjustable-rate interest rates. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.


     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.


     AIM V.I. Government Securities Fund may invest in adjustable rate mortgage securities ("ARMs"). ARMs, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage backed securities, ARMS are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs, or their underlying mortgages, are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. AIM V.I. Government Securities Fund may also invest in "hybrid" ARMS, whose underlying mortgages combine fixed-rate and adjustable rate features.



     If a Fund and/or the Underlying Funds purchase a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.



     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund and certain of the Underlying Funds may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Common risks associated with mortgage related securities include:

     Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.


     Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund and/or Underlying Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.


     Credit Risk: Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.


     COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund and certain of the Underlying Funds may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.


     Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk. In the case of CDOs, these are often referred to as 'tranches' or 'slices'. Each slice has a different maturity and risk associated with it.


     CREDIT LINKED NOTES ("CLNS"). AIM V.I. Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund and certain of the Underlying Funds may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.


     CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.


     BANK INSTRUMENTS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.



     AIM V.I. Global Real Estate Fund, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in a Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.



     LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS. AIM V.I. High Yield Fund and certain of the Underlying Funds may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, suppliers of goods or services, or to other parties. The Fund and/or the Underlying Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund and/or the Underlying Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund and/or the Underlying Funds may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund and/or the Underlying Funds will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund and/or Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.



     When the Fund and/or the Underlying Funds purchase assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund and/or the Underlying Funds as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the Fund and/or the Underlying Funds could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund and/or the Underlying Funds could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund and/or the Underlying Funds anticipate that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.



     COMMERCIAL INSTRUMENTS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund and/or the Underlying Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.



     MUNICIPAL SECURITIES. AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield Fund, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.


     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."


     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' and/or the Underlying Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund and/or Underlying Fund will vary from time to time.


     Municipal Securities also include the following securities:

     - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

     - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

     - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

     - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.


     The Funds and certain of the Underlying Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.



     Subsequent to its purchase by a Fund and/or the Underlying Funds, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund and/or the Underlying Funds. Neither event would require a Fund and/or the Underlying Funds to dispose of the security, but Invesco Aim, the Sub-Advisors, and/or PowerShares Capital will consider such events to be relevant in determining whether the Fund and/or the Underlying Funds should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to

Municipal Securities may change as a result of changes in these rating systems, a Fund and/or the Underlying Funds will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.



     Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities."



     If a Fund and/or the Underlying Funds invest in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.



     The Funds and certain of the Underlying Funds may invest in Municipal Securities which are insured by financial insurance companies. Because a limited number of entities provide such insurance, a Fund may invest more than 25% of its assets in securities insured by the same insurance company.



     Other Considerations. The ability of a Fund and certain of the Underlying Funds to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund and/or the Underlying Funds to meet their obligations for the payment of interest and principal when due. The securities in which a Fund and certain of the Underlying Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.



     There is a risk that some or all of the interest received by a Fund and/or the Underlying Funds from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").



     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's and/or Underlying Fund's shareholders will be the yield realized by the Fund and/or the Underlying Funds on its investments, reduced by the general expenses of the Fund and/or the Underlying Funds and the Trust (if applicable). The market values of the Municipal Securities held by a Fund and/or the Underlying Funds will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.



     MUNICIPAL LEASE OBLIGATIONS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield, AIM V.I. Money Market Fund and certain of the Underlying Funds may purchase municipal lease obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund and/or the Underlying Funds may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund and/or the Underlying Funds in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's and/or the Underlying Funds' Procedures for Valuing Securities current at the time of such valuation.



     A Fund and/or the Underlying Funds will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions with that counterparty would exceed 5% of the Fund's and/or the Underlying Funds' net assets determined on the date the Participation not is entered into.


Other Investments


     REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each Fund (except AIM V.I. Global Real Estate Fund) and certain of the Underlying Funds may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM V.I. Global Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.


     REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.


     To the extent that a Fund and/or the Underlying Funds have the ability to invest in REITs, the Fund and/or the Underlying Funds could conceivably own real estate directly as a result of a default on the securities it owns. A Fund and/or the Underlying Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.



     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Fund and/or the Underlying Funds will invest primarily in equity REITs, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.


     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.


     The Fund and certain of the Underlying Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.



     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by REITs. By investing in REITs indirectly through a Fund and/or the Underlying Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund and/or the Underlying Funds, but also, indirectly, similar expenses of the REITs.



     OTHER INVESTMENT COMPANIES. Each Fund and each of the Underlying Funds may purchase shares of other investment companies. For each Fund (except AIM V.I. PowerShares ETF Allocation Fund and/or Underlying Fund) the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund and/or Underlying Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund and/or Underlying Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds and/or Underlying Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds"). As discussed previously, AIM V.I. PowerShares ETF Allocation Fund is structured as a "fund of funds" under the 1940 Act and invests in other investment companies.



     With respect to a Fund's and/or the Underlying Funds' purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund and/or the Underlying Funds will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.



     DEFAULTED SECURITIES. AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield Fund and certain of the Underlying Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund and/or the Underlying Funds may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's and/or the Underlying Funds' operating expenses and adversely affect its net asset value. Any investments by a Fund and/or the Underlying Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim, the Sub-Advisors, and/or PowerShares Capital determines that such defaulted securities are liquid under guidelines adopted by the Board.



     VARIABLE OR FLOATING RATE INSTRUMENTS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund and/or the Underlying Funds are subject to payment of principal and accrued interest (usually within seven days) on the Fund's and/or the Underlying Funds' demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Funds and/or the Underlying Funds. Invesco Aim, the Sub-Advisors, and/or PowerShares Capital will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds and/or the Underlying Funds.



     INDEXED SECURITIES. AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield Fund and certain of the Underlying Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.



     ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund, AIM V.I. Utilities Fund and certain of the Underlying Funds may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund and/or the Underlying Funds may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.



     SYNTHETIC MUNICIPAL INSTRUMENTS. AIM V.I. Global Real Estate Fund and certain of the Underlying Funds may invest in synthetic municipal instruments the value and return on which are derived from underlying securities. Invesco Aim, the Sub-Advisors, and/or PowerShares Capital believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Funds and/or the Underlying Funds may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Funds and/or the Underlying Funds. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.



     All synthetic municipal instruments must meet the minimum quality standards for the Fund's and/or the Underlying Funds' investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund and/or the Underlying Funds, Invesco Aim, the Sub-Advisors, and/or PowerShares Capital considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.


     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Funds and/or the Underlying Funds on certain synthetic municipal instruments would be deemed to be taxable. Each Fund and/or the Underlying Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.



     PARTICIPATION INTERESTS. AIM V.I. Global Real Estate Fund, AIM V.I. Money Market Fund and certain of the Underlying Funds may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund and/or the Underlying Funds generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund and/or the Underlying Funds will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's and/or the Underlying Funds' rights against the Borrower and for the receipt and processing of payments due to the Fund and/or the Underlying Funds under the loans. Under the terms of a participation interest, a Fund and/or the Underlying Funds may be regarded as a creditor of the Participant and thus a Fund and/or the Underlying Funds are subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Funds and/or the Underlying Funds consider participation interests to be illiquid and therefore subject to the Funds' and/or the Underlying Funds' percentage limitation for investments in illiquid securities.



     PARTICIPATION NOTES. AIM V.I. Global Real Estate Fund and certain of the Underlying Funds may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund and/or the Underlying Funds. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund and/or the Underlying Funds are relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.



     TAXABLE MUNICIPAL SECURITIES. AIM V.I. Global Real Estate Fund and certain of the Underlying Funds may invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.



     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISORS. The Funds and the Underlying Funds may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds and/or the Underlying Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.


Investment Techniques


     DELAYED DELIVERY TRANSACTIONS. Each Fund and the Underlying Funds may engage in delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund and/or the Underlying Funds to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund and/or the Underlying Funds may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's and/or the Underlying Funds' exposure to market fluctuation and may increase the possibility that the Fund and/or the Underlying Funds will incur short-term gains subject to federal taxation or short-term losses if the Fund and/or the Underlying Funds must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund and/or the Underlying Funds will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund and/or the Underlying Funds if, as a result, more than 25% of the Fund's and/or the Underlying Fund's total assets would become so committed.



     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and/or the Underlying Funds and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund and/or the Underlying Funds until settlement. Absent extraordinary circumstances, a Fund and/or the Underlying Funds will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.



     AIM V.I. Government Securities Fund and/or the Underlying Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund and/or the Underlying Funds enter a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.



     WHEN-ISSUED SECURITIES. Each Fund and certain of the Underlying Funds may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund and/or the Underlying Funds will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund and/or the Underlying Funds may sell these securities before the settlement date if it is deemed advisable.



     Securities purchased on a when-issued basis and the securities held in a Fund's and/or the Underlying Funds' portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund and/or the Underlying Funds are to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's and/or the Underlying Funds' assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund and/or the Underlying Funds to meet its obligations under when-issued commitments, the Fund and/or the Underlying Funds will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's and/or the Underlying Funds' payment obligation).



     Investment in securities on a when-issued basis may increase a Fund's and/or the Underlying Funds' exposure to market fluctuation and may increase the possibility that the Fund and/or the Underlying Funds will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund and/or the Underlying Funds will employ techniques designed to reduce such risks. If a Fund and/or the Underlying Funds purchase a when-issued security, the Fund and/or the Underlying Funds will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's and/or the Underlying Funds' when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund and/or the Underlying Funds if, as a result, more than 25% of the Fund's and/or the Underlying Funds' total assets would become so committed.



     SHORT SALES. Each Fund (except AIM V.I. Money Market Fund) and/or the Underlying Funds may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which a Fund and/or the Underlying Funds do not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund and/or the Underlying Funds must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund and/or the Underlying Funds, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until a Fund and/or the Underlying Funds deliver the securities sold short to the broker-dealer. In addition, a Fund and/or the Underlying Funds are required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.



     To secure its obligation to deliver the securities sold short to the broker-dealer, a Fund and/or the Underlying Funds may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, a Fund and/or the Underlying Funds will place in a segregated account with the Fund's and/or the Underlying Funds' custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that the Fund and/or the Underlying Funds may lose on a short sale.



     A Fund and/or the Underlying Funds are said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Fund and/or the Underlying Funds receive the proceeds of the sale. A Fund and/or the Underlying Funds will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.



     A Fund and/or the Underlying Funds will realize a gain if the price of a security declines between the date of the short sale and the date on which such Fund and/or such Underlying Fund purchases a security to replace the borrowed security. On the other hand, a Fund and/or the Underlying Funds will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund and/or the Underlying Funds may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's and/or the Underlying Funds' investment in the security. For example, if a Fund and/or the Underlying Funds purchase a $10 security, potential loss is limited to $10; however, if a Fund and/or the Underlying Funds sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.



     A Fund and certain of the Underlying Funds may also make short sales "against the box," meaning that at all times when a short position is open a Fund and/or the Underlying Funds own an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box", a Fund and/or the Underlying Funds will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. Open short positions (established by AIM V.I. Diversified Income Fund) using futures or forward currency contracts are not deemed to constitute selling securities short. Short sales "against the box" result in a "constructive sale" and require a Fund and/or the Underlying Funds to recognize any taxable gain unless an exception to the constructive sale rule applies.

     AIM V.I. Global Real Estate Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", AIM V.I. Global Real Estate Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM V.I. Global Real Estate Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not "against the box", AIM V.I. Global Real Estate Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     AIM V.I. Global Real Estate Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.


     In addition to enabling the Funds and the Underlying Funds to hedge against market risk, short sales and short sales "against the box" may afford a Fund and/or the Underlying Funds an opportunity to earn additional current income to the extent a Fund and/or the Underlying Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period a Fund's and/or the Underlying Funds' short positions remain open. There is no assurance that a Fund and/or the Underlying Funds will be able to enter into such arrangements.



     MARGIN TRANSACTIONS. Neither of the Funds nor any of the Underlying Funds will purchase any security on margin, except that each Fund and each Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund and/or the Underlying Funds of initial or variation margin in connection with futures or related options transactions and short sales will not be considered the purchase of a security on margin.



     INTERFUND LOANS. Each Fund and each Underlying Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and each Fund and each Underlying Fund may borrow from other AIM Funds to the extent permitted under such Fund's and such Underlying Funds' investment restrictions. During temporary or emergency periods, the percentage of a Fund's and/or the Underlying Funds' net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund and/or the Underlying Funds may not make any additional investments. If a Fund and/or the Underlying Funds have borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's and/or such Underlying Funds' total assets, such Fund and such Underlying Fund' will secure all of its loans from other AIM Funds. The ability of a Fund and/or the Underlying Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.



     BORROWING. The Funds and each Underlying Fund may borrow money, except as described below, to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. AIM V.I. High Yield Fund, AIM V.I. Diversified Income Fund and AIM V.I. Government Securities Fund may also borrow money to purchase additional securities when the Invesco Aim and/or Sub-Advisor deems it advantageous to do so. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's and/or the Underlying Funds' total assets or when any borrowings from an AIM Fund are outstanding.



     If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund and/or the Underlying Funds may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely. Additionally, the ability of AIM V.I. High Yield Fund, AIM V.I. Diversified Income Fund and AIM V.I. Government Securities Fund to borrow money for leverage may permit these Funds to access new issuances of securities or assume a defensive strategy in response to an increase in the spread between the bid and ask prices of portfolio securities during specific market events, or settle portfolio transactions.



     The Funds and/or the Underlying Funds may borrow from a bank, broker-dealer, or an AIM Fund. Additionally, the Funds and/or the Underlying Funds are permitted to temporarily carry a negative or overdrawn balance in their respective accounts with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds and/or the Underlying Funds may either (i) leave funds as a compensating balance in their respective accounts so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.



     LENDING PORTFOLIO SECURITIES. Each Fund and each Underlying Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund and each Underlying Fund may lend portfolio securities to the extent of one-third of its total assets.



     A Fund and/or the Underlying Funds will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund and/or the Underlying Funds would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund and/or the Underlying Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund and/or the Underlying Funds could also experience delays and costs in gaining access to the collateral.



     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's and/or the Underlying Funds' investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund and/or the Underlying Funds are complying with its investment policies, strategies and restrictions, the Fund and/or the Underlying Funds will consider the loaned securities as assets of the Fund and/or the Underlying Funds, but will not consider any collateral received as a Fund and/or the Underlying Funds assets.



     From time to time, Underlying Funds may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with such Underlying Fund and that is acting as a finder.



     REPURCHASE AGREEMENTS. Each of the Funds and each Underlying Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund and/or the Underlying Funds acquire ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund and/or the Underlying Funds may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund and/or the Underlying Funds on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds and/or the Underlying Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.



     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund and/or the Underlying Funds might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.



     The Funds and/or the Underlying Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund and/or the Underlying Funds under the 1940 Act.



     REVERSE REPURCHASE AGREEMENTS. Each Fund and certain of the Underlying Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund and/or the Underlying Funds to financial institutions such as banks and broker-dealers, with an agreement that the Fund and/or the Underlying Funds will repurchase the securities at an agreed upon price and date. A Fund and/or the Underlying Funds may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund and/or the Underlying Funds will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund and/or the Underlying Funds may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund and/or the Underlying Funds are delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund and/or the Underlying Funds under the 1940 Act.



     DOLLAR ROLLS. AIM V.I. Basic Balanced, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and certain of the Underlying Funds may engage in dollar rolls. A dollar roll is a type of repurchase transaction that involves the sale by a Fund and/or the Underlying Funds of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund and/or the Underlying Funds will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund and/or the Underlying Funds will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund and/or the Underlying Funds. A Fund and/or the Underlying Funds typically enters into a dollar roll transaction to enhance the Fund's and/or the Underlying Funds' return either on an income or total return basis or to manage pre-payment risk.



     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund and/or the Underlying Funds may decline below the price of the securities that the Fund and/or the Underlying Funds have sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's and/or the Underlying Funds' use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's and/or the Underlying Funds' obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund and/or the Underlying Funds under the 1940 Act.



     ILLIQUID SECURITIES. Each Fund (except AIM V.I. Money Market Fund) and each Underlying Fund may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.



     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund and/or the Underlying Funds from disposing of them promptly at reasonable prices. A Fund and/or the Underlying Funds may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.



     RULE 144A SECURITIES. Each Fund and each Underlying Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds and/or the Underlying Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or Sub-Advisors, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' and/or the Underlying Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim, PowerShares Capital, and/or Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim, PowerShares Capital, and/or Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim, PowerShares Capital, and/or Sub-Advisors will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco Aim, PowerShares Capital, and/or Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim, PowerShares Capital, and/or Sub-Advisors will review a Fund's and/or the Underlying Funds' holdings of illiquid securities to determine what, if any, action is required to assure that such Fund and/or such Underlying Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's and/or each Underlying Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



     UNSEASONED ISSUERS. Each Fund (except AIM V.I. Money Market Fund) and certain of the Underlying Funds may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.


Derivatives


     SWAP AGREEMENTS. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and certain of the Underlying Funds may enter into a swap agreement. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.

     Commonly used swap agreements include:


     Credit Default Swaps ("CDS"): AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Real Estate Fund, AIM V.I. High Yield Fund and certain of the Underlying Funds may enter into CDS. An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").



     A Fund and/or the Underlying Funds may buy a CDS ("buy credit protection"); in this transaction the Fund and/or the Underlying Funds pay a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation the Fund and/or the Underlying Funds would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund and/or the Underlying Funds. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund and/or the Underlying Funds (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund and/or the Underlying Funds pay the fixed premium to the seller, and no other exchange occurs.



     Alternatively, a Fund and/or the Underlying Funds may sell a CDS ("sell protection"); in this transaction the Fund and/or the Underlying Funds will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to the Fund and/or the Underlying Funds and the Fund and/or the Underlying Funds would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund and/or the Underlying Funds. Alternatively, if cash settlement is elected, the Fund and/or the Underlying Funds would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Fund and/or the Underlying Funds receive the premium payments over the life of the agreement.



     CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. A Fund and/or the Underlying Funds may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.


     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

     Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

     Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets.

     Common risks associated with swap agreements:

     Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

     Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.


     Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund and/or the Underlying Funds.


     Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.

     Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


     Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, a Fund and/or the Underlying Funds might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that a Fund and/or the Underlying Funds would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's and/or the Underlying Funds' obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, the Fund and/or the Underlying Funds will not enter into a swap transaction with any counterparty that Invesco Aim, PowerShares Capital and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim, the Sub-Advisors and/or PowerShares Capital monitors the financial stability of swap counterparties in an effort to protect the Fund's and/or the Underlying Funds' investments. Where the obligations of the counterparty are guaranteed, Invesco Aim, the Sub-Advisors, and/or PowerShares Capital monitors the financial stability of the guarantor instead of the counterparty. A Fund's and/or the Underlying Funds' current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund and/or the Underlying Funds maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).



     A Fund and/or the Underlying Funds will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's and/or the Underlying Funds' net assets determined on the date the transaction is entered into.



     BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund, the Funds and certain of the Underlying Funds may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and the Funds and/or the Underlying Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Funds and/or the Underlying Funds will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent a Fund and/or the Underlying Funds, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



     PUT AND CALL OPTIONS. Each Fund (except for AIM V.I. Money Market Fund) and certain of the Underlying Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in a Fund's and/or the Underlying Funds' net asset value being more sensitive to changes in the value of the related investment.


     Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

     Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."


     Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund and/or the Underlying Funds will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund and/or the Underlying Funds may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund and/or the Underlying Funds will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund and/or the Underlying Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund and/or the Underlying Funds might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.


     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund and/or the Underlying Funds write a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund and/or the Underlying Funds can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund and/or the Underlying Funds cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.



     CDS Option. A Fund and the Underlying Funds may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.



     Writing Options. A Fund and the Underlying Funds may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund and/or the Underlying Funds may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund and/or the Underlying Funds forego the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.



     A Fund and the Underlying Funds may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund and/or the Underlying Funds may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund and/or the Underlying Funds assume the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund and/or the Underlying Funds would suffer a loss.



     If an option that a Fund and/or the Underlying Funds have written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund and/or the Underlying Funds will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund and/or the Underlying Funds would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund and/or the Underlying Funds effect a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.


     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund and/or the Underlying Funds to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.



     Pursuant to federal securities rules and regulations, if a Fund and/or the Underlying Funds write options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."



     A Fund (except for AIM V.I. Diversified Income Fund) and/or the Underlying Funds will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's and/or the Underlying Fund's total assets. A Fund and/or the Underlying Funds will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's and/or the Underlying Funds' total assets.



     Purchasing Options. A Fund and/or the Underlying Funds may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund and/or the Underlying Funds are not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund and/or the Underlying Funds to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund and/or the Underlying Funds are partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund and/or the Underlying Funds could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds and/or the Underlying Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund and/or the Underlying Funds havewritten a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."



     A Fund and/or the Underlying Funds may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund and/or the Underlying Funds in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund and/or the Underlying Funds may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund and/or the Underlying Funds have written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund and/or the Underlying Funds may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."



     Straddles. Each Fund (except for AIM V.I. Money Market Fund) and each Underlying Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' and/or Underlying Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.


     A Fund and/or the Underlying Funds may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund and/or the Underlying Funds may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund and/or the Underlying Funds may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund and/or the Underlying Funds to realize profits or limit losses on an option position prior to its exercise or expiration.



     WARRANTS. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and certain of the Underlying Funds may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


     FUTURES CONTRACTS. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").


     Common examples of Futures Contracts that a Fund and/or the Underlying Funds may engage in include, but are not limited to:


     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.


     Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund and/or the Underlying Funds. Additionally, the Fund and/or the Underlying Funds may lose money on currency futures if changes in the currency rates do not occur as anticipated.



     The Funds and/or the Underlying Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.



     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund and/or the Underlying Funds in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's and/or Underlying Funds' performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.



     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund and/or the Underlying Funds entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.



     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund and/or the Underlying Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund and/or the Underlying Funds are not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.



     In addition, if a Fund and/or the Underlying Funds were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund and/or the Underlying Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund and/or the Underlying Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.


     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds and the Underlying Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



     Pursuant to federal securities laws and regulations, the Fund's and/or Underlying Funds' use of Futures Contracts and options on Futures Contracts may require the Fund and/or the Underlying Funds to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.


     A Fund and/or the Underlying Funds will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund and/or the Underlying Funds own, or Futures Contracts will be purchased to protect the Fund and/or the Underlying Funds against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.



     FORWARD CURRENCY CONTRACTS. Each Fund (except AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund) and certain of the Underlying Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. AIM V.I. Diversified Income Fund may also engage in forward currency transactions for non-hedging purposes. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. A Fund and/or the Underlying Funds will either accept or make delivery of the currency at the maturity of the forward currency contract. A Fund and/or the Underlying Funds may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.



     A Fund and/or the Underlying Funds may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund and/or the Underlying Funds purchase a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. A Fund and/or the Underlying Funds may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.



     The cost to a Fund and/or the Underlying Funds of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund and/or the Underlying Funds own or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.



     Pursuant to federal securities rules and regulations, a Fund's and/or the Underlying Funds' use of forward currency contracts may require that Fund and/or the Underlying Funds to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by a Fund and/or the Underlying Funds) expose a Fund and/or the Underlying Funds to an obligation to another party. A Fund and/or the Underlying Funds will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and/or each Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover a Fund's and/or the Underlying Funds' obligation will also be treated as illiquid for purposes of determining the Fund's and/or the Underlying Funds' maximum allowable investment in illiquid securities.



     To the extent that a purchased option is deemed illiquid, a Fund and/or the Underlying Funds will treat the market value of the purchased option (i.e., the amount at risk to the Fund and/or each Underlying Funds) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.



     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of a Fund's and/or Underlying Funds' assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's and/or Underlying Funds' ability to meet redemption requests or other current obligations.



     GENERAL RISKS OF HEDGING STRATEGIES. The use by the Funds and/or the Underlying Funds of hedging strategies involves special considerations and risks, as described below.



     (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and/or PowerShares Capital and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.


     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.


     (4) There is no assurance that a Fund and/or the Underlying Funds will use hedging transactions. For example, if a Fund and/or the Underlying Funds determine that the cost of hedging will exceed the potential benefit to the Fund and/or the Underlying Funds, the Fund and/or the Underlying Funds will not enter into such transaction.


DIVERSIFICATION REQUIREMENTS - AIM V.I. MONEY MARKET FUND

     As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

     The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

     The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security).

FUND POLICIES FOR THE FUNDS


     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Financial Services Fund and AIM V.I. PowerShares ETF Allocation Fund are not subject to restriction (1) and AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Leisure Fund, AIM V.I. PowerShares ETF Allocation Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund are not subject to the concentration restriction located in the first sentence of the first paragraph of restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.


     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;


     AIM V.I. Financial Services Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in financial services-related industries. AIM V.I. Global Health Care Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in health care industries. AIM V.I. Global Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. AIM V.I. Leisure Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in leisure-related industries. AIM V.I. PowerShares ETF Allocation Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of investment companies. AIM V.I. Technology Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in technology-related industries. AIM V.I. Utilities Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries;


     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

     The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.


     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. PowerShares ETF Allocation is not subject to restriction (1) and AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Leisure Fund, AIM V.I. PowerShares ETF Allocation Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund are not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.


     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging except that AIM V.I. High Yield Fund, AIM V.I. Diversified Income Fund and AIM V.I. Government Securities Fund may borrow from banks for leveraging in an amount not exceeding 5% of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made. The Fund may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


     (3) IN COMPLYING WITH THE FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION, all Funds except AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.



     For purposes of AIM V.I. Financial Services Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in a financial services-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in financial services-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within financial services-related industries.



     For purposes of AIM V.I. Global Health Care Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in health care industries if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.



     For purposes of AIM V.I. Global Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that own property, or that make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.



     For purposes of AIM V.I. Leisure Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be in the leisure industry if (1) at least 50% of its gross income or its net sales are derived from products or services related to the leisure activities of individuals; (2) at least 50% of its assets are devoted to producing revenues through products or services related to the leisure activities of individuals; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is in products or services related to leisure activities of individuals.

     For purposes of AIM V.I. Technology Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a technology-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in technology-related industries;
(2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within technology-related industries.



     For purposes of AIM V.I. Utilities Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a utilities-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in utilities-related industries;
(2) at least 50% of its assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within utilities-related industries.


     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may currently not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.


     In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

Temporary Defensive Position (for V.I. Funds)



     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments (including shares of Affiliated Money Market Funds).


PORTFOLIO TURNOVER


     For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates for each Fund, except for AIM V.I. Money Market Fund, are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in AIM's investment outlook.



                FUND NAME                    2008    2007
                ---------                   ------   ----
AIM V.I. Basic Balanced Fund                  50%     47%
AIM V.I. Basic Value Fund                     58%     25%
AIM V.I. Capital Appreciation Fund           103%     71%
AIM V.I. Capital Development Fund             99%    109%
AIM V.I. Core Equity Fund                     36%     45%
AIM V.I. Diversified Income Fund              35%     67%
AIM V.I. Dynamics Fund                       106%    115%
AIM V.I. Financial Services Fund              47%      9%
AIM V.I. Global Health Care Fund              67%     66%
AIM V.I. Global Real Estate Fund              62%     57%
AIM V.I. Government Securities Fund          109%    106%
AIM V.I. High Yield Fund                      85%    113%
AIM V.I. International Growth Fund            44%     20%
AIM V.I. Large Cap Growth Fund                41%     58%
AIM V.I. Leisure Fund                          7%     15%
AIM V.I. Mid Cap Core Equity Fund             62%     62%
AIM V.I. PowerShares ETF Allocation Fund*      6%     N/A
AIM V.I. Small Cap Equity Fund                55%     45%
AIM V.I. Technology Fund                      81%     59%
AIM V.I. Utilities Fund                       15%     30%



* AIM V.I. PowerShares ETF Allocation Fund commenced operations on October 22, 2008.


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

     General Disclosures

     The Holdings Disclosure Policy permits Invesco Aim to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes Invesco Aim to disclose, pursuant to the following table, the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies") and Invesco Aim has entered into a nondisclosure agreement:

              DISCLOSURE                            DATE AVAILABLE/LAG
              ----------                 ---------------------------------------
Month-end top ten holdings               Available 10 days after  month-end
                                         (Holdings  as of June 30 available
                                         July 10)

Calendar quarter-end complete holdings   Available 25 days after calendar
                                         quarter-end  (Holdings as of June 30
                                         available July 25)

Fiscal quarter-end complete holdings     Available 55 days after fiscal
                                         quarter-end  (Holdings as of June 30
                                         available August 24)

     Selective Disclosures

     SELECTIVE DISCLOSURE - TO INSURANCE COMPANIES. The Policy permits Invesco Aim to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to five days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that Invesco Aim posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate an Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. Invesco Aim does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management Group Inc. ("Invesco Aim Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-Disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.


     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.


     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day-to-day operations of the Funds.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees").


     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountant; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act, (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended December 31, 2008, the Audit Committee held five meetings.

     The members of the Compliance Committee are Messrs. Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2008, the Compliance Committee held seven meetings.


     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.


     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2008, the Governance Committee held seven meetings.


     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2008, the Investments Committee held six meetings.


     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board, (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues, (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing and understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. During the fiscal year ended December 31, 2008, the Valuation, Distribution and Proxy Oversight Committee held six meetings.



     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim's Independent Distribution Consultant (the "Distribution Consultation") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2008, the Special Market Timing Litigation Committee held did not meet.


Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in the AIM Funds Complex is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008 is found in Appendix D.

Appendix D also provides information regarding compensation paid to Russell Burk, the Funds' Senior Vice President and Senior Officer, during the year ended December 31,2008.


Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.

     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who became a trustee prior to December 1, 2008 and has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirement after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service or if the trustee has elected, in a discounted lump sum payment. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits is upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.


Deferred Compensation Agreements


     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five or up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


CODE OF ETHICS

     Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The

     AIM Family of Funds--Registered Trademark--, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Advisor/Sub-Advisor (as defined herein):


                 FUND NAME                 ADVISOR/SUB-ADVISOR
                 ---------                 -------------------
AIM V.I. Basic Balanced Fund                   Invesco Aim
AIM V.I. Basic Value Fund                      Invesco Aim
AIM V.I. Capital Appreciation Fund             Invesco Aim
AIM V.I. Capital Development Fund              Invesco Aim
AIM V.I. Core Equity Fund                      Invesco Aim
AIM V.I. Diversified Income Fund                   IINA
AIM V.I. Dynamics Fund                         Invesco Aim
AIM V.I. Financial Services Fund               Invesco Aim
AIM V.I. Global Health Care Fund               Invesco Aim
AIM V.I. Global Real Estate Fund                   IINA
AIM V.I. Government Securities Fund                IINA
AIM V.I. High Yield Fund                           IINA
AIM V.I. International Growth Fund             Invesco Aim
AIM V.I. Large Cap Growth Fund                 Invesco Aim
AIM V.I. Leisure Fund                          Invesco Aim
AIM V.I. Mid Cap Core Equity Fund              Invesco Aim
AIM V.I. Money Market Fund                         IINA
AIM V.I. PowerShares ETF Allocation Fund           IINA
AIM V.I. Small Cap Equity Fund                 Invesco Aim
AIM V.I. Technology Fund                       Invesco Aim
AIM V.I. Utilities Fund                        Invesco Aim


     Invesco Aim or the Sub-Advisor, as applicable, will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


     Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2008 is available, without charge, at our website, http://www.invescoaim.com. This information is also available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco Aim are not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

     Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, Invesco Aim receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

     Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                MAXIMUM ADVISORY FEE
                                   ANNUAL RATE/NET ASSETS PER ADVISORY      MAXIMUM ADVISORY FEE RATE AFTER    RATES COMMITTED UNTIL
           FUND NAME                            AGREEMENT                          JANUARY 1, 2005                     DATE
-------------------------------  --------------------------------------  ------------------------------------  ---------------------
AIM V.I. Basic Balanced Fund            0.75% of the first $150 million       0.62% of the first $150 million       12/31/2009
                                  0.50% of the excess over $150 million       0.50% of the next $4.85 billion
                                                                                0.475% of the next $5 billion
                                                                         0.45% of the excess over $10 billion

                                                                                                                MAXIMUM ADVISORY FEE
                                   ANNUAL RATE/NET ASSETS PER ADVISORY      MAXIMUM ADVISORY FEE RATE AFTER    RATES COMMITTED UNTIL
           FUND NAME                            AGREEMENT                          JANUARY 1, 2005                     DATE
-------------------------------  --------------------------------------  ------------------------------------  ---------------------
AIM V.I. Basic Value Fund              0.695% of the first $250 million                  N/A                           N/A
                                         0.67% of the next $250 million
                                        0.645% of the next $500 million
                                         0.62% of the next $1.5 billion
                                        0.595% of the next $2.5 billion
                                         0.57% of the next $2.5 billion
                                        0.545% of the next $2.5 billion
                                   0.52% of the excess over $10 billion

AIM V.I. Capital Appreciation           0.65% of the first $250 million      0.695% of the first $250 million       12/31/2009
Fund                              0.60% of the excess over $250 million       0.625% of the next $750 million
                                                                               0.62% of the next $1.5 billion
                                                                              0.595% of the next $2.5 billion
                                                                               0.57% of the next $2.5 billion
                                                                              0.545% of the next $2.5 billion
                                                                         0.52% of the excess over $10 billion

AIM V.I. Capital Development            0.75% of the first $350 million      0.745% of the first $250 million       04/30/2010
Fund                             0.625% of the excess over $350 million        0.73% of the next $250 million
                                                                              0.715% of the next $500 million
                                                                               0.70% of the next $1.5 billion
                                                                              0.685% of the next $2.5 billion
                                                                               0.67% of the next $2.5 billion
                                                                              0.655% of the next $2.5 billion
                                                                         0.64% of the excess over $10 billion

AIM V.I. Core Equity Fund               0.65% of the first $250 million      0.695% of the first $250 million       12/31/2009
                                  0.60% of the excess over $250 million        0.67% of the next $250 million
                                                                              0.645% of the next $500 million
                                                                               0.62% of the next $1.5 billion
                                                                              0.595% of the next $2.5 billion
                                                                               0.57% of the next $2.5 billion
                                                                              0.545% of the next $2.5 billion
                                                                         0.52% of the excess over $10 billion

AIM V.I. Diversified Income             0.60% of the first $250 million                  N/A                           N/A
Fund                              0.55% of the excess over $250 million

AIM V.I. Dynamics Fund                 0.745% of the first $250 million                  N/A                           N/A
                                         0.73% of the next $250 million
                                        0.715% of the next $500 million
                                         0.70% of the next $1.5 billion
                                        0.685% of the next $2.5 billion
                                         0.67% of the next $2.5 billion
                                        0.655% of the next $2.5 billion
                                   0.64% of the excess over $10 billion

AIM  V.I. Financial Services            0.75% of the first $250 million                  N/A                           N/A
Fund                                     0.74% of the next $250 million
                                         0.73% of the next $500 million
                                         0.72% of the next $1.5 billion
                                         0.71% of the next $2.5 billion
                                         0.70% of the next $2.5 billion
                                         0.69% of the next $2.5 billion
                                   0.68% of the excess over $10 billion

AIM V.I. Global Health Care             0.75% of the first $250 million                  N/A                           N/A

                                                                                                                MAXIMUM ADVISORY FEE
                                   ANNUAL RATE/NET ASSETS PER ADVISORY      MAXIMUM ADVISORY FEE RATE AFTER    RATES COMMITTED UNTIL
           FUND NAME                            AGREEMENT                          JANUARY 1, 2005                     DATE
-------------------------------  --------------------------------------  ------------------------------------  ---------------------
Fund                                     0.74% of the next $250 million
                                         0.73% of the next $500 million
                                         0.72% of the next $1.5 billion
                                         0.71% of the next $2.5 billion
                                         0.70% of the next $2.5 billion
                                         0.69% of the next $2.5 billion

                                   0.68% of the excess over $10 billion

AIM V.I. Global Real Estate             0.75% of the first $250 million                  N/A                           N/A
Fund                                     0.74% of the next $250 million
                                         0.73% of the next $500 million
                                         0.72% of the next $1.5 billion
                                         0.71% of the next $2.5 billion
                                         0.70% of the next $2.5 billion
                                         0.69% of the next $2.5 billion
                                   0.68% of the excess over $10 billion

AIM V.I. Government Securities          0.50% of the first $250 million                  N/A                           N/A
Fund                              0.45% of the excess over $250 million

AIM V.I. High Yield Fund               0.625% of the first $200 million                  N/A                           N/A
                                         0.55% of the next $300 million
                                         0.50% of the next $500 million
                                    0.45% of the excess over $1 billion

AIM V.I. International Growth           0.75% of the first $250 million                  N/A                           N/A
Fund                              0.70% of the excess over $250 million


AIM V.I. Large Cap Growth Fund         0.695% of the first $250 million                  N/A                           N/A
                                         0.67% of the next $250 million
                                        0.645% of the next $500 million
                                         0.62% of the next $1.5 billion
                                        0.595% of the next $2.5 billion
                                         0.57% of the next $2.5 billion
                                        0.545% of the next $2.5 billion
                                   0.52% of the excess over $10 billion

AIM V.I. Leisure Fund                   0.75% of the first $250 million                  N/A                           N/A
                                         0.74% of the next $250 million
                                         0.73% of the next $500 million
                                         0.72% of the next $1.5 billion
                                         0.71% of the next $2.5 billion
                                         0.70% of the next $2.5 billion
                                         0.69% of the next $2.5 billion
                                   0.68% of the excess over $10 billion

AIM V.I. Mid Cap Core Equity           0.725% of the first $500 million                  N/A                           N/A
Fund                                     0.70% of the next $500 million
                                        0.675% of the next $500 million
                                  0.65% of the excess over $1.5 billion

AIM V.I. Money Market Fund              0.40% of the first $250 million                  N/A                           N/A
                                  0.35% of the excess over $250 million

AIM V.I. PowerShares ETF                0.67% of the first $250 million
Allocation Fund                         0.655% of the next $250 million

                                                                                                                MAXIMUM ADVISORY FEE
                                   ANNUAL RATE/NET ASSETS PER ADVISORY      MAXIMUM ADVISORY FEE RATE AFTER    RATES COMMITTED UNTIL
           FUND NAME                            AGREEMENT                          JANUARY 1, 2005                     DATE
-------------------------------  --------------------------------------  ------------------------------------  ---------------------
                                         0.64% of the next $500 million                  N/A                           N/A
                                        0.625% of the next $1.5 billion
                                         0.61% of the next $2.5 billion
                                        0.595% of the next $2.5 billion
                                         0.58% of the next $2.5 billion
                                  0.565% of the excess over $10 billion

AIM V.I. Small Cap Equity Fund         0.745% of the first $250 million                  N/A                           N/A
                                         0.73% of the next $250 million
                                        0.715% of the next $500 million
                                         0.70% of the next $1.5 billion
                                        0.685% of the next $2.5 billion
                                         0.67% of the next $2.5 billion
                                        0.655% of the next $2.5 billion
                                   0.64% of the excess over $10 billion

AIM V.I. Technology Fund                0.75% of the first $250 million                  N/A                           N/A
                                         0.74% of the next $250 million
                                         0.73% of the next $500 million
                                         0.72% of the next $1.5 billion
                                         0.71% of the next $2.5 billion
                                         0.70% of the next $2.5 billion
                                         0.69% of the next $2.5 billion
                                   0.68% of the excess over $10 billion

AIM V.I. Utilities Fund               0.60% of average daily net assets                  N/A                           N/A


     Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Fund.


     Invesco Aim has contractually agreed through at least April 30, 2010 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco Aim receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



     Invesco Aim has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2010, to the extent necessary to limit Total Annual Fund Operating Expenses (excluding: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by each Fund's Board of Trustees; and
(vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:



FUND                                                     EXPENSE LIMITATION
----                                                     ------------------
AIM V.I. Basic Balanced Fund -                Series I          0.91%
                                             Series II          1.16%
AIM V.I. Basic Value Fund -                   Series I          1.30%
                                             Series II          1.45%
AIM V.I. Capital Appreciation Fund -          Series I          1.30%
                                             Series II          1.45%

FUND                                                     EXPENSE LIMITATION
----                                                     ------------------
AIM V.I. Capital Development Fund -           Series I          1.30%
                                             Series II          1.45%
AIM V.I. Core Equity Fund -                   Series I          1.30%
                                             Series II          1.45%
AIM V.I. Diversified Income Fund -            Series I          0.75%
                                             Series II          1.00%
AIM V.I. Dynamics Fund -                      Series I          1.30%
                                             Series II          1.45%
AIM V.I. Financial Services Fund -            Series I          1.30%
                                             Series II          1.45%
AIM V.I. Global Health Care Fund -            Series I          1.30%
                                             Series II          1.45%
AIM V.I. Global Real Estate Fund -            Series I          1.30%
                                             Series II          1.45%
AIM V.I. Government Securities Fund -         Series I          0.73%
                                             Series II          0.98%
AIM V.I. High Yield Fund -                    Series I          0.95%
                                             Series II          1.20%
AIM V.I. International Growth Fund -          Series I          1.30%
                                             Series II          1.45%
AIM V.I. Large Cap Growth Fund -              Series I          1.01%
                                             Series II          1.26%
AIM V.I. Leisure Fund -                       Series I          1.01%
                                             Series II          1.26%
AIM V.I. Mid Cap Core Equity Fund -           Series I          1.30%
                                             Series II          1.45%
AIM V.I. Money Market Fund -                  Series I          1.30%
                                             Series II          1.45%
AIM V.I. PowerShares ETF Allocation Fund -    Series I          0.18%
                                             Series II          0.43%
AIM V.I. Small Cap Equity Fund -              Series I          1.15%
                                             Series II          1.40%
AIM V.I. Technology Fund -                    Series I          1.30%
                                             Series II          1.45%
AIM V.I. Utilities Fund -                     Series I          0.93%
                                             Series II          1.18%


     Contractual fee waivers or reductions may not be terminated or amended to a Funds detriment during the period stated in the agreement between Invesco Aim and such Fund.

     The management fees payable by each Fund, the amounts waived by Invesco Aim and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

INVESTMENT SUB-ADVISOR

     Invesco Aim has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Advisors Act, are:

     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

     Invesco Asset Management Ltd. ("Invesco Asset Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional"); and

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and


     Invesco Trimark Ltd. ("Invesco Trimark") (each a "Sub-Advisor" and collectively, the "Sub-Advisors").



     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.


     The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

Portfolio Managers

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

          -    The dollar range of the managers' investments in each Fund.

          -    A description of the managers' compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, Invesco Aim will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco Aim if a Fund engages in securities lending activities, as well as the compensation Invesco Aim may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
(b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco Aim's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     Invesco Aim's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco Aim will provide, a lending Fund will pay Invesco Aim a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco Aim currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICES AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, Invesco Aim contracts with Participating Insurance Companies to provide certain services related to operations of the Trust. These services may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing Contract owners; the maintenance of master accounts; the facilitation of purchases and redemptions requested by Contract owners; and the servicing of Contract owner accounts.

     Each Participating Insurance Company negotiates the fees to be paid for the provision of these services. The cost of providing the services and the overall package of services provided may vary from one Participating Insurance Company to another. Invesco Aim does not make an independent assessment of the cost of providing such services.

     Effective May 1, 1998, the Funds agreed to reimburse Invesco Aim for its costs in paying the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by Invesco Aim to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by Invesco Aim out of its own financial resources.

     Administrative services fees paid to Invesco Aim by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain shareholder services for the Funds. The TA Agreement provides that Invesco Aim Investment Services will receive a per trade fee plus out-of-pocket expenses to process orders for purchases, and redemptions of shares; prepare and transmit payments for dividends and distributions declared by the Funds; and maintain shareholder accounts.

     SUB-TRANSFER AGENT. Invesco Trimark, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Trimark and Invesco Aim Investment Services. The Trust does not pay a fee to Invesco Trimark for these services. Rather Invesco Trimark is compensated by Invesco Aim Investment Services, as a sub-contractor.


     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM V.I. Money Market Fund. JPMorgan Chase Bank, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds.

     The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under their contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.


     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

     Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisor's primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


     Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31 are found in Appendix J. The AIM V.I. PowerShares ETF Allocation Fund is a fund of funds, and therefore does not allow transactions for brokerage commissions. However, for such data for each of the Undelying Funds which comprise the subject fund of funds, please see the SAI of each Underlying Fund.


COMMISSIONS

     During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, Invesco Aim, Invesco Aim Distributors, the Sub-Advisor or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or Invesco Aim's overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:


     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.



     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.


          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.


     3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.

     Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

          - proprietary research created by the Broker executing the trade, and

          - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

          - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

          - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

          - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

          - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

          - Fundamental/Industry Analysis - industry specific fundamental investment research.

          - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

          - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2008 are found in Appendix K.


REGULAR BROKERS


     Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2008 is found in Appendix K.


ALLOCATION OF PORTFOLIO TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts.

However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by Invesco Aim may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. Invesco Aim shall combine indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, Invesco Aim shall allocate such transactions in accordance with the following procedures:

     Invesco Aim or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. Invesco Aim will allocate securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.


     Invesco Trimark, Invesco Australia, Invesco Global, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner believed by Invesco Trimark, Invesco Australia, Invesco Global, Invesco Hong Kong and Invesco Japan to be fair and equitable.


     Invesco Asset Management and Invesco Institutional allocate IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management, Invesco Global and Invesco Institutional to be fair and equitable.

     Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

                        PURCHASE AND REDEMPTION OF SHARES

     The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

     The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

     The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

CALCULATION OF NET ASSET VALUE

     For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all of its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

     The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

     The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

     The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM V.I. Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

     Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

     For All Other Funds: Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Short-term obligations having 60 days or less to maturity and commercial paper are priced at amortized cost, which approximates value.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry, and company performance.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each non-money market fund's portfolio securities transactions are recorded no later than the first business day following the trade date. Transactions in money market fund portfolio securities transactions are recorded no later than the first business day following the trade date. Transactions in money market fund portfolio securities are normally accounted for on a trade date basis.

REDEMPTIONS IN KIND

     Although the Funds, except AIM V.I. Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

PAYMENTS TO PARTICIPATING INSURANCE COMPANIES AND/OR THEIR AFFILIATES

     Invesco Aim or Invesco Aim Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Invesco Aim or Invesco Aim Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in Invesco Aim's or Invesco Aim Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, Invesco Aim and Invesco Aim Distributors have entered into unique agreements with RiverSource Life Insurance Company and its affiliates ("RiverSource"), where the payment obligation of Invesco Aim or Invesco Aim Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that RiverSource obtains an SEC order to substitute out such RiverSource assets in the Funds or such RiverSource assets in the Funds falls below a pre-determined level, payments by Invesco Aim or Invesco Aim Distributors to RiverSource can then be terminated. Any payments described above will not change the price paid by RiverSource for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Invesco Aim or Invesco Aim Distributors determines the cash payments described above in its discretion in response to requests from RiverSource, based on factors it deems relevant. RiverSource may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


     A list of certain entities that received payments as described in this Statement of Additional Information during the 2008 calendar year is attached as Appendix L. The list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to entities not listed below. Accordingly, please contact your Participating Insurance Company to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and distribute dividends representing substantially all net investment income as follows:

                                           DIVIDENDS   DIVIDENDS
                                            DECLARED      PAID
                                           ---------   ---------
AIM V.I. Basic Balanced Fund                annually    annually
AIM V.I. Basic Value Fund                   annually    annually
AIM V.I. Capital Appreciation Fund          annually    annually
AIM V.I. Capital Development Fund           annually    annually
AIM V.I. Core Equity Fund                   annually    annually

AIM V.I. Diversified Income Fund            annually    annually
AIM V.I. Dynamics Fund                      annually    annually
AIM V.I. Financial Services Fund            annually    annually
AIM V.I. Global Health Care Fund            annually    annually
AIM V.I. Global Real Estate Fund            annually    annually
AIM V.I. Government Securities Fund         annually    annually
AIM V.I. High Yield Fund                    annually    annually
AIM V.I. International Growth Fund          annually    annually
AIM V.I. Large Cap Growth Fund              annually    annually
AIM V.I. Leisure Fund                       annually    annually
AIM V.I. Mid Cap Core Equity Fund           annually    annually
AIM V.I. Money Market Fund                     daily     monthly
AIM V.I. PowerShares ETF Allocation Fund    annually    annually
AIM V.I. Small Cap Equity Fund              annually    annually
AIM V.I. Technology Fund                    annually    annually
AIM V.I. Utilities Fund                     annually    annually



     Each Fund intends to distribute annually substantially all of its capital gains net income (excess of capital gains over capital losses); however, each Fund may declare and pay capital gain distributions more than once per year, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.



     All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the ex-dividend date.


     AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

     It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

     Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

     QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the "Code", as a RIC for each taxable year.



     As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) (the "Distribution Requirement"). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.



     In addition to satisfying the Distribution Requirement, a RIC must, among other things, meet the following requirements: (A) Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships; and (B) Each Fund must satisfy an asset diversification test (the "Asset Diversification Test").


     The Asset Diversification Test requires that at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


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


     SPECIAL RULES APPLICABLE TO VARIABLE CONTRACTS. Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Asset Diversification is satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Failure of a Fund to satisfy the
Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company separate accounts.



     Also, a contract holder should not be able to direct the Fund's investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.



     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. In any calendar year in which the investment made by Invesco Aim and its affiliates in a Fund does not exceed $250,000, the Fund will qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Funds that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.



     CONSENT DIVIDENDS. A Fund may utilize consent dividend provisions of
Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund. The holding of the foreign currencies and investments by a Fund and/or the Underlying Funds in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.



     INVESTMENT BY A FUND IN FOREIGN SECURITIES. Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's and/or the Underlying Funds' total assets at the close of the taxable year consists of securities of foreign corporations, the Fund and/or the Underlying Funds may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.


     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. The AIM V.I. PowerShares ETF Allocation Fund will invest its assets in shares of the Underlying Funds, cash and money market instruments. Accordingly, the AIM V.I. PowerShares ETF Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest earned on cash and money market instruments. If an Underlying Fund qualifies for treatment as a regulated investment company under the Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (1) dividends paid to the AIM V.I. PowerShares ETF Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions and net short-term capital gains) will be taxable to the AIM V.I. PowerShares ETF Allocation Fund as ordinary income and (2) dividends paid to the AIM V.I. PowerShares ETF Allocation Fund that an Underlying Fund designates as capital gain dividends will be taxable to the AIM V.I. PowerShares ETF Allocation Fund as long-term capital gain. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the AIM V.I. PowerShares ETF Allocation Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the AIM V.I. PowerShares ETF Allocation Fund and instead will increase its basis for the newly purchased shares.


     SWAP AGREEMENTS. A Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. Each Fund intends to monitor developments in this area.


     INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Certain Funds may invest in U.S.-qualified REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, "taxable mortgage pools." Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S.-qualified REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to Federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

     The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays Invesco Aim Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

     The Plan compensates Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of Invesco Aim Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

     Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse Invesco Aim Distributors for the actual expenses Invesco Aim Distributors may incur in fulfilling its obligations under the Plan. Thus, even if Invesco Aim Distributors' actual expenses exceed the fee payable to Invesco Aim Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' expenses are less than the fee it receives, Invesco Aim Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.).

     Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

     Invesco Aim Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, Invesco Aim Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of Invesco Aim Distributors.


     See Appendix M for a list of the amounts paid by Series II shares to Invesco Aim Distributors pursuant to the Plan for the year, or period, ended December 31, 2008 and Appendix N for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2008.

     As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

     Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires Invesco Aim Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

     Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

DISTRIBUTOR

     The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreement provides Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

     The Trust (on behalf of any class of any Fund) or Invesco Aim Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                              FINANCIAL STATEMENTS


     Each Fund's Financial Statements for the period ended December 31, 2008, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed onFebruary 26, 2009.


     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds and approved by the staff of the SEC. Further details regarding the IDC Plan and planned distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund.


     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing


     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix O-1.



     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. The parties in the amended complaints have agreed in principle to settle the actions. A list identifying the amended complaints in the MDL Court and details of the settlements are included in Appendix O-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix O-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing


     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. One lawsuit was settled and dismissed in May 2008; while the other, has been consolidated into the MDL Court for pre-trial purposes. The lawsuit that has been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix O-2.

                                   APPENDIX A


                           RATINGS OF DEBT SECURITIES



     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.



                         MOODY'S LONG-TERM DEBT RATINGS



     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



     BAA; Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



     B: Obligations rated B are considered speculative and are subject to high credit risk.



     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                     MOODY'S SHORT-TERM PRIME RATING SYSTEM



P-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



P-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



P-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



Not Prime



Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



     Moody's municipal ratings are as follows:



            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS



     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.



     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.



                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.


     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.



     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.



     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS



     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



     S&P describes its ratings for corporate and municipal bonds as follows:



     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     NR: Not Rated.



                                S&P DUAL RATINGS



     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).



                          S&P COMMERCIAL PAPER RATINGS



     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.



     These categories are as follows:



     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.



                        S&P SHORT-TERM MUNICIPAL RATINGS



     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:



     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     SP-3: Speculative capacity to pay principal and interest.



                         FITCH LONG-TERM CREDIT RATINGS



     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.



     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.



     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.



     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.



     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.



     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.



     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.



     NR: Indicates that Fitch does not rate the specific issue.



     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.



     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.



                      FITCH SPECULATIVE GRADE BOND RATINGS



     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.



     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.



     CC: Default of some kind appears probable.



     C: Bonds are in imminent default in payment of interest or principal.



     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS



     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"



     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.



     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.



     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS


                             (AS OF MARCH 31, 2009)



           SERVICE PROVIDER                           DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM Funds)
Absolute Color                              Financial Printer
Anglemyer & Co.                             Analyst (for certain AIM Funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM Funds)
Bear Stearns Pricing Direct, Inc.           Pricing Vendor (for certain AIM
                                            Funds)
BOSC, Inc.                                  Broker (for certain AIM Funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM
                                            Funds)
Cabrera Capital Markets                     Broker (for certain AIM Funds)
Charles River Systems, Inc.                 System Provider
Chas. P. Young Co.                          Financial Printer
Citigroup Global Markets, Inc.              Broker (for certain AIM Funds)
Classic Printers Inc.                       Financial Printer
Color Dynamics                              Financial Printer
Commerce Capital Markets                    Broker (for certain AIM Funds)
Crews & Associates                          Broker (for certain AIM Funds)
D.A. Davidson & Co.                         Broker (for certain AIM Funds)
Dechert LLP                                 Legal Counsel
DEPFA First Albany                          Broker (for certain AIM Funds)
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM Funds)
Finacorp Securities                         Broker (for certain AIM Funds)
First Miami Securities                      Broker (for certain AIM Funds)
First Tryon Securities                      Broker (for certain AIM Funds)
FT Interactive Data Corporation             Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM
                                            Funds)
GCom2 Solutions                             Software Provider (for certain AIM
                                            Funds)
George K. Baum & Company                    Broker (for certain AIM Funds)
Glass, Lewis & Co.                          System Provider (for certain AIM
                                            Funds)
Global Trend Alert                          Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.            Financial Printer
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM Funds)
ICRA Online Ltd.                            Rating & Ranking Agency (for certain
                                            AIM Funds)
Imageset                                    Financial Printer
iMoneyNet, Inc.                             Rating & Ranking Agency (for certain
                                            AIM Funds)
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain
                                            AIM Funds)
Invesco Aim Investment Services, Inc.       Transfer Agent
Invesco Senior Secured Management, Inc.     System Provider (for certain AIM
                                            Funds)
Investortools, Inc.                         Broker (for certain AIM Funds)
ITG, Inc.                                   Pricing Vendor (for certain AIM
                                            Funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM Funds)

        SERVICE PROVIDER                               DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------
J.P. Morgan Securities Inc.\
Citigroup Global Markets                    Lender (for certain AIM Funds)
Inc.\JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC                 Broker (for certain AIM Funds)
John Hancock Investment Management
Services, LLC                               Sub-advisor (for certain sub-advised
                                            accounts)
Jorden Burt LLP                             Special Insurance Counsel
KeyBanc Capital Markets, Inc.               Broker (for certain AIM Funds)
Kramer Levin Naftalis & Frankel LLP         Legal Counsel
Lipper, Inc.                                Rating & Ranking Agency (for certain
                                            AIM Funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM Funds)
Loop Capital Markets                        Broker (for certain AIM Funds)
M.R. Beal                                   Broker (for certain AIM Funds)
MarkIt Group Limited                        Pricing Vendor (for certain AIM Funds)
Merrill Communications LLC                  Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM Funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM
                                            Funds)
Morgan Keegan & Company, Inc.               Broker (for certain AIM Funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and            Securities Lender (for certain AIM Funds)
Morgan Stanley & Co. Incorporated
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM Funds)
Ness USA Inc.                               System provider
Noah Financial, LLC                         Analyst (for certain AIM Funds)
Omgeo LLC                                   Trading System
Page International                          Financial Printer
Piper Jaffray                               Analyst (for certain AIM Funds)
Prager, Sealy & Co.                         Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                  Independent Registered Public Accounting
                                            Firm (for all AIM Funds)
Protective Securities                       Broker (for certain AIM Funds)
Ramirez & Co., Inc.                         Broker (for certain AIM Funds)
Raymond James & Associates, Inc.            Broker (for certain AIM Funds)
RBC Capital Markets                         Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM Funds)
Reuters America LLC                         Pricing Service (for certain AIM Funds)
Rice Financial Products                     Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM Funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM Funds)
SAMCO Capital Markets, Inc.                 Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation    Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM Funds)
Signature                                   Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's/Standard                Pricing Service and Rating and Ranking
and Poor's Securities Evaluations, Inc.     Agency (each, respectively, for
                                            certain AIM Funds)
StarCompliance, Inc.                        System Provider
State Street Bank and Trust Company         Custodian, Lender,  Securities
                                            Lender, and System Provider (each,
                                            respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP         Legal Counsel
The Bank of New York                        Custodian and Securities Lender
                                            (each, respectively, for certain AIM
                                            Funds)
The MacGregor Group, Inc.                   Software Provider
The Savader Group LLC                       Broker (for certain AIM Funds)

       SERVICE PROVIDER                               DISCLOSURE CATEGORY
-----------------------------------------   -----------------------------------------
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM Funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM Funds)
Western Lithograph                          Financial Printer
Wiley Bros. Aintree Capital L.L.C.          Broker (for certain AIM Funds)
William Blair & Co.                         Broker (for certain AIM Funds)
XSP, LLC\Solutions Plus, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                              As of March 31, 2009



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
INTERESTED PERSONS
Martin L. Flanagan(1) - 1960         2007    Executive Director, Chief Executive Officer and           None
Trustee                                      President, Invesco Ltd. (ultimate parent of Invesco
                                             Aim and a global investment management firm);
                                             Chairman, Invesco Aim Advisors, Inc. (registered
                                             investment advisor); Trustee, The AIM Family of
                                             Funds--Registered Trademark--;  Vice Chairman,
                                             Investment Company Institute; and Member of
                                             Executive Board, SMU Cox School of Business

                                             Formerly: Director, Chairman, Chief Executive Officer
                                             and President, IVZ Inc. (holding company). INVESCO
                                             Group Services, Inc. (service provider) and Invesco
                                             North American Holdings, Inc. (holding company);
                                             Director, Chief Executive Officer and President,
                                             Invesco Holding Company Limited (parent of Invesco
                                             Aim and a global investment management firm);
                                             Director, Invesco Ltd.; Chairman, Investment Company
                                             Institute; and President, Co-Chief Executive Officer,
                                             Co-President, Chief Operating Officer and Chief
                                             Financial Officer, Franklin Resources, Inc. (global
                                             investment management organization)

Philip A. Taylor(2) - 1954           2006    Head of North American Retail and Senior Managing         None
Trustee, President and Principal             Director, Invesco Ltd.; Director, Chief Executive
Executive Officer                            Officer and President, Invesco Aim Advisors, Inc.
                                             and  1371 Preferred Inc. (holding company); Director,
                                             Chairman, Chief Executive Officer and President,
                                             Invesco Aim Management Group, Inc. (financial
                                             services holding company) and Invesco Aim Capital
                                             Management, Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and registered
                                             transfer agent) and AIM GP Canada Inc. (general
                                             partner for limited partnerships); Director, Invesco
                                             Aim Distributors, Inc. (registered broker dealer);
                                             Director and Chairman, Invesco Aim Investment
                                             Services, Inc. (registered transfer agent) and
                                             INVESCO Distributors, Inc. (registered broker
                                             dealer); Director, President and Chairman, INVESCO
                                             Inc. (holding company) and Invesco Canada Holdings
                                             Inc. (holding company);


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
                                             Chief Executive Officer, AIM Trimark Corporate Class
                                             Inc. (corporate mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund company);
                                             Director and Chief Executive Officer, Invesco Trimark
                                             Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                             Management Inc. d/b/a INVESCO Enterprise Services)
                                             (registered investment advisor and registered transfer
                                             agent) and Invesco Trimark Dealer Inc. (formerly AIM
                                             Mutual Fund Dealer Inc.) (registered broker dealer);
                                             Trustee, President and Principal Executive Officer, The
                                             AIM Family of Funds--Registered Trademark-- (other than
                                             AIM  Treasurer's Series Trust and Short-Term Investments
                                             Trust); Trustee and Executive Vice President, The AIM
                                             Family of Funds--Registered Trademark-- (AIM Treasurer's
                                             Series Trust and Short-Term Investments Trust only);
                                             and Manager, Invesco PowerShares Capital Management LLC

                                             Formerly: President, Invesco Trimark Dealer Inc.;
                                             Director and President, AIM Trimark Corporate Class
                                             Inc. and AIM Trimark Canada Fund Inc.; Director and
                                             President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                             (formerly AIM Funds Management Inc. d/b/a INVESCO
                                             Enterprise Services); Senior Managing Director,
                                             Invesco Holding Company Limited; Trustee and
                                             Executive Vice President, Tax-Free Investments Trust;
                                             Director and Chairman, Fund Management Company
                                             (former registered broker dealer); President and
                                             Principal Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and Tax-Free
                                             Investments Trust only); President, AIM Trimark Global
                                             Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                             Director, Trimark Trust (federally regulated Canadian
                                             trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944             1993    Chairman, Crockett Technology Associates (technology      ACE Limited (insurance
Trustee and Chair                            consulting company)                                       company); Captaris, Inc.
                                                                                                       (unified messaging
                                                                                                       provider); and Investment
                                                                                                       Company Institute

Bob R. Baker - 1936                  2001    Retired                                                   None
Trustee
Frank S. Bayley - 1939               2001    Retired                                                   None
Trustee                                      Formerly: Partner, law firm of Baker & McKenzie and
                                             Director, Badgley Funds, Inc. (registered investment
                                             company) (2 portfolios)
James T. Bunch - 1942                2004    Founder, Green, Manning & Bunch Ltd. (investment          Director, Van Gilder
Trustee                                      banking firm)                                             Insurance Company;  Board
                                                                                                       of Governors, Western
                                                                                                       Golf Association/Evans
                                                                                                       Scholars Foundation and
                                                                                                       Executive Committee,
                                                                                                       United States Golf
                                                                                                       Association

                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
Albert R. Dowden - 1941              2000    Director of a number of public and private business       None
Trustee                                      corporations, including the Boss Group, Ltd. (private
                                             investment and management); Continental Energy
                                             Services, LLC (oil and gas pipeline service); Reich &
                                             Tang Funds (registered investment company); Annuity
                                             and Life Re (Holdings), Ltd. (reinsurance company);
                                             and Homeowners of America Holding
                                             Corporation/Homeowners of America Insurance Company
                                             (property casualty company)
                                             Formerly:  Director, CompuDyne Corporation (provider
                                             of product and services to the public security
                                             market); Director, President and Chief Executive
                                             Officer, Volvo Group North America, Inc.; Senior Vice
                                             President, AB Volvo; Director of various public and
                                             private corporations

Jack M. Fields - 1952                1997    Chief Executive Officer, Twenty First Century Group,      Administaff
Trustee                                      Inc. (government affairs company); and Owner and
                                             Chief Executive Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate entertainment),
                                             Discovery Global Education Fund (non-profit) and
                                             Cross Timbers Quail Research Ranch (non-profit)
                                             Formerly: Chief Executive Officer, Texana Timber LP
                                             (sustainable forestry company)

Carl Frischling - 1937               1993    Partner, law firm of Kramer Levin Naftalis and            Director, Reich & Tang
Trustee                                      Frankel LLP                                               Funds (16 portfolios)

Prema Mathai-Davis - 1950            1998    Retired                                                   None
Trustee

Lewis F. Pennock - 1942              1993    Partner, law firm of Pennock & Cooper                     None
Trustee

Larry Soll - 1942                    2004    Retired                                                   None
Trustee

Raymond Stickel, Jr. - 1944          2005    Retired                                                   None
Trustee                                      Formerly: Director, Mainstay VP Series Funds, Inc.
                                             (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958               2005    Senior Vice President and Senior Officer, The AIM         N/A
Senior Vice President and Senior             Family of Funds--Registered Trademark--
Officer
                                             Formerly:  Director of Compliance and Assistant
                                             General Counsel, ICON Advisers, Inc.; Financial
                                             Consultant, Merrill Lynch; and General Counsel and
                                             Director of Compliance, ALPS Mutual Funds, Inc.

                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
John M. Zerr - 1962                  2006    Director, Senior Vice President, Secretary and            N/A
Senior Vice President, Chief                 General Counsel, Invesco Aim Management Group, Inc.,
Legal Officer and Secretary                  Invesco Aim Advisors, Inc. and Invesco Aim Capital
                                             Management, Inc.; Director, Senior Vice President and
                                             Secretary, Invesco Aim Distributors, Inc.; Director,
                                             Vice President and Secretary, Invesco Aim Investment
                                             Services, Inc. and INVESCO Distributors, Inc.;
                                             Director and Vice President, INVESCO Funds Group,
                                             Inc.; Senior Vice President, Chief Legal Officer and
                                             Secretary, The AIM Family of Funds--Registered Trademark--;
                                             and Manager, Invesco PowerShares Capital Management LLC
                                             Formerly:  Director, Vice President and Secretary,
                                             Fund Management Company; Vice President, Invesco Aim
                                             Capital Management, Inc.; Chief Operating Officer,
                                             Senior Vice President, General Counsel and Secretary,
                                             Liberty Ridge Capital, Inc. (an investment adviser);
                                             Vice President and Secretary, PBHG Funds (an
                                             investment company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an investment company);
                                             Chief Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment Partners (a
                                             broker-dealer); General Counsel and Secretary, Old
                                             Mutual Fund Services (an administrator); General
                                             Counsel and Secretary, Old Mutual Shareholder
                                             Services (a shareholder servicing center); Executive
                                             Vice President, General Counsel and Secretary, Old
                                             Mutual Capital, Inc. (an investment adviser); and
                                             Vice President and Secretary, Old Mutual Advisors
                                             Funds (an investment company)

Lisa O. Brinkley - 1959              2004    Global Compliance Director, Invesco Ltd.; and Vice        N/A
Vice President                               President, The AIM Family of Funds--Registered
                                             Trademark-- Formerly:  Senior Vice President, Invesco
                                             Aim Management Group, Inc.; Senior Vice President and
                                             Chief Compliance Officer, Invesco Aim Advisors, Inc.
                                             and The AIM Family of Funds--Registered Trademark--;
                                             Vice President and Chief Compliance Officer, Invesco Aim Capital
                                             Management, Inc. and Invesco Aim Distributors, Inc.;
                                             Vice President, Invesco Aim Investment Services, Inc.
                                             and Fund Management Company

                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
Kevin M. Carome - 1956               2003    General Counsel, Secretary and Senior Managing            N/A
Vice President                               Director, Invesco Ltd.; Director and Secretary,
                                             Invesco Holding Company Limited, and INVESCO Funds
                                             Group, Inc.; Director and Executive Vice President,
                                             IVZ, Inc., Invesco Group Services, Inc.; Invesco
                                             North American Holdings, Inc. and Invesco Investments
                                             (Bermuda) Ltd.; and Vice President, The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly:  Secretary, IVZ, Inc., Invesco Group
                                             Services, Inc. and Invesco North American Holdings,
                                             Inc.; Senior Managing Director and Secretary, Invesco
                                             Holding Company Limited; Director, Senior Vice
                                             President, Secretary and General Counsel, Invesco Aim
                                             Management Group, Inc. and Invesco Aim Advisors,
                                             Inc.; Senior Vice President, Invesco Aim
                                             Distributors, Inc.; Director, General Counsel and
                                             Vice President, Fund Management Company; Vice
                                             President, Invesco Aim Capital Management, Inc.,
                                             Invesco Aim Investment Services, Inc., Invesco Group
                                             Services, Inc. and IVZ Inc.; Senior Vice President,
                                             Chief Legal Officer and Secretary, The AIM Family of
                                             Funds--Registered Trademark--; Director and Vice
                                             President, INVESCO Distributors, Inc.; and Chief
                                             Executive Officer and President, INVESCO Funds
                                             Group, Inc.

Sheri  Morris - 1964                 2008    Vice President, Treasurer and Principal Financial         N/A
Vice President, Treasurer and                Officer, The AIM Family of Funds--Registered
Principal Financial Officer                  Trademark--; Vice President, Invesco Aim Advisors,
                                             Inc., Invesco Aim Capital Management, Inc. and
                                             Invesco Aim Private Asset Management Inc.

                                             Formerly: Assistant Vice President and Assistant
                                             Treasurer, The AIM Family of Funds--Registered
                                             Trademark-- and Assistant Vice President, Invesco
                                             Aim Advisors, Inc., Invesco Aim Capital Management,
                                             Inc. and Invesco Aim Private Asset Management, Inc.

                                   TRUSTEE                                                                       OTHER
                                    AND/OR                                                                  TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                  DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   -------------------------------------------------------   -------------------------
Karen Dunn Kelley - 1960             1993    Head of Invesco's World Wide Fixed Income and Cash        N/A
Vice President                               Management Group; Director of Cash Management and
                                             Senior Vice President, Invesco Aim Advisors, Inc. and
                                             Invesco Aim Capital Management, Inc.; Executive Vice
                                             President, Invesco Aim Distributors, Inc.; Senior
                                             Vice President, Invesco Aim Management Group, Inc.;
                                             Vice President, The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's Series Trust
                                             and Short-Term Investments Trust); and President and
                                             Principal Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM Treasurer's Series
                                             Trust and Short-Term Investments Trust only)

                                             Formerly: President and Principal Executive Officer,
                                             Tax-Free Investments Trust; Director and President,
                                             Fund Management Company; Chief Cash Management
                                             Officer and Managing Director, Invesco Aim Capital
                                             Management, Inc.; and Vice President, Invesco Aim
                                             Advisors, Inc. and The AIM Family of Funds--Registered
                                             Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek - 1967               2005    Anti-Money Laundering Compliance Officer, Invesco Aim     N/A
Anti-Money Laundering Compliance             Advisors, Inc., Invesco Aim Capital Management, Inc.,
Officer                                      Invesco Aim Distributors, Inc., Invesco Aim
                                             Investment Services, Inc., Invesco Aim Private Asset
                                             Management, Inc. and The AIM Family of Funds--Registered
                                             Trademark-- Formerly:  Anti-Money Laundering Compliance
                                             Officer, Fund Management Company

Todd L. Spillane - 1958              2006    Senior Vice President, Invesco Aim Management Group,      N/A
Chief Compliance Officer                     Inc.; Senior Vice President and Chief Compliance
                                             Officer, Invesco Aim Advisors, Inc. and Invesco Aim
                                             Capital Management, Inc.; Chief Compliance Officer,
                                             The AIM Family of Funds--Registered Trademark--,
                                             Invesco Global Asset Management (N.A.), Inc.
                                             (registered investment advisor), Invesco Institutional
                                             (N.A.), Inc. (registered investment advisor), INVESCO
                                             Private Capital Investments, Inc. (holding company),
                                             Invesco Private Capital, Inc. (registered investment
                                             advisor) and Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and Vice President,
                                             Invesco Aim Distributors, Inc. and Invesco Aim
                                             Investment Services, Inc.

                                             Formerly: Vice President, Invesco Aim Capital
                                             Management, Inc. and Fund Management Company

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2008


                                                             Aggregate Dollar Range of Equity
                                                               Securities in All Registered
                                                           Investment Companies Overseen by
                       Dollar Range of Equity Securities      Trustee in The AIM Family of
  Name of Trustee                    Per Fund                 Funds--Registered Trademark--
  ---------------      ---------------------------------   -----------------------------------
Martin L. Flanagan                    -0-                             Over $100,000
Philip A. Taylor                      -0-                                   -0-
Bob R. Baker                          -0-                             Over $100,000
Frank S. Bayley                       -0-                             Over $100,000
James T. Bunch                        -0-                             Over $100,000(3)
Bruce L. Crockett                     -0-                             Over $100,000(3)
Albert R. Dowden                      -0-                             Over $100,000
Jack M. Fields                        -0-                             Over $100,000(3)
Carl Frischling                       -0-                             Over $100,000(3)
Prema Mathai-Davis                    -0-                             Over $100,000(3)
Lewis F. Pennock                      -0-                             Over $100,000
Larry Soll                            -0-                             Over $100,000(3)
Raymond Stickel, Jr.                  -0-                             Over $100,000

----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE


     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2008:



                        AGGREGATE        RETIREMENT
                       COMPENSATION   BENEFITS ACCRUED   ESTIMATED ANNUAL          TOTAL
                         FROM THE          BY ALL          BENEFITS UPON    COMPENSATION FROM
       TRUSTEE           TRUST(1)       AIM FUNDS(2)       RETIREMENT(3)      ALL AIM FUNDS(4)
       -------         ------------   ----------------   ----------------   ------------------
Bob R. Baker              $31,143         $238,704           $170,766            $238,575
Frank S. Bayley            33,301          168,162            139,500             255,150
James T. Bunch             28,030          163,280            139,500             214,750
Bruce L. Crockett          60,398           90,641            139,500             463,050
Albert R. Dowden           32,874          111,458            139,500             251,900
Jack M. Fields             28,030          122,832            139,500             214,750
Carl Frischling(5)         32,973          101,872            139,500             252,650
Prema Mathai-Davis         30,281          119,858            139,500             232,075
Lewis F. Pennock           27,186           92,166            139,500             208,250
Larry Soll                 31,143          218,468            161,105             238,575
Raymond Stickel, Jr.       35,257           68,859            139,500             270,200
OFFICER
Russell Burk               63,464              N/A                N/A             484,181



(1) Amounts shown are based on the fiscal year ended December 31,2008. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2008, including earnings, was $65,702.



(2) During the fiscal year ended December 31, 2008, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $126,137.



(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.



(4) All trustees currently serve as trustee of 13 registered investment companies advised by Invesco Aim.



(5) During the fiscal year ended December 31, 2008, the Trust paid $84,137 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E

                     PROXY POLICY APPLIES TO THE FOLLOWING:

                           INVESCO AIM ADVISORS, INC.


INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)



The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)



INTRODUCTION



OUR BELIEF



The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.



Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.



IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES



I. ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



     Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.



     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.



     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.



     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II. INCENTIVES



Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.



Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.



     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.



III. CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V. ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



EXCEPTIONS



In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.



Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.



Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com

(INVESCO LOGO)


                    Invesco Asset Management Deutschland GmbH
                      Invesco Kapitalanlagegesellschaft mbH
                               PROXY VOTING POLICY



Version: 1.1
Changes to previous Version: Format
Update of Appendix B

(INVESCO LOGO)


                                 GENERAL POLICY



Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



Invesco believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.



Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



Invesco will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If Invesco decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.



BEST ECONOMIC INTERESTS OF CLIENTS



In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



CERTAIN PROXY VOTES MAY NOT BE CAST



In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Invesco does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.



ISS SERVICES



Invesco has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote Invesco's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, Invesco will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of Invesco's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

(INVESCO LOGO)


Custodians forward proxy materials for clients who rely on Invesco to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.



In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.



ISS RECUSAL



When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if Invesco does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where Invesco has a conflict of interest, Invesco, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.



OVERRIDE OF ISS RECOMMENDATION



There may be occasions where the Invesco investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.



PROXY VOTING RECORDS



Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.



                             CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.

(INVESCO LOGO)


In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and clients.



For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any person within the Invesco organization, which includes Invesco's affiliates.



Accordingly, each Invesco person must not put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship to Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each of Invesco's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Invesco's clients.



Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An Invesco person shall not be considered to have a conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.



The following are examples of situations where a conflict may exist:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where a Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



In the event that Invesco (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.



It is the responsibility of the Invesco person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.



In addition, any Invesco person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify Invesco's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within Invesco or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Compliance Officer

(INVESCO LOGO)


will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to,



     (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors,



     (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or



     (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.



                          ISS PROXY VOTING GUIDELINES



A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)



1.   INTRODUCTION



     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i) To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and



     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



          Note: Share Blocking



          Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS


     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).


     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii)  What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal



     iv)  Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.


7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



     - the likely impact of voting on management activity, versus the cost to the client



     - the portfolio management restrictions (e.g. share blocking) that may result from voting



     -    the preferences, where expressed, of clients



Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



SHARE BLOCKING



Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



                               (Quick Translation)



                    INTERNAL RULES ON PROXY VOTING EXECUTION



(PURPOSE)
ARTICLE 1



INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.



(PROXY VOTING POLICY)
ARTICLE 2



INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.



(VOTING EXERCISE STRUCTURE)
ARTICLE 3



Please refer to the Article 2 of Proxy Voting basic Policy as per attached.



(PROXY VOTING GUIDELINES)
ARTICLE 4



Please refer to Proxy Voting Guidelines (Attachment 2).



(PROXY VOTING PROCESS)
ARTICLE 5

1.   Domestic Equities



     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.



     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").



     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice



     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.



     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.



     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.



2.   FOREIGN EQUITIES



     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.



     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.



(DISCLOSURE OF INFORMATION)
ARTICLE 6



In case of the request from the customers, we can disclose the content.



(VOTING RECORD)
ARTICLE 7



-    The Committee preserves the record of Attachment 1 for one year.



- The administration office is the Investment Division which shall preserve all the related documents of this voting process.



- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.



Article 8 and addendum are omitted.

PROXY VOTING BASIC POLICY



1.   Basic Thought on Proxy Voting



          - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.



          - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.



          - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.



          - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.



2.   Voting Process and Structure



          - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.



          - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.



          - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.



          - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".



          - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".



          - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.



3.   Screening Standard



     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".



     (1)  Quantitative Standard



          1) Low profit margin of operational income and recurrent income for certain periods



          2)   Negative Net Assets/Insolvency



          3)   Extremely High Dividend Ratios or Low Dividend Ratios



     (2)  Qualitative Standard



          1) In breach of the substantial laws or anti-social activities for the past one year



          2) Impairment of the interests of the shareholders for the past one year



     (3)  Others



          1) External Auditor's Audit Report with the limited auditor's opinion



          2)   Shareholders' proposals

4.   Proxy Voting Guidelines



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



          2) Inappropriate disclosure which impairs the interests of shareholders?



          3)   Enough Business Improvement Efforts?



     (2)  Subjects on Financial Statements



               Any reasonable reasons for Interest Appropriation/Loss Disposal?



     (3)  Amendments to Articles of Incorporations, etc.



               Any possibility of the limitation to the shareholder's rights?



     (4)  Directors/Statutory Auditors



               Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?



     (5)  Capital Policy/Business Policy



               Unreasonable policy in terms of maximization of the shareholders' interests?



     (6)  Others



          1)   Shareholder's Proposals



               Contribution to the increase of the shareholders' economic interests?



          2)   Appointment of Auditor



               Any problem of independency?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)



Company Name:                                                       Year   Month
-------------                                                       ----   -----
Screening Criteria/Quantitative Criteria (consolidated or
(single))                                                           Yes      No

Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year
Screening Criteria/Qualitative Criteria

                                                                    Yes      No

Substantial breach of the laws/anti-social activities for the past one year
   If Yes, describe the content of the breach of the
      law/anti-social activities:
   Others, especially, any impairment of the value of the
      shareholders for the past one year
   If Yes, describe the content of the impairment of the value of shareholders:

Others

                                                                    Yes      No

External Auditor's report with the limited auditor's opinion
Shareholder's proposal



Person in charge of equities Initial investment Signature




-   If all Nos (ARROW) No objection to the agenda of the shareholders' meeting



- If one or more Yes (ARROW) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)



Proposal on Voting Execution



Reason for judgment



Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

                                                                  (Attachment 2)



Proxy Voting Guidelines



1.   PURPORT OF GUIDELINES



     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.



2.   GUIDELINES



     (1)  General Subjects



          1)   Any violation of laws and anti-social activities?



               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.



          2) Inappropriate disclosure which impairs the interests of shareholders?



               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.



          3)   Enough Business Improvement Efforts?



               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.



     (2)  Subjects on Financial Statements



          1)   Interest Appropriation Plan



               (1)  Interest Appropriation Plan (Dividends)



                    - To basically approve unless the extremely overpayment or minimum payment of the dividends



               (2) Interest Appropriation Plan (Bonus payment to corporate officers



                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment pay the bonus to the corporate officers without prior assessment.



          2)   Loss Disposal Plan



                    To scrutinize and judge respectively



     (3)  Amendments to Articles of Incorporation, etc.



          1)   Company Name Change/Address Change, etc.



          2)   Change of Purpose/Method of Public Announcement



          3)   Change of Business Operations, etc.



          4)   Change of Stipulations on Shareholders/Shareholders Meeting



          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors



               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively



     (4)  Subjects on Corporate Organization



          1)   Composition of Board of Directors Meeting, etc



               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"



               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.



          2)   Appointment of Directors



               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          3)   Appointment of Outside Directors



               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.



               -    To basically disagree the decrease in number.



               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.



               - To basically disagree in case of no-independence of the company



               - To basically disagree the extension of the board of directors' term.



          4)   Appointment of Statutory Auditors



               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.



               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.



          5)   Appointment of Outside Statutory Auditors



               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)



               - To basically disagree in case where the reason of the decrease in the number is not clearly described.



               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.



     (5)  Officer Remuneration/officer Retirement Allowances



          1)   Officer Remuneration



               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.



         2)   Officer Retirement Allowance



               -    To basically approve



               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.



               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.



               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.



2.   CAPITAL POLICY/BUSINESS POLICY



          1)   Acquisition of Own shares



               -    To basically approve



               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.



          2)   Capital Reduction



               - To basically disagree in case where the future growth of the business might be substantially decreased.

          3) Increase of the authorized capital - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.



          4) Granting of the stock options to Directors, Statutory Auditors and Employees



               -    To basically approve



               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.



               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end



               - To basically disagree the decrease of the exercise price (re-pricing)



               - To basically disagree in case where the exercise term remains less than 1 year.



               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.



          5)   Mergers and Acquisitions



               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.



          6)   Business Transfer/Acceptance



               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.



          7)   Capital Increase by the allocation to the thirdparties



               -    To basically analyze on a case by case basis



               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.



     (7)  Others



          1)   Appointment of Accountant



               -    To basically approve



               -    To basically disapprove on suspicion of its independency.



               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.



          2)   Shareholders' proposal



               -    To basically analyze on a case by case basis



               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED



                               PROXY VOTING POLICY



1.   Purpose of this Policy



     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.



     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.



2.   Scope



     This policy applies to all INVESCO portfolios with the following exceptions:



     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;



     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;



     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.



3.   Policy



     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:



     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.



     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).



     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);



          -    employee and executive share and option schemes;



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.



     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.



     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.



     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.



     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.



4.   Reporting and Disclosure



     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).



     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.



5.   Conflicts of Interest



     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.



     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED



                            INVESCO HONG KONG LIMITED



                               PROXY VOTING POLICY



                                  8 APRIL 2004

TABLE OF CONTENTS



Introduction                                                                   2
1. Guiding Principles                                                          3
2. Proxy Voting Authority                                                      4
3. Key Proxy Voting Issues                                                     7
4. Internal Admistration and Decision-Making Process                          10
5. Client Reporting                                                           12

INTRODUCTION



This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients



Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1. GUIDING PRINCIPLES



     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.



     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.



     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.



     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.



     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2. PROXY VOTING AUTHORITY



     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.



     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.



     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.



     2.4  INDIVIDUALLY-MANAGED CLIENTS



     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.



     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.



     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.



     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.



     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.



     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

     PROXY VOTING AUTHORITY



          Individually-Managed Clients



          Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.



          In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.



     2.5  POOLED FUND CLIENTS



     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.



     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.



     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.



     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:



          PROXY VOTING AUTHORITY



          Pooled Fund Clients



          In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.



          Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES



     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.



     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.



     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.



     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.



     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS



     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.



     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.



     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:



          KEY VOTING ISSUES



          Major Corporate Proposals



          Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.



          - contentious issues (eg. issues of perceived national interest, or where there has



          -    been extensive press coverage or public comment);



          -    approval of changes of substantial shareholdings;



          -    mergers or schemes of arrangement; and



          -    approval of major asset sales or purchases.

          As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.



          Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.



          Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.



3.6  ADMINISTRATIVE ISSUES



3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.



3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.



3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.



3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.



3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.



3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.



     KEY PROXY VOTING ISSUES



     Administrative Constraints



     In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.



     A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS



     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:
          __________________
         |                  |
         |      COMPANY     |
         |__________________|
                    |
                    | Notice Paper
     _________ ____ V___ _________ _________ _________ _________ _________
    |         |         |         |         |         |         |         |
    |Custodian|Custodian|Custodian|Custodian|Custodian|Custodian|Custodian|(etc)
    |  No. 1  |  No. 2  |  No. 3  |  No. 4  |  No. 5  |  No. 6  |  No. 7  |
    |_________|_________|_________|_________|_________|_________|_________|
                    |
Courier/Fax advice  | |         INSTRUCTION OF VOTING
          _________ V_| ___________
         |                         |
         |   IAL Settlement Team   |<---|
         |_________________________|    |
                     |                  |
                     | Memo             |
          ___________V ____________     |
         |                         |    |
         |      Primary Equity     |    |    ADVISE DECISION
         |  Investment Manager for |    |    (RETURN EMAIL)
         |     relevant market     |    |
         |_________________________|    |
                     |                  |
                     |   Decision       |
          ___________V ____________     |
         |                         |    |
         |          Vote           |----|
         |_________________________|



     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.



     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.



     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.



     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.



     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.



     4.7 The following policy commitments are implicit in these administrative and decision-making processes:



          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS



          Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.



          The voting decision will be made by the Primary Investment Manager responsible for the market in question.



          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.



          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.



          Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING



     5.1  Invesco will keep records of its proxy voting activities.



     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.



     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):



          CLIENT REPORTING



          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.



          Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     Proxy policy applies to the following:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.


                                 (INVESCO LOGO)



                              PROXY VOTING POLICIES



                                       AND



                                   PROCEDURES

                                                                     March, 2009

                                 GENERAL POLICY



     Each of Invesco Institutional (N.A.), Inc. its wholly-owned subsidiaries, and Invesco Global Asset Management (N.A.), Inc. (collectively, "Invesco"), has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.



     Invesco believes that it has a duty to manage clients' assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.



     Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.



                              PROXY VOTING POLICIES



VOTING OF PROXIES



     Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the "Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements" section below.



BEST ECONOMIC INTERESTS OF CLIENTS



     In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.



RISKMETRICS' SERVICES



     Invesco has contracted with RiskMetrics Group ("RiskMetrics," formerly known as ISS), an independent third party service provider, to vote Invesco's clients' proxies according to RiskMetrics' proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Voting Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco's clients. This may include a review of RiskMetrics' Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.



     Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client's account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives



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with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.



     In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.



PROXY VOTING FOR FIXED INCOME ASSETS AND STABLE VALUE WRAP AGREEMENTS



     Some of Invesco's fixed income clients hold interests in preferred stock of companies and some of Invesco's stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco's clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.



PROXY COMMITTEE



     The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.



     The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled "Best Economic Interests of Clients," above.



     The Proxy Committee also is responsible for monitoring adherence to these procedures, evaluating industry trends in proxy voting and engaging in the annual review described in the section entitled "RiskMetrics' Services," above.



RECUSAL BY RISKMETRICS OR FAILURE OF RISKMETRICS TO MAKE A RECOMMENDATION



     When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the "Conflicts of Interest" section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.



OVERRIDE OF RISKMETRICS' RECOMMENDATION



     There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics



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recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.



PROXY COMMITTEE MEETINGS



     When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.



     The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:



     (1)  describe any real or perceived conflict of interest,



     (2) determine whether such real or perceived conflict of interest is material,



     (3)  discuss any procedure used to address such conflict of interest,



     (4) report any contacts from outside parties (other than routine communications from proxy solicitors), and



     (5) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.



     Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.



CERTAIN PROXY VOTES MAY NOT BE CAST



     In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.



PROXY VOTING RECORDS



     The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how



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Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.



                              CONFLICTS OF INTEREST



PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE



     In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.



     In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco's clients. For each director, officer and employee of Invesco ("Invesco person"), the interests of Invesco's clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco's affiliates. Accordingly, no Invesco person may put "personal benefit," whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco's clients.



     Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:



     - Business Relationships - where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;



     - Personal Relationships - where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and



     - Familial Relationships - where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).



     In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics' general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco's client(s) for direction as to how to vote the proxies.



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     In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.



     In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.



     In addition, members of the Proxy Committee must notify Invesco's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company's representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.



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                                                                      APPENDIX A



                        ACKNOWLEDGEMENT AND CERTIFICATION



     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.




                                        ----------------------------------------
                                                       Print Name




-------------------------------------   ----------------------------------------
                Date                                    Signature



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                                  PROXY VOTING



   Policy Number: B-6 Effective Date: May 1, 2001 Revision Date: January 2009



                             PURPOSE AND BACKGROUND



In its trusteeship and management of mutual funds, Invesco Trimark acts as fiduciary to the unitholders and must act in their best interests.



                                   APPLICATION



Invesco Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by Invesco Trimark and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.



The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Invesco Trimark Proxy Voting Guidelines (the Guidelines), as amended from time to time, a copy of which is attached to this policy.



When a proxy is voted against the recommendation of the publicly traded company's Board, the portfolio manager will provide to the Chief Investment Officer ("CIO") or designate the reasons in writing for any vote in opposition to management's recommendation.



Invesco Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.



                               RECORDS MANAGEMENT



The Invesco Trimark Investment Operations department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds



     -    A record of all proxies received;



     -    a record of votes cast;



     -    a copy of the reasons for voting against management; and for the US
          Funds



     -    the documents mentioned above; and



     - a copy of any document created by Invesco Trimark that was material to making a decision how to vote proxies on behalf of a U.S. Fund and that memorializes the basis of that decision.



Invesco Trimark has a dedicated person ( "Administrator") who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.



Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy ballot to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.



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Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of Invesco Trimark a record of the votes cast and agrees to provide Invesco Trimark with a copy of proxy records promptly upon request.



The service provider must make all documents available to Invesco Trimark for a period of 7 years.



In the event that Invesco Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where Invesco Trimark carries on business in Canada and
ii) for a period of 5 years thereafter at the same location or at any other location.



                                   REPORTING



The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by Invesco Trimark and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.



In accordance with National Instrument 81-106 (NI 81-106), proxy voting records for all Canadian mutual funds for years ending June 30th are posted on Invesco Trimark's website no later than August 31st of each year.



The Invesco Trimark Compliance department will review the proxy voting records held by Invesco Trimark on an annual basis to confirm that proxy voting records are posted by the August 31st deadline under NI 81-106. A summary of the review will be retained onsite for 2 years and thereafter offsite for 5 years with a designated records maintenance firm.



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                                 INVESCO TRIMARK



                             PROXY VOTING GUIDELINES



                                     PURPOSE



The purpose of this document is to describe Invesco Trimark's general guidelines for voting proxies received from companies held in Invesco Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of Invesco Trimark on a sub-advised basis (i.e. by other Invesco business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, Invesco Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



                                  INTRODUCTION



Invesco Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.



The default is to vote with the recommendation of the publicly traded company's Board.



As a general rule, Invesco Trimark shall vote against any actions that would:



          -    reduce the rights or options of shareholders,



          - reduce shareholder influence over the board of directors and management,



          - reduce the alignment of interests between management and shareholders, or



          -    reduce the value of shareholders' investments.



At the same time, since Invesco Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While Invesco Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.



These guidelines may be amended from time to time.



                              CONFLICTS OF INTEREST



When voting proxies, Invesco Trimark's portfolio managers assess whether there are material conflicts of interest between Invesco Trimark's interests and those of unitholders. A potential conflict of interest situation may include where Invesco Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Trimark's relationship with the company. In all situations, the portfolio managers will not take Invesco Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the CIO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. The CIO will report any conflicts of interest to the Trading Committee and the Independent Review Committee on an annual basis.



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I BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



     -    Long-term company performance relative to a market index,



     -    Composition of the board and key board committees,



     -    Nominee's attendance at board meetings,



     - Nominee's time commitments as a result of serving on other company boards,



     -    Nominee's investments in the company,



     -    Whether the chairman is also serving as CEO, and



     -    Whether a retired CEO sits on the board.



VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a CASE-BY-CASE BASIS, considering factors that may include:



     - Long-term financial performance of the target company relative to its industry,



     -    Management's track record,



     -    Background to the proxy contest,



     -    Qualifications of director nominees (both slates),



     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



     -    Stock ownership positions.



MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS



We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE BASIS.



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SEPARATING CHAIRMAN AND CEO



Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.



While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



     - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



     -    Majority of independent directors;



     -    All-independent key committees;



     -    Committee chairpersons nominated by the independent directors;



     - CEO performance is reviewed annually by a committee of outside directors; and



     -    Established governance guidelines.



MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.



We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.



STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote for proposals that require a certain percentage of a director's compensation to be in the form of common stock.



SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.



While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.



CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.



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DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.



We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



II AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.



RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.



We generally vote for the reappointment of the company's auditors unless:



     - It is not clear that the auditors will be able to fulfill their function;



     - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



     - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.



III COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):



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CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



EQUITY BASED PLANS - DILUTION



We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. The CIO will require a written explanation any time a portfolio manager votes against an equity-based plans.



EMPLOYEE STOCK PURCHASE PLANS



We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.



LOANS TO EMPLOYEES



We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.



STOCK OPTION PLANS - BOARD DISCRETION



We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.



STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote against plans that have any of the following structural features:



     -    ability to re-price "underwater" options without shareholder approval,



     - ability to issue options with an exercise price below the stock's current market price,



     -    ability to issue "reload" options, or



     -    automatic share replenishment ("evergreen") features.



STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined



STOCK OPTION PLANS - REPRICING



We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



STOCK OPTION PLANS - VESTING



We will vote against stock option plans that are 100% vested when granted.



STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS



We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.



STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

IV CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.



DUAL CLASS SHARE STRUCTURES



Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.



We will generally vote against proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.



STOCK SPLITS



We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



REVERSE STOCK SPLITS



We will vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.



SHARE REPURCHASE PROGRAMS



We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.



REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors' liability.



MERGERS & ACQUISITIONS



We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:



     -    will result in financial and operating benefits,



     -    have a fair offer price,



     -    have favourable prospects for the combined companies, and



     - will not have a negative impact on corporate governance or shareholder rights.



V SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.



We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.



We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.



VI SHAREHOLDER PROPOSALS



Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:



     - the proposal's impact on the company's short-term and long-term share value,



     -    its effect on the company's reputation,



     -    the economic effect of the proposal,



     -    industry and regional norms applicable to the company,



     -    the company's overall corporate governance provisions, and



     -    the reasonableness of the request.



We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:



     - the company has failed to adequately address these issues with shareholders,



     - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or



     - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.



We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.



ORDINARY BUSINESS PRACTICES



We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



BARRIERS TO SHAREHOLDER ACTION



We will generally vote for proposals to lower barriers to shareholder action.



SHAREHOLDER RIGHTS PLANS



We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.

VII OTHER



We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of March 31, 2009.


AIM V.I. BASIC BALANCED FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                58.33%                --

ALLSTATE LIFE INSURANCE CO.
GLAC AIM VA1 AND SPVL-VL
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                14.42%                --

ALLSTATE LIFE INSURANCE CO. OF NEW YORK
NY PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 5.71%                --

ALLSTATE LIFE INSURANCE CO.
ATTN: FINANCIAL CONTROL - CIGNA
P.O. BOX 94200
PALATINE, IL 60094-4200                                 5.44%                --

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              32.45%

AIM V.I. BASIC BALANCED FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
MINNESOTA LIFE INSURANCE CO.
Attn: A6-5216
400 ROBERT ST. N
ST PAUL, MN 55101-2037                                    --              60.36%


AIM V.I. BASIC VALUE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
AIM VI-AIM VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --               5.99%

AMERICAN ENTERPRISE LIFE INS CO.
1497 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0014                                --              16.83%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
440 LINCOLN ST.
SEPARATE ACCOUNTING
MAIL STATION S310
WORCESTER, MA 01653-0002                                  --               6.00%

GE LIFE AND ANNUITY ASSURANCE CO.
VARIABLE EXTRA CREDIT
Attn: VARIABLE ACCOUNTING
6610 W. BROAD ST.
RICHMOND, VA 23230-1702                                   --               8.39%

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                57.09%                --

HARTFORD LIFE SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                21.43%                --

LINCOLN BENEFIT LIFE
2940 S 84TH ST.
LINCOLN, NE 68506-4142                                  5.78%                --

AIM V.I. BASIC VALUE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
NATIONWIDE INSURANCE COMPANY NWVAII
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS, OH 43218-2029                                   --              16.62%

TRANSAMERICA LIFE INSURANCE CO.
LANDMARK
Attn: FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD. NE
CEDAR RAPIDS, IA 52499-0001                               --              12.01%


AIM V.I. CAPITAL APPRECIATION FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
Attn: FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE, IL 60094-4200                                 7.29%                --

ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 7.70%                --

AMERICAN ENTERPRISE LIFE INS
VARIABLE ANNUITY
Attn: AMY WILCOX T11/229
1497 AXP FINANCIAL CTR
MINNEAPOLIS, MN 55474-0014                                --               5.32%

GIAC 4RD
Attn: PAUL IANELLI
3900 BURGESS PL
EQUITY ACCOUNTING 3-S
BETHLEHEM, PA 18018-9097                                  --               6.12%

GIAC 226
Attn: PAUL IANELLI
3900 BURGESS PL
EQUITY ACCOUNTING 3-S
BETHLEHEM, PA 18018-9097                                  --               5.05%

AIM V.I. CAPITAL APPRECIATION FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                 9.96%                --

IDS LIFE INSURANCE CO.
222 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474-0002                              7.73%                --

IDS LIFE INSURANCE CO.
222 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474-0002                                --              58.85%

ING LIFE INSURANCE AND ANNUITY CO. CONVEYOR
ONE ORANGE WAY B3N
WINDSOR, CT 06095                                       7.15%                --

LINCOLN LIFE FLEXIBLE PREMIUM
VARIABLE LIFE ACCT M/VUL-1 SA-M
Attn: KAREN GERKE
1300 CLINTON ST
MAIL STOP 4C01
FORT WAYNE, IN 46802-3506                               5.04%                --

PHOENIX HOME LIFE
Attn: BRIAN COOPER
P.O. BOX 22012
ALBANY, NY 12201-2012                                   7.47%                --

THE SOLE BENEFIT OF CUSTOMERS
MERRILL LYNCH PIERCE FENNER & SMITH
4800 DEER LAKE DR. E
JACKSONVILLE, FL 32246-6486                             5.49%                --


AIM V.I. CAPITAL DEVELOPMENT FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                10.33%                --

AIM V.I. CAPITAL DEVELOPMENT FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ANNUITY INVESTORS LIFE INSURANCE CO.
Attn: TODD GAYHART
580 WALNUT ST.
CINCINNATI, OH 45202-3110                              15.28%                --

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                14.10%                --

IDS LIFE INSURANCE CO.
222 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474-0002                             34.48%                --

IDS LIFE INSURANCE CO.
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                                --              38.15%

NATIONWIDE INSURANCE CO. NWLVI4
c/o IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS, OH 43218-2029                                 9.53%                --

NATIONWIDE INSURANCE CO. NWVAII
c/o IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS, OH 43218-2029                                   --              17.19%

SECURITY BENEFIT LIFE
VARIFLEX Q NAVISYS
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66636-0001                                     --              12.69%

SECURITY BENEFIT LIFE
FBO UNBUNDLED
c/o VARIABLE ANNUITY DEPT
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66606-2444                                     --               5.09%

SBL VARIABLE FLEX NQ NAVISYS
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66606-2444                                     --               6.20%

AIM V.I. CORE EQUITY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
AIM VI-AIM VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --               8.13%

HARTFORD LIFE SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                 5.75%                --

HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                14.94%                --

HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                   --               9.49%

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                             20.99%                --

ING LIFE INSURANCE AND ANNUITY CO. CONVEYOR
ONE ORANGE WAY B3N
WINDSOR, CT 06095                                       5.84%                --

LINCOLN BENEFIT LIFE
2940 S 84TH ST.
LINCOLN, NE 68506-4142                                    --              19.74%

LINCOLN NATIONAL LIFE INS. COMPANY
Attn: SHIRLEY SMITH
1300 S CLINTON ST.
FORT WAYNE, IN 46802-3506                                 --              15.74%

THE SOLE BENEFIT OF CUSTOMERS
MERRILL LYNCH PIERCE FENNER & SMITH
4800 DEER LAKE DR. E.
JACKSONVILLE, FL 32246-6484                             7.88%                --

PRINCIPAL LIFE INSURANCE CO CUST
FBO PRINCIPAL INDIVIDUAL - VARIABLE
UNIVERSAL LIFE ACCUMULATOR II
711 HIGH ST.
DES MOINES, IA 50392-9992                                 --               8.78%

AIM V.I. CORE EQUITY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
PRINCIPAL LIFE INSURANCE CO CUST
FBO VARIABLE UNIVERSAL LIFE INCOME
711 HIGH STREET G-012-S41
DES MOINES, IA 50392-9992                                 --               5.95%

PRUDENTIAL INSURANCE CO. OF AMERICA
Attn: IGG FINL REP SEP. ACCTS., NJ-02-07-01
213 WASHINGTON ST. 7TH FL.
NEWARK, NJ 07102-2992                                   7.15%                --


AIM V.I. DIVERSIFIED INCOME FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
Attn: FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE, IL 60094-4200                                20.26%                --

ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                30.35%                --

ALLSTATE LIFE INSURANCE COMPANY
GLAC VA1
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                11.57%                --

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              85.42%

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD
NORTHBROOK, IL 60062-7155                                 --              14.58%

ALLSTATE LIFE INSURANCE CO.
GLAC AIM VA1 AND SPVL -VL
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 8.36%                --

AIM V.I. DIVERSIFIED INCOME FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
GENERAL AMERICAN LIFE INSURANCE
SEPARATE ACCOUNTS B1-08
13045 TESSON FERRY RD.
ST LOUIS, MO 63128-3499                                 5.96%                --


AIM V.I. DYNAMICS FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AIM ADVISORS INC(1)
Attn: CORPORATE CONTROLLER
1360 PEACHTREE ST NE
ATLANTA, GA 30309-3283                                    --                100%

AMERICAN SKANDIA LIFE ASSURANCE CO.
VARIABLE ACCOUNT / SAQ
Attn: INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR.
SHELTON, CT 06484-6208                                 42.49%                --

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT VA
5900 O ST
LINCOLN, NE 68510-2234                                  5.70%                --

AUL AMERICAN INDIVIDUAL
VARIABLE ANNUITY UNIT TRUST B
AMERICAN UNITED LIFE INS CO.
ONE AMERICAN SQUARE
P.O. BOX 368
INDIANAPOLIS, IN 46206-0368                             8.04%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR
MINNEAPOLIS, MN 55474-0002                             14.23%                --


(1)  Owned of record and beneficially

AIM V.I. FINANCIAL SERVICES FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO.
VARIABLE ACCOUNT / SAQ
Attn: INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR.
SHELTON, CT 06484-6208                                 29.55%                --

CM LIFE INSURANCE CO.
FUND OPERATIONS/n255
1295 STATE ST.
SPRINGFIELD, MA 01111-0001                              5.08%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                             32.88%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                                --              76.41%

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR
MINNEAPOLIS, MN 55474-0002                                --              13.26%

MASS MUTUAL LIFE INS. CO.
1295 STATE ST MIP C105
SPRINGFIELD, MA 01111-0001                              7.78%                --

MASS MUTUAL LIFE INS. CO.
1295 STATE ST MIP C105
SPRINGFIELD, MA 01111-0001                                --              10.33%

MIDLAND NATIONAL LIFE INSURANCE CO
ANNUITY DIVISION
ATTN VARIABLE ANNUITIES
P.O. BOX 79907
DESMOINES, IA 50325-0907                                5.68%                --

AIM V.I. GLOBAL HEALTH CARE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO.
VARIABLE ACCOUNT / SAQ
Attn: INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR.
SHELTON, CT 06484-6208                                 29.40%                --

CM LIFE INSURANCE CO.
FUND OPERATIONS/N255
1295 STATE ST.
SPRINGFIELD, MA 01111-0001                              7.75%                --

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNTING
440 LINCOLN ST
MAIL STATION S310
WORCESTER, PA 01653-0002                                7.09%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                                --              87.59%

IDS LIFE INSURANCE COMPANY OF NY
222 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474-0014                                --               9.78%

MASS MUTUAL LIFE INS CO.
1295 STATE STREET MIP C105
SPRINGFIELD, MA 01111-0001                              9.10%                --

PRINCIPAL LIFE INSURANCE CO CUST
FBO-PRINCIPAL INDIVIDUAL - PRINCIPAL VARIABLE
ANNUITY
711 HIGH STREET G-012-S41.
DES MOINES, IA 50392-0001                               6.59%                --

SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VAIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL
TOPEKA, KS 66636-1000                                   6.97%                --

AIM V.I. GLOBAL REAL ESTATE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AUL AMERICAN INDIVIDUAL
VARIABLE ANNUITY UNIT TRUST B
AMERICAN UNITED LIFE INSURANCE CO.
ONE AMERICAN SQUARE
P.O. BOX 368
INDIANAPOLIS, IN 46206-0368                            16.49%                --

CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
2000 HERITAGE WAY
WAVERLY, IA 50677-9208                                    --              24.61%

GE CAPITAL LIFE ASSURANCE CO. OF NY
NY CHOICE 160BP
6610 W BROAD ST.
BLDG 3, 5TH FLOOR
Attn: VARIABLE ACCOUNTING
RICHMOND, VA 23230-1702                                   --               9.29%

GE LIFE AND ANNUITY ASSURANCE CO.
VARIABLE EXTRA CREDIT
Attn: VARIABLE ACCOUNTING
6610 W BROAD ST.
RICHMOND, VA 23230-1702                                   --               7.36%

GREAT WEST LIFE & ANNUITY INS CO
COLI VUL-7 SERIES ACCOUNT
8515 E ORCHARD RD #2T2
GREENWOOD VILLAGE, CO 80111-5002                        5.17%                --

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR. STE. 1000
LOUISVILLE, KY 40223-4051                               5.98%                --

KEMPER INVESTORS LIFE INSURANCE CO.
VARIABLE SEPARATE ACCOUNT
2500 WESTFIELD DR
ELGIN, IL 60124-7836                                    6.87%                --

MET LIFE ANNUITY OPERATIONS
SECURITY FIRST LIFE SEPARATE AC
Attn: SHAR NEVENHOVEN CPA
4700 WESTOWN PLSY., STE. 200
WEST DES MOINES, IA 50266                                 --              52.17%

SECURITY BENEFIT LIFE
FBO UNBUNDLED
c/o VARIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66636-1000                                  17.96%                --

AIM V.I. GLOBAL REAL ESTATE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
SECURITY BENEFIT LIFE
VARIFLEX Q NAVISYS
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66606-2444                                   5.16%                --

SYMETRA LIFE INSURANCE CO.
Attn: MICHEAL ZHANG
SEP. ACCTS. SC-15
777 108TH AVE. NE, STE. 1200
BELLEVUE, WA 98004-5135                                14.52%                --


AIM V.I. GOVERNMENT SECURITIES FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ANNUITY INVESTORS LIFE INSURANCE
580 WALNUT ST
CINCINNATI, OH 45202-3110                                 --               7.52%

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --               6.23%

GIAC 4RE
Attn: PAUL IANNELLI
EQUITY ACCOUNTING 3-S
3900 BURGESS PL.
BETHLEHEM, PA 18017-9097                                  --              38.34%

GIAC 227
Attn: PAUL IANNELLI
EQUITY ACCOUNTING 3-S
3900 BURGESS PL.
BETHLEHEM, PA 18017-9097                                  --              22.10%

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                69.24%                --

AIM V.I. GOVERNMENT SECURITIES FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
HARTFORD LIFE
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                25.90%                --

SAGE LIFE ASSURANCE OF AMERICA
175 KING ST.
ARMONK, NY 10504-1606                                     --               6.69%

TRANSAMERICA LIFE INSURANCE CO.
PREFERRED ADVANTAGE
Attn: FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD. NE
CEDAR RAPIDS, IA 52499-0001                               --               9.96%


AIM V.I. HIGH YIELD FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                10.18%                --

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              99.41%

AUL AMERICAN INDIVIDUAL
VARIABLE ANNUITY UNIT TRUST B
AMERICAN UNITED LIFE INS CO.
ONE AMERICAN SQUARE
P.O. BOX 368
INDIANAPOLIS, IN 46206-0368                            26.97%                --

GREAT-WEST LIFE & ANNUITY
UNIT VALUATIONS 2T2
Attn: MUTUAL FUND TRADING 2T2
8515 E ORCHARD RD.
ENGLEWOOD, CO 80111-5002                                6.07%                --

AIM V.I. HIGH YIELD FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
HARTFORD LIFE INSURANCE CO.
SEPARATE ACCOUNT 2
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                 5.02%                --

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR. ,STE. 1000
LOUISVILLE, KY 40223-4051                              30.32%                --


AIM V.I. INTERNATIONAL GROWTH FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
GE LIFE AND ANNUITY ASSURANCE CO.
VARIABLE EXTRA CREDIT
Attn: VARIABLE ACCOUNTING
6610 WEST BROAD ST.
RICHMOND, VA 23230-1702                                   --               6.29%

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                30.90%                --

HARTFORD LIFE SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                11.88%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                                --              63.32%

METLIFE INSURANCE COMPANY OF CONNECTICUT
Attn: SHAREHOLDER ACCOUNTING
ONE TOWER SQUARE 6MS
HARTFORD, CT 06183-0003                                 7.61%                --

NATIONWIDE INSURANCE CO
NWLV14
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS, OH 43218-2029                                 5.19%                --

AIM V.I. INTERNATIONAL GROWTH FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
RIVERSOURCE LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                                --               8.04%


AIM V.I. LARGE CAP GROWTH FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE OF NEW YORK
3100 SANDERS RD.
NORTHBROOK, IL 60062-7155                                 --               9.43%

ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                11.12%                --

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              89.43%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66636-0001                                  10.80%                --

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                50.17%                --

HARTFORD LIFE SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                18.79%                --

AIM V.I. LEISURE FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AIM ADVISORS, INC.(1)
Attn: CORPORATE CONTROLLER
1360 PEACHTREE ST. NE
ATLANTA, GA 30309-3283                                    --              90.40%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
40 LINCOLN ST
SEPARATE ACCOUNTING
MAIL STATION S310
WORCHESTER, MA 01653-0002                                 --              9.60%

ING USA ANNUITY AND LIFE INSURANCE CO.
ONE ORANGE WAY B3N
WINDSOR, CT 06095                                      99.17%                --


(1)  Owned of record and beneficially

AIM V.I. MID CAP CORE EQUITY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
AIM VI-AIM VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --               5.55%

AMERICAN ENTERPRISE LIFE INS CO.
1497 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0014                                --               8.24%

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                66.24%                --

HARTFORD LIFE SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                20.15%                --

LINCOLN BENEFIT LIFE
2940 S 84TH ST.
LINCOLN, NE 68506-4142                                    --              19.99%

AIM V.I. MID CAP CORE EQUITY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
SECURITY BENEFIT LIFE INSURANCE CO.
FBO SBL ADVISOR DESIGNS - NAVISYS
UNBUNDLED VARIABLE
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66636-0001                                     --              15.60%

SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66636-1000                                     --              20.17%

SECURITY BENEFIT LIFE
VARIFLEX Q NAVISYS
1 SW SECURITY BENEFIT PL.
TOPEKA, KS 66606-2444                                     --               6.60%


AIM V.I. MONEY MARKET FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
Attn: FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE, IL 60094-4200                                24.90%                --

ALLSTATE LIFE INSURANCE CO.
GLAC AIM VA1 AND SPVL-VL
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 7.43%                --

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD
NORTHBROOK, IL 60062-7155                                 --              10.81%

ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                38.10%                --

AIM V.I. MONEY MARKET FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY
GLAC VA1
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 9.93%                --

ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              89.19%

SAGE LIFE ASSURANCE OF AMERICA
175 KING ST.
ARMONK, NY 10504-1606                                  10.09%                --


AIM V.I. POWERSHARES ETF ALLOCATION FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
AIM VI POWERSHARES ETF(1)
ALLOCATION FUND
C/O INVESCO AIM ADVISORS
11 GREENWAY PLAZA SUITE 100
HOUSTON, TX 77045-1113                                100.00%                --

HARTFORD LIFE AND ANNUIT
SEPARATE ACCOUNT
Attn: UIT OPERATION
P.O. BOX 2999
HARTFORD, CT 06104-2999                                   --              16.48%

SEPARATE ACCOUNT A OF
PACIFIC LIFE INSURANCE CO
700 NEWPORT CENTER DR
NEWPORT BEACH, CA 92660-6307                              --              78.20%



(1)  Owned of record and beneficially

AIM V.I. SMALL CAP EQUITY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
HARTFORD LIFE & ANNUITY
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                66.15%                --

HARTFORD LIFE & ANNUITY
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                   --              43.50%

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                20.84%                --

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT
Attn: DAVE TEN BROECK
P.O. BOX 2999
HARTFORD, CT 06104-2999                                   --               5.91%

MINNESOTA LIFE INSURANCE CO.
Attn: A6-5216
400 ROBERT ST. N
ST PAUL, MN 55101-2037                                    --              44.75%


AIM V.I. TECHNOLOGY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              31.63%

AMERICAN SKANDIA LIFE ASSURANCE CO.
VARIABLE ACCOUNT / SAQ
Attn: INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR.
SHELTON, CT 06484-0883                                 29.25%                --

AIM V.I. TECHNOLOGY FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
CM LIFE INSURANCE CO.
FUND OPERATIONS/N255
1295 STATE ST.
SPRINGFIELD, MA 01111-0001                              5.51%                --

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR.
MINNEAPOLIS, MN 55474-0002                             23.53%                --

MASS MUTUAL LIFE INS CO.
1295 STATE STREET MIP C105
SPRINGFIELD, MA 01111-0001                              7.81%                --

MASS MUTUAL LIFE INS CO.
1295 STATE STREET MIP C105
SPRINGFIELD, MA 01111-0001                                --              65.79%


AIM V.I. UTILITIES FUND


                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.
GLAC VA3
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                   --              32.39%

ALLSTATE LIFE INSURANCE COMPANY
GLAC PROPRIETARY
FINANCIAL CONTROL UNIT
P.O. BOX 94210
PALATINE, IL 60094-4210                                 7.29%                --

ANNUITY INVESTORS LIFE INSURANCE
580 WALNUT
CINCINNATI, OH 45202-3110                                 --              67.11%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
440 LINCOLN ST.
SEPARATE ACCOUNTING
MAIL STATION S310
WORCESTER, MA 01653-0002                               12.10%                --

GIAC 223
Attn: EQUITY ACCOUNTING DEPT 3-S-18

                                                      SERIES I          SERIES II
                                                       SHARES             SHARES
                                                  PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF                                      OF                 OF
PRINCIPAL HOLDER                                       RECORD             RECORD
-------------------                               ----------------   ----------------
3900 BURGESS PL.
BETHLEHEM, PA 18017-9097                                5.64%                --

KEMPER INVESTORS LIFE INSURANCE CO.
VARIABLE SEPARATE ACCOUNT
2500 WESTFIELD DR.
ELGIN, IL 60124-7836                                    5.67%                --

KEMPER INVESTORS LIFE INSURANCE CO.
Attn: INVESTMENT ACCOUNTING LL-2W
P.O. BOX 19097
GREENVILLE, SC 29602-9097                              28.62%                --


MANAGEMENT OWNERSHIP


     As of March 31, 2009, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by Invesco Aim and the net fees paid by each Fund were as follows:

                                     2008                                 2007                                 2006
                     -----------------------------------  ------------------------------------  -----------------------------------
                                                 NET                                    NET                                 NET
                      MANAGEMENT  MANAGEMENT  MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT  MANAGEMENT
                         FEE         FEE        FEE           FEE         FEE         FEE            FEE         FEE        FEE
   FUND NAME           PAYABLE     WAIVERS      PAID       PAYABLE      WAIVERS      PAID         PAYABLE     WAIVERS       PAID
-------------------  -----------  ----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
AIM V.I. Basic
   Balanced Fund     $   360,519   $213,048   $  147,471  $   618,637   $223,969   $   394,668  $  695,975    $223,387   $   472,588
AIM V.I. Basic
   Value Fund          3,404,887      9,954    3,394,933    5,531,737    207,306     5,324,431   5,871,702     393,306     5,478,396
AIM V.I. Capital
   Appreciation
   Fund                6,357,740     50,220    6,307,520    9,237,386     11,476     9,225,910   8,764,720       6,238     8,758,482
AIM V.I. Capital
   Development Fund    1,833,018     24,792    1,808,226    2,468,370     36,104     2,432,266   1,709,822      13,606     1,696,216
AIM V.I. Core
   Equity Fund        11,422,098    260,300   11,161,798   15,637,805    215,531    15,422,274  13,537,705      73,332    13,464,373
AIM V.I.
   Diversified
   Income Fund           193,129    180,697       12,432      260,883    181,597        79,286     308,867     179,148       129,719
AIM V.I. Dynamics        594,079      2,884      591,195      984,521      5,563       978,958     981,967       7,647       974,320
   Fund
AIM V.I.
   Financial
   Services Fund         520,305      5,851      514,454      925,203      2,119       923,084   1,003,239       1,374     1,001,865

                                        2008                              2007                                 2006
                     -----------------------------------  ------------------------------------  -----------------------------------
                                                 NET                                    NET                                 NET
                      MANAGEMENT  MANAGEMENT  MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT  MANAGEMENT
                         FEE         FEE        FEE           FEE         FEE         FEE            FEE         FEE        FEE
   FUND NAME           PAYABLE     WAIVERS      PAID        PAYABLE     WAIVERS      PAID         PAYABLE     WAIVERS       PAID
-------------------  -----------  ----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
AIM V.I. Global
   Health Care Fund  $ 1,500,178   $ 11,143   $ 1,489,035  $2,337,147   $ 19,932    $2,317,215   $2,129,997   $  7,362   $2,122,635
AIM V.I. Global
   Real Estate Fund      916,726      3,408       913,318   1,549,674    158,211     1,391,463    1,195,348    200,570      994,778
AIM V.I. Government
   Securities Fund     6,312,721    459,589     5,853,132   4,882,489    322,082     4,560,407    4,037,516    449,190    3,588,326
AIM V.I. High Yield
   Fund                  296,663    125,937       170,726     364,789    110,948       253,841      337,335    120,651      216,684
AIM V.I.
   International
   Growth Fund        10,228,885    200,529    10,028,356   7,664,516     69,947     7,594,569    4,271,146      6,840    4,264,306
AIM V.I. Large Cap
   Growth Fund           672,316     83,506       588,810     892,832     92,307       800,525      534,625    148,589      386,036
AIM V.I. Leisure
   Fund                  226,890    128,746        98,144     374,403    136,058       238,345      389,712    130,401      259,311
AIM V.I. Mid Cap
   Core Equity Fund    3,992,365    140,714     3,851,651   4,900,090    101,360     4,798,730    4,575,563     23,981    4,551,582
AIM V.I. Money
   Market Fund           204,982        -0-       204,982     190,574        -0-       190,574      193,553        -0-      193,553
AIM V.I.
   PowerShares ETF           437        437           -0-         N/A        N/A           N/A          N/A        N/A          N/A
Allocation Fund*
AIM V.I. Small Cap
   Equity Fund         1,331,810      8,907     1,322,903     999,034     39,163       959,871      569,320    116,879      452,441
AIM V.I. Technology
   Fund                  861,527     13,212       848,315   1,262,711      4,423     1,258,288    1,365,254      1,278    1,363,976
AIM V.I. Utilities
   Fund                  762,852     32,119       730,733     931,382      8,164       923,218      726,202     29,683      696,519

* AIM V.I. PowerShares ETF Allocation Fund commenced operations on October22, 2008.

                                   APPENDIX H

                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of December 31, 2008:

                                        OTHER REGISTERED MUTUAL   OTHER POOLED INVESTMENT
                                        FUNDS MANAGED (ASSETS     VEHICLES MANAGED (ASSETS   OTHER ACCOUNTS MANAGED
                                             IN MILLIONS)               IN MILLIONS)          (ASSETS IN MILLIONS)
                        DOLLAR RANGE    -----------------------   ------------------------  -----------------------
                       OF INVESTMENTS   NUMBER OF                 NUMBER OF                  NUMBER OF
 PORTFOLIO MANAGER    IN EACH FUND(3)   ACCOUNTS     ASSETS       ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
-------------------   ---------------   ---------   -----------   ---------   ------------   ---------   ----------
                                              AIM V.I. BASIC BALANCED FUND
Cynthia Brien(2)           None           None        None          None          None          None        None
Chuck Burge(2)             None             3         $   23.7         6        $2,881.0         3        $239.0
R. Canon Coleman II        None             5         $2,411.7      None          None          688       $103.4(3)
Matthew Seinsheimer        None             4         $2,313.7      None          None          688       $103.4(3)
Michael Simon              None             8         $3,014.9      None          None          688       $103.4(3)
Bret Stanley               None             5         $2,411.7      None          None          688       $103.4(3)
                                                AIM V.I. BASIC VALUE FUND
R. Canon Coleman II        None             5         $2,157.7      None          None          688       $103.4(3)
Matthew Seinsheimer        None             4         $2,059.7      None          None          688       $103.4(3)

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Ms. Brien and Mr. Burge began serving as portfolio managers on AIM V.I. Basic Balanced Fund and AIM V.I. Diversified Dividend Fund on January 14, 2009.

(3) These are accounts of individual investors for which Invesco Aim's affiliate, Invesco Aim Private Asset Management, Inc. ("IAPAM") provides investment advice. IAPAM offers separately managed accounts that are managed according to the investment models developed by Invesco Aim's portfolio managers and used in connection with the management of certain AIM Funds. IAPAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                                                     OTHER POOLED
                                        OTHER REGISTERED MUTUAL   INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         FUNDS MANAGED (ASSETS    MANAGED (ASSETS IN          MANAGED
                                              IN MILLIONS)             MILLIONS)        (ASSETS IN MILLIONS)
                       DOLLAR RANGE     -----------------------   -------------------   ----------------------
                           OF            NUMBER                    NUMBER
                       INVESTMENTS         OF                        OF                 NUMBER OF
 PORTFOLIO MANAGER    IN EACH FUND(1)   ACCOUNTS      ASSETS      ACCOUNTS    ASSETS     ACCOUNTS     ASSETS
 -----------------    ---------------   --------   ------------   --------   --------   ---------   ----------
Michael Simon              None             8        $2,760.8       None       None          688    $  103.4(3)
Bret Stanley               None             5        $2,157.7       None       None          688    $  103.4(3)
                                       AIM V.I. CAPITAL APPRECIATION FUND
Ryan Amerman               None             6        $4,947.7          1     $   16.0     None          None
Robert Lloyd               None             7        $5,169.4          4     $  193.7     None          None
                                       AIM V.I. CAPITAL DEVELOPMENT FUND
Brent Lium                 None             5        $1,894.9       None       None       None          None
Paul Rasplicka             None             6        $2,389.9       None       None       None          None
                                           AIM V.I. CORE EQUITY FUND
Tyler Dann II              None             1        $4,000.4       None       None            1    $    0.1(3)
Brian Nelson               None             3        $5,712.9       None       None        3,451    $  635.4(3)
Ronald Sloan               None             3        $5,712.9       None       None        3,451    $  635.4(3)
                                        AIM V.I. DIVERSIFIED INCOME FUND
Cynthia Brien(2)           None           None         None         None       None       None          None
Chuck Burge(2)             None             3        $   23.7          6     $2,881.0          3    $  239.0
Peter Ehret                None             3        $  879.8       None       None       None          None
Darren Hughes              None             3        $  879.8       None       None       None          None
                                            AIM V.I. DYNAMICS FUND
Brent Lium                 None             5        $1,996.0       None       None       None          None
Paul Rasplicka             None             6        $2,491.0       None       None       None          None
                                        AIM V.I. FINANCIAL SERVICES FUND
Michael Simon              None             8        $3,002.2       None       None          688    $  103.4(3)
Meggan Walsh               None             2        $1,355.4       None       None       None          None
                                       AIM V.I. GLOBAL HEALTH CARE FUND
Dean Dillard(1)            None           None         None         None       None       None          None
Derek Taner                None             3        $1,420.4          1     $  146.9     None          None
                                         AIM V.I. GLOBAL REAL ESTATE FUND


----------
(4) Mr. Dillard began serving as portfolio manager on AIM V.I. Global Health Care Fund on January 23, 2009.

                                                                     OTHER POOLED
                                        OTHER REGISTERED MUTUAL   INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         FUNDS MANAGED (ASSETS    MANAGED (ASSETS IN          MANAGED
                                              IN MILLIONS)             MILLIONS)        (ASSETS IN MILLIONS)
                       DOLLAR RANGE     -----------------------   -------------------   ----------------------
                           OF            NUMBER                    NUMBER
                       INVESTMENTS         OF                        OF                 NUMBER OF
 PORTFOLIO MANAGER    IN EACH FUND(1)   ACCOUNTS      ASSETS      ACCOUNTS    ASSETS     ACCOUNTS     ASSETS
 -----------------    ---------------   --------   ------------   --------   --------   ---------   ----------
Mark Blackburn             None             9        $1,823.5         12     $  882.8         47    $2,390.4
James Cowen                None             3        $  477.7         12     $  882.8         47    $2,390.4
Paul Curbo                 None             9        $1,823.5         12     $  882.8         47    $2,390.4
Joe Rodriguez, Jr.         None             9        $1,823.5         12     $  882.8         47    $2,390.4
James Trowbridge           None             9        $1,823.5         12     $  882.8         47    $2,390.4
Ping-Ying Wang             None             8        $1,749.6         12     $  882.8         47    $2,390.4
                                      AIM V.I. GOVERNMENT SECURITIES FUND
Clint Dudley(2)            None           None         None         None       None       None          None
Brian Schneider(5)         None           None         None            2     $  503.0          8    $  337.0
                                             AIM V.I. HIGH YIELD FUND
Peter Ehret                None             3        $  864.0       None       None       None          None
Carolyn Gibbs(3)           None             1        $  508.6       None       None       None          None
Darren  Hughes             None             3        $  864.0       None       None       None          None
                                       AIM V.I. INTERNATIONAL GROWTH FUND
Shuxin Cao                 None            12        $4,637.1          2     $  268.9      4,289    $  895.2(3)
Matthew Dennis             None             9        $3,951.8          6     $  284.4      4,289    $  895.2(3)
Jason Holzer               None            12        $4,654.0         12     $2,709.6      4,289    $  895.2(3)
Clas Olsson                None            10        $4,012.3         13     $2,626.3      4,289    $  895.2(3)
Barrett Sides              None            10        $3,594.6          5     $  354.5      4,289    $  895.2(3)
                                          AIM V.I. LARGE CAP GROWTH FUND
Geoffrey Keeling           None             3        $1,705.8       None       None           75    $   15.5(3)
Robert Shoss               None             3        $1,705.8       None       None           75    $   15.5(3)
                                             AIM V.I. LEISURE FUND
Juan Hartsfield(4)         None            12        $2,689.7       None       None       None          None
Jonathan(7) Mueller        None           None         None         None       None       None          None
                                         AIM V.I. MID CAP CORE EQUITY FUND


----------
(5) Messrs. Dudley and Schneider began serving as portfolio managers of AIM V.I. Government Securities Fund on January 14, 2009.


(6) Messrs. Hartsfield and Mueller began serving as portfolio managers of AIM V.I. Leisure Fund on January 23, 2009.


(7) Effective November 20, 2009, Carolyn Gibbs will be named a portfolio manager of AIM V.I. High Yield Fund.

                                                                     OTHER POOLED
                                        OTHER REGISTERED MUTUAL   INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         FUNDS MANAGED (ASSETS    MANAGED (ASSETS IN          MANAGED
                                              IN MILLIONS)             MILLIONS)        (ASSETS IN MILLIONS)
                       DOLLAR RANGE     -----------------------   -------------------   ----------------------
                           OF            NUMBER                    NUMBER
                       INVESTMENTS         OF                        OF                 NUMBER OF
 PORTFOLIO MANAGER    IN EACH FUND(1)   ACCOUNTS      ASSETS      ACCOUNTS    ASSETS     ACCOUNTS     ASSETS
 -----------------    ---------------   --------   ------------   --------   --------   ---------   ----------
Doug Asiello               None             1        $1,311.3       None       None        3,450    $  635.3(3)
Brian Nelson               None             3        $6,654.5       None       None        3,451    $  635.4(3)
Ronald Sloan               None             3        $6,654.5       None       None        3,451    $  635.4(3)
                                    AIM V.I. POWERSHARES ETF ALLOCATION FUND
Mark Ahnrud                None           None         None            9     $  972.1         15    $2,215.1
Chris Devine               None           None         None            9     $  972.1         15    $2,215.1
Scott Hixon                None           None         None            9     $  972.1         15    $2,215.1
Scott Wolle                None           None         None            9     $  972.1         15    $2,215.1
                                          AIM V.I. SMALL CAP EQUITY FUND
Juliet Ellis               None            11        $2,532.3       None       None       None          None
Juan Hartsfield            None            11        $2,532.3       None       None       None          None
                                            AIM V.I. TECHNOLOGY FUND
Brian Nelson(5)            None             4        $7,055.8       None       None        3,451    $  635.4(3)
Warren Tennant             None             2        $  810.8          1     $   54.0     None          None
                                             AIM V.I. UTILITIES FUND
Davis Paddock(6)           None           None         None         None       None       None          None
Meggan Walsh(9)            None             3        $1,398.4       None       None       None          None



POTENTIAL CONFLICTS OF INTEREST



     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.


----------

(8) Mr. Nelson began serving as portfolio manager of AIM V.I. Technology Fund on January 23, 2009.



(9) Mr. Paddock and Mrs. Walsh began serving as portfolio managers of AIM V.I. Utilities Fund on January 23, 2009.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.




- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.



     The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



For the Advisor and each affiliated Sub-Advisor



     The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:



     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



     Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.



Table 1



SUB-ADVISOR                                              PERFORMANCE TIME PERIOD(10)
-----------                                              ---------------------------
Invesco Aim(11)
Invesco  Institutional  (Except  Invesco  Real  Estate   One-,  Three- and  Five-year  performance  against
U.S.)(11)                                                Fund peer group.
Invesco Global(11)
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real Estate U.S.         N/A

Invesco Senior Secured                                   N/A

Invesco Trimark(10)                                      One-year performance against Fund peer group.

                                                         Three- and Five-year  performance  against  entire
                                                         universe of Canadian funds.

Invesco Hong Kong(10)
Invesco Asset Management                                 One- and Three-year  performance against Fund peer
                                                         group.

Invesco Japan                                            One-,  Three- and  Five-year  performance  against
                                                         the appropriate Micropol benchmark.



     Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.



     Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.



     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.



     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or granted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



     Portfolio managers also participate in benefit plans and programs available generally to all employees.


----------
(10) Rolling time periods based on calendar year end.

(11) Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     The Funds paid Invesco Aim the following amounts for administrative services for the last three fiscal periods:


             FUND NAME                   2008         2007         2006
             ---------                ----------   ----------   ----------
AIM V.I. Basic Balanced Fund          $  148,275   $  220,617   $  244,188
AIM V.I. Basic Value Fund              1,338,849    2,159,538    2,219,812
AIM V.I. Capital Appreciation Fund     2,674,046    3,878,399    3,684,721
AIM V.I. Capital Development Fund        666,249      890,045      613,485
AIM V.I. Core Equity Fund              4,878,935    6,632,708    5,785,524
AIM V.I. Diversified Income Fund         106,793      127,458      141,102
AIM V.I. Dynamics Fund                   248,735      378,485      376,725
AIM V.I. Financial Services Fund         223,375      357,474      384,973
AIM V.I. Global Health Care Fund         547,937      848,807      781,280
AIM V.I. Global Real Estate Fund         340,368      485,490      350,878
AIM V.I. Government Securities Fund    3,722,006    2,856,587    2,318,900
AIM V.I. High Yield Fund                 162,575      187,978      175,709
AIM V.I. International Growth Fund     3,872,885    2,831,605    1,500,504
AIM V.I. Large Cap Growth Fund           283,401      346,781      221,467
AIM V.I. Leisure Fund                    125,510      174,691      179,720
AIM V.I. Mid Cap Core Equity Fund      1,504,321    1,850,711    1,724,200
AIM V.I. Money Market Fund               144,277      137,152      141,239
AIM V.I. PowerShares ETF
Allocation Fund*                           9,467          N/A          N/A
AIM V.I. Small Cap Equity Fund           496,916      372,087      215,952
AIM V.I. Technology Fund                 332,668      464,910      499,415
AIM V.I. Utilities Fund                  340,852      404,040      322,038



* AIM V.I. PowerShares ETF Allocation Fund commenced operations on October 22, 2008.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

Set forth below are brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years or period ended December 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover:


                    FUND                          2008           2007             2006
                    ----                     -------------   -------------   -------------
AIM V.I. Basic Balanced Fund                 $   50,927.16   $   36,481.95   $   32,225.66
AIM V.I. Basic Value Fund                       844,318.19      472,207.56      374,179.34
AIM V.I. Capital Appreciation Fund            2,113,314.04    2,296,347.93    3,474,201.60
AIM V.I. Capital Development Fund               687,565.08      711,539.73      615,385.29
AIM V.I. Core Equity Fund                     1,514,333.97    3,179,214.17    2,023,109.37
AIM V.I. Diversified Income Fund                    260.53           25.00             -0-
AIM V.I. Dynamics Fund                          235,706.44      296,945.29      387,058.18
AIM V.I. Financial Services Fund                115,329.87       34,713.54       31,895.23
AIM V.I. Global Health Care Fund                358,965.62      485,870.06      526,067.31
AIM V.I. Global Real Estate Fund                227,654.00      286,105.00      343,505.00
AIM V.I. Government Securities Fund                   N/A              N/A             N/A
AIM V.I. High Yield Fund                              -0-           279.93          220.52
AIM V.I. International Growth Fund            2,749,742.24    1,761,222.03      951,596.93
AIM V.I. Large Cap Growth Fund                   53,656.63       72,775.67      119,740.71
AIM V.I. Leisure Fund                            15,706.64       21,309.84       28,333.52
AIM V.I. Mid Cap Core Equity Fund               724,035.04    1,039,900.00    1,144,457.35
AIM V.I. Money Market Fund                             N/A             N/A             N/A
AIM V.I. PowerShares ETF Allocation Fund *    7,952,040.20             N/A             N/A
AIM V.I. Small Cap Equity Fund                  303,459.30      203,970.35      104,484.66
AIM V.I. Technology Fund(2)                     292,311.09      325,343.61      744,727.86
AIM V.I. Utilities Fund                          70,363.97       95,228.54       93,988.33


(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.


(2) The variation in brokerage commissions paid by AIM V.I. Technology Fund for the fiscal year ended December 31, 2008, as compared to the prior two fiscal years was due to portfolio manager changes in May 2006 and February 2008, which caused a decrease in the number of holdings and a decrease in portfolio turnover.



* AIM V.I. PowerShares ETF Allocation Fund commenced operations on October 22, 2008.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


     During the last fiscal year ended December 31, 2008, each Fund allocated the following amount of transactions to broker-dealers that provided Invesco Aim with certain research, statistics and other information:



                                                                Related
                                                               Brokerage
                  Fund                     Transactions*     Commissions*
                  ----                     -------------   -----------------
AIM V.I. Basic Balanced Fund               $   48,365.74   $   35,572,796.94
AIM V.I. Basic Value Fund                     795,610.85      588,641,328.87
AIM V.I. Capital Appreciation Fund          1,938,729.44    2,030,828,425.59
AIM V.I. Capital Development Fund             616,885.88      439,327,112.27
AIM V.I. Core Equity Fund                   1,421,547.80    1,138,404,155.69
AIM V.I. Diversified Income Fund                  260.53          158,725.42
AIM V.I. Dynamics Fund                        212,623.02      165,610,368.52
AIM V.I. Financial Services Fund              108,376.49       71,047,993.05
AIM V.I. Global Health Care Fund              313,053.10      239,163,037.91
AIM V.I. Global Real Estate Fund              206,353.48      117,399,825.08
AIM V.I. Government Securities Fund                  N/A                 N/A
AIM V.I. High Yield Fund                             -0-                 -0-
AIM V.I. International Growth Fund          2,722,834.09    1,433,801,603.28
AIM V.I. Large Cap Growth Fund                 49,287.93       93,398,443.91
AIM V.I. Leisure Fund                          14,958.90       10,021,148.92
AIM V.I. Mid Cap Core Equity Fund             684,477.25      505,119,195.39
AIM V.I. Money Market Fund                           N/A                 N/A
AIM V.I. PowerShares ETF Allocation Fund             -0-                 -0-
AIM V.I. Small Cap Equity Fund                257,536.00      210,141,514.88
AIM V.I. Technology Fund                      270,674.01      162,060,507.73
AIMI V.I. Utilities Fund                       69,044.63       57,682,148.10


* Amounts reported are inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

     During the last fiscal year ended December 31, 2008, the Funds held securities issued by the following companies, which are "regular brokers" or dealers of the Fund identified below:



                                                       MARKET
                                                     VALUE (AS
                                                    OF DECEMBER
          FUND / ISSUER                SECURITY      31, 2008)
          -------------             -------------   -----------
AIM V.I. Basic Balanced Fund
   Goldman Sachs Group, Inc. (The)  Bonds & Notes    $   28,362
   Merrill Lynch & Co., Inc.        Bonds & Notes        89,766
   Merrill Lynch & Co., Inc.        Common Stock        208,507
   Morgan Stanley                   Common Stock        418,243
   Morgan Stanley                   Bonds & Notes        85,430
   Morgan Stanley Capital I         Asset-Backed         51,849
AIM V.I. Basic Value Fund
   Merrill Lynch & Co., Inc.        Common Stock     $2,748,577
   Morgan Stanley                   Common Stock      5,932,923
AIM V.I. Capital Development Fund
   Morgan Stanley                   Common Stock     $  775,229
   MSCI Inc.                        Common Stock        959,129
AIM V.I. Diversified Income Fund
   Goldman Sachs Group, Inc. (The)  Bonds & Notes    $  167,879
   Merrill Lynch & Co., Inc.        Bonds & Notes       163,690
   Morgan Stanley                   Bonds & Notes       111,059
AIM V.I. Dynamics Fund
   Morgan Stanley                   Common Stock     $  293,885
   MSCI Inc.                        Common Stock        276,932
AIM V.I. Financial Services Fund
   Goldman Sachs Group, Inc. (The)  Common Stock     $  805,671
   Merrill Lynch & Co., Inc.        Common Stock      1,684,331
   Morgan Stanley                   Common Stock      1,622,254

                                   APPENDIX L



      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS



1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
AIG Retirement
Advantage Capital Corporation
Advest Inc.
Allianz Life
Allstate
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Ascensus
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bank of America
Bank of Oklahoma
Bear Stearns Securities Corp.
BOSC, Inc.
Branch Banking & Trust Company
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Citibank, N.A.
Citigroup
Citistreet
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass Bank
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Deutsche Bank Securities, Inc.
Dorsey & Company Inc.
Edward Jones & Co.
Equity Services, Inc.
Expertplan
Fidelity
Fifth Third Bank
Fifth Third Securities, Inc.
Financial Data Services Inc.
Financial Network Investment Corporation
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE Capital Life Insurance Company of New York
GE Life & Annuity Company
Genworth
Genworth Financial Securities Corp.
Glenbrook Life and Annuity Company
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
Hare and Company
Hartford
H.D. Vest
Hewitt Financial Services
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
Huntington Capital
Huntington National Bank
The Huntington Investment Company
ICMA Retirement Corporation
ING Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
J.M. Lummis Securities
JP Morgan
Kanaly Trust Company
Kemper
LaSalle Bank, N.A.
Lincoln Financial
Loop Capital Markets, LLC
LPL Financial Corp.
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon Bank N.A.
Mellon Financial
Mellon Financial Markets
Mercer Trust Company
Merrill Lynch
Metlife
Metropolitan Life
Meyer Financial Group, Inc.
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
MSCS Financial Services, LLC
Multi-Financial Securities Corporation
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Financial Services Corporation
National Planning Corporation
National Planning Holdings
National Retirement Partners Inc.
Nationwide
New York Life
Next Financial Group, Inc.
NFP Securities Inc.
Northeast Securities, Inc.
Northwestern Mutual Investment Services
OneAmerica Financial Partners Inc.
Oppenheimer & Company, Inc.
Oppenheimer Securities
Oppenheimer Trust Company
Pacific Life
Penn Mutual Life

Penson Financial Services
Pershing
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray
Plains Capital Bank
Planco
PNC Bank, N.A.
PNC Capital Markets LLC
Primevest Financial Services, Inc.
Princeton Retirement Group, Inc.
Principal Financial
Proequities, Inc.
Prudential
R B C Dain Rauscher, Inc.
RBC Wealth Management
Raymond James
Ridge Clearing
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
Riversource (Ameriprise)
RSBCO
S I I Investments, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Scott & Stringfellow, Inc.
Securities America, Inc.
Security Distributors, Inc.
Sentra Securities
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
State Farm
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard
Sun Life SunTrust
SunTrust Robinson Humphrey
SWS Financial Services, Inc.
Symetra Investment Services Inc.
TD Ameritrade
The (Wilson) William Financial Group
TFS Securities, Inc.
Transamerica Capital Inc.
Transamerica Treasury Curve, LLC
Treasury Strategies
T Rowe Price
Trust Management Network, LLC
U.S. Bancorp
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank
Union Bank of California, N.A.
Union Central
United Planners Financial
US Bank
U.S. Bank, N.A.
UVEST
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Vining Sparks IBG, LP
Wachovia Capital Markets, LLC
Wachovia
Wadsworth Investment Co., Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Woodbury Financial Services, Inc.
Zions Bank

                                   APPENDIX M

  AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


     A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2008 are as follows:



                                            SERIES I    SERIES II
FUND                                         SHARES      SHARES
----                                        --------   ----------
AIM V.I. Basic Balanced Fund                   N/A     $   10,656
AIM V.I. Basic Value Fund                      N/A        545,866
AIM V.I. Capital Appreciation Fund             N/A        652,493
AIM V.I. Capital Development Fund              N/A        344,500
AIM V.I. Core Equity Fund                      N/A         74,597
AIM V.I. Diversified Income Fund               N/A          1,216
AIM V.I. Dynamics Fund                         N/A             19
AIM V.I. Financial Services Fund               N/A         10,855
AIM V.I. Global Health Care Fund               N/A         54,847
AIM V.I. Global Real Estate Fund               N/A          8,339
AIM V.I. Government Securities Fund            N/A         47,751
AIM V.I. High Yield Fund                       N/A          1,390
AIM V.I. International Growth Fund             N/A      1,989,404
AIM V.I. Large Cap Growth Fund                 N/A          2,382
AIM V.I. Leisure Fund                          N/A             19
AIM V.I. Mid Cap Core Equity Fund              N/A        162,316
AIM V.I. Money Market Fund                     N/A          5,805
AIM V.I. PowerShares ETF Allocation Fund*      N/A            101
AIM V.I. Small Cap Equity Fund                 N/A          4,532
AIM V.I. Technology Fund                       N/A            235
AIM V.I. Utilities Fund                        N/A          5,943



* AIM V.I. PowerShares ETF Allocation Fund commenced operations on October 22, 2008.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


     An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2008 follows:



                                                    PRINTING              COMPENSATION   COMPENSATION     ANNUAL
                                                       &                       TO          TO SALES       REPORT
                                      ADVERTISING   MAILING    SEMINARS      DEALER*       PERSONNEL       TOTAL
                                      -----------   --------   --------   ------------   ------------   ----------
AIM V.I. Basic Balanced  Fund              --          --         --       $   10,656          --       $   10,656
AIM V.I. Basic Value Fund                  --          --         --          545,866          --          545,866
AIM V.I. Capital
  Appreciation Fund                        --          --         --          652,493          --          652,493
AIM V.I. Capital Development Fund          --          --         --          344,500          --          344,500
AIM V.I. Core Equity Fund                  --          --         --           74,597          --           74,597
AIM V.I. Diversified Income Fund           --          --         --            1,216          --            1,216
AIM V.I. Dynamics Fund                     --          --         --               19          --               19
AIM V.I. Financial
   Services Fund                           --          --         --           10,855          --           10,855
AIM V.I. Global Health Care Fund           --          --         --           54,847          --           54,847
AIM  V.I Global Real Estate Fund           --          --         --            8,339          --            8,339
AIM V.I. Government Securities Fund        --          --         --           47,751          --           47,751
AIM V.I. High Yield Fund                   --          --         --            1,390          --            1,390
AIM V.I. International Growth Fund         --          --         --        1,989,904          --        1,989,904
AIM V.I. Large Cap Growth Fund             --          --         --            2,382          --            2,382
AIM V.I. Leisure Fund                      --          --         --               19          --               19
AIM V.I. Mid Cap Core Equity Fund          --          --         --          162,316          --          162,316
AIM V.I. Money Market Fund                 --          --         --            5,805          --            5,805

                                                    PRINTING              COMPENSATION   COMPENSATION     ANNUAL
                                                       &                       TO          TO SALES       REPORT
                                      ADVERTISING   MAILING    SEMINARS      DEALER*       PERSONNEL       TOTAL
                                      -----------   --------   --------   ------------   ------------   ----------

AIM V.I. PowerShares ETF
   Allocation Fund**                       --          --         --              101          --              101
AIM V.I. Small Cap Equity Fund             --          --         --            4,532          --            4,532
AIM V.I. Technology Fund                   --          --         --              235          --              235
AIM V.I. Utilities Fund                    --          --         --            5,943          --            5,943


* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.


** AIM V.I. PowerShares ETF Allocation Fund commenced operations on October 22, 2008.

                                  APPENDIX O-1
                    PENDING LITIGATION ALLEGING MARKET TIMING


     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).


     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.


     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.


     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.


     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim-- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations ERISA purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.


     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

     STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
     (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

     CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss. On January 5, 2008, the parties reached an agreement in principle to settle both the class action (Lepera) and the derivative (Essenmacher) lawsuits, subject to the MDL Court approval. Individual class members have the right to object.

                                  APPENDIX O-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING


     The following civil class action lawsuit involves AIM Funds, IFG and/or Invesco Aim and alleges that the defendants inadequately employed fair value pricing. The lawsuit listed below has been served on IFG, AIM, the AIM Funds or related entities, or has had service of process waived.


     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

a (1)   - (a) Amended and Restated Agreement and Declaration of Trust of
          Registrant, dated September 14, 2005.(26)

        - (b) Amendment No. 1, dated December 21, 2005, effective as of December 21, 2005, to Amended and Restated Agreement and Declaration of Trust of Registrant.(26)

        - (c) Amendment No. 2, dated December 7, 2005, effective as of July 3, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(27)

        - (d) Amendment No. 3, dated January 9, 2006, effective as of January 9, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(27)

        - (e) Amendment No. 4, dated February 2, 2006, effective as of July 3, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(27)

        - (f) Amendment No. 5, dated May 1, 2006, effective as of May 1, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (g) Amendment No. 6, dated May 24, 2006, effective as of May 24, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (h) Amendment No. 7, dated June 12, 2006, effective as of June 12, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (i) Amendment No. 8, dated July 5, 2006, effective as of July 5, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (j) Amendment No. 9, dated November 6, 2006, effective as of November 6, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (k) Amendment No. 10, dated December 21, 2006, effective as of December 21, 2006, to Amended and Restated Agreement and Declaration of Trust of Registrant.(28)

        - (l) Amendment No. 11, dated May 1, 2007, effective as of May 1, 2007, to Amended and Restated Agreement and Declaration of Trust of Registrant.(29)

        - (m) Amendment No. 12, dated May 1, 2008, effective as of May 1, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant.(31)

        - (n) Amendment No. 13, dated July 31, , 2008, effective as of July 31, 2008, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant.(32)

b (1)   - (a) Amended and Restated By-Laws of Registrant, dated effective
          September 14, 2005.(26)

        - (b) Amendment, adopted effective August 1, 2006, to Amended and Restated By-Laws of Registrant, dated effective September 14, 2005.(28)

        - (c) Amendment No. 2, adopted effective March 23, 2007, to Amended and Restated By-Laws of Registrant, dated effective September 14, 2005.(28)

        - (d) Amendment No. 3, adopted effective January 1, 2008, to Amended and Restated By-Laws of Registrant, dated effective September 14, 2005.(29)

c       - Instruments Defining Rights of Security Holders - All rights of security holders are contained in the Registrant's Amended and Restated Agreement and Declaration of Trust.

d (1)   - (a) Master Investment Advisory Agreement, dated May 1, 2000, between
          Registrant and A I M Advisors, Inc.(14)

        - (b) Amendment No. 1, dated, May 1, 2001 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(15)

        - (c) Amendment No. 2, dated September 7, 2001, to Master Investment Advisory Agreement of Registrant, between Registrant and A I M Advisors, Inc.(18)

        - (d) Amendment No. 3, dated May 1, 2002, to Master Investment Advisory Agreement of Registrant, between Registrant and A I M Advisors, Inc.(20)

        - (e) Amendment No. 4, dated August 29, 2003, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(22)

        - (f) Amendment No. 5, dated April 30, 2004 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(24)

        - (g) Amendment No. 6, dated July 1, 2004, to Master Investment Advisory
        - Agreement between Registrant and A I M Advisors, Inc.(24)

        - (h) Amendment No. 7, dated October 15, 2004, to Master Investment
        - Advisory Agreement between Registrant and A I M Advisors, Inc.(24)

        - (i) Amendment No. 8, dated July 1, 2005, to Master Investment Advisory
        - Agreement between Registrant and A I M Advisors, Inc.(26)

        - (j) Amendment No. 9, dated December 21, 2005, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(26)

        - (k) Amendment No. 10, dated May 1, 2006, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(28)

        - (l) Amendment No. 11, dated June 12, 2006, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(28)

        - (m) Amendment No. 12, dated July 3, 2006, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(28)

        - (n) Amendment No. 13, dated November 6, 2006, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(28)

        - (o) Amendment No. 14, dated December 21, 2006, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(28)

        - (p) Amendment No. 15, dated May 1, 2007, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(29)

        - (q) Amendment No. 16, dated July 1, 2007, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(29)


        - (r) Amendment No. 17, dated October 22, 2008, to Master Investment Advisory Agreement between Registrant and Invesco Aim Advisors, Inc.(33)


  (2) - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 30, 2004, between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

        - (b) Amendment No. 1, dated July 16, 2004, to Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

        - (c) Amendment No. 2, dated September 30, 2004, to Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

        - (d) Amendment No. 3, dated October 15, 2004, to Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(24)

        - (e) Amendment No. 4, dated June 1, 2005, to Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(26)

        - (f) Amendment No. 5, dated July 3, 2006, to Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(28)

  (3) - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and A I M Funds Management Inc.(30)


        - (b) Amendment No. 1, dated October 22, 2008, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and A I M Funds Management Inc.(33)

  (4) - (a) Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc.(7)

        - (b) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

        - (c) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

e (1)   - (a) First Amended and Restated Master Distribution Agreement, dated
          July 16, 2001, between Registrant and A I M Distributors, Inc.(17)

        - (b) Amendment No. 1, dated September 7, 2001, to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(18)

        - (c) Amendment No. 2, dated May 1, 2002, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors Inc., dated July 16, 2001.(20)

        - (d) Amendment No. 3, dated August 29, 2003, to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(22)

        - (e) Amendment No. 4, dated April 30, 2004, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(24)

        - (f) Amendment No. 5, dated October 15, 2004, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(24)

        - (g) Amendment No. 6, dated July 1, 2005, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(26)

        - (h) Amendment No. 7, dated December 21, 2005, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(26)

        - (i) Amendment No. 8, dated May 1, 2006, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(28)

        - (j) Amendment No. 9, dated June 12, 2006, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(28)

        - (k) Amendment No. 10, dated July 3, 2006, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(28)

        - (l) Amendment No. 11, dated November 6, 2006, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(28)

        - (m) Amendment No. 12, dated December 21, 2006, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(28)

        - (n) Amendment No. 13, dated May 1, 2007, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(29)


        - (o) Amendment No. 14, dated October 22, 2008, to First Amended and Restated Master Distribution Agreement between Registrant and Invesco Aim Distributors, Inc.(33)


f (1)   - Retirement Plan of Registrant's Non-Affiliated Directors, effective
          March 8, 1994, as restated September 18, 1995.(4)


  (2) - Form of Retirement Plan for Eligible Directors/Trustees, as amended January 1, 2008.(33)



  (3) - Form of Trustee Deferred Compensation Agreement, amended January 1, 2008.(33)


g (1)   - (a) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

        - (b) Amendment, dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

        - (c) Amendment, dated June 29, 2001, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

        - (d) Amendment, dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

        - (e) Amendment, dated September 8, 2004, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(24)

        - (f) Amendment, dated February 6, 2006, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(28)

        - (g) Amendment, dated January 31, 2007, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(28)

  (2) - (a) Custody Agreement, dated September 19, 2000, between Registrant and The Bank of New York.(15)

        - (b) Amendment No. 1, dated May 31, 2005, to Custody Agreement dated September 19, 2000, between Registrant and The Bank of New York.(28)

  (3) - Foreign Assets Delegation Agreement, dated November 6, 2006, between Registrant and A I M Advisors, Inc.(29)

h (1)   - (a) Third Amended and Restated Master Administrative Services
          Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(28)

        - (b) Amendment No. 1, dated July 3, 2006, to Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(28)

        - (c) Amendment No. 2, dated November 6, 2006, to Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(28)

        - (d) Amendment No. 3, dated December 21, 2006, to Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(28)

        - (e) Amendment No. 4, dated May 1, 2007, to Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(29)


        - (f) Amendment No. 5, dated October 22, 2008, to Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Aim Advisors, Inc.(32)


  (2) - (a) Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and AIM Investment Services, Inc.(28)

        - (b) Amendment No. 1, dated July 1, 2007, to the Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and AIM Investment Services, Inc.(29)

  (3) - Participation Agreement, dated February 25, 1993, between Registrant, Connecticut General Life Insurance Company and A I M Distributors, Inc.(4)

  (4) - (a) Participation Agreement, dated February 10, 1995, between Registrant and Citicorp Life Insurance Company.(4)

        - (b) Amendment No. 1, dated February 3, 1997, to the Participation Agreement dated February 10, 1995, between Registrant and Citicorp Life Insurance Company.(6)

  (5) - (a) Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company.(4)

        - (b) Amendment No. 1, dated February 3, 1997, to the Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company.(6)

  (6) - (a) Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(4)

        - (a)(i) Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and Annuity Company.(5)

        - (b) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

        - (c) Amendment No. 2, dated September 2, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(6)

        - (d) Amendment No. 3, dated January 26, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

        - (e) Amendment No. 4, dated May 1, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

        - (f) Amendment No. 5, dated January 12, 1999, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Insurance Company.(8)

        - (g) Amendment No. 6, dated September 26, 2001, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(20)

        - (h) Amendment No. 7, dated May 1, 2004, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Insurance Company.(27)

  (7) - Participation Agreement, dated March 4, 1996, between Registrant and IDS Life Insurance Company.(4)

  (8) - (a) Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company (supersedes and replaces Participation Agreement dated March 4, 1996).(5)

        - (a)(i) Side Letter Agreement, dated September 27, 1996, between Registrant, IDS Life Insurance Company and IDS Life Insurance Company of New York.(6)

        - (b) Amendment 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(8)

        - (c) Amendment No. 2, dated August 13, 2001, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(27)

        - (d) Amendment No. 3, dated May 1, 2002, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(27)

        - (e) Amendment, dated January 1, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(27)

        - (f) Amendment, dated September 30, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(27)

        - (g) Amendment, dated April 30, 2004, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company.(27)

  (9) - (a) Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(5)

        - (b) Amendment No. 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996 between Registrant and IDS Life Insurance Company of New York.(8)

        - (c) Amendment No. 2, dated August 13, 2001, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(27)

        - (d) Amendment No. 3, dated May 1, 2002, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(27)

        - (e) Amendment, dated January 1, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(27)

        - (f) Amendment, dated August 18, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(27)

        - (g) Amendment, dated April 30, 2004, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(27)

  (10) - (a) Participation Agreement, dated April 8, 1996, between Registrant and Connecticut General Life Insurance Company.(4)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated April 8, 1996, between Registrant and Connecticut General Life Insurance Company.(27)

  (11) - (a) Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(5)

        - (b) Amendment No. 1, dated July 1, 1997, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(6)

        - (c) Amendment No. 2, dated August 1, 1998, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(7)

        - (d) Amendment No. 3, dated November 8, 1999, to the Participation Agreement dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

        - (e) Amendment No. 4, dated April 10, 2000, to the Participation Agreement dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

          (f) Amendment, dated November 1, 2007, to the Participation Agreement dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(29)

  (12) - (a) Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(5)

        - (a)(i) Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(7)

        - (b) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(9)

        - (c) Amendment No. 2, dated December 18, 2002, to the Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(27)

        - (d) Amendment No. 3, dated May 1, 2003, to the Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(27)

  (13) - (a) Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(5)

        - (a)(i) Side Letter Agreement, dated December 18, 1996, between Registrant and Merrill, Lynch, Pierce, Fenner & Smith,
          Incorporated.(5)

        - (b) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(6)

        - (c) Amendment No. 2, dated April 13, 2000, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(14)

        - (d) Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

        - (e) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

        - (f) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

        - (g) Agreement No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(20)

        - (h) Amendment No. 7, dated March 1, 2005, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(27)

        - (i) Amendment No. 8, dated May 1, 2006, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(27)

  (14) - (a) Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(5)

        - (b) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(6)

        - (c) Amendment No. 2, dated April 3, 2000, to the Participation Agreement, dated December 18, 1996, by and between Registrant and ML Life Insurance Company of New York.(14)

        - (d) Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

        - (e) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

        - (f) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated, December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

        - (g) Amendment No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(20)

        - (h) Amendment No. 7, dated March 1, 2005, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(27)

        - (i) Amendment No. 8, dated May 1, 2006, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(27)

  (15) - (a) Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(5)

        - (b) Amendment No. 1, dated November 8, 1999, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

        - (c) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

        - (d) Amendment, dated April 30, 2004, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(27)

          (e) Amendment, dated November 1, 2007, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(29)


  (16) - (a) Amended and Restated Participation Agreement, dated January 31, 2007, between Registrant and The Prudential Insurance Company of America.(33)



        - (b) Amendment No. 1, dated March 25, 2009, to the Amended and Restated Participation Agreement, dated January 31, 2007, between Registrant and The Prudential Insurance Company of America.(33)

  (17) - Amended and Restated Participation Agreement, dated April 17, 2006, between Registrant and American Centurion Life Assurance Company.(28)

  (18) - Amended and Restated Participation Agreement, dated April 17, 2006, between Registrant and American Enterprise Life Insurance Company.(28)

  (19) - (a) Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance Company.(6)

        - (b) Amendment No. 1, dated October 11, 1999, to the Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance Company.(27)

  (20) - Participation Agreement, dated November 20, 1997, between Registrant and American International Life Assurance Company of New York.(6)

  (21) - (a) Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(6)

        - (b) Amendment No. 1, dated June 15, 1998, to the Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(7)

  (22) - (a) Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(6)

        - (b) Amendment No. 1, dated June 23, 1998, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(7)

        - (c) Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(10)

        - (d) Amendment No. 3, dated November 1, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(12)

        - (e) Amendment No. 4, dated March 2, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

        - (f) Amendment No. 5, dated December 28, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

        - (g) Amendment No. 6, dated September 5, 2001, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(18)

  (23) - (a) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(6)

        - (b) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(12)

        - (c) Amendment No. 2, dated September 1, 2000, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(14)

        - (d) Amendment No. 3, dated February 12, 2001, to the Participation Agreement, dated December 31, 1997, between Registrant and Met Life Investors Insurance Company (formerly, Cova Financial Services Life Insurance Company).(18)

  (24) - (a) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(6)

        - (b) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(10)

        - (c) Amendment No. 2, dated February 12, 2001, to the Participation Agreement, dated April 23, 1999, between Registrant and Met Life Investors Insurance Company (formerly, Cova Financial Life Insurance Company).(18)

  (25) - (a) Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Insurance & Annuity Company, Inc.(7)

        - (b) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(11)

        - (c) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

        - (d) Amendment No. 3, dated August 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company.(14)

        - (e) Amendment No. 4, dated December 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(18)

        - (f) Amendment, dated January 1, 2003, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Insurance and Annuity Company, Inc.(27)

        - (g) Amendment No. 5, dated May 1, 2004, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Insurance and Annuity Company, Inc.(27)

        - (h) Amendment No. 6, dated July 1, 2008, to the Participation Agreement, dated February 2, 1998 between Registrant and The Guardian Insurance and Annuity Company, Inc.(32)

        - (i) Amendment No. 7, dated May 1, 2008, to the Participation Agreement, dated February 2, 1998 between Registrant and The Guardian Insurance and Annuity Company, Inc.(32)

        - (j) Amendment No. 8, dated December 31, 2008, to the Participation Agreement, dated February 2, 1998 between Registrant and The Guardian Insurance and Annuity Company, Inc.(33)


  (26) - (a) Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(7)

        - (b) Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(8)

        - (c) Amendment No. 2, dated March 15, 1999, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

        - (d) Amendment No. 3, dated April 17, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

        - (e) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S).(18)

        - (f) Amendment No. 5, dated May 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

        - (g) Amendment No. 6, dated September 1, 2001, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

        - (h) Amendment No. 7, dated April 1, 2002 to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

        - (i) Amendment No. 8, dated August 5, 2002, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

        - (j) Amendment No. 9, dated August 20, 2003, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada.(27)

        - (k) Amendment No. 10, dated December 31, 2003, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(27)

        - (l) Amendment No. 11, dated April 30, 2004, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(27)

        - (m) Amendment No. 12, dated January 29, 2007, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(28)

        - (n) Amendment No. 13, dated May 1, 2007, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(29)

        - (o) Amendment No. 14, dated August 1, 2007, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(29)

  (27) - Participation Agreement, dated April 1, 1998, between Registrant and United Life & Annuity Insurance Company.(7)

  (28) - (a) Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(7)

        - (b) Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(8)

        - (c) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(18)

  (29) - (a) Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

        - (b) Amendment No. 1, dated June 30, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

        - (c) Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(8)

        - (d) Amendment No. 3, dated August 1, 1999, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

        - (e) Amendment No. 4, dated February 28, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

        - (f) Amendment No. 5, dated July 1, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(18)

        - (g) Amendment No. 6, dated August 15, 2001, to the Participation Agreement dated May 1, 1998, between Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(18)

        - (h) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(20)

        - (i) Amendment No. 8, dated July 15, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(20)

        - (j) Amendment No. 9, dated December 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(20)

        - (k) Amendment No. 10, dated May 1, 2003, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(27)

        - (l) Amendment No. 11, dated December 1, 2003, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(27)

        - (m) Amendment No. 12, dated May 1, 2004, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(27)

        - (n) Amendment No. 13, dated September 1, 2005, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(27)

        - (o) Amendment No. 14, dated May 1, 2006, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(27)

        - (p) Amendment and Novation, dated May 1, 2007, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(29)

        - (q) Amendment, dated July 30, 2007, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(29)

        - (r) Amendment, dated January 10, 2008, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly, PFL Life Insurance Company).(30)

  (30) - (a) Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company.(7)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company (n/k/a Union Security Insurance Company).(28)

  (31) - (a) Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(7)

        - (b) Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(9)

        - (c) Amendment No. 2, dated September 29, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

        - (d) Amendment No. 3, dated February 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

        - (e) Amendment No. 4, dated November 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(18)

        - (f) Amendment No. 5, dated May 14, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(20)

        - (g) Amendment No. 6, dated October 1, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

        - (h) Amendment No. 7, dated January 15, 2004, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

        - (i) Amendment No. 8, dated January 1, 2005, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

        - (j) Amendment No. 9, dated May 1, 2006, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(28)

        - (k) Amendment No. 10, dated August 31, 2007, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(29)

        - (l) Amendment No. 11, dated February 1, 2008, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(30)

        - (m) Amendment No. 12, dated September 15, 2008, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(32)


        - (n) Amendment No. 13, dated December 1, 2008, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(32)


  (32) - (a) Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(7)

        - (b) Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(8)

        - (c) Amendment No. 2, dated May 1, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

        - (d) Amendment No. 3, dated October 14, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

        - (e) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

        - (f) Amendment No. 5, dated July 15, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

        - (g) Amendment No. 6, dated July 15, 2001, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

        - (h) Amendment No. 7, dated May 1, 2003, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(27)

        - (i) Amendment No. 8, dated April 30, 2004, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(27)

        - (j) Amendment No. 9, dated May 1, 2006, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(28)

  (33) - (a) Participation Agreement, dated June 30, 1998, between Registrant and Aetna Life Insurance and Annuity Company.(7)

        - (b) Amendment No. 1, dated October 1, 2000, to the Participation Agreement, dated June 30, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(18)

        - (c) Amendment, dated July 12, 2002, to the Participation Agreement, dated June 30, 1998, between Registrant and AETNA Life Insurance and Annuity Company (n/k/a ING Life Insurance and Annuity Company).(27)

  (34) - (a) Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(8)

        - (b) Amendment 2, dated July 1, 2001, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(28)

        - (c) Amendment, dated January 1, 2003, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(20)

        - (d) Amendment, dated April 30, 2004, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company (ING Life Insurance and Annuity Company).(27)

        - (e) Amendment 4, dated June 30, 2006, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(28)

        - (f) Amendment, dated November 5, 2007, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(29)

        - (g) Amendment, dated November 3, 2008, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(32)

  (35) - (a) Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance Company.(8)

        - (b) Amendment No. 1, dated July 1, 2002, to the Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance Company.(27)

  (36) - (a) Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(7)

        - (b) Amendment No. 1, dated April 29, 2002, to be effective as of November 1, 2000, to the Participation Agreement, dated July 2, 1998, between Registration and Hartford Life Insurance Company.(20)

        - (c) Amendment No. 2, dated September 20, 2001, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(20)

        - (d) Amendment No. 3, dated June 1, 2003, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

        - (e) Amendment No. 4, dated November 1, 2003, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

        - (f) Amendment No. 5, dated May 1, 2004, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

        - (g) Amendment No. 6, dated May 1, 2008, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(32)


        - (h) Amendment No. 7, dated May 1, 2009, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(33)



        - (i) Form of Amendment No. 8 to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(33)


  (37) - (a) Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(7)

        - (b) Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(8)

        - (c) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(27)

  (38) - (a) Amended and Restated Participation Agreement, dated July 31, 2007, to the Participation Agreement, dated July 27, 1998, between Registrant, A I M Distributors, Inc., and Commonwealth Annuity and Life Insurance Company (formerly, Allmerica Financial Life Insurance and Annuity Company).(29)

        - (b) Amendment No. 1, dated March 1, 2008, to the Participation Agreement, dated July 31, 2007, between Registrant AIM Distributors, Inc., and Commonwealth Annuity and Life Insurance Company (formerly, Allmerica Financial Life Insurance and Annuity Company).(30)

  (39) - (a) Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(7)

        - (b) Amendment No. 1, dated February 11, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(13)

        - (c) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

        - (d) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

        - (e) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

        - (f) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

        - (g) Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

        - (h) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(20)

        - (i) Amendment dated January 1, 2003 to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(27)

  (40) - (a) Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(9)

        - (b) Amendment No. 1, dated February 15, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

        - (c) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

        - (d) Amendment No. 3, dated July 15, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

        - (e) Amendment, dated January 1, 2003, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

        - (f) Amendment No. 5, dated April 30, 2004, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

        - (g) Amendment No. 6, dated October 1, 2006, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(28)

        - (h) Amendment No. 7, dated April 2, 2007, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(29)

  (41) - (a) Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(8)

        - (b) Amendment No. 1, dated July 1, 1999, to the Participation Agreement dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(11)

        - (c) Amendment No. 2, dated August 1, 2000, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(14)


  (42) - (a) Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of America.(6)


        - (b) Amendment No. 1, dated March 8, 2000, to the Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of America.(27)

        - (c) Amendment, dated April 30, 2004, to the Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of America.(27)

        - (d) Amendment, dated May 1, 2006, to the Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of America.(29)

  (43) - (a) Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(9)

        - (b) Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(18)

        - (c) Amendment No. 2, dated February 1, 2002, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(27)

        - (d) Amendment No. 3, dated May 1, 2003, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(27)

  (44) - (a) Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(9)

        - (b) Amendment No. 1, dated May 1, 2001, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(18)

        - (c) Amendment No. 2, dated April 30, 2004, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(27)

          (d) Amendment No. 2, dated April 30, 2004, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(29)

  (45) - Participation Agreement, dated April 13, 1999, between Registrant and Western-Southern Life Insurance Company.(10)

  (46) - (a) Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(10)

        - (b) Amendment, dated April 25, 2003, to the Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(27)

        - (c) Amendment No. 2, dated April 30, 2004, to the Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(27)

  (47) - (a) Participation Agreement, dated April 26, 1999, between Registrant and First Variable Life Insurance Company.(10)

        - (b) Amendment, dated April 30, 2004, to the Participation Agreement, dated April 26, 1999, between Registrant and Protective Life Insurance Company (formerly, First Variable Life Insurance Company).(27)

  (48) - (a) Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance Company of America.(11)

        - (b) Amendment, dated July 12, 2006, to the Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance Company of America.(28)

        - (c) Amendment and Novation, dated May 1, 2007, to the Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance Company of America.(29)

  (49) - Participation Agreement, dated June 8, 1999, between Registrant and The Principal Life Insurance Company.(10)

  (50) - (a) Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(11)

        - (b) Amendment, dated April 1, 2001, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

        - (c) Amendment, dated May 1, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

        - (d) Amendment, dated August 15, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

        - (e) Amendment. dated January 8, 2003, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

        - (f) Amendment, dated February 14, 2003, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

        - (g) Amendment, dated April 30, 2004, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

        - (h) Amendment, dated April 29, 2005, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

        - (i) Amendment No. 8, dated May 1, 2006, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(29)

  (51) - (a) Participation Agreement, dated June 14, 1999, between Registrant and Security First Life Insurance Company.(11)

        - (b) Amendment No. 1, dated April 30, 2007, to the Participation Agreement, dated June 14 1999, between Registrant and Security First Life Insurance Company.(29)

  (52) - (a) Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(11)

        - (b) Amendment No. 1, dated December 20, 2001, to the Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(18)

        - (c) Amendment No. 2, dated May 1, 2003, to the Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(27)

  (53) - (a) Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of North America.(11)

        - (b) Amendment No. 1, dated May 1, 2005, to the Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of North America.(28)

        - (c) Amendment No. 2, dated May 1, 2006, to the Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of North America.(28)

  (54) - (a) Participation Agreement, dated July 27, 1999, between Registrant and Preferred Life Insurance Company of New York.(11)

        - (b) Amendment No. 1, dated May 1, 2006, to the Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of New York (formerly, preferred Life Insurance Company of New York).(28)

  (55) - Participation Agreement, dated August 31, 1999, between Registrant and John Hancock Mutual Life Insurance Company.(11)

  (56) - (a) Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(11)

        - (b) Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(27)

        - (c) Amendment No. 2, dated December 31, 2002, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(27)

        - (d) Amendment No. 3, dated September 5, 2003, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(27)

        - (e) Amendment No. 4, dated July 1, 2008, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(32)

        - (f) Amendment No. 5, dated September 15, 2008, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(32)


        - (g) Amendment No. 6, dated December 1, 2008, to the Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(33)


  (57) - (a) Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(12)

        - (b) Amendment No. 1, dated November 17, 2000, to the Participation Agreement dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(18)

        - (c) Amendment, dated July 12, 2002, to the Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(27)

  (58) - Participation Agreement, dated January 28, 2000, between Registrant and Northbrook Life Insurance Company.(13)

  (59) - (a) Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance Company.(14)

        - (b) Amendment No. 1, dated January 12, 2005, to the Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance Company.(27)

        - (c) Amendment No. 2, dated April 29, 2005, to the Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance Company.(27)

        - (d) Amendment No. 3, dated February 27, 2007, to the Participation Agreement, dated March 2, 2000, between Registrant and Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity Assurance Company).(29)

        - (e) Amendment No. 4, dated March 18, 2008, to the Participation Agreement, dated March 2, 2000, between Registrant and Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity Assurance Company).(30)

  (60) - Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance Company of New York.(14)

  (61) - Participation Agreement, dated March 27, 2000, between Registrant and Northern Life Insurance Company.(14)

  (62) - Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance Company.(14)

  (63) - (a) Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

        - (b) Amendment No. 1, dated December 1, 2000, to the Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

  (64) - (a) Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life Insurance Company.(14)

        - (b) Amendment, dated April 30, 2004, to the Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life Insurance Company.(27)

  (65) - (a) Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(14)

        - (b) Amendment No. 1, dated April 27, 2000, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

        - (c) Amendment No. 2, dated September 1, 2001, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

        - (d) Amendment No. 3, dated April 1, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

        - (e) Amendment No. 4, dated December 31, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

        - (f) Amendment No. 5, dated August 20, 2003, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(27)

        - (g) Amendment No. 6, dated April 30, 2004, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(27)

        - (h) Amendment No. 7, dated October 1, 2006, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(28)

        - (i) Amendment No. 8, dated January 29, 2007, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(29)

        - (j) Amendment No. 9, dated May 1, 2007, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(29)

        - (k) Amendment No. 10, dated August 1, 2007, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(29)

  (66) - (a) Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life Insurance Company.(14)

        - (b) Amendment, dated October 31, 2002, to the Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life Insurance Company.(27)

  (67) - (a) Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(14)

        - (b) Amendment No. 1, dated September 5, 2001, to the Private Placement Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(18)

  (68) - (a) Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(18)

        - (b) Amendment No. 1, dated November 1, 2000, to the Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(18)

        - (c) Amendment No. 2, dated October 1, 2002, to the Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(27)

  (69) - (a) Participation Agreement, dated April 3, 2000, between Registrant and First Cova Life Insurance Company.(18)

        - (b) Amendment No. 1, dated February 12, 2001, to the Participation Agreement dated December 31, 1997, between Registrant and First MetLife Investors Insurance Company (formerly, First Cova Life Insurance Company).(18)

        - (c) Amendment No. 2, dated April 30, 2007, to the Participation Agreement dated December 31, 1997, between Registrant and First MetLife Investors Insurance Company (formerly, First Cova Life Insurance Company).(29)

  (70) - (a) Participation Agreement, dated February 1, 2001, between Registrant and Peoples Benefit Life Insurance Company.(18)

        - (b) Amendment, dated April 6, 2004, to the Participation Agreement between Registrant and Peoples Benefit Life Insurance Company.(27)

        - (c) Amendment and Novation, dated May 1, 2007, to the Participation Agreement, dated February 1, 2001, between Registrant and People's Benefit Life Insurance Company.(29)

  (71) - (a) Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(18)

        - (b) Amendment No. 1, dated May 1, 2003, to the Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(27)

        - (c) Amendment No. 2, dated September 29, 2005, to the Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(27)

        - (d) Amendment No. 3, dated November 15, 2006, to the Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(28)

  (72) - Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Home Life Mutual Insurance Company.(18)

  (73) - Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Life and Annuity Company.(18)

  (74) - (a) Participation Agreement, dated March 29, 2001, between Registrant and PHL Variable Insurance Company.(18)

        - (b) Amendment No. 1, dated February 1, 2008, to the Participation Agreement, dated March 29, 2001, between Registrant and PHL Variable Insurance Company.(30)

  (75) - (a) Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance Company.(18)

        - (b) Amendment No. 1, dated July 1, 2002, to the Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance Company.(27)

        - (c) Amended, dated April 30, 2004, to the Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance Company.(27)

        - (d) Amended, dated May 1, 2008, to the Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors life Insurance Company.(30)

  (76) - Participation Agreement, dated April 17, 2001, between Registrant and Sun Life Insurance and Annuity Company of New York.(18)

  (77) - (a) Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(18)

        - (b) Amendment, dated April 30, 2001, to the Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(27)

        - (c) Amendment, dated July 12, 2006, to the Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(28)

        - (d) Amendment and Novation dated May 1, 2007, to the Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(29)

  (78) - (a) Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life Insurance Company.(18)

        - (b) Amendment, dated April 30, 2004, to the Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life Insurance Company.(27)

  (79) - (a) Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(18)

        - (b) Amendment No. 1, dated December 18, 2002, to the Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(20)

  (80) - (a) Participation Agreement, dated October 1, 2000, between Registrant and The Travelers Life and Annuity Company.(18)

        - (b) Amendment, dated May 1, 2003, to the Participation Agreement, dated October 1, 2000, between Registrant and The Travelers Life and Annuity Company.(27)

        - (c) Amendment, dated March 31, 2005, to the Participation Agreement, dated October 1, 2000, between Registrant and The Travelers Life and Annuity Company.(27)

        - (d) Amendment, dated April 28, 2008, to the Participation Agreement, dated October 1, 2000, between Registrant and MetLife Insurance Company of Connecticut (formerly, The Travelers Life and Annuity Company).(30)

  (81) - Participation Agreement, dated November 1, 2001, between Registrant and The American Life Insurance Company of New York.(18)

  (82) - (a) Participation Agreement, dated May 1, 2002, between the Registrant and Hartford Life and Annuity Insurance Company.(27)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated May 1, 2002, to the Participation Agreement dated May 1, 2002, between the Registrant and Hartford Life and Annuity Insurance Company.(27)

  (83) - (a) Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company.(19)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company, Inc.(27)

        - (c) Amendment No. 2, dated April 1, 2005, to the Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company, Inc.(27)

        - (d) Amendment No. 3, dated October 1, 2006, to the Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company, Inc.(28)

  (84) - (a) Participation Agreement, dated May 1, 2002, between Registrant and AUSA Life Insurance Company, Inc.(20)

        - (b) Amendment No. 1, dated May 1, 2004, to the Participation Agreement, dated May 1, 2002, between Registrant and AUSA Life Insurance Company, Inc.(27)

        - (c) Amendment, dated July 12, 2006, to the Participation Agreement, dated May 1, 2002, between Registrant and Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.).(28)

        - (d) Amendment and Novation, dated May 1, 2007, to the Participation Agreement, dated May 1, 2002, between Registrant and Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.).(29)

        - (e) Amendment, dated July 30, 2007, to the Participation Agreement, dated May 1, 2002, between Registrant and Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.).(29)

        - (f) Amendment, dated January 10, 2008, to the Participation Agreement, dated May 1, 2002, between Registrant and Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company, Inc.). (30)

  (85) - (a) Participation Agreement, dated October 1, 2002, between Registrant and CUNA Mutual Life Insurance Company.(20)

        - (b) Amendment No. 1, dated May 1, 2004, to the Participation Agreement, dated October 1, 2002, between Registrant and CUNA Brokerage Services, Inc.(30)

        - (c) Amendment No. 2, dated March 19, 2008, to the Participation Agreement, dated October 1, 2002, between Registrant and CUNA Brokerage Services, Inc.(30)

  (86) - (a) Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance Company.(27)

        - (b) Amendment, dated May 1, 2003, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance Company.(27)

        - (c) Amendment, dated April 30, 2004, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance Company.(27)

        - (d) Amendment, dated July 15, 2005, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance Company (n/k/a Symetra Life Insurance Company.(27)

  (87) - (a) Participation Agreement, dated May 22, 2002, between Registrant and The Penn Mutual Life Insurance Company.(27)

        - (b) Amendment No. 1, dated May 1, 2004, to the Participation Agreement, dated May 22, 2002, between Registrant and the Penn Mutual Life Insurance Company.(27)

  (88) - (a) Participation Agreement, dated June 21, 2002, between Registrant and First Security Benefit Life Insurance and Annuity Company.(27)

        - (b) Amendment No. 1, dated May 1, 2003, to the Participation Agreement, dated June 21, 2002, between Registrant and First Security Benefit Life Insurance and Annuity Company.(27)

        - (c) Amendment No. 2, dated September 29, 2005, to the Participation Agreement, dated June 21, 2002, between Registrant and First Security Benefit Life Insurance and Annuity Company.(27)

        - (d) Amendment No. 3, dated November 15, 2006, to the Participation Agreement, dated June 21, 2002, between Registrant and First Security Benefit Life Insurance and Annuity Company.(28)

  (89) - Participation Agreement, dated April 30, 2003, between Registrant and MONY Life Insurance Company.(27)

  (90) - Participation Agreement, dated April 30, 2003, between Registrant and MONY Life Insurance Company of America.(27)

  (91) - (a) Participation Agreement, dated September 1, 2005, between Registrant and American National Insurance Company.(27)

        - (b) Amendment, dated March 2, 2007, to the Participation Agreement, dated September 1, 2005, between Registrant and American National Insurance Company.(29)

  (92) - (a) Participation Agreement, dated October 12, 1999, between Registrant and Security Equity Life Insurance Company.(27)

        - (b) Amendment No. 1, dated October 31, 2003, to the Participation Agreement, dated October 12, 1999, between Registrant and Security Equity Life Insurance Company.(27)

  (93) - (a) Participation Agreement, dated October 12, 1999, between Registrant and General American Life Insurance Company.(27)

        - (b) Amendment, dated September 2, 2002, to the Participation Agreement, dated October 12, 1999, between Registrant and General American Life Insurance Company.(27)

  (94) - (a) Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life Insurance Company.(27)

        - (b) Amendment, dated April 30, 2004, to the Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life Insurance Company.(27)

        - (c) Amendment, dated May 1, 2006, to the Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life Insurance Company.(27)

        - (d) Amendment, dated May 1, 2008, to the Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life Insurance Company.(30)

  (95) - Participation Agreement, dated April 30, 2004, between Registrant and Midland National Life Insurance Company.(27)

  (96) - Participation Agreement, dated April 30, 2004, between Registrant and National Life Insurance Company.(27)

  (97) - (a) Participation Agreement, dated April 30, 2004, between Registrant and Metropolitan Life Insurance Company.(27)

        - (b) Amendment No. 1, dated April 28, 2008, to the Participation Agreement, dated April 30, 2004, between Registrant and Metropolitan Life Insurance Company.(32)

  (98) - (a) Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corporation (formerly, Ameritas Variable Life Insurance Company).(27)

        - (b) Amendment No. 1, dated July 31, 2006, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corporation (formerly, Ameritas Variable Life Insurance Company).(28)

        - (c) Amendment No. 2, dated November 5, 2007, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corporation (formerly, Ameritas Variable Life Insurance Company).(29)

        - (d) Amendment No. 3, dated November 3, 2008, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corporation (formerly, Ameritas Variable Life Insurance Company).(32)

  (99) - (a) Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Company.(27)

        - (b) Novation to Participation Agreement, dated February 26, 2007, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Company.(28)

        - (c) Amendment No. 1, effective November 5, 2007, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corp.(29)

        - (d) Amendment No. 2, effective November 3, 2008, to the Participation Agreement, dated April 30, 2004, between Registrant and Ameritas Life Insurance Corp.(32)

  (100) - Participation Agreement, dated April 30, 2004, between Registrant and Business Men's Assurance Company of America.(27)

  (101) - Participation Agreement, dated April 30, 2004, between Registrant and American Skandia Life Assurance Corp.(27)

  (102) - Participation Agreement, dated April 30, 2004, between Registrant and Great- West Life Annuity Insurance Company.(27)


  (103) - (a) Participation Agreement, dated April 30, 2004, between Registrant and American United Life Insurance Company.(27)



        - (b) Amendment No. 1, dated April 1, 2009, to the Participation Agreement, dated April 30, 2004, between Registrant and American United Life Insurance Company.(33)


  (104) - (a) Participation Agreement, dated March 2, 2003, between Registrant and GE Capital Life Assurance Company of New York.(27)

        - (b) Amendment No. 1, dated April 29, 2005, to the Participation Agreement, dated March 2, 2003, between Registrant and GE Capital Life Assurance Company of New York.(27)

        - (c) Amendment No. 2, dated February 27, 2007, to the Participation Agreement, dated March 2, 2003, between Registrant and Genworth Life Insurance Company of New York (formerly, GE Capital Life Assurance Company of New York).(29)

        - (d) Amendment No. 3, dated March 18, 2008, to the Participation Agreement, dated March 2, 2003, between Registrant and Genworth Life Insurance Company of New York (formerly, GE Capital life Assurance Company of New York).(30)

  (105) - Participation Agreement, dated April 30, 2004, between Registrant and American Partners Life Insurance Company.(27)

  (106) - (a) Participation Agreement, dated April 30, 2004, between Registrant and Massachusetts Mutual Life Insurance Company.(27)

        - (b) Amendment No. 1, dated July 1, 2008, to the Participation Agreement, dated April 30, 2004, between Registrant and Massachusetts Mutual Life Insurance Company.(32)

  (107) - Participation Agreement, dated April 30, 2004, between Registrant and C.M. Life Insurance Company.(27)

  (108) - Participation Agreement, dated July 1, 2005, between Registrant and AXA Equitable Life Insurance Company.(27)

  (109) - (a) Participation Agreement, dated September 14, 2005, between Registrant and New York Life Insurance and Annuity Corp.(27)

        - (b) Addendum, dated March 17, 2006, to the Participation Agreement, dated September 14, 2005, between Registrant and New York Life Insurance and Annuity Corp.(27)


        - (c) Amendment No. 1, dated April 2, 2008, to the Participation Agreement, dated September 14, 2005, between Registrant and New York Life Insurance and Annuity Corp.(33)


  (110) - Participation Agreement, dated April 30, 2004, between Registrant and Chase Insurance Life and Annuity Company.(27)

  (111) - (a) Participation Agreement, dated April 30, 2004, between Registrant and Kemper Investors Life Insurance Company.(27)

        - (b) Amendment No. 1, dated May 28, 2008, to the Participation Agreement, dated April 30, 2004, between Registrant and Kemper Investors Life Insurance Company.(32)

  (112) - (a) Participation Agreement, dated January 6, 2003, between Registrant and Nationwide Life Insurance Company.(27)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated January 6, 2003, between Registrant and Nationwide Life Insurance Company.(27)

        - (c) Amendment No. 2, dated July 1, 2005, to the Participation Agreement, dated January 6, 2003, between Registrant and Nationwide Life Insurance Company.(27)


        - (d) Amendment No. 3, dated January 13, 2009, to the Participation Agreement, dated January 6, 2003, between Registrant and Nationwide Life Insurance Company.(33)


  (113) - (a) Participation Agreement, dated April 30, 2004, between Registrant, A I M Distributors, Inc. and First Great-West Life & Annuity Insurance Company.(28)

        - (b) Amendment No. 1, dated November 15, 2007, to the Participation Agreement dated April 30, 2004, between Registrant, A I M Distributors, Inc., and First Great-West Life & Annuity Insurance Company.(29)

        - (c) Amendment No. 2, dated February 20, 2008, to the Participation Agreement dated April 30, 2004, between Registrant, A I M Distributors, Inc., and First Great-West Life & Annuity Insurance Company.(30)


        - (d) Amendment No. 3, dated December 23, 2008, to the Participation Agreement dated April 30, 2004, between Registrant, A I M Distributors, Inc., and First Great-West Life & Annuity Insurance Company.(33)


  (114) - (a) Participation Agreement, dated April 30, 2004, between Registrant, A I M Distributors, Inc., and Great-West Life & Annuity Insurance Company.(29)

        - (b) Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated April 30, 2004, between Registrant, A I M Distributors, Inc. and Great-West Life & Annuity Insurance Company.(28)

        - (c) Amendment No. 2, dated August 1, 2006, to the Participation Agreement, dated April 30, 2004, between Registrant, A I M Distributors, Inc. and Great-West Life & Annuity Insurance Company.(28)

        - (d) Amendment No. 3, dated November 15, 2007, to the Participation Agreement, dated April 30, 2004, between Registrant, A I M Distributors, Inc. and Great-West Life & Annuity Insurance Company.(29)

  (115) - Participation Agreement, dated April 30, 2004, between Registrant and The Manufacturers Life Insurance Company of New York (effective January 1, 2005, John Hancock Life Insurance Company of New York).(28)

  (116) - Participation Agreement, dated April 30, 2004, between Registrant and The Manufacturers Life Insurance Company (U.S.A.) (effective January 1, 2005, John Hancock Life Insurance Company (U.S.A.).(28)


  (117) - Participation Agreement, dated December 1, 2008, between Registrant and Pacific Life & Annuity Company.(33)



  (118) - Participation Agreement, dated December 1, 2008, between Registrant and Pacific Life Insurance Company.(33)



  (119) - Accounting Services Agreement, dated March 31, 1993, between the Registrant and State Street Bank and Trust Company.(4)



  (120) - Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM Variable Insurance Funds.(12)



  (121) - Third Amended and Restated Interfund Loan Agreement, dated December 30, 2005, between Registrant and A I M Advisors, Inc.( 28)



  (122) - Fourth Amended and Restated Memorandum of Agreement, dated as of July 1, 2008, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding securities lending.(31)



  (123) - Memorandum of Agreement, dated as of July 1, 2008, between Registrant, on behalf of certain funds, and Invesco Aim Advisors, Inc., regarding advisory fee waivers.(31)

  (124) - (a) Memorandum of Agreement, dated as of October 22, 2008, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding expense limitations.(33)



        - (b) Memorandum of Agreement, dated as of March 4, 2009, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding expense limitations.(33)



  (125) - Memorandum of Agreement, dated as of July 1, 2008, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding Affiliated Money Market Fund Waiver.(31)



i         Legal Opinion - None.



j (1)   - Consent of Stradley Ronon Stevens and Young, LLP.(33)



  (2)   - Consent of PricewaterhouseCoopers LLP(33)



k       - Financial Statements for the period ended December 31, 2008 are incorporated by reference to the Funds' annual reports to shareholders contained in the Registrant's Form N-CSR filed on February 26, 2009.


l (1)   - (a) Agreements Concerning Initial Capitalization of the AIM V.I.
          Capital Appreciation Fund, the AIM V.I. Diversified Income Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. International Equity Fund, the AIM V.I. Money Market Fund, and the AIM V.I. Value Fund.(4)

        - (b) Agreements Concerning Initial Capitalization of the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund.(4)

        - (c) Agreement Concerning Initial Capitalization of the AIM V.I. Aggressive Growth Fund, the AIM V.I. Balanced Fund, the AIM V.I. Capital Development Fund and the AIM V.I. High Yield Fund.(7)

        - (d) Agreement Concerning Initial Capitalization of the AIM V.I. Blue Chip Fund.(11)

        - (e) Agreement Concerning Initial Capitalization of the AIM V.I. Dent Demographic Trends Fund.(11)

        - (f) Agreement Concerning Initial Capitalization of the AIM V.I. Basic Value Fund and the AIM V.I. Mid Cap Equity Fund, dated September 7, 2001.(18)


        - (g) Agreement Concerning Initial Capitalization of AIM V.I. PowerShares ETF Allocation Fund, dated October 21, 2008.(33)


m (1)   - (a) Registrant's Master Distribution Plan pursuant to Rule 12b-1 for
          Series II shares.(17)

        - (b) Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

        - (c) Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

        - (d) Amendment No. 3 to the Registrant's Master Distribution Plan, dated August 29, 2003.(22)

        - (e) Amendment No. 4 to the Registrant's Master Distribution Plan, dated April 30, 2004.(24)

        - (f) Amendment No. 5 to the Registrant's Master Distribution Plan, dated October 15, 2004.(24)

        - (g) Amendment No. 6 to the Registrant's Master Distribution Plan, dated July 1, 2005.(26)

        - (h) Amendment No. 7 to the Registrant's Master Distribution Plan, dated December 21, 2005.(26)

        - (i) Amendment No. 8 to the Registrant's Master Distribution Plan, dated May 1, 2006.(28)

        - (j) Amendment No. 9, to the Registrant's Master Distribution Plan, dated June 12, 2006.(28)

        - (k) Amendment No. 10, to the Registrant's Master Distribution Plan, July 3, 2006.(28)

        - (l) Amendment No. 11, to the Registrant's Master Distribution Plan, dated November 6, 2006.(28)

        - (m) Amendment No. 12, to the Registrant's Master Distribution Plan, dated December 21, 2006.(28)

        - (n) Amendment No. 13, to the Registrant's Master Distribution Plan, dated May 1, 2007.(29)


        - (o) Amendment No. 14, to the Registrant's Master Distribution Plan, dated October 22, 2008.(33)


n       - Registrant's Amended and Restated Multiple Class Plan, effective July
          16, 2001, as amended and restated August 18, 2003.(22)

o       - Reserved


p (1)   - Invesco Aim Management Group, Inc. and AIM Funds Code of Ethics,
          adopted May 1, 1981, as last amended effective January 1, 2009, relating to Invesco Aim Management Group, Inc. and any of its subsidiaries.(33)



  (2) - INVESCO Code of Ethics, dated February 29, 2008, as last amended January 1, 2009, relating to Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc.(33)



  (3) - Code of Ethics, revised 2008 relating to Invesco Asset Management Limited.(33)



  (4) - Invesco Asset Management (Japan) Limited Code of Ethics on behalf of AIM Japan Fund.(29)



  (5) - Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited.(33)

  (6) - Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark Ltd. Addendum to the Invesco Code of Conduct, revised July 2008, Policy No. D-6 Gifts and Entertainment, revised March 2008, and Policy No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Ltd.(33)



  (7) - Code of Ethics dated May 1, 2008, relating to Invesco Continental Europe Invesco Asset Management Deutschland GmbH.(33)



  (8) - INVESCO Ltd. Code of Conduct, revised November 2008, relating to Invesco Australia Limited.(33)


q       - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor.(30)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on April 19, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4, filed on November 3, 1994.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on April 26, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on April 29, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on April 23, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9, filed electronically on February 13, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 10, filed electronically on October 2, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on February 18, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12, filed electronically on April 29, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 13, filed electronically on July 13, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 14, filed electronically on September 28, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 15, filed electronically on February 16, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 16, filed electronically on February 17, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18, filed electronically on February 16, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19, filed electronically on April 12, 2001.

(16) Incorporated herein by reference to Post Effective Amendment No. 20, filed electronically on May 29, 2001.

(17) Incorporated herein by reference to Post Effective Amendment No. 21, filed electronically on July 18, 2001.

(18) Incorporated herein by reference to Post Effective Amendment No. 22, filed electronically on February 12, 2002.

(19) Incorporated herein by reference to Post Effective Amendment No. 24, filed electronically on April 30, 2002.

(20) Incorporated herein by reference to Post Effective Amendment No. 25, filed electronically on April 29, 2003.

(21) Incorporated herein by reference to Post Effective Amendment No. 26, filed electronically on June 18, 2003.

(22) Incorporated herein by reference to Post Effective Amendment No. 27, filed electronically on February 13, 2004.

(23) Incorporated herein by reference to Post Effective Amendment No. 28, filed electronically on April 13, 2004.

(24) Incorporated herein by reference to Post Effective Amendment No. 29, filed electronically on February 28, 2005.

(25) Incorporated herein by reference to Post Effective Amendment No. 30, filed electronically on April 29, 2005.

(26) Incorporated herein by reference to Post Effective Amendment No. 31, filed electronically on February 14, 2006.

(27) Incorporated herein by reference to Post Effective Amendment No. 32, filed electronically on April 27, 2006.

(28) Incorporated herein by reference to Post Effective Amendment No. 33, filed electronically on April 27, 2007.

(29) Incorporated herein by reference to Post Effective Amendment No. 34, filed electronically on February 11, 2008.

(30) Incorporated herein by reference to Post Effective Amendment No. 35, filed electronically on April 28, 2008.

(31) Incorporated herein by reference to Post Effective Amendment No. 36, filed electronically on August 8, 2008.


(32) Incorporated herein by reference to Post Effective Amendment No. 37, filed electronically on October 22, 2008.



(33) Filed herewith electronically


Item 24. Persons Controlled by or Under Common Control with Registrant

     None.

Item 25. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Items 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust, effective as of September 14, 2005, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to a $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Aim provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Aim or any of its officers, directors or employees, that Invesco Aim shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Aim to any series of the Registrant shall not automatically impart liability on the part of Invesco Aim to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Aim and Invesco Institutional (N.A.), Inc. (the "Sub-Advisory Contract") provides that the sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance by the sub-advisor of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the Sub-Advisory Contract.

     Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (formerly AIM Funds Management Inc.) (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor


     The only employment of a substantial nature of the Advisors' directors and officers is with Invesco Aim and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption "Fund Management--The Advisor" of the Prospectuses which comprises Part A of this Registration Statement, and to the discussion under the caption "Management of the Trust" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to
     Item 27(b) of this Part C.



     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.

Item 27. Principal Underwriters

(a) Invesco Aim Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


AIM Counselor Series Trust


AIM Equity Funds
AIM Funds Group
AIM Growth Series
AIM International Mutual Funds
AIM Investment Funds
AIM Investment Securities Funds
AIM Sector Funds
AIM Tax-Exempt Funds
AIM Treasurer's Series Trust
PowerShares Exchange-Traded Fund Trust
PowerShares Exchange-Traded Fund Trust II
PowerShares India Exchange-Traded Fund Trust
PowerShares Actively Managed Exchange-Traded Fund Trust
Short-Term Investments Trust

(b) The following table sets forth information with respect to each director, officer or partner of Invesco Aim Distributors, Inc.


  Name and Principal           Position and Offices with              Positions and Offices
   Business Address*                 Underwriter                          with Registrant
  ------------------     -----------------------------------   ----------------------------------
Philip A. Taylor         Director                              Trustee, President & Principal
                                                               Executive Officer

John S. Cooper           President                             None

William Hoppe, Jr.       Executive Vice President              None

Karen Dunn Kelley        Executive Vice President              Vice President

Brian Lee                Executive Vice President              None

Ben Utt                  Executive Vice President              None

LuAnn S. Katz            Senior Vice President                 None

Ivy B. McLemore          Senior Vice President                 None

Lyman Missimer III       Senior Vice President                 Assistant Vice President

David J. Nardecchia      Senior Vice President                 None

Margaret A. Vinson       Senior Vice President                 None

Gary K. Wendler          Director & Senior Vice President      None

John M. Zerr             Director, Senior Vice President &     Senior Vice President, Secretary &
                         Secretary                             Chief Legal Officer

David A. Hartley         Treasurer & Chief Financial Officer   None

Rebecca Starling-Klatt   Chief Compliance Officer &            None
                         Assistant Vice President

  Name and Principal           Position and Offices with              Positions and Offices
   Business Address*                 Underwriter                          with Registrant
  ------------------     -----------------------------------   ----------------------------------
Lance A. Rejsek          Anti-Money Laundering Compliance      Anti-Money Laundering Compliance
                         Officer                               Officer

*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

     (c)  Not applicable

Item 28. Location of Accounts and Records

     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained at the offices of Invesco Institutional (N.A.), Inc., 400 West Market Street, Suite 300, Louisville, Kentucky 40202, and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

     Records may also be maintained at the offices of:


     Invesco Asset Management Deutschland GmbH
     Bleichstrasse 60-62
     Frankfurt, Germany 60313

     Invesco Asset Management Limited
     30 Finsbury Square
     London, United Kingdom
     EC2A 1AG

     Invesco Asset Management (Japan) Limited
     25th Floor, Shiroyama Trust Tower
     3-1, Toranoman 4-chome, Minato-Ku
     Tokyo, Japan 105-6025

     Invesco Australia Limited
     333 Collins Street, Level 26
     Melbourne Vic 3000, Australia

     Invesco Global Asset Management (N.A.), Inc.
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Hong Kong Limited
     32nd Floor
     Three Pacific Place
     1 Queen's Road East
     Hong Kong

     Invesco Institutional (N.A.), Inc.
     1555 Peachtree Street, N.E.
     Atlanta, Georgia 30309

     Invesco Senior Secured Management, Inc.
     1166 Avenue of the Americas
     New York, NY 10036

     Invesco Trimark Ltd.
     5140 Yonge Street
     Suite 900
     Toronto, Ontario
     Canada M2N 6X7

Item 29. Management Services

     None.

Item 30.              Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of April, 2009.

                                        REGISTRANT: AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                    DATE
              ----------                            -----                    ----


         /s/ Philip A. Taylor                Trustee & President        April 28, 2009
-------------------------------------   (Principal Executive Officer)
          (Philip A. Taylor)

          /s/ Bob R. Baker*                        Trustee              April 28, 2009
-------------------------------------
            (Bob R. Baker)

         /s/ Frank S. Bayley*                      Trustee              April 29, 2009
-------------------------------------
          (Frank S. Bayley)

         /s/ James T. Bunch*                       Trustee              April 28, 2009
-------------------------------------
           (James T. Bunch)

        /s/ Bruce L. Crockett*                 Chair & Trustee          April 28, 2009
-------------------------------------
         (Bruce L. Crockett)

        /s/ Albert R. Dowden*                      Trustee              April 28, 2009
-------------------------------------
          (Albert R. Dowden)

         /s/ Jack M. Fields*                       Trustee              April 28, 2009
-------------------------------------
           (Jack M. Fields)

       /s/ Martin L. Flanagan*                     Trustee              April 28, 2009
-------------------------------------
         (Martin L. Flanagan)

         /s/ Carl Frischling*                      Trustee              April 28, 2009
-------------------------------------
          (Carl Frischling)

       /s/ Prema Mathai-Davis*                     Trustee              April 28, 2009
-------------------------------------
         (Prema Mathai-Davis)

        /s/ Lewis F. Pennock*                      Trustee              April 28, 2009
-------------------------------------
          (Lewis F. Pennock)

           /s/ Larry Soll*                         Trustee              April 28, 2009
-------------------------------------
             (Larry Soll)

      /s/ Raymond Stickel, Jr.*                    Trustee              April 28, 2009
-------------------------------------
        (Raymond Stickel, Jr.)




           /s/ Sheri Morris              Vice President & Treasurer     April 28, 2009
-------------------------------------     (Principal Financial and
          (Sheri S. Morris)                  Accounting Officer)


*By /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 35 on April 28, 2008.

                                     INDEX

Exhibit
 Number   Description
-------   ----------------------------------------------------------------------
d(1)(r)   Amendment No. 17, dated October 22, 2008, to Master Investment
          Advisory Agreement between Registrant and Invesco Aim Advisors, Inc.

d(3)(b)   Amendment No. 1, dated October 22, 2008, to Master Intergroup
          Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between
          Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management
          Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia
          Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong
          Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior
          Secured Management, Inc. and A I M Funds Management Inc.

e(1)(o)   Amendment No. 14, dated October 22, 2008, to First Amended and
          Restated Master Distribution Agreement between Registrant and Invesco
          Aim Distributors, Inc.

f(2)      Form of Retirement Plan for Eligible Directors/Trustees, as amended
          January 1, 2008

f(3)      Form of Trustee Deferred Compensation Agreement, as amended January 1,
          2008

h(1)(f)   Amendment No. 5, dated October 22, 2008, to Third Amended and Restated
          Master Administrative Services Agreement, dated July 1, 2006, between
          Registrant and Invesco Aim Advisors, Inc.

h(16)(a) Amended and Restated Participation Agreement, dated January 31, 2007, between Registrant and The Prudential Insurance Company of America

h(16)(b)  Amendment No. 1, dated March 25, 2009, to the Amended and Restated
          Participation Agreement, dated January 31, 2007, between Registrant and The Prudential Insurance Company of America

h(25)(j)  Amendment No. 8, dated December 31, 2008, to the Participation
          Agreement, dated February 2, 1998 between Registrant and The Guardian
          Insurance and Annuity Company, Inc.

h(31)(n)  Amendment No. 13, dated December 1, 2008, to the Participation
          Agreement, dated June 1, 1998, between Registrant and American General
          Life Insurance Company

h(36)(h) Amendment No. 7, dated May 1, 2009, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance
          Company

h(36)(i)  Form of Amendment No. 8 to the Participation Agreement, dated July 2,
          1998, between Registrant and Hartford Life Insurance Company

h(56)(g)  Amendment No. 6, dated December 1, 2008, to the Participation
          Agreement, dated August 31, 1999, between Registrant and The United
          States Life Insurance Company in the City of New York

h(103)(b) Amendment No. 1, dated April 1, 2009, to the Participation Agreement, dated April 30, 2004, between Registrant and American United Life
          Insurance Company

h(109)(c) Amendment No. 1, dated April 2, 2008, to the Participation Agreement, dated September 14, 2005, between Registrant and New York Life
          Insurance and Annuity Corp.

h(112)(d) Amendment No. 3, dated January 13, 2009, to the Participation
          Agreement, dated January 6, 2003, between Registrant and Nationwide
          Life Insurance Company

h(113)(d) Amendment No. 3, dated December 23, 2008, to the Participation
          Agreement dated April 30, 2004, between Registrant, A I M
          Distributors, Inc., and First Great-West Life & Annuity Insurance
          Company

h(117) Participation Agreement, dated December 1, 2008, between Registrant and Pacific Life & Annuity Insurance Company

h(118) Participation Agreement, dated December 1, 2008, between Registrant and Pacific Life Insurance Company

h(124)(a) Memorandum of Agreement, dated as of October 22, 2008, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding expense limitations

h(124)(b) Memorandum of Agreement, dated as of May 4, 2009, between Registrant, on behalf of all funds, and Invesco Aim Advisors, Inc., regarding expense limitations

j(1)      Consent of Stradley Ronon Stevens & Young, LLP

j(2)      Consent of PricewaterhouseCoopers LLP

l(1)(g)   Agreement Concerning Initial Capitalization of AIM V.I. PowerShares
          ETF Allocation Fund, dated October 21, 2008

m(1)(o)   Amendment No. 14, to the Registrant's Master Distribution Plan, dated
          October 22, 2008

p(1) Invesco Aim Management Group, Inc. and AIM Funds Code of Ethics, adopted May 1, 1981, as last amended effective January 1, 2009, relating to Invesco Aim Management Group, Inc. and any of its subsidiaries

p(2) Invesco Code of Ethics, adopted February 29, 2008, as last amended, January 1, 2009, relating to Invesco Global Asset Management (N.A.),
          Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured
          Management, Inc.

p(3)      Code of Ethics revised 2008, relating to Invesco Asset Management
          Limited

p(5) Invesco Staff Ethics and Personal Share Dealing, dated September 2008, relating to Invesco Hong Kong Limited

p(6)      Invesco Ltd. Code of Conduct, revised November 2008, Invesco Trimark
          Ltd. Addendum to the Invesco Code of Conduct, revised July 2008,
          Policy No. D-6 Gifts and Entertainment, revised March 2008, and Policy
          No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Ltd.

p(7)      Code of Ethics dated May 1, 2008, relating to Invesco Continental
          Europe Invesco Asset Management Deutschland GmbH

p(8)      Invesco Ltd. Code of Conduct, revised November 2008, relating to
          Invesco Australia Limited